UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 00560

John Hancock Investment Trust

(Exact name of registrant as specified in charter)

200 Berkeley Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

200 Berkeley Street

Boston, Massachusetts 02116

(Name and address of agent for service) Registrant's telephone number, including area code: 617-543-9634

Date of fiscal year end:	October 31
Date of reporting period:	October 31, 2021

ITEM 1. REPORTS TO STOCKHOLDERS

The Registrant prepared nine annual reports to shareholders for the year ended October 31, 2021. The first report applies to John Hancock Small Cap Core Fund, the second report applies to John Hancock Seaport Long/Short Fund, the third report applies to John Hancock Emerging Markets Equity Fund, the fourth report applies to John Hancock ESG International Equity Fund, the fifth report applies to John Hancock ESG Large Cap Core Fund, the sixth report applies to John Hancock Global Thematic Opportunities Fund, the seventh report applies to John Hancock Diversified Macro Fund, the eighth report applies to John Hancock Global Environmental Opportunities Fund and the ninth report applies to John Hancock International Dynamic Growth Fund.

Annual report
John Hancock
Small Cap Core Fund
U.S. equity
October 31, 2021

A message to shareholders
Dear shareholder,
U.S. stocks notched a strong advance during the 12 months ended October 31, 2021, as better-than-expected corporate earnings reports and continued economic recovery outweighed concerns over inflation, supply chain disruptions, and the spread of the highly infectious Delta variant of COVID-19. In addition, broadening authorization for COVID-19 vaccinations aided prospects for a return to more normal economic activities, offsetting concern over slowing economic momentum and wrangling in Washington over proposed spending bills.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Small Cap Core Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
17	Financial highlights
21	Notes to financial statements
28	Report of independent registered public accounting firm
29	Tax information
30	Evaluation of advisory and subadvisory agreements by the Board of Trustees
37	Trustees and Officers
41	More information
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The Russell 2000 Index tracks the performance of approximately 2,000 publicly traded small-cap companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
1Class A shares were first offered on 12-20-13 and ceased operations between 3-10-16 and 8-30-17. Returns while Class A shares were not offered are those of Class I shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Economic recovery led to a sharp equity market rally
The U.S. economy’s ongoing recovery from the COVID-19 pandemic sparked a steady and significant rally in U.S. stocks.
Small-cap stocks outperformed
Small-cap stocks outpaced the broader equity market for the period.
The fund outperformed its benchmark
Strong stock selection, particularly in the healthcare and information technology sectors, contributed to the fund’s outperformance of the Russell 2000 Index.
SECTOR COMPOSITION AS OF 10/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	3

Manager’s discussion of fund performance
Can you describe the market environment for U.S. small-cap stocks during the 12 months ended October 31, 2021?
Small-cap stocks posted strong returns for the reporting period, driven in large part by the U.S. economy’s continued recovery from the COVID-19 pandemic. The approval of multiple vaccines in late 2020 and rapid distribution of those vaccines in early 2021 sparked significant investor optimism in an economic rebound.
Small-cap stocks tend to outperform in an economic recovery, and that was the case through the first half of the reporting period. Since then, however, market sentiment shifted back toward larger stocks as concerns about rising inflation and the widening spread of the more-contagious Delta variant contributed to greater economic uncertainty and increased market volatility. Nonetheless, the major small-cap equity indexes still generated positive returns for the period.
How did the fund perform?
The fund outperformed its benchmark. Although the fund’s sector allocation is driven by our individual stock selection, sector weightings aided performance. In particular, an overweight position in information technology stocks, with an emphasis on semiconductor and semiconductor equipment and software companies, contributed meaningfully to performance. In addition, a focus on
TOP 10 HOLDINGS AS OF 10/31/2021 (% of net assets)
MaxLinear, Inc.	1.8
Magnolia Oil & Gas Corp., Class A	1.8
SMART Global Holdings, Inc.	1.7
PDC Energy, Inc.	1.6
ModivCare, Inc.	1.6
Cogent Communications Holdings, Inc.	1.5
Axcelis Technologies, Inc.	1.5
Avient Corp.	1.5
Madison Square Garden Sports Corp.	1.5
Tenable Holdings, Inc.	1.5
TOTAL	16.0
Cash and cash equivalents are not included.
4	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

healthcare equipment and supplies in the healthcare sector was another significant source of outperformance.
What fund holdings had the biggest impact on performance?
The top contributors to performance came from the energy sector—oil and gas producers Magnolia Oil & Gas Corp. and PDC Energy, Inc. Both companies benefited from a sharp increase in the price of oil, which more than doubled during the reporting period. Another leading contributor was Western apparel retailer Boot Barn Holdings, Inc., which rallied substantially thanks to favorable style trends and a significant expansion of market share in a fragmented industry.
Despite the overall success of the fund’s healthcare holdings, the most significant individual detractors came from that sector, including biotechnology firm Emergent BioSolutions, Inc. and health insurance broker GoHealth, Inc. Emergent BioSolutions, which specializes in vaccine development, declined after quality issues limited the company’s ability to produce COVID-19 vaccines on a contract basis for multiple pharmaceutical companies. GoHealth reported disappointing earnings as increased labor costs led to lower profit margins. We subsequently sold the fund’s position in GoHealth.
How was the fund positioned at the end of the reporting period?
Now that we’re past the early stages of economic recovery, we’ve shifted more of the fund’s assets into companies that are well positioned to benefit from the middle of the economic cycle. That said, the fund also has a meaningful position in stocks that don’t require an economic tailwind to prosper, such as interactive media and services companies and household products.
MANAGED BY

Bill Talbot, CFA

The views expressed in this report are exclusively those of Bill Talbot, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (12-20-13)	5-year	Since inception (12-20-13)
Class A1	45.95	13.97	10.36	92.29	117.20
Class I2	53.94	15.36	11.31	104.29	132.27
Class R6[1,2]	54.16	15.50	11.30	105.51	132.05
Class NAV[2]	54.07	15.51	11.44	105.67	134.39
Index†	50.80	15.52	10.96	105.72	126.56
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5%. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class I	Class R6	Class NAV
Gross (%)	1.30	1.05	0.93	0.92
Net (%)	1.29	1.04	0.92	0.91
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  †Index is the Russell 2000 Index.
See the following page for footnotes.
6	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Small Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the Russell 2000 Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I2	12-20-13	23,227	23,227	22,656
Class R6[1,2]	12-20-13	23,205	23,205	22,656
Class NAV[2]	12-20-13	23,439	23,439	22,656
The Russell 2000 Index tracks the performance of approximately 2,000 publicly traded small-cap companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A and Class I shares were first offered on 12-20-13. Class A shares ceased operations between 3-10-16 and 8-30-17. Returns while Class A shares were not offered are those of Class I shares. Class R6 shares were first offered on 8-30-17. Returns shown prior to this date are those of Class A shares (or Class I shares for the period between 3-10-16 and 8-30-17), that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,000.00	$6.15	1.22%
	Hypothetical example	1,000.00	1,019.10	6.21	1.22%
Class I	Actual expenses/actual returns	1,000.00	1,001.10	4.94	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Class R6	Actual expenses/actual returns	1,000.00	1,002.10	4.39	0.87%
	Hypothetical example	1,000.00	1,020.80	4.43	0.87%
Class NAV	Actual expenses/actual returns	1,000.00	1,002.20	4.34	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	9

Fund’s investments
AS OF 10-31-21
	Shares	Value
Common stocks 97.9%		$1,582,576,031
(Cost $1,321,521,856)
Communication services 6.7%		107,681,828
Diversified telecommunication services 1.5%
Cogent Communications Holdings, Inc.	324,602	24,861,267
Entertainment 1.5%
Madison Square Garden Sports Corp. (A)	126,200	23,916,162
Interactive media and services 3.7%
CarGurus, Inc. (A)	504,076	16,906,709
TripAdvisor, Inc. (A)	601,194	19,821,366
Yelp, Inc. (A)	574,070	22,176,324
Consumer discretionary 10.9%		176,912,597
Auto components 0.9%
Stoneridge, Inc. (A)	756,004	14,348,956
Household durables 3.4%
Tupperware Brands Corp. (A)	731,638	16,271,629
Universal Electronics, Inc. (A)	455,493	18,757,202
Vizio Holding Corp., Class A (A)	965,034	19,821,798
Internet and direct marketing retail 2.2%
Groupon, Inc. (A)	832,564	17,667,008
The RealReal, Inc. (A)	1,445,710	18,837,601
Leisure products 1.1%
Malibu Boats, Inc., Class A (A)	244,309	17,250,658
Specialty retail 2.1%
Boot Barn Holdings, Inc. (A)	160,716	16,793,215
Lithia Motors, Inc.	55,465	17,705,537
Textiles, apparel and luxury goods 1.2%
Columbia Sportswear Company	187,394	19,458,993
Consumer staples 2.9%		47,536,100
Food and staples retailing 0.8%
United Natural Foods, Inc. (A)	314,887	13,662,947
Household products 2.1%
Central Garden & Pet Company, Class A (A)	394,496	18,225,715
Spectrum Brands Holdings, Inc.	166,906	15,647,438
Energy 3.4%		54,312,662
Oil, gas and consumable fuels 3.4%
Magnolia Oil & Gas Corp., Class A	1,340,197	27,983,313
PDC Energy, Inc.	503,333	26,329,349
10	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials 10.4%		$168,539,075
Banks 8.0%
Atlantic Union Bankshares Corp.	485,323	17,408,536
Banner Corp.	316,241	18,266,080
First Hawaiian, Inc.	619,575	17,094,074
Independent Bank Group, Inc.	246,701	17,834,015
Pinnacle Financial Partners, Inc.	199,435	19,259,438
SouthState Corp.	240,534	18,783,300
Univest Financial Corp.	722,588	20,738,276
Capital markets 1.1%
Moelis & Company, Class A	244,006	17,748,996
Diversified financial services 1.3%
Compass Diversified Holdings	717,131	21,406,360
Health care 19.0%		306,994,228
Biotechnology 1.9%
ACADIA Pharmaceuticals, Inc. (A)	339,795	6,099,320
Emergent BioSolutions, Inc. (A)	285,263	13,598,487
Halozyme Therapeutics, Inc. (A)	191,475	7,289,453
Sage Therapeutics, Inc. (A)	103,487	4,176,735
Health care equipment and supplies 8.6%
AngioDynamics, Inc. (A)	573,715	16,408,249
Cutera, Inc. (A)	190,375	8,186,125
Integer Holdings Corp. (A)	156,671	14,103,523
Integra LifeSciences Holdings Corp. (A)	295,354	19,629,227
Lantheus Holdings, Inc. (A)	761,570	17,813,122
Merit Medical Systems, Inc. (A)	239,184	16,087,516
NuVasive, Inc. (A)	354,985	18,942,000
SeaSpine Holdings Corp. (A)	1,022,523	15,296,944
The Cooper Companies, Inc.	28,857	12,031,060
Health care providers and services 4.7%
ModivCare, Inc. (A)	153,378	24,965,337
Owens & Minor, Inc.	534,422	19,175,061
Select Medical Holdings Corp.	502,554	16,694,844
Tivity Health, Inc. (A)	591,949	14,810,564
Health care technology 1.0%
Change Healthcare, Inc. (A)	724,958	15,608,346
Life sciences tools and services 1.4%
Syneos Health, Inc. (A)	250,276	23,360,762
Pharmaceuticals 1.4%
Prestige Consumer Healthcare, Inc. (A)	378,689	22,717,553
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	11

	Shares	Value
Industrials 15.0%		$242,204,653
Aerospace and defense 3.1%
Curtiss-Wright Corp.	131,061	16,733,868
Hexcel Corp. (A)	338,205	19,189,752
Mercury Systems, Inc. (A)	294,305	15,168,480
Air freight and logistics 1.3%
Hub Group, Inc., Class A (A)	263,624	20,712,938
Building products 3.7%
Gibraltar Industries, Inc. (A)	283,766	18,490,193
PGT Innovations, Inc. (A)	992,046	21,180,182
Simpson Manufacturing Company, Inc.	185,554	19,685,424
Construction and engineering 2.4%
Arcosa, Inc.	427,085	22,093,107
Quanta Services, Inc.	135,807	16,470,673
Electrical equipment 1.4%
Regal Rexnord Corp.	147,275	22,434,401
Machinery 2.1%
Blue Bird Corp. (A)	816,441	16,010,408
The Timken Company	254,661	18,068,198
Trading companies and distributors 1.0%
Applied Industrial Technologies, Inc.	163,798	15,967,029
Information technology 23.7%		383,854,940
IT services 1.2%
WNS Holdings, Ltd., ADR (A)	220,433	19,576,655
Semiconductors and semiconductor equipment 10.1%
Axcelis Technologies, Inc. (A)	452,540	24,858,022
FormFactor, Inc. (A)	556,645	22,143,338
MaxLinear, Inc. (A)	475,613	29,963,623
SMART Global Holdings, Inc. (A)	515,455	27,556,224
Synaptics, Inc. (A)	80,625	15,687,206
Tower Semiconductor, Ltd. (A)	656,251	20,914,719
Veeco Instruments, Inc. (A)	933,058	22,663,979
Software 12.4%
ChannelAdvisor Corp. (A)	587,084	14,976,513
Cognyte Software, Ltd. (A)	853,024	16,983,708
CommVault Systems, Inc. (A)	317,619	19,533,569
CyberArk Software, Ltd. (A)	118,845	21,405,173
E2open Parent Holdings, Inc. (A)	1,775,393	22,192,413
Ping Identity Holding Corp. (A)	436,109	12,354,968
Progress Software Corp.	450,101	23,139,692
Sailpoint Technologies Holdings, Inc. (A)	428,907	20,578,958
Tenable Holdings, Inc. (A)	446,935	23,799,289
Xperi Holding Corp.	935,240	16,759,501
12	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology (continued)
Software (continued)
Zuora, Inc., Class A (A)	401,070	$8,767,390
Materials 3.0%		48,461,409
Chemicals 1.5%
Avient Corp.	459,033	24,732,698
Construction materials 1.5%
Summit Materials, Inc., Class A (A)	665,602	23,728,711
Real estate 2.2%		35,132,232
Equity real estate investment trusts 2.2%
American Assets Trust, Inc.	492,527	18,632,296
First Industrial Realty Trust, Inc.	283,358	16,499,936
Utilities 0.7%		10,946,307
Multi-utilities 0.7%
Unitil Corp.	262,187	10,946,307

	Yield (%)	Shares	Value
Short-term investments 1.5%			$24,752,011
(Cost $24,752,011)
Short-term funds 1.5%			24,752,011
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(B)	24,752,011	24,752,011

Total investments (Cost $1,346,273,867) 99.4%	$1,607,328,042
Other assets and liabilities, net 0.6%	9,290,656
Total net assets 100.0%	$1,616,618,698

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 10-31-21.
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $1,354,151,327. Net unrealized appreciation aggregated to $253,176,715, of which $317,662,713 related to gross unrealized appreciation and $64,485,998 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $1,346,273,867)	$1,607,328,042
Dividends and interest receivable	44,733
Receivable for fund shares sold	3,000,609
Receivable for investments sold	20,355,295
Other assets	98,368
Total assets	1,630,827,047
Liabilities
Payable for investments purchased	13,032,060
Payable for fund shares repurchased	797,432
Payable to affiliates
Accounting and legal services fees	86,380
Transfer agent fees	65,777
Other liabilities and accrued expenses	226,700
Total liabilities	14,208,349
Net assets	$1,616,618,698
Net assets consist of
Paid-in capital	$1,181,119,132
Total distributable earnings (loss)	435,499,566
Net assets	$1,616,618,698

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($377,283,358 ÷ 20,373,232 shares)[1]	$18.52
Class I ($307,675,922 ÷ 16,548,617 shares)	$18.59
Class R6 ($242,108,863 ÷ 12,984,868 shares)	$18.65
Class NAV ($689,550,555 ÷ 36,996,942 shares)	$18.64
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$19.49

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Dividends	$10,789,038
Interest	7,056
Less foreign taxes withheld	(25,084)
Total investment income	10,771,010
Expenses
Investment management fees	10,945,153
Distribution and service fees	857,062
Accounting and legal services fees	210,318
Transfer agent fees	619,158
Trustees’ fees	19,375
Custodian fees	128,324
State registration fees	95,028
Printing and postage	92,163
Professional fees	78,019
Other	55,556
Total expenses	13,100,156
Less expense reductions	(117,003)
Net expenses	12,983,153
Net investment loss	(2,212,143)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	198,792,457
198,792,457
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	222,681,075
222,681,075
Net realized and unrealized gain	421,473,532
Increase in net assets from operations	$419,261,389
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(2,212,143)	$169,588
Net realized gain	198,792,457	28,891,686
Change in net unrealized appreciation (depreciation)	222,681,075	6,260,132
Increase in net assets resulting from operations	419,261,389	35,321,406
Distributions to shareholders
From earnings
Class A	(3,828,973)	—
Class I	(1,085,792)	—
Class R6	(1,816,600)	—
Class NAV	(7,283,499)	—
Total distributions	(14,014,864)	—
From fund share transactions	499,112,715	32,398,478
Total increase	904,359,240	67,719,884
Net assets
Beginning of year	712,259,458	644,539,574
End of year	$1,616,618,698	$712,259,458
16	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17[1]
Per share operating performance
Net asset value, beginning of period	$12.22	$11.78	$11.42	$13.82	$12.86
Net investment loss[2]	(0.07)	(0.02)	(0.01)	(0.01)	—[3]
Net realized and unrealized gain (loss) on investments	6.57	0.46	0.89	(0.89)	0.96
Total from investment operations	6.50	0.44	0.88	(0.90)	0.96
Less distributions
From net realized gain	(0.20)	—	(0.52)	(1.50)	—
Net asset value, end of period	$18.52	$12.22	$11.78	$11.42	$13.82
Total return (%)[4,5]	53.59	3.74	8.45	(7.59)	7.47[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$377	$229	$235	$240	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.30	1.29	1.37	1.41[7]
Expenses including reductions	1.23	1.29	1.29	1.36	1.40[7]
Net investment loss	(0.41)	(0.19)	(0.10)	(0.07)	—[7,8]
Portfolio turnover (%)	64	82	72	102[9]	68[10]

[1]	Period from 8-30-17 (relaunch date) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
[8]	Less than 0.005%.
[9]	Excludes merger activity.
[10]	Portfolio turnover is shown for the period from 11-1-16 to 10-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	17

CLASS I SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$12.25	$11.78	$11.41	$13.82	$10.98
Net investment income (loss)[1]	(0.03)	—[2]	0.02	0.02	0.05
Net realized and unrealized gain (loss) on investments	6.59	0.47	0.89	(0.90)	2.88
Total from investment operations	6.56	0.47	0.91	(0.88)	2.93
Less distributions
From net investment income	(0.02)	—	(0.02)	(0.03)	(0.09)
From net realized gain	(0.20)	—	(0.52)	(1.50)	—
Total distributions	(0.22)	—	(0.54)	(1.53)	(0.09)
Net asset value, end of period	$18.59	$12.25	$11.78	$11.41	$13.82
Total return (%)[3]	53.94	3.99	8.79	(7.48)	26.79
Ratios and supplemental data
Net assets, end of period (in millions)	$308	$47	$25	$29	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	1.04	1.05	1.13	1.15
Expenses including reductions	0.98	1.04	1.04	1.12	1.14
Net investment income (loss)	(0.19)	(0.01)	0.14	0.19	0.41
Portfolio turnover (%)	64	82	72	102[4]	68

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Excludes merger activity.
18	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17[1]
Per share operating performance
Net asset value, beginning of period	$12.28	$11.79	$11.43	$13.83	$12.86
Net investment income (loss)[2]	(0.01)	0.02	0.03	0.04	0.01
Net realized and unrealized gain (loss) on investments	6.61	0.47	0.89	(0.90)	0.96
Total from investment operations	6.60	0.49	0.92	(0.86)	0.97
Less distributions
From net investment income	(0.03)	—	(0.04)	(0.04)	—
From net realized gain	(0.20)	—	(0.52)	(1.50)	—
Total distributions	(0.23)	—	(0.56)	(1.54)	—
Net asset value, end of period	$18.65	$12.28	$11.79	$11.43	$13.83
Total return (%)[3]	54.16	4.16	8.83	(7.30)	7.54[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$242	$95	$86	$82	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.93	0.94	1.02	1.05[6]
Expenses including reductions	0.88	0.93	0.93	1.01	1.04[6]
Net investment income (loss)	(0.07)	0.16	0.25	0.29	0.45[6]
Portfolio turnover (%)	64	82	72	102[7]	68[8]

[1]	The inception date for Class R6 shares is 8-30-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	Excludes merger activity.
[8]	Portfolio turnover is shown for the period from 11-1-16 to 10-31-17.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	19

CLASS NAV SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$12.27	$11.79	$11.42	$13.83	$10.98
Net investment income (loss)[1]	(0.01)	0.02	0.03	0.04	0.06
Net realized and unrealized gain (loss) on investments	6.61	0.46	0.90	(0.91)	2.89
Total from investment operations	6.60	0.48	0.93	(0.87)	2.95
Less distributions
From net investment income	(0.03)	—	(0.04)	(0.04)	(0.10)
From net realized gain	(0.20)	—	(0.52)	(1.50)	—
Total distributions	(0.23)	—	(0.56)	(1.54)	(0.10)
Net asset value, end of period	$18.64	$12.27	$11.79	$11.42	$13.83
Total return (%)[2]	54.07	4.16	8.94	(7.36)	27.00
Ratios and supplemental data
Net assets, end of period (in millions)	$690	$342	$298	$156	$176
Ratios (as a percentage of average net assets):
Expenses before reductions	0.88	0.92	0.93	1.01	1.04
Expenses including reductions	0.87	0.91	0.92	1.00	1.03
Net investment income (loss)	(0.05)	0.15	0.26	0.32	0.49
Portfolio turnover (%)	64	82	72	102[3]	68

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
20	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Small Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	21

pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of October 31, 2021, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage
22	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT

and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2021 were $10,090.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	$12,738,273	—
Long-term capital gains	1,276,591	—
Total	$14,014,864	—
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $54,185,083 of undistributed ordinary income and $128,137,768 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, proceeds from redemptions as distributions for tax purposes and wash sale loss deferrals.
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	23

Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.870% of the first $300 million of the fund’s average daily net assets, (b) 0.830% of the next $300 million of the fund’s average daily net assets, (c) 0.815% of the next $300 million of the fund’s average daily net assets, and (d) 0.800% of the fund’s average daily net assets in excess of $900 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$30,105
Class I	16,277
Class R6	15,318
Class	Expense reduction
Class NAV	$55,303
Total	$117,003

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 0.82% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
24	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $391,967 for the year ended October 31, 2021. Of this amount, $66,530 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $325,437 was paid as sales commissions to broker-dealers.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2021, CDSCs received by the Distributor amounted to $736 for Class A.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$857,062	$394,596
Class I	—	207,984
Class R6	—	16,578
Total	$857,062	$619,158
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	25

Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2021 and 2020 were as follows:
	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	4,028,265	$71,297,313	2,758,012	$31,534,508
Distributions reinvested	249,970	3,801,809	—	—
Repurchased	(2,641,305)	(45,923,216)	(3,986,551)	(46,109,977)
Net increase (decrease)	1,636,930	$29,175,906	(1,228,539)	$(14,575,469)
Class I shares
Sold	16,045,645	$286,846,051	2,966,238	$35,383,434
Distributions reinvested	71,271	1,085,462	—	—
Repurchased	(3,394,356)	(60,681,101)	(1,298,171)	(14,610,897)
Net increase	12,722,560	$227,250,412	1,668,067	$20,772,537
Class R6 shares
Sold	7,585,301	$136,640,972	2,783,859	$32,136,112
Distributions reinvested	118,931	1,814,886	—	—
Repurchased	(2,415,400)	(42,551,142)	(2,372,125)	(27,668,446)
Net increase	5,288,832	$95,904,716	411,734	$4,467,666
Class NAV shares
Sold	11,632,619	$191,633,812	5,712,259	$60,799,479
Distributions reinvested	477,293	7,283,499	—	—
Repurchased	(2,974,244)	(52,135,630)	(3,135,542)	(39,065,735)
Net increase	9,135,668	$146,781,681	2,576,717	$21,733,744
Total net increase	28,783,990	$499,112,715	3,427,979	$32,398,478
Affiliates of the fund owned 1% and 100% of shares of Class R6 and Class NAV, respectively, on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,283,221,706 and $825,203,758, respectively, for the year ended October 31, 2021.
Note 7—Industry or sector risk
The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is
26	JOHN HANCOCK Small Cap Core Fund | ANNUAL REPORT

particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates, and regulatory and market impacts.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2021, funds within the John Hancock group of funds complex held 42.7% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio/Fund	Affiliated Concentration
JHF II Multimanager Lifestyle Growth Portfolio	20.2%
JHF II Multimanager Lifestyle Balanced Portfolio	13.2%
JHF II Multimanager Lifestyle Aggressive Portfolio	8.5%
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Small Cap Core Fund	27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Small Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Small Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $11,182,048 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Small Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference1meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and five-year periods and underperformed its benchmark index for the three-year period ended December 31, 2020. The Board also noted that the fund outperformed the peer group median for the one-, three- and five-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index for the one- and five-year periods and relative to the peer group for the one-, three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.
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The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduce certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and
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present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
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Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	39

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
40	JOHN HANCOCK SMALL CAP CORE FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Manager
Bill Talbot, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK SMALL CAP CORE FUND	41

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Small Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901703	445A 10/21
12/2021

Annual report
John Hancock
Seaport Long/Short Fund
Alternative
October 31, 2021

A message to shareholders
Dear shareholders,
Global equities delivered strong returns during the 12 months ended October 31, 2021. Following the approval of the first COVID-19 vaccine at the beginning of the period, economic growth and corporate earnings surged as virus-related restrictions were gradually lifted. World monetary policy was also highly supportive, with most global central banks holding interest rates near zero and maintaining their stimulative quantitative easing programs even as the economy recovered. Multiple stimulus packages enacted by the U.S. government provided an added boost to both economic growth and investor sentiment. These developments helped most major indexes finish the period near all-time highs despite periodic volatility associated with concerns about inflation, slowing growth in China, and new variants of the coronavirus.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Seaport Long/Short Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
109	Financial statements
113	Financial highlights
118	Notes to financial statements
133	Report of independent registered public accounting firm
134	Tax information
135	Evaluation of advisory and subadvisory agreements by the Board of Trustees
142	Trustees and Officers
146	More information
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Global equities rallied during the period
Robust economic growth and accelerating corporate earnings helped fuel investors’ appetite for risk, leading to strong gains across the equity markets.
The fund underperformed its benchmark, the MSCI World Index
The fund produced a positive return, but didn’t keep pace with the index.
The long portfolio was the primary driver of performance
The fund’s short positions finished with a negative return, offsetting some of the gains from its long positions.
PORTFOLIO COMPOSITION AS OF 10/31/2021 (% of net assets)

Common stocks	61.8
Financials	14.8
Health care	14.6
Information technology	10.8
Industrials	5.8
Consumer discretionary	4.4
Energy	4.0
Utilities	2.5
Materials	2.1
Communication services	2.1
Real estate	0.6
Consumer staples	0.1
Preferred securities	0.9
Purchased options	0.6
Short-term investments and other	36.7
TOTAL	100.0
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	3

Manager’s discussion of fund performance
Can you describe the market environment during the 12 months ended October 31, 2021?
Global equities delivered strong returns during the period. Following the approval of the first COVID-19 vaccine in November 2020, economic growth and corporate earnings surged as virus-related restrictions were gradually lifted. World monetary policy was also highly supportive, as were the various stimulus packages enacted by the U.S. government. These developments helped most major indexes finish October 2021 near all-time highs despite periodic volatility associated with concerns about inflation, slowing growth in China, and new, more contagious variants of COVID-19.
What aspects of the fund’s positioning affected performance?
The fund’s long portfolio gained 44.6%, while its short positions returned a loss of 28.2%. Within the long portfolio, Alphabet, Inc., Western Alliance Bancorp, and Baidu, Inc. were among the leading individual contributors. Alibaba Group Holding, Ltd., StoneCo, Ltd., and Splunk, Inc. were notable detractors. We sold the fund’s holdings in Alibaba and Splunk prior to period end.
Could you explain the fund’s positioning?
Our strategy uses a bottom-up process that seeks to identify attractively valued growth companies while accounting for macroeconomic risks. We use derivatives
TOP 10 HOLDINGS AS OF 10/31/2021 (% of net assets)
Marvell Technology, Inc.	1.0
Intact Financial Corp.	0.9
Reliance Industries, Ltd.	0.9
Fluor Corp.	0.9
Synovus Financial Corp.	0.8
American Express Company	0.8
BAWAG Group AG	0.7
Chesapeake Energy Corp.	0.7
salesforce.com, Inc.	0.6
Airbnb, Inc., Class A	0.6
TOTAL	7.9
Cash and cash equivalents are not included.
COUNTRY COMPOSITION AS OF 10/31/2021 (% of net assets)
United States	72.0
United Kingdom	3.2
Canada	3.1
Japan	2.7
China	2.2
India	2.1
France	1.6
Ireland	1.5
Switzerland	1.3
South Korea	1.0
Other countries	9.3
TOTAL	100.0
4	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

(the fund’s short positions) to minimize the impact of volatility in the areas in which the fund holds long positions. As of period end, the fund’s allocations—including exposure to derivatives—were healthcare (23% of net assets), diversified equity (22%), capital cycles (20%), financials (19%), and technology (16%).
The healthcare strategy strives to take advantage of the accelerating innovation occurring across the sector, particularly in the drug discovery, medical tools and equipment, and services industries. The financials strategy is a diversified, fundamentally driven long/short equity approach that looks to capitalize on the high level of volatility the sector has experienced historically. The technology strategy seeks to take advantage of disruptive trends in technology that are reshaping the global economy, while striving to mitigate the volatility and large drawdowns that are characteristic of the sector. The capital cycles strategy is managed in a contrarian, countercyclical style. On the long side, the strategy invests in securities and sectors in which capital is most needed and where the underlying assets are scarce. On the short side, the strategy looks for opportunities where capital is abundant and assets are easily replicated.
Can you tell us about recent manager changes?
Effective April 1, 2021, Andrew R. Heiskell left the management team. Effective July 1, 2021, Rebecca D. Sykes, CFA, was added to the management team. Effective September 1, 2021, Jean M. Hynes left the management team.
MANAGED BY

The Seaport Long/Short Fund is
managed by a team of portfolio
managers at Wellington
Management Company LLP.
The views expressed in this report are exclusively those of Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (12-20-13)	5-year	Since inception (12-20-13)
Class A	8.01	6.26	4.58	35.47	42.22
Class C1	11.86	6.59	4.56	37.61	42.03
Class I2	14.00	7.68	5.60	44.80	53.52
Class R6[2]	14.22	7.81	5.74	45.64	55.15
Class NAV[2]	14.12	7.81	5.74	45.67	55.17
Index†	40.42	15.45	10.97	105.12	126.78
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until July 31, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	2.03	2.73	1.73	1.62	1.61
Net (%)	2.02	2.72	1.72	1.61	1.60
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI World Index.
See the following page for footnotes.
6	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Seaport Long/Short Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI World Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	12-20-13	14,203	14,203	22,678
Class I2	12-20-13	15,352	15,352	22,678
Class R6[2]	12-20-13	15,515	15,515	22,678
Class NAV[2]	12-20-13	15,517	15,517	22,678
The MSCI World Index tracks the performance of publicly traded large- and mid-cap stocks of developed-market companies.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class C shares were first offered on 5-16-14. Returns prior to this date are those of Class A shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$993.70	$9.80	1.95%
	Hypothetical example	1,000.00	1,015.40	9.91	1.95%
Class C	Actual expenses/actual returns	1,000.00	990.20	13.29	2.65%
	Hypothetical example	1,000.00	1,011.80	13.44	2.65%
Class I	Actual expenses/actual returns	1,000.00	995.40	8.30	1.65%
	Hypothetical example	1,000.00	1,016.90	8.39	1.65%
Class R6	Actual expenses/actual returns	1,000.00	996.20	7.80	1.55%
	Hypothetical example	1,000.00	1,017.40	7.88	1.55%
Class NAV	Actual expenses/actual returns	1,000.00	995.50	7.75	1.54%
	Hypothetical example	1,000.00	1,017.40	7.83	1.54%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	9

Fund’s investments
AS OF 10-31-21
	Shares	Value
Common stocks 61.8%		$709,244,896
(Cost $620,621,863)
Communication services 2.1%		24,380,950
Diversified telecommunication services 0.2%
Cellnex Telecom SA (A)(B)	33,676	2,071,063
Entertainment 0.3%
ROBLOX Corp., Class A (B)	11,046	928,085
Sea, Ltd., ADR (B)	1,852	636,292
Spotify Technology SA (B)	8,696	2,516,622
Interactive media and services 1.0%
Alphabet, Inc., Class A (B)	520	1,539,678
Baidu, Inc., Class A (B)	1,950	39,847
CarGurus, Inc. (B)	10,089	338,385
Facebook, Inc., Class A (B)	6,667	2,157,241
j2 Global, Inc. (B)	330	42,329
Match Group, Inc. (B)	9,929	1,497,095
Snap, Inc., Class A (B)	76,766	4,036,356
Zillow Group, Inc., Class A (B)	20,331	2,149,393
Media 0.6%
Cardlytics, Inc. (B)	25,856	2,033,833
Criteo SA, ADR (B)	29,031	959,184
DISH Network Corp., Class A (B)	83,651	3,435,547
Consumer discretionary 4.4%		49,996,644
Automobiles 0.6%
Guangzhou Automobile Group Company, Ltd., H Shares	40,945	38,650
Kia Corp.	27,952	2,039,723
Mahindra & Mahindra, Ltd.	176,989	2,098,748
XPeng, Inc., A Shares (B)	2,630	61,026
XPeng, Inc., ADR (B)	50,807	2,369,130
Diversified consumer services 0.0%
Hope Education Group Company, Ltd. (A)	1,414,258	252,230
Hotels, restaurants and leisure 1.5%
Airbnb, Inc., Class A (B)	41,300	7,048,258
Bloomberry Resorts Corp. (B)	294,171	39,707
Booking Holdings, Inc. (B)	1,063	2,573,289
Elior Group SA (A)(B)	242,047	1,915,025
Flutter Entertainment PLC (B)	6,110	1,153,000
Galaxy Entertainment Group, Ltd. (B)	4,950	26,635
Planet Fitness, Inc., Class A (B)	26,735	2,126,769
Siteminder, Ltd. (B)	479,044	1,823,426
10	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Consumer discretionary (continued)
Household durables 0.7%
Cavco Industries, Inc. (B)	8,430	$2,026,403
Midea Group Company, Ltd., Class A	1,500	16,090
Panasonic Corp.	176,375	2,181,057
Skyline Champion Corp. (B)	64,192	4,064,637
Internet and direct marketing retail 0.7%
Amazon.com, Inc. (B)	1,434	4,836,065
Coupang, Inc. (B)	117,875	3,507,960
Specialty retail 0.6%
Five Below, Inc. (B)	16,974	3,348,970
Floor & Decor Holdings, Inc., Class A (B)	13,287	1,805,969
The TJX Companies, Inc.	951	62,281
Ulta Beauty, Inc. (B)	4,915	1,805,574
Textiles, apparel and luxury goods 0.3%
Lululemon Athletica, Inc. (B)	5,957	2,776,022
Consumer staples 0.1%		1,498,374
Beverages 0.1%
Constellation Brands, Inc., Class A	6,911	1,498,374
Energy 4.0%		46,009,794
Energy equipment and services 0.2%
Noble Corp. (B)	51,907	1,305,980
Valaris, Ltd. (B)	30,920	1,089,002
Oil, gas and consumable fuels 3.8%
ARC Resources, Ltd.	635,809	6,098,136
Beach Energy, Ltd.	30,370	31,904
Cheniere Energy, Inc. (B)	25,377	2,623,982
Chesapeake Energy Corp.	119,444	7,613,361
China Petroleum & Chemical Corp., H Shares	69,287	33,759
Coterra Energy, Inc.	308,963	6,587,091
ENEOS Holdings, Inc.	1,000	4,032
Energy Transfer LP	95,485	908,062
Hindustan Petroleum Corp., Ltd.	22,824	95,033
NAC Kazatomprom JSC, GDR	25,781	1,121,232
Oil & Natural Gas Corp., Ltd.	27,247	54,565
Reliance Industries, Ltd.	288,479	9,804,054
Royal Dutch Shell PLC, A Shares	4,967	114,445
SK Innovation Company, Ltd. (B)	8,148	1,699,265
S-Oil Corp.	1,037	90,735
Targa Resources Corp.	15,504	847,604
Viper Energy Partners LP	151,636	3,343,574
Whiting Petroleum Corp. (B)	39,060	2,543,978
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	11

	Shares	Value
Financials 14.8%		$170,288,382
Banks 6.9%
AIB Group PLC (B)	1,206,454	3,265,240
Amerant Bancorp, Inc. (B)	40,049	1,063,301
Ameris Bancorp	44,541	2,333,503
BAWAG Group AG (A)(B)	131,233	8,253,929
Commerzbank AG (B)	225,470	1,646,580
Credit Agricole SA	2	30
Erste Group Bank AG	73,887	3,168,696
Flushing Financial Corp.	27,163	652,455
Fukuoka Financial Group, Inc.	63,000	1,131,815
International Bancshares Corp.	5,339	226,374
JPMorgan Chase & Co.	7,194	1,222,189
Kasikornbank PCL	519,760	2,215,803
KB Financial Group, Inc.	2,149	104,020
KBC Group NV	69,055	6,430,607
Komercni banka AS	15,857	615,249
Kotak Mahindra Bank, Ltd.	111,491	3,048,977
Mitsubishi UFJ Financial Group, Inc.	363,089	1,990,997
NatWest Group PLC	447,972	1,350,714
Nova Ljubljanska Banka DD, GDR	74,913	1,285,988
Popular, Inc.	74,276	6,049,037
Standard Chartered PLC	217,245	1,469,228
Synovus Financial Corp.	204,358	9,521,039
The PNC Financial Services Group, Inc.	24,989	5,273,429
Triumph Bancorp, Inc. (B)	21,400	2,510,220
UMB Financial Corp.	5,691	562,385
UniCredit SpA	247,691	3,274,336
United Community Banks, Inc.	58,716	2,045,665
Veritex Holdings, Inc.	56,369	2,308,311
Vietnam Technological & Commercial Joint Stock Bank (B)	599,870	1,359,787
Western Alliance Bancorp	26,533	3,080,216
Zions Bancorp NA	21,657	1,364,174
Capital markets 3.1%
AJ Bell PLC	39,359	220,611
Allfunds Group PLC (B)	199,323	4,023,272
Ares Management Corp., Class A	77,625	6,577,943
Coinbase Global, Inc., Class A (B)	18,196	5,812,166
Hamilton Lane Alliance Holdings I, Inc. (B)	163,466	1,631,391
Intermediate Capital Group PLC	101,256	3,037,170
Morgan Stanley	22,346	2,296,722
Rothschild & Company	29,830	1,315,740
S&P Global, Inc.	6,915	3,278,816
The Charles Schwab Corp.	69,897	5,733,651
XP, Inc., Class A (B)	67,795	2,224,354
12	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Consumer finance 0.8%
American Express Company	50,737	$8,817,076
SoFi Technologies, Inc. (B)	795	15,972
Diversified financial services 0.4%
Equitable Holdings, Inc.	85,291	2,857,249
Jackson Financial, Inc., Class A (B)(C)	51,846	1,403,471
Jackson Financial, Inc., Class A (London Stock Exchange) (B)	1,253	34,044
KBC Ancora	15,327	799,097
Insurance 3.4%
AIA Group, Ltd.	195,800	2,194,332
Arch Capital Group, Ltd. (B)	110,847	4,635,622
AXA SA	94,299	2,743,439
Beazley PLC (B)	674,517	3,587,693
Enstar Group, Ltd. (B)(D)	22,301	5,146,625
Intact Financial Corp.	79,690	10,683,070
Oscar Health, Inc., Class A (B)	37,471	647,499
Rand Merchant Investment Holdings, Ltd.	93,146	249,207
T&D Holdings, Inc.	333,300	4,274,791
Talanx AG	15,703	755,161
Tokio Marine Holdings, Inc.	21,000	1,106,070
Trupanion, Inc. (B)	32,414	3,319,194
Thrifts and mortgage finance 0.2%
MGIC Investment Corp.	126,401	2,042,640
Health care 14.6%		167,269,424
Biotechnology 6.1%
Abcam PLC (B)	32,716	744,356
Acceleron Pharma, Inc. (B)	11,454	1,995,058
Akeso, Inc. (A)(B)	10,748	59,918
Aligos Therapeutics, Inc. (B)	157,657	2,511,476
Alnylam Pharmaceuticals, Inc. (B)	6,268	1,000,122
ALX Oncology Holdings, Inc. (B)	13,211	740,344
Amicus Therapeutics, Inc. (B)	67,578	709,569
Amoy Diagnostics Company, Ltd., Class A	61,800	780,816
Arena Pharmaceuticals, Inc. (B)	23,909	1,372,138
Argenx SE, ADR (B)	7,236	2,184,983
Ascendis Pharma A/S, ADR (B)	37,530	5,689,923
BeiGene, Ltd., ADR (B)	8,567	3,064,587
BioAtla, Inc. (B)	4,598	134,400
Blueprint Medicines Corp. (B)	13,607	1,530,651
Celldex Therapeutics, Inc. (B)	9,895	420,933
Clementia Pharmaceuticals, Inc. (B)(E)	9,185	0
Connect Biopharma Holdings, Ltd., ADR (B)	44,354	702,567
Dyne Therapeutics, Inc. (B)	66,205	960,635
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	13

	Shares	Value
Health care (continued)
Biotechnology (continued)
Entrada Therapeutics, Inc. (B)	37,200	$890,940
Everest Medicines, Ltd. (A)(B)	148,528	851,962
Exact Sciences Corp. (B)	43,793	4,169,969
Galapagos NV (B)	16,215	859,889
Genmab A/S (B)	6,280	2,821,299
Genus PLC	7,399	561,079
Gracell Biotechnologies, Inc., ADR (B)	47,873	512,241
Grifols SA	94,783	2,170,979
ImmunoGen, Inc. (B)	369,744	2,229,556
Invitae Corp. (B)	49,655	1,315,858
Ironwood Pharmaceuticals, Inc. (B)	117,509	1,500,590
Karuna Therapeutics, Inc. (B)	11,232	1,576,748
Kodiak Sciences, Inc. (B)	29,642	3,470,782
Kymera Therapeutics, Inc. (B)	22,487	1,324,035
Madrigal Pharmaceuticals, Inc. (B)	12,460	968,765
Merus NV (B)	131,370	3,684,929
Mirati Therapeutics, Inc. (B)	12,339	2,332,318
Molecular Partners AG (B)(C)	36,598	684,974
Myovant Sciences, Ltd. (B)	66,563	1,456,398
Nurix Therapeutics, Inc. (B)	40,598	1,358,003
Olema Pharmaceuticals, Inc. (B)	9,060	244,620
Radiopharm Theranostics, Ltd. (B)	389,700	586,304
Rhythm Pharmaceuticals, Inc. (B)	11,030	126,955
Sage Therapeutics, Inc. (B)	1,398	56,423
Seagen, Inc. (B)	11,238	1,981,597
TCR2 Therapeutics, Inc. (B)	31,494	198,412
Veracyte, Inc. (B)	19,685	942,518
Verve Therapeutics, Inc. (B)(C)	34,404	1,596,002
Zai Lab, Ltd. (B)	3,100	321,597
Zai Lab, Ltd., ADR (B)	36,785	3,840,354
Zymeworks, Inc. (B)	31,587	702,811
Health care equipment and supplies 2.7%
Alcon, Inc.	26,434	2,191,868
Align Technology, Inc. (B)	2,189	1,366,746
Baxter International, Inc.	20,616	1,627,839
Becton, Dickinson and Company	2,885	691,217
Boston Scientific Corp. (B)	25,543	1,101,670
Danaher Corp.	18,969	5,913,965
DiaSorin SpA	9,690	2,190,560
Edwards Lifesciences Corp. (B)	22,221	2,662,520
Glaukos Corp. (B)	16,899	772,453
Haemonetics Corp. (B)	1,247	85,681
Hologic, Inc. (B)	6,816	499,681
14	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Health care (continued)
Health care equipment and supplies (continued)
IDEXX Laboratories, Inc. (B)	1,644	$1,095,134
Inari Medical, Inc. (B)	3,793	343,342
Insulet Corp. (B)	775	240,266
Integra LifeSciences Holdings Corp. (B)	5,078	337,484
iRhythm Technologies, Inc. (B)	22,662	1,589,513
Koninklijke Philips NV	16,375	772,493
Lifetech Scientific Corp. (B)	385,743	179,152
Masimo Corp. (B)	6,223	1,764,469
Quidel Corp. (B)	7,682	1,019,939
Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	21,445	36,528
Smith & Nephew PLC	55,001	949,871
Stryker Corp.	10,221	2,719,501
Teleflex, Inc.	645	230,226
Venus MedTech Hangzhou, Inc., H Shares (A)(B)	69,017	319,411
Health care providers and services 1.2%
AdaptHealth Corp. (B)	52,185	1,422,041
agilon health, Inc. (B)	50,319	1,232,816
Anthem, Inc.	1,874	815,434
Cano Health, Inc. (B)	3,319	36,476
Centene Corp. (B)	36,532	2,602,540
Encompass Health Corp.	18,042	1,146,750
HCA Healthcare, Inc.	1,770	443,314
Humana, Inc.	2,983	1,381,606
Laboratory Corp. of America Holdings (B)	700	200,914
Oak Street Health, Inc. (B)	7,262	342,984
Owens & Minor, Inc.	35,913	1,288,558
UnitedHealth Group, Inc.	6,224	2,865,965
Health care technology 0.0%
Health Catalyst, Inc. (B)	6,855	360,847
Life sciences tools and services 1.3%
Agilent Technologies, Inc.	15,407	2,426,448
Bio-Techne Corp.	3,318	1,737,471
ICON PLC (B)	14,080	4,037,722
Illumina, Inc. (B)	245	101,690
Lonza Group AG	2,796	2,297,754
NanoString Technologies, Inc. (B)	8,160	394,128
NeoGenomics, Inc. (B)	8,922	410,412
Oxford Nanopore Technologies PLC (B)	13,900	106,243
Tecan Group AG	2,957	1,811,760
Thermo Fisher Scientific, Inc.	525	332,362
WuXi AppTec Company, Ltd., H Shares (A)	49,771	1,062,669
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	15

	Shares	Value
Health care (continued)
Pharmaceuticals 3.3%
Aclaris Therapeutics, Inc. (B)	139,960	$2,428,306
Astellas Pharma, Inc.	148,403	2,501,892
AstraZeneca PLC	42,942	5,372,100
AstraZeneca PLC, ADR	1,206	75,230
Bristol-Myers Squibb Company	20,298	1,185,403
CSPC Pharmaceutical Group, Ltd.	1,034,561	1,079,564
Daiichi Sankyo Company, Ltd.	88,240	2,226,504
Eisai Company, Ltd.	40,572	2,874,775
Elanco Animal Health, Inc. (B)	25,617	842,287
Eli Lilly & Company	11,309	2,881,081
GlaxoSmithKline PLC	79,446	1,649,365
Hikma Pharmaceuticals PLC	27,772	915,418
Hutchmed China, Ltd. (B)	13,769	81,475
Hutchmed China, Ltd., ADR (B)	35,949	1,057,620
Johnson & Johnson	4,647	756,903
Nippon Shinyaku Company, Ltd.	1,908	152,862
Ono Pharmaceutical Company, Ltd.	150,264	3,152,798
Pfizer, Inc.	106,262	4,647,900
Reata Pharmaceuticals, Inc., Class A (B)	7,156	687,048
Richter Gedeon NYRT	8,769	245,745
Roche Holding AG	1,599	619,443
UCB SA	11,349	1,356,497
Ventyx Biosciences, Inc. (B)	48,100	977,392
Industrials 5.8%		66,077,495
Aerospace and defense 0.5%
Babcock International Group PLC (B)	835,531	3,648,923
BWX Technologies, Inc.	24,346	1,381,392
Safran SA	7,860	1,057,875
Airlines 0.2%
Wizz Air Holdings PLC (A)(B)	32,196	2,036,174
Building products 0.5%
Johnson Controls International PLC	74,934	5,497,908
Commercial services and supplies 0.9%
Aker Carbon Capture ASA (B)	471,766	1,709,538
Aris Water Solution, Inc., Class A (B)	136,341	1,863,781
Copart, Inc. (B)	26,713	4,148,262
Serco Group PLC	1,667,814	2,881,004
Construction and engineering 0.3%
Fluor Corp. (B)	197,549	3,840,353
Electrical equipment 0.5%
Contemporary Amperex Technology Company, Ltd., Class A	42,188	4,226,058
16	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Industrials (continued)
Electrical equipment (continued)
Fluence Energy, Inc. (B)	3,300	$117,381
Schneider Electric SE	8,883	1,531,590
Zhejiang HangKe Technology, Inc. Company, Class A	1,008	16,320
Machinery 1.1%
Altra Industrial Motion Corp.	58,759	3,064,282
Ebusco Holding BV (B)	85,309	2,332,297
Proterra, Inc. (B)(C)	16,899	189,438
Sandvik AB	84,716	2,148,288
The Japan Steel Works, Ltd.	103,700	3,046,422
The Middleby Corp. (B)	11,136	2,031,652
Marine 0.3%
Irish Continental Group PLC (B)	668,500	3,286,669
Professional services 0.3%
IHS Markit, Ltd.	27,445	3,587,610
Road and rail 0.5%
ALD SA (A)	140,957	2,101,038
Knight-Swift Transportation Holdings, Inc.	36,290	2,057,280
National Express Group PLC (B)	275,932	863,459
Trading companies and distributors 0.7%
AerCap Holdings NV (B)	38,224	2,256,745
Applied Industrial Technologies, Inc.	48,258	4,704,190
Brenntag SE	4,403	418,894
Transportation infrastructure 0.0%
China Merchants Port Holdings Company, Ltd.	19,597	32,672
Information technology 10.8%		123,416,497
Communications equipment 0.6%
Accton Technology Corp.	74,481	651,175
Arista Networks, Inc. (B)	14,477	5,931,082
Calix, Inc. (B)	8,500	532,015
IT services 3.7%
Accenture PLC, Class A	8,609	3,088,823
Afterpay, Ltd. (B)	29,770	2,757,874
FleetCor Technologies, Inc. (B)	11,362	2,811,072
Genpact, Ltd.	18,224	899,354
Global Payments, Inc.	4,438	634,590
GoDaddy, Inc., Class A (B)	3,707	256,413
Kakao Pay Corp. (B)	2,762	212,725
Mastercard, Inc., Class A	8,205	2,752,942
MongoDB, Inc. (B)	5,077	2,646,589
Nuvei Corp. (A)(B)	29,118	3,499,524
Nuvei Corp. (Nasdaq Exchange) (A)(B)	44,985	5,445,110
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	17

	Shares	Value
Information technology (continued)
IT services (continued)
Payoneer Global, Inc. (B)	24,600	$185,730
Payoneer Global, Inc. (B)	118,627	895,634
Repay Holdings Corp. (B)	109,703	2,304,860
Shopify, Inc., Class A (B)	2,748	4,030,574
Square, Inc., Class A (B)	9,567	2,434,802
StoneCo, Ltd., Class A (B)	62,723	2,123,801
Twilio, Inc., Class A (B)	13,532	3,942,684
Worldline SA (A)(B)	22,460	1,309,781
Semiconductors and semiconductor equipment 2.3%
Advanced Micro Devices, Inc. (B)	24,100	2,897,543
ASM Pacific Technology, Ltd.	2,536	27,441
ASML Holding NV, NYRS	1,087	883,601
KLA Corp.	11,275	4,202,869
Marvell Technology, Inc.	159,724	10,941,094
NVIDIA Corp.	1,349	344,899
Rohm Company, Ltd.	12,202	1,115,721
STMicroelectronics NV	38,479	1,826,936
Synaptics, Inc. (B)	2,467	480,004
Tower Semiconductor, Ltd. (B)	106,487	3,393,741
Software 4.2%
Adobe, Inc. (B)	6,509	4,233,193
Avalara, Inc. (B)	27,422	4,926,088
Ceridian HCM Holding, Inc. (B)	36,702	4,596,926
Clearwater Analytics Holdings, Inc., Class A (B)	113,129	2,543,140
Dynatrace, Inc. (B)	55,925	4,194,375
Five9, Inc. (B)	8,975	1,418,140
HubSpot, Inc. (B)	5,663	4,588,332
Informatica, Inc., Class A (B)	43,168	1,280,363
Intuit, Inc.	5,163	3,231,986
Mimecast, Ltd. (B)	25,194	1,900,635
Palo Alto Networks, Inc. (B)	1,456	741,235
salesforce.com, Inc. (B)	24,549	7,357,090
ServiceNow, Inc. (B)	6,800	4,744,768
Varonis Systems, Inc. (B)	29,497	1,909,636
Venustech Group, Inc., Class A	72,695	289,587
Materials 2.1%		24,396,905
Chemicals 1.0%
LG Chem, Ltd.	5,459	3,917,132
Livent Corp. (B)	119,002	3,358,236
Showa Denko KK	124,144	3,113,535
Sociedad Quimica y Minera de Chile SA, ADR	814	44,680
Toray Industries, Inc.	253,609	1,580,368
18	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Materials (continued)
Construction materials 0.0%
Anhui Conch Cement Company, Ltd., H Shares	3,811	$18,845
China National Building Material Company, Ltd., H Shares	26,764	33,543
Metals and mining 1.1%
ArcelorMittal SA	37,916	1,282,324
Barrick Gold Corp.	100,768	1,851,108
Bellevue Gold, Ltd. (B)	1,206,777	776,924
Ganfeng Lithium Company, Ltd., Class A	27,600	722,631
Ganfeng Lithium Company, Ltd., H Shares (A)	79,225	1,484,335
Glencore PLC (B)	739,906	3,699,959
Gold Fields, Ltd., ADR	196,351	1,822,137
JFE Holdings, Inc.	1,864	28,483
Nippon Steel Corp.	1,200	21,039
Vulcan Energy Resources, Ltd. (B)	67,258	641,626
Real estate 0.6%		6,972,561
Equity real estate investment trusts 0.6%
Medical Properties Trust, Inc.	275,103	5,867,947
Workspace Group PLC	97,208	1,092,863
Real estate management and development 0.0%
BR Properties SA	9,198	11,751
Utilities 2.5%		28,937,870
Electric utilities 1.1%
American Electric Power Company, Inc. (D)	52,602	4,455,915
Exelon Corp.	68,702	3,654,259
Power Grid Corp. of India, Ltd.	1,779,780	4,424,056
Gas utilities 0.1%
China Gas Holdings, Ltd.	368,663	920,190
Independent power and renewable electricity producers 0.6%
China Longyuan Power Group Corp., Ltd., H Shares	1,299,500	3,039,577
NTPC, Ltd.	2,262,050	4,029,729
Multi-utilities 0.7%
Engie SA	407,892	5,802,324

Sempra Energy	20,464	2,611,820
Preferred securities 0.9%		$9,731,615
(Cost $8,994,074)
Industrials 0.9%		9,731,615
Construction and engineering 0.9%
Fluor Corp., 6.500% (A)	8,583	9,731,615
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	19

	Shares	Value

Warrants 0.0%		$101,056
(Cost $168,190)
Payoneer Global, Inc. (Expiration Date: 12-31-27; Strike Price: $11.50) (B)	38,300	70,855

Ribbit LEAP, Ltd., Class A (Expiration Date: 9-9-25; Strike Price: $11.50) (B)	20,269	30,201

	Contracts/Notional amount	Value
Purchased options 0.6%		$6,642,126
(Cost $11,833,245)
Calls 0.4%		4,068,893
Exchange Traded Option on DISH Network Corp. (Expiration Date: 11-19-21; Strike Price: $45.00; Notional Amount: 106,800) (B)	1,068	53,400
Exchange Traded Option on Financial Select Sector SPDR Fund (Expiration Date: 12-17-21; Strike Price: $41.00; Notional Amount: 320,800) (B)	3,208	226,164
Exchange Traded Option on Financial Select Sector SPDR Fund (Expiration Date: 6-17-22; Strike Price: $39.00; Notional Amount: 190,000) (B)	1,900	631,750
Exchange Traded Option on Global Payments, Inc. (Expiration Date: 11-19-21; Strike Price: $185.00; Notional Amount: 18,400) (B)	184	3,680
Exchange Traded Option on S&P 500 Index (Expiration Date: 12-31-21; Strike Price: $4,800.00; Notional Amount: 12,500) (B)	125	255,000
Exchange Traded Option on SPDR S&P Homebuilders ETF (Expiration Date: 12-17-21; Strike Price: $80.00; Notional Amount: 149,900) (B)	1,499	213,608
Over the Counter Option on Advantest Corp. (Expiration Date: 12-10-21; Strike Price: JPY 10,689.01; Counterparty: Morgan Stanley & Company International PLC) (B)(F)	23,005	12,927
Over the Counter Option on Baidu, Inc. (Expiration Date: 4-21-22; Strike Price: HKD 220.00; Counterparty: Morgan Stanley & Company International PLC) (B)(F)	348,470	144,940
Over the Counter Option on Commerzbank AG (Expiration Date: 3-18-22; Strike Price: EUR 6.40; Counterparty: Goldman Sachs International) (B)(F)	994,000	554,196
20	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Contracts/Notional amount	Value
Calls (continued)
Over the Counter Option on EURO STOXX 50 Index vs. S&P 500 Index (Expiration Date: 12-16-22; Strike Rate: 2.500%; Counterparty: Goldman Sachs International) (B)(F)	51,044,529	$239,909
Over the Counter Option on EURO STOXX 50 Index vs. S&P 500 Index (Expiration Date: 12-16-22; Strike Rate: 2.500%; Counterparty: Goldman Sachs International) (B)(F)	8,574,301	20,561
Over the Counter Option on EURO STOXX 50 Index vs. S&P 500 Index (Expiration Date: 12-16-22; Strike Rate: 2.500%; Counterparty: Goldman Sachs International) (B)(F)	7,653,501	13,463
Over the Counter Option on EURO STOXX 50 Index vs. S&P 500 Index (Expiration Date: 12-16-22; Strike Rate: 2.500%; Counterparty: JPMorgan Chase Bank, N.A.) (B)(F)	13,271,470	50,087
Over the Counter Option on EURO STOXX 50 Index vs. S&P 500 Index (Expiration Date: 12-17-21; Strike Rate: 2.500%; Counterparty: Goldman Sachs International) (B)(F)	47,378,210	28,806
Over the Counter Option on EURO STOXX 50 Index vs. S&P 500 Index (Expiration Date: 12-17-21; Strike Rate: 2.500%; Counterparty: JPMorgan Chase Bank, N.A.) (B)(F)	8,333,249	3,150
Over the Counter Option on EURO STOXX Banks Index (Expiration Date: 12-17-21; Strike Price: EUR 110.00; Counterparty: Morgan Stanley & Company International PLC) (B)(F)	224,748	272,797
Over the Counter Option on FTSE 100 Index (Expiration Date: 12-17-21; Strike Price: GBP 7,325.00; Counterparty: Goldman Sachs International) (B)(F)	1,580	153,685
Over the Counter Option on Hoya Corp. (Expiration Date: 12-10-21; Strike Price: JPY 20,313.88; Counterparty: JPMorgan Chase Bank, N.A.) (B)(F)	12,201	1,482
Over the Counter Option on Keyence Corp. (Expiration Date: 12-10-21; Strike Price: JPY 78,900.54; Counterparty: JPMorgan Chase Bank, N.A.) (B)(F)	3,918	7,521
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	21

	Contracts/Notional amount	Value
Calls (continued)
Over the Counter Option on SPDR S&P Regional Banking ETF (Expiration Date: 1-21-22; Strike Price: $77.00; Counterparty: JPMorgan Chase Bank, N.A.) (B)(F)	801,922	$820,354
Over the Counter Option on Standard Chartered PLC (Expiration Date: 12-17-21; Strike Price: GBP 5.30; Counterparty: JPMorgan Chase Bank, N.A.) (B)(F)	382,570	32,553
Over the Counter Option on Standard Chartered PLC (Expiration Date: 12-17-21; Strike Price: GBP 5.35; Counterparty: JPMorgan Chase Bank, N.A.) (B)(F)	379,230	27,382
Over the Counter Option on Tokyo Electron, Ltd. (Expiration Date: 12-10-21; Strike Price: JPY 58,584.45; Counterparty: JPMorgan Chase Bank, N.A.) (B)(F)	5,214	22,931
Over the Counter Option on TOPIX Banks Index (Expiration Date: 1-14-22; Strike Price: JPY 168.58; Counterparty: JPMorgan Chase Bank, N.A.) (B)(F)	7,065,411	40,570
Over the Counter Option on TOPIX Banks Index (Expiration Date: 12-10-21; Strike Price: JPY 165.01; Counterparty: JPMorgan Chase Bank, N.A.) (B)(F)	20,610,840	56,551
Over the Counter Option on UniCredit SpA (Expiration Date: 12-17-21; Strike Price: EUR 12.00; Counterparty: Goldman Sachs International) (B)(F)	539,271	181,426
Puts 0.2%		2,573,233
Exchange Traded Option on ARK Innovation ETF (Expiration Date: 11-19-21; Strike Price: $111.00; Notional Amount: 63,600) (B)	636	67,416
Exchange Traded Option on DISH Network Corp. (Expiration Date: 11-19-21; Strike Price: $40.00; Notional Amount: 106,800) (B)	1,068	129,762
Exchange Traded Option on Invesco QQQ Trust Series 1 (Expiration Date: 11-19-21; Strike Price: $355.00; Notional Amount: 92,200) (B)	922	74,682
Exchange Traded Option on Invesco QQQ Trust Series 1 (Expiration Date: 11-19-21; Strike Price: $360.00; Notional Amount: 47,200) (B)	472	50,740
22	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Contracts/Notional amount	Value
Puts (continued)
Exchange Traded Option on Invesco QQQ Trust Series 1 (Expiration Date: 12-17-21; Strike Price: $348.00; Notional Amount: 64,800) (B)	648	$147,420
Exchange Traded Option on iShares Russell 2000 ETF (Expiration Date: 12-17-21; Strike Price: $220.00; Notional Amount: 253,800) (B)	2,538	1,038,042
Exchange Traded Option on S&P 500 Index (Expiration Date: 10-29-21; Strike Price: $4,325.00; Notional Amount: 16,000) (B)	160	400
Exchange Traded Option on S&P 500 Index (Expiration Date: 11-19-21; Strike Price: $4,200.00; Notional Amount: 2,800) (B)	28	18,200
Exchange Traded Option on S&P 500 Index (Expiration Date: 11-19-21; Strike Price: $4,300.00; Notional Amount: 5,400) (B)	54	55,350
Exchange Traded Option on S&P 500 Index (Expiration Date: 12-17-21; Strike Price: $4,400.00; Notional Amount: 9,300) (B)	93	428,265
Exchange Traded Option on SPDR S&P Biotech ETF (Expiration Date: 1-21-22; Strike Price: $120.00; Notional Amount: 44,600) (B)	446	216,310
Over the Counter Option on KOSPI 200 Index (Expiration Date: 12-9-21; Strike Price: KRW 381.82; Counterparty: Goldman Sachs International) (B)(F)	38,878,004	197,600
Over the Counter Option on S&P/ASX 200 Index (Expiration Date: 12-16-21; Strike Price: AUD 7,118.13; Counterparty: JPMorgan Chase Bank, N.A.) (B)(F)	2,056	149,046

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 38.0%				$436,176,333
(Cost $436,179,139)
U.S. Government 30.1%				345,305,166
U.S. Cash Management Bill (D)	0.042	01-25-22	2,100,000	2,099,720
U.S. Cash Management Bill	0.052	01-04-22	490,000	489,943
U.S. Cash Management Bill	0.053	02-22-22	21,480,000	21,475,854
U.S. Cash Management Bill (D)	0.057	02-08-22	24,887,000	24,883,236
U.S. Cash Management Bill	0.062	11-01-21	11,820,000	11,820,000
U.S. Cash Management Bill	0.100	12-15-21	3,290,000	3,289,638
U.S. Treasury Bill (D)	0.035	11-12-21	45,520,000	45,519,424
U.S. Treasury Bill (D)	0.042	11-26-21	3,370,000	3,369,869
U.S. Treasury Bill (D)	0.045	11-04-21	20,960,000	20,959,939
U.S. Treasury Bill	0.048	11-02-21	5,550,000	5,549,997
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	23

	Yield* (%)	Maturity date	Par value^	Value
U.S. Government (continued)
U.S. Treasury Bill (D)	0.053	12-21-21	16,480,000	$16,478,341
U.S. Treasury Bill (D)	0.053	01-06-22	69,450,000	69,441,384
U.S. Treasury Bill (D)	0.055	01-27-22	17,490,000	17,487,570
U.S. Treasury Bill (D)	0.064	11-18-21	1,570,000	1,569,963
U.S. Treasury Bill (D)	0.071	12-14-21	51,400,000	51,396,163
U.S. Treasury Bill (D)	0.072	12-16-21	16,460,000	16,458,405
U.S. Treasury Bill (D)	0.076	12-23-21	13,130,000	13,128,435
U.S. Treasury Bill (D)	0.078	12-30-21	13,480,000	13,478,122
U.S. Treasury Bill (D)	0.086	12-28-21	6,410,000	6,409,163

	Yield (%)	Shares	Value
Short-term funds 7.9%			90,871,167
John Hancock Collateral Trust (G)	0.0370(H)	91,316	913,669
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0250(H)	89,957,498	89,957,498

Total investments (Cost $1,077,796,511) 101.3%	$1,161,896,026
Other assets and liabilities, net (1.3%)	(14,531,452)
Total net assets 100.0%	$1,147,364,574

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won

Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NYRS	New York Registry Shares
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(B)	Non-income producing security.
(C)	All or a portion of this security is on loan as of 10-31-21.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(E)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(F)	For this type of option, notional amounts are equivalent to number of contracts.
(G)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(H)	The rate shown is the annualized seven-day yield as of 10-31-21.
24	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	25

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
KOSPI 200 Index Futures	13	Short	Dec 2021	$(1,165,667)	$(1,081,607)	$84,060
						$84,060
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	6,995,000	USD	5,241,794	GSI	11/30/2021	$20,773	—
AUD	2,130,000	USD	1,593,715	DB	12/15/2021	8,845	—
CAD	5,570,000	USD	4,497,122	GSI	11/30/2021	3,444	—
CAD	9,505,000	USD	7,520,314	MSI	12/15/2021	160,390	—
CHF	5,510,000	USD	5,992,100	GSI	11/30/2021	30,188	—
EUR	5,947,000	USD	6,911,888	BNP	12/15/2021	—	$(30,032)
EUR	5,872,000	USD	6,926,389	MSI	12/15/2021	—	(131,322)
GBP	2,168,000	USD	2,984,254	DB	11/30/2021	—	(17,185)
GBP	6,858,000	USD	9,462,518	BNP	12/15/2021	—	(75,596)
JPY	1,394,958,000	USD	12,249,798	MSI	11/30/2021	—	(8,324)
JPY	379,400,000	USD	3,457,511	BNP	12/15/2021	—	(127,155)
JPY	615,100,000	USD	5,594,512	MSI	12/15/2021	—	(195,191)
JPY	381,400,000	USD	3,458,857	SCB	12/15/2021	—	(110,944)
KRW	4,370,780,000	USD	3,740,505	MSI	11/30/2021	—	(22,448)
KRW	757,500,000	USD	640,354	SCB	12/15/2021	3,862	—
USD	5,847,186	EUR	5,035,000	DB	11/30/2021	23,559	—
USD	6,973,587	EUR	5,872,000	DB	12/15/2021	178,520	—
USD	3,368,337	INR	254,040,000	GSI	11/30/2021	—	(9,064)
USD	3,461,769	JPY	393,200,000	MSI	12/15/2021	10,277	—
USD	1,816,447	KRW	2,116,450,000	BNP	12/15/2021	16,511	—
						$456,369	$(727,261)
WRITTEN OPTIONS
Options on securities
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
MSI	Baidu, Inc.	HKD	280.00	Apr 2022	348,470	348,470	$78,231	$(26,722)
							$78,231	$(26,722)
Exchange-traded	DISH Network Corp.	USD	50.00	Nov 2021	1,068	106,800	25,298	(17,088)
Exchange-traded	Global Payments, Inc.	USD	220.00	Nov 2021	184	18,400	14,476	(38,640)
26	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Options on securities (continued)
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls (continued)
Exchange-traded	SPDR S&P Biotech ETF	USD	150.00	Jan 2022	446	44,600	$113,540	$(33,004)
							$153,314	$(88,732)
Puts
GSI	Commerzbank AG	EUR	4.40	Mar 2022	497,000	497,000	$74,433	$(42,687)
JPM	SPDR S&P Regional Banking ETF	USD	65.00	Jan 2022	224,014	224,014	310,836	(334,352)
							$385,269	$(377,039)
Exchange-traded	Financial Select Sector SPDR Fund	USD	31.00	Dec 2021	3,208	320,800	63,126	(12,832)
Exchange-traded	Financial Select Sector SPDR Fund	USD	30.00	Jun 2022	1,900	190,000	191,282	(97,850)
Exchange-traded	Global Payments, Inc.	USD	145.00	Nov 2021	135	13,500	44,521	(82,350)
Exchange-traded	Invesco QQQ Trust Series 1	USD	305.00	Dec 2021	648	64,800	147,541	(36,612)
Exchange-traded	iShares Russell 2000 ETF	USD	197.00	Dec 2021	2,538	253,800	308,842	(255,069)
							$755,312	$(484,713)
							$1,372,126	$(977,206)

Options on index
Counterparty (OTC)/ Exchange- traded	Name of issuer	Currency	Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Puts
MSI	EURO STOXX Banks Index	EUR	90.00	Dec 2021	60,124	60,124	$142,612	$(57,335)
							$142,612	$(57,335)
Exchange-traded	S&P 500 Index	USD	4,075.00	Dec 2021	93	9,300	213,592	(160,890)
							$356,204	$(218,225)
SWAPS
Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	ARK Innovation ETF	1-Month USD OBFR - 0.28%	Monthly	USD	23,977	May 2023	GSI	—	$(521)	$(521)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	27

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Euro STOXX 50 Index	1-Month EUR ESTR Compounded OIS - 0.50%	Monthly	EUR	1,047,215	May 2023	GSI	—	$(22,745)	$(22,745)
Pay	Euro STOXX 50 Index	1-Month EUR ESTR Compounded OIS - 0.50%	Monthly	EUR	3,016,479	May 2023	GSI	—	(65,517)	(65,517)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	426,800	May 2023	GSI	—	(2,037)	(2,037)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.50%	Monthly	USD	224,926	May 2023	GSI	—	(1,074)	(1,074)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.50%	Monthly	USD	298,989	May 2023	GSI	—	(1,427)	(1,427)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.50%	Monthly	USD	826,324	May 2023	GSI	—	(3,944)	(3,944)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.50%	Monthly	USD	442,168	May 2023	GSI	—	(2,111)	(2,111)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.50%	Monthly	USD	659,732	May 2023	GSI	—	(3,149)	(3,149)
Pay	FTSE China A50 Index	1-Month USD OBFR - 8.50%	Monthly	USD	34,194	May 2023	GSI	—	(97)	(97)
Pay	FTSE China A50 Index	1-Month USD OBFR - 8.50%	Monthly	USD	7,599	May 2023	GSI	—	(21)	(21)
Pay	FTSE China A50 Index	1-Month USD OBFR - 7.50%	Monthly	USD	56,990	May 2023	GSI	—	(161)	(161)
Pay	FTSE China A50 Index	1-Month USD OBFR - 12.50%	Monthly	USD	91,184	May 2023	GSI	—	(258)	(258)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 0.80%	Monthly	USD	112,282	May 2023	GSI	—	(2,429)	(2,429)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 0.80%	Monthly	USD	1,709,941	May 2023	GSI	—	(21,951)	(21,951)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.20%	Monthly	USD	863	May 2023	GSI	—	(15)	(15)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.40%	Monthly	USD	4,862,986	May 2023	GSI	—	(85,660)	(85,660)
28	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.05%	Monthly	USD	733,482	May 2023	GSI	—	$(12,920)	$(12,920)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.05%	Monthly	USD	2,157	May 2023	GSI	—	(38)	(38)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.05%	Monthly	USD	210,984	May 2023	GSI	—	(3,716)	(3,716)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.05%	Monthly	USD	1,941,570	May 2023	GSI	—	(34,200)	(34,200)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.05%	Monthly	USD	4,573,476	May 2023	GSI	—	(80,560)	(80,560)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.05%	Monthly	USD	474,606	May 2023	GSI	—	(8,360)	(8,360)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 0.28%	Monthly	USD	690,336	May 2023	GSI	—	(12,160)	(12,160)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 0.28%	Monthly	USD	258,876	May 2023	GSI	—	(4,560)	(4,560)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,092,888	May 2023	GSI	—	(19,251)	(19,251)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 0.28%	Monthly	USD	537,168	May 2023	GSI	—	(9,462)	(9,462)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 0.28%	Monthly	USD	484,530	May 2023	GSI	—	(8,535)	(8,535)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,850,225	May 2023	GSI	—	(50,206)	(50,206)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	29

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 0.28%	Monthly	USD	459,505	May 2023	GSI	—	$(8,094)	$(8,094)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 0.28%	Monthly	USD	372,350	May 2023	GSI	—	(6,559)	(6,559)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 0.28%	Monthly	USD	906,066	May 2023	GSI	—	(15,960)	(15,960)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.70%	Monthly	USD	532,555	May 2023	GSI	—	(7,494)	(7,494)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.70%	Monthly	USD	3,308,212	May 2023	GSI	—	(46,553)	(46,553)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.70%	Monthly	USD	1,971,515	May 2023	GSI	—	(27,743)	(27,743)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.70%	Monthly	USD	4,773,572	May 2023	GSI	—	(67,174)	(67,174)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.70%	Monthly	USD	446,375	May 2023	GSI	—	(6,281)	(6,281)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	685,494	May 2023	GSI	—	(9,646)	(9,646)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	297,381	May 2023	GSI	—	(4,185)	(4,185)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,206,821	May 2023	GSI	—	(16,982)	(16,982)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	431,809	May 2023	GSI	—	(6,076)	(6,076)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	570,486	May 2023	GSI	—	(8,028)	(8,028)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,192,901	May 2023	GSI	—	(44,930)	(44,930)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	413,906	May 2023	GSI	—	(5,824)	(5,824)
30	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,083,317	May 2023	GSI	—	$(14,173)	$(14,173)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	5,024,030	May 2023	GSI	—	(70,072)	(70,072)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	222,874	May 2023	GSI	—	(3,109)	(3,109)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	707,388	May 2023	GSI	—	(9,866)	(9,866)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,363,088	May 2023	GSI	—	(19,011)	(19,011)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	258,558	May 2023	GSI	—	(3,606)	(3,606)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	426,543	May 2023	GSI	—	(5,949)	(5,949)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	407,931	May 2023	GSI	—	(5,690)	(5,690)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	159,805	May 2023	GSI	—	(2,229)	(2,229)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,097,180	May 2023	GSI	—	(15,303)	(15,303)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	326,013	May 2023	GSI	—	(4,180)	(4,180)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.33%	Monthly	USD	236,158	May 2023	GSI	—	(4,316)	(4,316)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.33%	Monthly	USD	13,667,759	May 2023	GSI	—	(249,788)	(249,788)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	719,332	May 2023	GSI	—	(13,146)	(13,146)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,403,654	May 2023	GSI	—	(43,929)	(43,929)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,091,318	May 2023	GSI	—	(56,496)	(56,496)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,327,371	May 2023	GSI	—	(24,259)	(24,259)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	707,117	May 2023	GSI	—	(12,923)	(12,923)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	875,866	May 2023	GSI	—	(16,007)	(16,007)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	31

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 0.28%	Monthly	USD	349,593	May 2023	GSI	—	$1,452	$1,452
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.35%	Monthly	USD	1,677,215	May 2023	GSI	—	28,928	28,928
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.60%	Monthly	USD	2,654,660	May 2023	GSI	—	45,786	45,786
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.60%	Monthly	USD	6,426,183	May 2023	GSI	—	110,836	110,836
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.60%	Monthly	USD	6,985,738	May 2023	GSI	—	120,487	120,487
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.15%	Monthly	USD	4,885,413	May 2023	GSI	—	84,261	84,261
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.15%	Monthly	USD	510,038	May 2023	GSI	—	8,797	8,797
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.90%	Monthly	USD	3,567,870	May 2023	GSI	—	61,537	61,537
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.90%	Monthly	USD	3,539,450	May 2023	GSI	—	61,047	61,047
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.50%	Monthly	USD	5,452,653	May 2023	GSI	—	94,045	94,045
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.50%	Monthly	USD	8,670,275	May 2023	GSI	—	149,541	149,541
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.50%	Monthly	USD	3,995,983	May 2023	GSI	—	87,636	87,636
Pay	TOPIX Banks Index	1-Month JPY TONAR Compounded OIS	Monthly	JPY	30,576,154	May 2023	GSI	—	12,559	12,559
Pay	TOPIX Banks Index	1-Month JPY TONAR Compounded OIS	Monthly	JPY	22,932,003	May 2023	GSI	—	9,419	9,419
Pay	TOPIX Banks Index	1-Month JPY TONAR Compounded OIS	Monthly	JPY	30,958,227	May 2023	GSI	—	12,716	12,716
32	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	TOPIX Banks Index	1-Month JPY TONAR Compounded OIS	Monthly	JPY	37,837,783	May 2023	GSI	—	$15,542	$15,542
Pay	VanEck Vectors Semiconductor ETF	1-Month USD OBFR - 0.75%	Monthly	USD	14,391	May 2023	GSI	—	(386)	(386)
Pay	VanEck Vectors Semiconductor ETF	1-Month USD OBFR - 0.75%	Monthly	USD	483,165	May 2023	GSI	—	(12,945)	(12,945)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,216,909	May 2023	GSI	—	(6,160)	(6,160)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	413,530	May 2023	GSI	—	(792)	(792)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,474,601	May 2023	GSI	—	(4,739)	(4,739)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,270,486	May 2023	GSI	—	(6,263)	(6,263)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,417,107	May 2023	GSI	—	(4,629)	(4,629)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,606,209	May 2023	GSI	—	(6,906)	(6,906)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	5,688,690	May 2023	GSI	—	(10,894)	(10,894)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.85%	Monthly	USD	464,426	May 2023	GSI	—	(5,193)	(5,193)
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	2,364,402	May 2023	JPM	—	(276,497)	(276,497)
Pay	Hang Seng Finance Index	1-Month HKD HIBOR - 0.35%	Monthly	HKD	1,146,755	May 2023	JPM	—	(4,875)	(4,875)
Pay	Hang Seng Properties Index	1-Month HKD HIBOR - 0.37%	Monthly	HKD	840,876	May 2023	JPM	—	(3,120)	(3,120)
Pay	Hang Seng Properties Index	1-Month HKD HIBOR - 0.37%	Monthly	HKD	60,063	May 2023	JPM	—	(223)	(223)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	6,372,719	May 2023	JPM	—	(388,001)	(388,001)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,391,955	May 2023	JPM	—	(84,749)	(84,749)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	33

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,204,385	May 2023	JPM	—	$(73,329)	$(73,329)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	919,182	May 2023	JPM	—	(55,964)	(55,964)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 0.75%	Monthly	USD	1,309,415	May 2023	JPM	—	(32,023)	(32,023)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.32%	Monthly	USD	723,021	May 2023	JPM	—	(17,682)	(17,682)
Pay	iShares Expanded Tech Sector ETF	1-Month USD OBFR - 3.96%	Monthly	USD	2,025,212	May 2023	JPM	—	(131,345)	(131,345)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 2.30%	Monthly	USD	2,630,238	May 2023	JPM	—	(260,094)	(260,094)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.06%	Monthly	USD	279,685	May 2023	JPM	—	(27,657)	(27,657)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 0.96%	Monthly	USD	2,916,715	May 2023	JPM	—	(288,423)	(288,423)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 0.96%	Monthly	USD	12,786	May 2023	JPM	—	(1,264)	(1,264)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.38%	Monthly	USD	1,638,155	May 2023	JPM	—	(161,991)	(161,991)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 1.00%	Monthly	USD	2,282,513	May 2023	JPM	—	(101,836)	(101,836)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	188,346	May 2023	JPM	—	(8,403)	(8,403)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 1.68%	Monthly	USD	11,093,556	May 2023	JPM	—	(494,948)	(494,948)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 2.54%	Monthly	USD	169,217	May 2023	JPM	—	(7,550)	(7,550)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 1.07%	Monthly	USD	1,812,238	May 2023	JPM	—	(80,855)	(80,855)
34	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 0.46%	Monthly	USD	1,150,968	May 2023	JPM	—	$(51,351)	$(51,351)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 1.08%	Monthly	USD	3,304,288	May 2023	JPM	—	(147,424)	(147,424)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	418,056	May 2023	JPM	—	(31,246)	(31,246)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	616,583	May 2023	JPM	—	(46,084)	(46,084)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.86%	Monthly	USD	132,612	May 2023	JPM	—	(9,911)	(9,911)
Pay	KOSPI 200 Index	1-Month USD OBFR - 0.35%	Monthly	USD	74,527	May 2023	JPM	$(8,306)	6,920	(1,386)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.52%	Monthly	USD	2,072,401	May 2023	JPM	—	(20,288)	(20,288)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.20%	Monthly	USD	1,655,622	May 2023	JPM	—	(16,208)	(16,208)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.20%	Monthly	USD	1,542,775	May 2023	JPM	—	(15,103)	(15,103)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 2.33%	Monthly	USD	7,428,607	May 2023	JPM	—	(72,723)	(72,723)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.63%	Monthly	USD	2,380,289	May 2023	JPM	—	(23,302)	(23,302)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.32%	Monthly	USD	1,752,030	May 2023	JPM	—	(17,152)	(17,152)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.36%	Monthly	USD	4,912,729	May 2023	JPM	—	(48,094)	(48,094)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.36%	Monthly	USD	3,021,896	May 2023	JPM	—	(29,583)	(29,583)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.33%	Monthly	USD	697,104	May 2023	JPM	(56,345)	49,521	(6,824)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.33%	Monthly	USD	1,797,020	May 2023	JPM	—	(17,592)	(17,592)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.33%	Monthly	USD	1,048,128	May 2023	JPM	—	(10,261)	(10,261)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.33%	Monthly	USD	5,393,657	May 2023	JPM	—	(52,802)	(52,802)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.20%	Monthly	USD	1,440,682	May 2023	JPM	—	(14,104)	(14,104)
Pay	SPDR S&P Biotech ETF	1-Month USD OBFR - 1.20%	Monthly	USD	8,532,232	May 2023	JPM	—	(83,528)	(83,528)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 0.45%	Monthly	USD	526,500	May 2023	JPM	—	(12,474)	(12,474)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	35

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 0.70%	Monthly	USD	538,541	May 2023	JPM	—	$(12,759)	$(12,759)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 0.86%	Monthly	USD	794,576	May 2023	JPM	—	(18,826)	(18,826)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.81%	Monthly	USD	793,197	May 2023	JPM	—	(10,426)	(10,426)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.81%	Monthly	USD	5,460,130	May 2023	JPM	—	(71,772)	(71,772)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.73%	Monthly	USD	333,852	May 2023	JPM	—	(4,388)	(4,388)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.11%	Monthly	USD	3,595,386	May 2023	JPM	—	(47,260)	(47,260)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.46%	Monthly	USD	1,132,438	May 2023	JPM	—	(14,886)	(14,886)
Pay	VanEck Vectors Semiconductor ETF	1-Month USD OBFR - 1.39%	Monthly	USD	1,520	May 2023	JPM	—	(122)	(122)
Pay	VanEck Vectors Semiconductor ETF	1-Month USD OBFR - 0.42%	Monthly	USD	1,714,476	May 2023	JPM	—	(162,421)	(162,421)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	590,180	May 2023	JPM	—	(19,415)	(19,415)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,215,951	May 2023	JPM	—	(72,899)	(72,899)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	536,138	May 2023	JPM	—	(17,638)	(17,638)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.75%	Monthly	USD	359,502	May 2023	JPM	—	(15,851)	(15,851)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.28%	Monthly	USD	198,462	May 2023	JPM	—	(8,750)	(8,750)
Pay	ARK Innovation ETF	1-Month USD OBFR - 2.77%	Monthly	USD	1,468,691	May 2023	MSI	—	(69,503)	(69,503)
Pay	ARK Innovation ETF	1-Month USD OBFR - 3.85%	Monthly	USD	1,081,919	May 2023	MSI	—	(51,200)	(51,200)
Pay	ARK Innovation ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,463,182	May 2023	MSI	—	(116,565)	(116,565)
Pay	ARK Innovation ETF	1-Month USD OBFR - 4.58%	Monthly	USD	2,871,956	May 2023	MSI	—	(135,909)	(135,909)
36	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	ARK Innovation ETF	1-Month USD OBFR - 4.58%	Monthly	USD	2,083,821	May 2023	MSI	—	$(98,613)	$(98,613)
Pay	ARK Innovation ETF	1-Month USD OBFR - 7.08%	Monthly	USD	506,972	May 2023	MSI	—	(23,991)	(23,991)
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	6,537,478	May 2023	MSI	—	(429,406)	(429,406)
Pay	Consumer Discretionary Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	4,470,843	May 2023	MSI	—	(287,160)	(287,160)
Pay	Euro STOXX 50 Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	472,669	May 2023	MSI	—	(8,837)	(8,837)
Pay	Euro STOXX 50 Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	648,351	May 2023	MSI	—	(12,122)	(12,122)
Pay	Euro STOXX 600 Automobiles & Parts Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	927,097	May 2023	MSI	—	(10,032)	(10,032)
Pay	Euro STOXX 600 Automobiles & Parts Index	1-Month EUR ESTR Compounded OIS - 0.40%	Monthly	EUR	467,875	May 2023	MSI	—	(5,063)	(5,063)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,565,070	May 2023	MSI	—	(29,709)	(29,709)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	601,974	May 2023	MSI	—	(11,427)	(11,427)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.65%	Monthly	USD	1,069,457	May 2023	MSI	—	(20,301)	(20,301)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.65%	Monthly	USD	226,748	May 2023	MSI	—	(4,304)	(4,304)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	610,074	May 2023	MSI	—	(11,581)	(11,581)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	614,222	May 2023	MSI	—	(11,660)	(11,660)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	379,138	May 2023	MSI	—	(7,197)	(7,197)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	37

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,235,991	May 2023	MSI	—	$(23,462)	$(23,462)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	155,788	May 2023	MSI	—	(2,957)	(2,957)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	134,729	May 2023	MSI	—	(2,558)	(2,558)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	356,815	May 2023	MSI	—	(6,773)	(6,773)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	239,905	May 2023	MSI	—	(4,554)	(4,554)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	344,251	May 2023	MSI	—	(6,535)	(6,535)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	369,260	May 2023	MSI	—	(7,010)	(7,010)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,169,575	May 2023	MSI	—	(22,202)	(22,202)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	204,583	May 2023	MSI	—	(3,884)	(3,884)
Pay	Financial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	628,288	May 2023	MSI	—	(11,927)	(11,927)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	6,621,936	May 2023	MSI	—	(326,856)	(326,856)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	6,295,996	May 2023	MSI	—	(310,768)	(310,768)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,055,880	May 2023	MSI	—	(52,118)	(52,118)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	906,539	May 2023	MSI	—	(44,746)	(44,746)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	2,303,460	May 2023	MSI	—	(113,698)	(113,698)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	4,729,387	May 2023	MSI	—	(233,440)	(233,440)
38	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.54%	Monthly	USD	2,830,440	May 2023	MSI	—	$(139,709)	$(139,709)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.54%	Monthly	USD	1,520,412	May 2023	MSI	—	(75,047)	(75,047)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	5,360,279	May 2023	MSI	—	(264,581)	(264,581)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	2,301,924	May 2023	MSI	—	(113,622)	(113,622)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,756,772	May 2023	MSI	—	(86,713)	(86,713)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	2,882,396	May 2023	MSI	—	(142,274)	(142,274)
Pay	Health Care Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,513,245	May 2023	MSI	—	(74,693)	(74,693)
Pay	Industrial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,075,612	May 2023	MSI	—	(20,104)	(20,104)
Pay	Industrial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	4,872,973	May 2023	MSI	—	(91,080)	(91,080)
Pay	Industrial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	2,508,767	May 2023	MSI	—	(46,891)	(46,891)
Pay	Industrial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	3,537,976	May 2023	MSI	—	(66,128)	(66,128)
Pay	Industrial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	421,026	May 2023	MSI	—	(7,869)	(7,869)
Pay	Industrial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	2,305,765	May 2023	MSI	—	(43,097)	(43,097)
Pay	Industrial Select Sector SPDR Fund	1-Month USD OBFR - 0.28%	Monthly	USD	1,209,986	May 2023	MSI	—	(22,616)	(22,616)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	1,438,128	May 2023	MSI	—	(66,929)	(66,929)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	130,605	May 2023	MSI	—	(6,078)	(6,078)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	206,237	May 2023	MSI	—	(9,598)	(9,598)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	39

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	247,928	May 2023	MSI	—	$(11,538)	$(11,538)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	7,920,404	May 2023	MSI	—	(368,606)	(368,606)
Pay	Invesco QQQ Trust Series 1	1-Month USD OBFR - 0.28%	Monthly	USD	4,231,742	May 2023	MSI	—	(196,940)	(196,940)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.16%	Monthly	USD	1,824,095	May 2023	MSI	—	(30,944)	(30,944)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.16%	Monthly	USD	1,311,294	May 2023	MSI	—	(22,245)	(22,245)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.16%	Monthly	USD	4,231,511	May 2023	MSI	—	(71,784)	(71,784)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.16%	Monthly	USD	429,088	May 2023	MSI	—	(7,279)	(7,279)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 0.35%	Monthly	USD	3,402,862	May 2023	MSI	—	(57,727)	(57,727)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.10%	Monthly	USD	3,812,160	May 2023	MSI	—	(64,670)	(64,670)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.18%	Monthly	USD	3,046,179	May 2023	MSI	—	(51,676)	(51,676)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,116,226	May 2023	MSI	—	(35,900)	(35,900)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.50%	Monthly	USD	1,464,270	May 2023	MSI	—	(24,840)	(24,840)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.49%	Monthly	USD	1,075,861	May 2023	MSI	—	(18,251)	(18,251)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.49%	Monthly	USD	607,508	May 2023	MSI	—	(10,306)	(10,306)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.32%	Monthly	USD	1,154,234	May 2023	MSI	—	(19,581)	(19,581)
Pay	iShares Biotechnology ETF	1-Month USD OBFR - 1.32%	Monthly	USD	1,232,450	May 2023	MSI	—	(20,908)	(20,908)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.07%	Monthly	USD	2,849,517	May 2023	MSI	—	(103,162)	(103,162)
40	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.07%	Monthly	USD	405,500	May 2023	MSI	—	$(14,680)	$(14,680)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.06%	Monthly	USD	14,406	May 2023	MSI	—	(522)	(522)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.06%	Monthly	USD	466,092	May 2023	MSI	—	(16,874)	(16,874)
Pay	iShares Expanded Tech-Software Sector ETF	1-Month USD OBFR - 1.08%	Monthly	USD	6,016,824	May 2023	MSI	—	(217,828)	(217,828)
Pay	iShares MSCI EAFE ETF	1-Month USD OBFR - 0.28%	Monthly	USD	6,418,795	May 2023	MSI	—	(40,930)	(40,930)
Pay	iShares MSCI EAFE ETF	1-Month USD OBFR - 0.28%	Monthly	USD	5,847,018	May 2023	MSI	—	(37,284)	(37,284)
Pay	iShares MSCI Emerging Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	74,015	May 2023	MSI	—	1,454	1,454
Pay	iShares MSCI Emerging Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,942,713	May 2023	MSI	—	77,427	77,427
Pay	iShares MSCI South Korea ETF	1-Month USD OBFR - 0.28%	Monthly	USD	87,925	May 2023	MSI	—	963	963
Pay	iShares MSCI South Korea ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,404,875	May 2023	MSI	—	37,281	37,281
Pay	iShares Russell 1000 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,506,377	May 2023	MSI	—	(46,590)	(46,590)
Pay	iShares Russell 1000 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,515,909	May 2023	MSI	—	(77,812)	(77,812)
Pay	iShares Russell 1000 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,401,480	May 2023	MSI	—	(105,202)	(105,202)
Pay	iShares Russell 1000 Growth ETF	1-Month USD OBFR - 0.73%	Monthly	USD	7,495,034	May 2023	MSI	—	(336,108)	(336,108)
Pay	iShares Russell 2000 ETF	1-Month USD OBFR - 0.62%	Monthly	USD	443,340	May 2023	MSI	—	(7,027)	(7,027)
Pay	iShares Russell 2000 ETF	1-Month USD OBFR - 0.70%	Monthly	USD	3,442,922	May 2023	MSI	—	(54,573)	(54,573)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 1.77%	Monthly	USD	2,528,359	May 2023	MSI	—	(60,491)	(60,491)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 2.68%	Monthly	USD	3,042,566	May 2023	MSI	—	(69,754)	(69,754)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	41

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 2.66%	Monthly	USD	2,574,340	May 2023	MSI	—	$(59,020)	$(59,020)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 2.98%	Monthly	USD	9,729,959	May 2023	MSI	—	(223,071)	(223,071)
Pay	iShares Russell 2000 Growth ETF	1-Month USD OBFR - 2.98%	Monthly	USD	5,533,659	May 2023	MSI	—	(126,866)	(126,866)
Pay	iShares Russell 2000 Value ETF	1-Month USD OBFR - 0.28%	Monthly	USD	35,471	May 2023	MSI	—	(300)	(300)
Pay	iShares Russell 2000 Value ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,989	May 2023	MSI	—	(17)	(17)
Pay	iShares Russell 2000 Value ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,315	May 2023	MSI	—	(28)	(28)
Pay	iShares Russell 2000 Value ETF	1-Month USD OBFR - 0.28%	Monthly	USD	4,144	May 2023	MSI	—	(35)	(35)
Pay	iShares Russell 3000 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,135,914	May 2023	MSI	—	(93,773)	(93,773)
Pay	iShares Russell 3000 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	4,297,148	May 2023	MSI	—	(128,497)	(128,497)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.97%	Monthly	USD	53,700	May 2023	MSI	—	(1,593)	(1,593)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 1.18%	Monthly	USD	1,514,468	May 2023	MSI	—	(43,200)	(43,200)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 0.28%	Monthly	USD	5,604,687	May 2023	MSI	—	(159,873)	(159,873)
Pay	iShares Russell Mid-Cap Growth ETF	1-Month USD OBFR - 1.03%	Monthly	USD	3,728,676	May 2023	MSI	—	(106,360)	(106,360)
Pay	iShares Semiconductor ETF	1-Month USD OBFR - 1.05%	Monthly	USD	843,885	May 2023	MSI	—	(39,313)	(39,313)
Pay	iShares Semiconductor ETF	1-Month USD OBFR - 1.05%	Monthly	USD	357,448	May 2023	MSI	—	(18,311)	(18,311)
Pay	iShares Semiconductor ETF	1-Month USD OBFR - 1.06%	Monthly	USD	2,072,015	May 2023	MSI	—	(98,524)	(98,524)
Pay	iShares Semiconductor ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,460,801	May 2023	MSI	—	(117,011)	(117,011)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	234,082	May 2023	MSI	—	(7,774)	(7,774)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,608,699	May 2023	MSI	—	(53,428)	(53,428)
42	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	864,096	May 2023	MSI	—	$(28,698)	$(28,698)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,001,870	May 2023	MSI	—	(33,274)	(33,274)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,643,923	May 2023	MSI	—	(54,598)	(54,598)
Pay	SPDR S&P 500 ETF	1-Month USD OBFR - 0.28%	Monthly	USD	531,923	May 2023	MSI	—	(15,962)	(15,962)
Pay	SPDR S&P Homebuilders ETF	1-Month USD OBFR - 0.86%	Monthly	USD	2,608,326	May 2023	MSI	—	(99,837)	(99,837)
Pay	SPDR S&P Metals & Mining ETF	1-Month USD OBFR - 1.50%	Monthly	USD	449,491	May 2023	MSI	—	8,576	8,576
Pay	SPDR S&P Metals & Mining ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,183,047	May 2023	MSI	—	28,618	28,618
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD OBFR - 2.33%	Monthly	USD	4,673,428	May 2023	MSI	—	(51,083)	(51,083)
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD OBFR - 1.73%	Monthly	USD	3,458,672	May 2023	MSI	—	(35,786)	(35,786)
Pay	SPDR S&P Oil & Gas Exploration & Production ETF	1-Month USD OBFR - 1.73%	Monthly	USD	4,631,916	May 2023	MSI	—	—	—
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 0.35%	Monthly	USD	386,442	May 2023	MSI	—	(1,123)	(1,123)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 2.70%	Monthly	USD	1,761,315	May 2023	MSI	—	(5,116)	(5,116)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 2.93%	Monthly	USD	1,407,452	May 2023	MSI	—	(4,088)	(4,088)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 0.28%	Monthly	USD	977,747	May 2023	MSI	—	(2,840)	(2,840)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 2.20%	Monthly	USD	698,672	May 2023	MSI	—	(2,030)	(2,030)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 0.28%	Monthly	USD	856,439	May 2023	MSI	—	(2,488)	(2,488)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 1.09%	Monthly	USD	513,308	May 2023	MSI	—	(1,491)	(1,491)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 1.09%	Monthly	USD	289,856	May 2023	MSI	—	(842)	(842)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	43

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 1.12%	Monthly	USD	1,121,381	May 2023	MSI	—	$(3,257)	$(3,257)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 1.07%	Monthly	USD	1,474,287	May 2023	MSI	—	(4,283)	(4,283)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 1.82%	Monthly	USD	1,785,222	May 2023	MSI	—	(5,186)	(5,186)
Pay	SPDR S&P Pharmaceuticals ETF	1-Month USD OBFR - 4.07%	Monthly	USD	588,095	May 2023	MSI	—	(1,708)	(1,708)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.02%	Monthly	USD	129,221	May 2023	MSI	—	(899)	(899)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 1.07%	Monthly	USD	2,327,170	May 2023	MSI	—	(16,193)	(16,193)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.76%	Monthly	USD	1,947,183	May 2023	MSI	—	(13,549)	(13,549)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.75%	Monthly	USD	2,260,271	May 2023	MSI	—	(15,728)	(15,728)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.76%	Monthly	USD	2,101,544	May 2023	MSI	—	(14,623)	(14,623)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,687,052	May 2023	MSI	—	(11,739)	(11,739)
Pay	SPDR S&P Regional Banking ETF	1-Month USD OBFR - 0.28%	Monthly	USD	4,190,131	May 2023	MSI	—	(29,156)	(29,156)
Pay	SPDR S&P Retail ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,100,618	May 2023	MSI	—	(65,079)	(65,079)
Pay	SPDR S&P Retail ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,317,601	May 2023	MSI	—	(70,995)	(70,995)
Pay	SPDR S&P Retail ETF	1-Month USD OBFR - 2.83%	Monthly	USD	6,457,601	May 2023	MSI	—	(184,563)	(184,563)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,247,320	May 2023	MSI	—	(10,832)	(10,832)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,338,976	May 2023	MSI	—	(16,093)	(16,093)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.80%	Monthly	USD	4,104,940	May 2023	MSI	—	(19,785)	(19,785)
44	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.80%	Monthly	USD	2,883,920	May 2023	MSI	—	$(13,900)	$(13,900)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,462,426	May 2023	MSI	—	(16,688)	(16,688)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	340,942	May 2023	MSI	—	(1,643)	(1,643)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,555,270	May 2023	MSI	—	(7,496)	(7,496)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,866,803	May 2023	MSI	—	(13,817)	(13,817)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,605,897	May 2023	MSI	—	(12,560)	(12,560)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,227,142	May 2023	MSI	—	(10,734)	(10,734)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	5,941,190	May 2023	MSI	—	(28,635)	(28,635)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	647,597	May 2023	MSI	—	(3,121)	(3,121)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	962,189	May 2023	MSI	—	(4,638)	(4,638)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	4,290,220	May 2023	MSI	—	(20,678)	(20,678)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,407,598	May 2023	MSI	—	(11,604)	(11,604)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,335,343	May 2023	MSI	—	(11,256)	(11,256)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,451,893	May 2023	MSI	—	(6,998)	(6,998)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,588,107	May 2023	MSI	—	(17,294)	(17,294)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	2,915,561	May 2023	MSI	—	(14,052)	(14,052)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	45

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	1,724,055	May 2023	MSI	—	$(8,310)	$(8,310)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	3,473,890	May 2023	MSI	—	(16,743)	(16,743)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	8,066,822	May 2023	MSI	—	(38,880)	(38,880)
Pay	Vanguard FTSE Developed Markets ETF	1-Month USD OBFR - 0.28%	Monthly	USD	5,460,303	May 2023	MSI	—	(26,317)	(26,317)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.66%	Monthly	USD	568,652	May 2023	MSI	—	(9,188)	(9,188)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.66%	Monthly	USD	364,120	May 2023	MSI	—	(5,884)	(5,884)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.66%	Monthly	USD	968,440	May 2023	MSI	—	(15,648)	(15,648)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.66%	Monthly	USD	116,895	May 2023	MSI	—	(1,889)	(1,889)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.35%	Monthly	USD	927,111	May 2023	MSI	—	(14,981)	(14,981)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.35%	Monthly	USD	1,038,618	May 2023	MSI	—	(16,782)	(16,782)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.48%	Monthly	USD	829,926	May 2023	MSI	—	(13,410)	(13,410)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.28%	Monthly	USD	576,563	May 2023	MSI	—	(9,316)	(9,316)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.70%	Monthly	USD	411,996	May 2023	MSI	—	(6,657)	(6,657)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.28%	Monthly	USD	505,021	May 2023	MSI	—	(8,160)	(8,160)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.28%	Monthly	USD	302,672	May 2023	MSI	—	(4,891)	(4,891)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.57%	Monthly	USD	324,768	May 2023	MSI	—	(5,248)	(5,248)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.57%	Monthly	USD	346,797	May 2023	MSI	—	(5,604)	(5,604)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.61%	Monthly	USD	11,047,377	May 2023	MSI	—	(178,507)	(178,507)
Pay	Vanguard FTSE Europe ETF	1-Month USD OBFR - 0.63%	Monthly	USD	6,549,723	May 2023	MSI	—	(68,186)	(68,186)
Receive	CGWMUKTT Index	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	1,185,033	Dec 2021	CITI	—	13,045	13,045
Receive	Accton Technology Corp.	1-Month USD OBFR + 0.50%	Monthly	USD	310,952	May 2023	CITI	—	(13,781)	(13,781)
46	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	14,769,657	May 2023	CITI	—	$(3,149)	$(3,149)
Receive	Grifols SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	303,217	May 2023	CITI	—	244	244
Receive	Grifols SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	529,650	May 2023	CITI	—	426	426
Receive	Grifols SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	182,497	May 2023	CITI	—	147	147
Receive	salesforce.com, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	623,876	May 2023	CITI	—	59,028	59,028
Receive	Total SE Future	Fixed 0.00%	Monthly	EUR	690,050	Dec 2022	GSI	—	330,721	330,721
Receive	Acceleron Pharma, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	277,741	May 2023	GSI	—	2,617	2,617
Receive	Acceleron Pharma, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	468,882	May 2023	GSI	—	4,418	4,418
Receive	Acceleron Pharma, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	51,753	May 2023	GSI	—	488	488
Receive	Acceleron Pharma, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	293,267	May 2023	GSI	—	2,763	2,763
Receive	AerCap Holdings NV	1-Month USD OBFR + 0.20%	Monthly	USD	103,238	May 2023	GSI	—	(7,384)	(7,384)
Receive	AerCap Holdings NV	1-Month USD OBFR + 0.20%	Monthly	USD	718,850	May 2023	GSI	—	(51,419)	(51,419)
Receive	Agilent Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	175,713	May 2023	GSI	—	49	49
Receive	Agilent Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	331,254	May 2023	GSI	—	91	91
Receive	Agilent Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	60,199	May 2023	GSI	—	17	17
Receive	Agilent Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	697,336	May 2023	GSI	—	193	193
Receive	Agilent Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	513,271	May 2023	GSI	—	142	142
Receive	AIB Group PLC	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	23,567	May 2023	GSI	—	(331)	(331)
Receive	AJ Bell PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	151,606	May 2023	GSI	—	3,470	3,470
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	47

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	AJ Bell PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	483,996	May 2023	GSI	—	$11,079	$11,079
Receive	AJ Bell PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	306,366	May 2023	GSI	—	7,013	7,013
Receive	AJ Bell PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	883,993	May 2023	GSI	—	20,235	20,235
Receive	AJ Bell PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	415,718	May 2023	GSI	—	9,516	9,516
Receive	Alcon, Inc.	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	23,891	May 2023	GSI	—	440	440
Receive	Alcon, Inc.	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	232,790	May 2023	GSI	—	4,291	4,291
Receive	Alcon, Inc.	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	277,138	May 2023	GSI	—	5,109	5,109
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	251,191	May 2023	GSI	—	14,024	14,024
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	51,363	May 2023	GSI	—	(11,168)	(11,168)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	183,846	May 2023	GSI	—	(39,974)	(39,974)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	91,719	May 2023	GSI	—	(19,942)	(19,942)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	587,205	May 2023	GSI	—	(127,676)	(127,676)
Receive	Amazon.com, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	64,886	May 2023	GSI	—	(829)	(829)
Receive	American Express Company	1-Month USD OBFR + 0.20%	Monthly	USD	176,188	May 2023	GSI	—	(5,336)	(5,336)
Receive	American Express Company	1-Month USD OBFR + 0.20%	Monthly	USD	985,824	May 2023	GSI	—	(29,858)	(29,858)
48	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	American Express Company	1-Month USD OBFR + 0.20%	Monthly	USD	536,465	May 2023	GSI	—	$(16,248)	$(16,248)
Receive	American Express Company	1-Month USD OBFR + 0.20%	Monthly	USD	2,014,034	May 2023	GSI	—	(61,015)	(61,015)
Receive	American Express Company	1-Month USD OBFR + 0.20%	Monthly	USD	1,288,810	May 2023	GSI	—	(39,047)	(39,047)
Receive	Ameris Bancorp	1-Month USD OBFR + 0.20%	Monthly	USD	640,960	May 2023	GSI	—	(9,550)	(9,550)
Receive	Ameris Bancorp	1-Month USD OBFR + 0.20%	Monthly	USD	750,532	May 2023	GSI	—	(11,183)	(11,183)
Receive	Amicus Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	971,155	May 2023	GSI	—	(23,763)	(23,763)
Receive	Amicus Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	24,770	May 2023	GSI	—	(606)	(606)
Receive	Amicus Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	69,951	May 2023	GSI	—	(1,711)	(1,711)
Receive	Amicus Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	771,826	May 2023	GSI	—	(18,886)	(18,886)
Receive	Amoy Diagnostics Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	31,833	May 2023	GSI	—	2,071	2,071
Receive	Amoy Diagnostics Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	523,226	May 2023	GSI	—	34,041	34,041
Receive	Amoy Diagnostics Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	6,072	May 2023	GSI	—	395	395
Receive	Anthem, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	98,380	May 2023	GSI	—	2,806	2,806
Receive	Anthem, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	185,734	May 2023	GSI	—	5,297	5,297
Receive	Anthem, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	527,518	May 2023	GSI	—	15,044	15,044
Receive	Anthem, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	628,018	May 2023	GSI	—	17,910	17,910
Receive	Arena Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	22,774	May 2023	GSI	—	(1,546)	(1,546)
Receive	Ares Management Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	776,543	May 2023	GSI	—	53,772	53,772
Receive	Ares Management Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	180,054	May 2023	GSI	—	14,364	14,364
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	49

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Ares Management Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	1,262,929	May 2023	GSI	—	$87,443	$87,443
Receive	argenx SE, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	45,291	May 2023	GSI	—	895	895
Receive	argenx SE, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	161,923	May 2023	GSI	—	3,198	3,198
Receive	argenx SE, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	106,567	May 2023	GSI	—	2,105	2,105
Receive	argenx SE, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	103,607	May 2023	GSI	—	2,047	2,047
Receive	argenx SE, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	120,776	May 2023	GSI	—	2,386	2,386
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	10,585,363	May 2023	GSI	—	(196)	(196)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	1,962,203	May 2023	GSI	—	(36)	(36)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	2,615,620	May 2023	GSI	—	(48)	(48)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	3,920,505	May 2023	GSI	—	(73)	(73)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	13,331,667	May 2023	GSI	—	(247)	(247)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	2,547,353	May 2023	GSI	—	(47)	(47)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	1,402,409	May 2023	GSI	—	(26)	(26)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	5,090,805	May 2023	GSI	—	(94)	(94)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	15,268,514	May 2023	GSI	—	(283)	(283)
50	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	8,498,328	May 2023	GSI	—	$(157)	$(157)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	3,278,790	May 2023	GSI	—	(61)	(61)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	15,916,080	May 2023	GSI	—	(295)	(295)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	6,241,600	May 2023	GSI	—	(116)	(116)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	15,643,010	May 2023	GSI	—	(290)	(290)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	3,602,573	May 2023	GSI	—	(472)	(472)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	1,650,123	May 2023	GSI	—	(216)	(216)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	4,049,238	May 2023	GSI	—	(530)	(530)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	4,351,565	May 2023	GSI	—	(570)	(570)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	5,402,885	May 2023	GSI	—	(708)	(708)
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	261,462	May 2023	GSI	—	15,204	15,204
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	306,529	May 2023	GSI	—	17,825	17,825
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	51

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	568,780	May 2023	GSI	—	$33,075	$33,075
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	96,448	May 2023	GSI	—	5,609	5,609
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	660,230	May 2023	GSI	—	38,393	38,393
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	581,932	May 2023	GSI	—	33,840	33,840
Receive	AstraZeneca PLC, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	765,514	May 2023	GSI	—	22,038	22,038
Receive	Banca Generali SpA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	1,095,495	May 2023	GSI	$(614)	37,312	36,698
Receive	BAWAG Group AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	752,130	May 2023	GSI	—	(7,798)	(7,798)
Receive	Baxter International, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	87,506	May 2023	GSI	—	(2,191)	(2,191)
Receive	Baxter International, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	165,181	May 2023	GSI	—	(4,136)	(4,136)
Receive	Baxter International, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	276,006	May 2023	GSI	—	(6,912)	(6,912)
Receive	Becton, Dickinson and Company	1-Month USD OBFR + 0.20%	Monthly	USD	12,839	May 2023	GSI	—	(341)	(341)
Receive	Becton, Dickinson and Company	1-Month USD OBFR + 0.20%	Monthly	USD	74,070	May 2023	GSI	—	(1,967)	(1,967)
Receive	Becton, Dickinson and Company	1-Month USD OBFR + 0.20%	Monthly	USD	494,047	May 2023	GSI	—	(13,121)	(13,121)
Receive	Becton, Dickinson and Company	1-Month USD OBFR + 0.20%	Monthly	USD	355,289	May 2023	GSI	—	(9,436)	(9,436)
Receive	Becton, Dickinson and Company	1-Month USD OBFR + 0.20%	Monthly	USD	296,280	May 2023	GSI	—	(7,868)	(7,868)
Receive	Becton, Dickinson and Company	1-Month USD OBFR + 0.20%	Monthly	USD	311,341	May 2023	GSI	—	(8,268)	(8,268)
52	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Beigene, Ltd., ADR	1-Month USD OBFR + 0.20%	Monthly	USD	70,421	May 2023	GSI	—	$(2,835)	$(2,835)
Receive	Beigene, Ltd., ADR	1-Month USD OBFR + 0.20%	Monthly	USD	251,132	May 2023	GSI	—	(10,109)	(10,109)
Receive	Beigene, Ltd., ADR	1-Month USD OBFR + 0.20%	Monthly	USD	155,002	May 2023	GSI	—	(6,239)	(6,239)
Receive	BioAtla, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	198,870	May 2023	GSI	—	5,674	5,674
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	3,894,638	May 2023	GSI	—	(118,510)	(118,510)
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	330,412	May 2023	GSI	—	(10,054)	(10,054)
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	405,833	May 2023	GSI	—	(12,349)	(12,349)
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	791,744	May 2023	GSI	—	(24,092)	(24,092)
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	311,290	May 2023	GSI	—	(9,472)	(9,472)
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	2,066,884	May 2023	GSI	—	(68,004)	(68,004)
Receive	Brenntag SE	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	525,855	May 2023	GSI	—	2,518	2,518
Receive	Brenntag SE	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	477,253	May 2023	GSI	—	2,286	2,286
Receive	Bristol-Myers Squibb Company	1-Month USD OBFR + 0.20%	Monthly	USD	4,061,764	May 2023	GSI	—	56,096	56,096
Receive	Bristol-Myers Squibb Company	1-Month USD OBFR + 0.20%	Monthly	USD	107,662	May 2023	GSI	—	1,487	1,487
Receive	Bristol-Myers Squibb Company	1-Month USD OBFR + 0.20%	Monthly	USD	466,302	May 2023	GSI	—	6,440	6,440
Receive	Bristol-Myers Squibb Company	1-Month USD OBFR + 0.20%	Monthly	USD	1,300,942	May 2023	GSI	—	7,295	7,295
Receive	Bristol-Myers Squibb Company	1-Month USD OBFR + 0.20%	Monthly	USD	1,319,193	May 2023	GSI	—	43,775	43,775
Receive	Cavco Industries, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	328,266	May 2023	GSI	—	(3,372)	(3,372)
Receive	Cellnex Telecom SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	229,454	May 2023	GSI	—	(4,121)	(4,121)
Receive	Commerzbank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	227,503	May 2023	GSI	—	1,144	1,144
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	53

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Commerzbank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	974,579	May 2023	GSI	—	$4,902	$4,902
Receive	Commerzbank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	199,607	May 2023	GSI	—	1,004	1,004
Receive	Constellation Brands, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	409,686	May 2023	GSI	—	(2,636)	(2,636)
Receive	Constellation Brands, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	58,464	May 2023	GSI	—	(376)	(376)
Receive	Constellation Brands, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	366,928	May 2023	GSI	—	(2,361)	(2,361)
Receive	Contemporary Amperex Technology Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	1,199,089	May 2023	GSI	—	102,820	102,820
Receive	Criteo SA, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	1,464,297	May 2023	GSI	—	(194,872)	(194,872)
Receive	CSPC Pharmaceutical Group, Ltd.	1-Month HKD HIBOR + 0.20%	Monthly	HKD	179,000	May 2023	GSI	—	(2,138)	(2,138)
Receive	CStone Pharmaceuticals	1-Month HKD HIBOR + 0.20%	Monthly	HKD	38,233	May 2023	GSI	—	(242)	(242)
Receive	CStone Pharmaceuticals	1-Month HKD HIBOR + 0.20%	Monthly	HKD	31,087	May 2023	GSI	—	(197)	(197)
Receive	CStone Pharmaceuticals	1-Month HKD HIBOR + 0.20%	Monthly	HKD	39,332	May 2023	GSI	—	(249)	(249)
Receive	CStone Pharmaceuticals	1-Month HKD HIBOR + 0.20%	Monthly	HKD	30,240	May 2023	GSI	—	(191)	(191)
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	3,096,720	May 2023	GSI	—	1,272	1,272
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	220,703,400	May 2023	GSI	—	90,667	90,667
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	33,396,000	May 2023	GSI	—	13,719	13,719
54	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	39,026,400	May 2023	GSI	—	$16,032	$16,032
Receive	Danaher Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	1,818,400	May 2023	GSI	—	(16,963)	(16,963)
Receive	Danaher Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	178,818	May 2023	GSI	—	(1,668)	(1,668)
Receive	Danaher Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	337,172	May 2023	GSI	—	(3,145)	(3,145)
Receive	Danaher Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	56,353	May 2023	GSI	—	(526)	(526)
Receive	Danaher Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	615,473	May 2023	GSI	—	(5,741)	(5,741)
Receive	Danaher Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	311,042	May 2023	GSI	—	(2,901)	(2,901)
Receive	Danaher Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	377,469	May 2023	GSI	—	(3,521)	(3,521)
Receive	DBAPP Security, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	13,993	May 2023	GSI	—	(1,004)	(1,004)
Receive	DBAPP Security, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	4,927	May 2023	GSI	—	(353)	(353)
Receive	DBAPP Security, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	3,449	May 2023	GSI	—	(247)	(247)
Receive	Dyne Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	56,054	May 2023	GSI	—	1,286	1,286
Receive	Dyne Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	37,464	May 2023	GSI	—	860	860
Receive	Dyne Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	11,940	May 2023	GSI	—	274	274
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	121,033	May 2023	GSI	—	4,381	4,381
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	115,600	May 2023	GSI	—	4,185	4,185
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	464,250	May 2023	GSI	—	16,806	16,806
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	552,799	May 2023	GSI	—	20,011	20,011
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	346,800	May 2023	GSI	—	12,554	12,554
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	269,117	May 2023	GSI	—	9,742	9,742
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	55

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	28,086,404	May 2023	GSI	—	$1,004	$1,004
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	57,757,000	May 2023	GSI	—	(5,869)	(5,869)
Receive	Elanco Animal Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	12,623	May 2023	GSI	—	(296)	(296)
Receive	Electricite de France SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	589,589	May 2023	GSI	—	(11,091)	(11,091)
Receive	Electricite de France SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	2,881,980	May 2023	GSI	—	(54,216)	(54,216)
Receive	Electricite de France SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	1,060,867	May 2023	GSI	—	(19,957)	(19,957)
Receive	Eli Lilly & Company	1-Month USD OBFR + 0.20%	Monthly	USD	213,986	May 2023	GSI	—	9,631	9,631
Receive	Eli Lilly & Company	1-Month USD OBFR + 0.20%	Monthly	USD	903,714	May 2023	GSI	—	40,675	40,675
Receive	Eli Lilly & Company	1-Month USD OBFR + 0.20%	Monthly	USD	546,908	May 2023	GSI	—	24,615	24,615
Receive	Eli Lilly & Company	1-Month USD OBFR + 0.20%	Monthly	USD	1,431,611	May 2023	GSI	—	64,435	64,435
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	314,061	May 2023	GSI	—	(23,881)	(23,881)
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	553,527	May 2023	GSI	—	(42,089)	(42,089)
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	59,884	May 2023	GSI	—	(4,553)	(4,553)
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	112,999	May 2023	GSI	—	(8,592)	(8,592)
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	18,649	May 2023	GSI	—	(1,418)	(1,418)
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	260,256	May 2023	GSI	—	(19,789)	(19,789)
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	309,848	May 2023	GSI	—	(23,560)	(23,560)
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	227,931	May 2023	GSI	—	(17,332)	(17,332)
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	186,558	May 2023	GSI	—	(14,186)	(14,186)
56	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Equitable Holdings, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	630,439	May 2023	GSI	—	$(6,868)	$(6,868)
Receive	Erste Group Bank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	747,939	May 2023	GSI	—	(42,369)	(42,369)
Receive	Erste Group Bank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	410,190	May 2023	GSI	—	(23,237)	(23,237)
Receive	Erste Group Bank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	1,187,933	May 2023	GSI	—	(67,294)	(67,294)
Receive	Erste Group Bank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	537,334	May 2023	GSI	—	(10,166)	(10,166)
Receive	Exact Sciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	8,038	May 2023	GSI	—	(42)	(42)
Receive	Five Below, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	518,114	May 2023	GSI	—	27,856	27,856
Receive	Five Below, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,847,467	May 2023	GSI	—	99,327	99,327
Receive	Floor & Decor Holdings, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	163,890	May 2023	GSI	—	9,631	9,631
Receive	Fluor Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	783,064	May 2023	GSI	—	48,268	48,268
Receive	Fluor Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	498,197	May 2023	GSI	—	30,709	30,709
Receive	Flutter Entertainment PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	67,378	May 2023	GSI	—	(3,147)	(3,147)
Receive	Flutter Entertainment PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	259,662	May 2023	GSI	—	(12,127)	(12,127)
Receive	Flutter Entertainment PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	1,492,023	May 2023	GSI	—	(69,681)	(69,681)
Receive	Galapagos NV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	24,644	May 2023	GSI	—	1,049	1,049
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	57

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Galapagos NV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	36,945	May 2023	GSI	—	$1,573	$1,573
Receive	Ganfeng Lithium Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	9,241,500	May 2023	GSI	—	(44,985)	(44,985)
Receive	Genmab A/S	1-Month DKK CIBOR + 0.20%	Monthly	DKK	433,344	May 2023	GSI	—	(853)	(853)
Receive	Genmab A/S	1-Month DKK CIBOR + 0.20%	Monthly	DKK	1,203,408	May 2023	GSI	—	(2,367)	(2,367)
Receive	Genpact, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	4,415,631	May 2023	GSI	—	(128,945)	(128,945)
Receive	Genus PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	8,753	May 2023	GSI	—	78	78
Receive	Genus PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	95,787	May 2023	GSI	—	849	849
Receive	Genus PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	39,196	May 2023	GSI	—	347	347
Receive	Glaukos Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	249,534	May 2023	GSI	—	(3,102)	(3,102)
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,019,601	May 2023	GSI	—	(226,840)	(226,840)
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	4,795,585	May 2023	GSI	—	(538,637)	(538,637)
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	566,521	May 2023	GSI	—	(63,631)	(63,631)
Receive	Guangzhou Automobile Group Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	36,712	May 2023	GSI	—	(123)	(123)
Receive	Haemonetics Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	801,506	May 2023	GSI	—	(25,869)	(25,869)
Receive	HCA Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	16,808	May 2023	GSI	—	—	—
Receive	Hikma Pharmaceuticals PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	27,201	May 2023	GSI	—	(179)	(179)
Receive	Hikma Pharmaceuticals PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	31,871	May 2023	GSI	—	(210)	(210)
58	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Hikma Pharmaceuticals PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	46,730	May 2023	GSI	—	$(308)	$(308)
Receive	Hikma Pharmaceuticals PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	14,399	May 2023	GSI	—	(95)	(95)
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	161,759	May 2023	GSI	—	792	792
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	81,827	May 2023	GSI	—	401	401
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	158,477	May 2023	GSI	—	776	776
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	22,025	May 2023	GSI	—	108	108
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	255,328	May 2023	GSI	—	1,251	1,251
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	303,972	May 2023	GSI	—	1,489	1,489
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	105,439	May 2023	GSI	—	2,147	2,147
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	199,517	May 2023	GSI	—	4,063	4,063
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	527,651	May 2023	GSI	—	10,745	10,745
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	435,392	May 2023	GSI	—	8,866	8,866
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	334,043	May 2023	GSI	—	6,802	6,802
Receive	Hutchmed China, Ltd., ADR	1-Month USD OBFR + 0.20%	Monthly	USD	29,007	May 2023	GSI	—	(2,539)	(2,539)
Receive	IDEXX Laboratories, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	66,789	May 2023	GSI	—	2,469	2,469
Receive	IDEXX Laboratories, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	126,513	May 2023	GSI	—	4,677	4,677
Receive	IDEXX Laboratories, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	23,119	May 2023	GSI	—	855	855
Receive	IDEXX Laboratories, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	319,173	May 2023	GSI	—	11,800	11,800
Receive	IHS Markit, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	618,260	May 2023	GSI	—	40,215	40,215
Receive	IHS Markit, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	891,813	May 2023	GSI	—	58,008	58,008
Receive	IHS Markit, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	2,494,298	May 2023	GSI	—	162,243	162,243
Receive	ImmunoGen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	35,214	May 2023	GSI	—	1,323	1,323
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	59

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	ImmunoGen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	83,060	May 2023	GSI	—	$3,120	$3,120
Receive	ImmunoGen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	99,124	May 2023	GSI	—	3,724	3,724
Receive	Inari Medical, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	440,370	May 2023	GSI	—	2,427	2,427
Receive	Insulet Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	213,265	May 2023	GSI	—	8,027	8,027
Receive	Intact Financial Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	1,229,312	May 2023	GSI	—	(11,765)	(11,765)
Receive	Intact Financial Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	539,534	May 2023	GSI	—	(5,164)	(5,164)
Receive	Intact Financial Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	414,303	May 2023	GSI	—	(3,965)	(3,965)
Receive	Intermediate Capital Group PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	836,887	May 2023	GSI	—	37,003	37,003
Receive	Intermediate Capital Group PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	341,994	May 2023	GSI	—	15,121	15,121
Receive	Intermediate Capital Group PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	156,741	May 2023	GSI	—	6,930	6,930
Receive	Intermediate Capital Group PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	318,238	May 2023	GSI	—	14,071	14,071
Receive	International Bancshares Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	362,143	May 2023	GSI	—	(1,719)	(1,719)
Receive	International Bancshares Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	124,448	May 2023	GSI	—	(591)	(591)
Receive	Intuit, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	401,083	May 2023	GSI	—	39,348	39,348
Receive	Ironwood Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	32,881	May 2023	GSI	—	(1,438)	(1,438)
Receive	Israel Discount Bank, Ltd., Class A	Fixed 0.80%	Monthly	ILS	4,839,217	May 2023	GSI	—	(9,764)	(9,764)
Receive	Israel Discount Bank, Ltd., Class A	Fixed 0.80%	Monthly	ILS	3,060,132	May 2023	GSI	—	(13,586)	(13,586)
Receive	Jackson Financial, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	22,370	May 2023	GSI	$(1)	(1,423)	(1,424)
60	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	JPMorgan Chase & Co.	1-Month USD OBFR + 0.20%	Monthly	USD	1,120,881	May 2023	GSI	—	$18	$18
Receive	JPMorgan Chase & Co.	1-Month USD OBFR + 0.20%	Monthly	USD	1,226,460	May 2023	GSI	—	19	19
Receive	JPMorgan Chase & Co.	1-Month USD OBFR + 0.20%	Monthly	USD	885,635	May 2023	GSI	—	14	14
Receive	JPMorgan Chase & Co.	1-Month USD OBFR + 0.20%	Monthly	USD	3,735,758	May 2023	GSI	—	(21,054)	(21,054)
Receive	KBC Group NV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	567,752	May 2023	GSI	—	5,225	5,225
Receive	Komercni banka as	Fixed 0.70%	Monthly	CZK	13,617,420	May 2023	GSI	—	(10,453)	(10,453)
Receive	Komercni banka as	Fixed 0.70%	Monthly	CZK	2,738,376	May 2023	GSI	—	(2,102)	(2,102)
Receive	Komercni banka as	Fixed 0.70%	Monthly	CZK	1,719,588	May 2023	GSI	—	(1,320)	(1,320)
Receive	Komercni banka as	Fixed 0.70%	Monthly	CZK	4,399,272	May 2023	GSI	—	(3,377)	(3,377)
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	100,894	May 2023	GSI	—	1,634	1,634
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	2,012	May 2023	GSI	—	33	33
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	15,213	May 2023	GSI	—	246	246
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	165,286	May 2023	GSI	—	2,678	2,678
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	196,798	May 2023	GSI	—	3,188	3,188
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	1,767,359	May 2023	GSI	—	28,631	28,631
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	233,130	May 2023	GSI	—	(4,770)	(4,770)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	61

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	30,312	May 2023	GSI	—	$(620)	$(620)
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	108,233	May 2023	GSI	—	(2,215)	(2,215)
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	75,462	May 2023	GSI	—	(1,544)	(1,544)
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	70,066	May 2023	GSI	—	(1,434)	(1,434)
Receive	Masimo Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	34,536	May 2023	GSI	—	329	329
Receive	Masimo Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	65,141	May 2023	GSI	—	621	621
Receive	Masimo Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	11,793	May 2023	GSI	—	112	112
Receive	Mastercard, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	2,650,444	May 2023	GSI	—	(155,366)	(155,366)
Receive	Merus NV	1-Month USD OBFR + 0.20%	Monthly	USD	223,290	May 2023	GSI	—	(3,352)	(3,352)
Receive	Middleby Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	1,903,343	May 2023	GSI	—	80,122	80,122
Receive	Mirati Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	219,141	May 2023	GSI	—	15,745	15,745
Receive	Mirati Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	35,260	May 2023	GSI	—	2,533	2,533
Receive	Mirati Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	150,560	May 2023	GSI	—	10,817	10,817
Receive	Mitsubishi UFJ Financial Group, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	65,137,737	May 2023	GSI	—	(21,990)	(21,990)
Receive	Mitsubishi UFJ Financial Group, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	49,468,000	May 2023	GSI	—	(16,701)	(16,701)
Receive	Mitsubishi UFJ Financial Group, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	46,214,400	May 2023	GSI	—	(15,602)	(15,602)
Receive	Mitsubishi UFJ Financial Group, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	55,510,400	May 2023	GSI	—	(18,741)	(18,741)
62	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Mitsubishi UFJ Financial Group, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	57,436,000	May 2023	GSI	—	$(19,391)	$(19,391)
Receive	Mitsubishi UFJ Financial Group, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	27,489,600	May 2023	GSI	—	(9,281)	(9,281)
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	20,017	May 2023	GSI	—	382	382
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	232,080	May 2023	GSI	—	4,429	4,429
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	303,735	May 2023	GSI	—	5,796	5,796
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	361,755	May 2023	GSI	—	6,903	6,903
Receive	Morgan Stanley	1-Month USD OBFR + 0.20%	Monthly	USD	761,795	May 2023	GSI	—	21,116	21,116
Receive	Myovant Sciences, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	78,780	May 2023	GSI	—	6,527	6,527
Receive	NanoString Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	199,713	May 2023	GSI	—	12,641	12,641
Receive	NanoString Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	163,431	May 2023	GSI	—	10,344	10,344
Receive	National Grid PLC, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	182,146	May 2023	GSI	—	2,903	2,903
Receive	National Grid PLC, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	1,060,270	May 2023	GSI	—	16,900	16,900
Receive	National Grid PLC, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	841,165	May 2023	GSI	—	13,407	13,407
Receive	Nippon Shinyaku Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	26,578,530	May 2023	GSI	—	7,115	7,115
Receive	Novartis AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	453,108	May 2023	GSI	—	(12,660)	(12,660)
Receive	Novartis AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	73,212	May 2023	GSI	—	(2,046)	(2,046)
Receive	Novartis AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	514,273	May 2023	GSI	—	(14,369)	(14,369)
Receive	Nurix Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	111,188	May 2023	GSI	—	21,605	21,605
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	63

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Nurix Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	157,024	May 2023	GSI	—	$30,511	$30,511
Receive	Nurix Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	99,260	May 2023	GSI	—	19,287	19,287
Receive	Nuvei Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	1,329,622	May 2023	GSI	—	(63,810)	(63,810)
Receive	Olema Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	600,120	May 2023	GSI	—	(60,177)	(60,177)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	10,010,150	May 2023	GSI	—	(799)	(799)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	4,528,982	May 2023	GSI	—	(362)	(362)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	11,963,350	May 2023	GSI	—	(955)	(955)
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	17,578,800	May 2023	GSI	—	(1,404)	(1,404)
Receive	OPT Machine Vision Tech Company, Ltd., Class A	1-Month USD OBFR + 0.75%	Monthly	USD	29,471	May 2023	GSI	—	(8,677)	(8,677)
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	299,600	May 2023	GSI	—	6,488	6,488
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	766,206	May 2023	GSI	—	16,592	16,592
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	896,104	May 2023	GSI	—	19,405	19,405
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,329,710	May 2023	GSI	—	29,104	29,104
Receive	Popular, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	201,064	May 2023	GSI	—	3,003	3,003
Receive	Popular, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	741,116	May 2023	GSI	—	(1,196)	(1,196)
Receive	Richter Gedeon Nyrt	Fixed 0.80%	Monthly	HUF	7,308,810	May 2023	GSI	—	139	139
Receive	Roche Holding AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	1,207,342	May 2023	GSI	—	9,352	9,352
64	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Roche Holding AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	1,305,253	May 2023	GSI	—	$10,111	$10,111
Receive	Roche Holding AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	1,305,605	May 2023	GSI	—	10,113	10,113
Receive	Rohm Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	73,719,235	May 2023	GSI	—	—	—
Receive	S&P Global, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	554,224	May 2023	GSI	—	42,227	42,227
Receive	Safran SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	380,480	May 2023	GSI	—	29,884	29,884
Receive	Safran SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	71,844	May 2023	GSI	—	5,643	5,643
Receive	Sage Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	538,080	May 2023	GSI	—	(7,279)	(7,279)
Receive	Schneider Electric SE	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	183,472	May 2023	GSI	—	9,463	9,463
Receive	Schneider Electric SE	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	586,969	May 2023	GSI	—	30,275	30,275
Receive	Seagen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	71,164	May 2023	GSI	—	582	582
Receive	Seagen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	104,910	May 2023	GSI	—	859	859
Receive	Seagen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	384,670	May 2023	GSI	—	3,148	3,148
Receive	Seagen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	34,970	May 2023	GSI	—	286	286
Receive	Seagen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	231,327	May 2023	GSI	—	1,893	1,893
Receive	Serco Group PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	66,027	May 2023	GSI	—	(1,815)	(1,815)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	65

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	624,385	May 2023	GSI	—	$(4,620)	$(4,620)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	94,985	May 2023	GSI	—	(703)	(703)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	109,089	May 2023	GSI	—	(807)	(807)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	72,966	May 2023	GSI	—	(540)	(540)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	52,732	May 2023	GSI	—	(390)	(390)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	52,250	May 2023	GSI	—	(387)	(387)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	64,598	May 2023	GSI	—	(478)	(478)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	102,051	May 2023	GSI	—	(755)	(755)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	49,801	May 2023	GSI	—	(369)	(369)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	99,007	May 2023	GSI	—	(733)	(733)
66	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	391,807	May 2023	GSI	—	$(2,899)	$(2,899)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	105,209	May 2023	GSI	—	(779)	(779)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	174,196	May 2023	GSI	—	(1,289)	(1,289)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	17,558	May 2023	GSI	—	(130)	(130)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	123,504	May 2023	GSI	—	(914)	(914)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	149,034	May 2023	GSI	—	(1,103)	(1,103)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	133,118	May 2023	GSI	—	(985)	(985)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	56,640	May 2023	GSI	—	(419)	(419)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	113,280	May 2023	GSI	—	(838)	(838)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	104,727	May 2023	GSI	—	(775)	(775)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	67

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	56,867	May 2023	GSI	—	$(421)	$(421)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	33,361	May 2023	GSI	—	(247)	(247)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	30,699	May 2023	GSI	—	(227)	(227)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	33,913	May 2023	GSI	—	(251)	(251)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	56,640	May 2023	GSI	—	(419)	(419)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	65,603	May 2023	GSI	—	(485)	(485)
Receive	Shenzhen Dynanonic Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	53,019	May 2023	GSI	$(21,581)	31,544	9,963
Receive	Shenzhen Dynanonic Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	1,408,317	May 2023	GSI	—	264,679	264,679
Receive	Shenzhen Dynanonic Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	49,705	May 2023	GSI	—	9,342	9,342
Receive	Shenzhen Dynanonic Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	8,284	May 2023	GSI	—	1,557	1,557
Receive	Shenzhen Dynanonic Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	8,284	May 2023	GSI	—	1,557	1,557
Receive	Shenzhen XFH Technology Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	23,674	May 2023	GSI	—	2,665	2,665
Receive	Shenzhen XFH Technology Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	1,563,295	May 2023	GSI	—	176,009	176,009
68	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Shenzhen XFH Technology Company, Ltd.	1-Month USD OBFR + 0.75%	Monthly	USD	13,810	May 2023	GSI	—	$1,555	$1,555
Receive	SK Innovation Company, Ltd.	1-Month USD OBFR + 0.55%	Monthly	USD	1,162,730	May 2023	GSI	—	(59,284)	(59,284)
Receive	Smith & Nephew PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	6,922	May 2023	GSI	—	(121)	(121)
Receive	Standard Chartered PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	66,509	May 2023	GSI	$(16,159)	17,519	1,360
Receive	Standard Chartered PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	77,389	May 2023	GSI	—	1,582	1,582
Receive	StoneCo, Ltd., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	197,537	May 2023	GSI	—	(28,094)	(28,094)
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,899,659	May 2023	GSI	—	120,647	120,647
Receive	Synovus Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	841,776	May 2023	GSI	—	(42,473)	(42,473)
Receive	Synovus Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	782,595	May 2023	GSI	—	(39,487)	(39,487)
Receive	TCR2 Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	15,523	May 2023	GSI	—	(1,946)	(1,946)
Receive	Tecan Group AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	11,968	May 2023	GSI	—	408	408
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	40,948	May 2023	GSI	—	(1,697)	(1,697)
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	179,425	May 2023	GSI	—	(7,434)	(7,434)
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	378,578	May 2023	GSI	—	(15,686)	(15,686)
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	247,919	May 2023	GSI	—	(10,272)	(10,272)
Receive	The TJX Companies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,718,201	May 2023	GSI	—	68,512	68,512
Receive	TriNet Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	992,051	May 2023	GSI	—	44,455	44,455
Receive	UCB SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	58,740	May 2023	GSI	—	1,302	1,302
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	69

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	UCB SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	68,783	May 2023	GSI	—	$1,525	$1,525
Receive	UCB SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	100,943	May 2023	GSI	—	2,238	2,238
Receive	UCB SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	198,741	May 2023	GSI	—	4,407	4,407
Receive	UCB SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	729,527	May 2023	GSI	—	16,176	16,176
Receive	UCB SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	43,116	May 2023	GSI	—	956	956
Receive	UMB Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	1,263,837	May 2023	GSI	—	(36,407)	(36,407)
Receive	UniCredit SpA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	117,181	May 2023	GSI	—	(2,540)	(2,540)
Receive	United Community Banks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	422,946	May 2023	GSI	—	(1,564)	(1,564)
Receive	United Community Banks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	448,397	May 2023	GSI	—	(1,658)	(1,658)
Receive	United Community Banks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	717,624	May 2023	GSI	—	(2,517)	(2,517)
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	239,735	May 2023	GSI	—	14,714	14,714
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,616,794	May 2023	GSI	—	99,233	99,233
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	751,400	May 2023	GSI	—	46,118	46,118
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	588,677	May 2023	GSI	—	36,131	36,131
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	361,125	May 2023	GSI	—	22,165	22,165
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	348,072	May 2023	GSI	—	21,363	21,363
70	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	642,207	May 2023	GSI	—	$(10,669)	$(10,669)
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.20%	Monthly	HKD	250,209	May 2023	GSI	—	(4,157)	(4,157)
Receive	Veracyte, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	55,090	May 2023	GSI	—	1,679	1,679
Receive	Veracyte, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	103,955	May 2023	GSI	—	3,168	3,168
Receive	Western Alliance Bancorp	1-Month USD OBFR + 0.20%	Monthly	USD	437,911	May 2023	GSI	—	(10,929)	(10,929)
Receive	Western Alliance Bancorp	1-Month USD OBFR + 0.20%	Monthly	USD	513,733	May 2023	GSI	—	(12,821)	(12,821)
Receive	Western Alliance Bancorp	1-Month USD OBFR + 0.20%	Monthly	USD	814,641	May 2023	GSI	—	(20,331)	(20,331)
Receive	Western Alliance Bancorp	1-Month USD OBFR + 0.20%	Monthly	USD	1,093,767	May 2023	GSI	—	(27,296)	(27,296)
Receive	Western Alliance Bancorp	1-Month USD OBFR + 0.20%	Monthly	USD	708,229	May 2023	GSI	—	(17,675)	(17,675)
Receive	XP, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	109,515	May 2023	GSI	—	(9,548)	(9,548)
Receive	Zai Lab, Ltd., ADR	1-Month USD OBFR + 0.20%	Monthly	USD	47,671	May 2023	GSI	—	2,215	2,215
Receive	Zhejiang HangKe Technology, Inc.	1-Month USD OBFR + 0.75%	Monthly	USD	5,468	May 2023	GSI	—	845	845
Receive	Zhejiang HangKe Technology, Inc.	1-Month USD OBFR + 0.75%	Monthly	USD	4,206	May 2023	GSI	—	650	650
Receive	Zhejiang HangKe Technology, Inc.	1-Month USD OBFR + 0.75%	Monthly	USD	5,510	May 2023	GSI	—	851	851
Receive	Zions Bancorp NA	1-Month USD OBFR + 0.20%	Monthly	USD	596,381	May 2023	GSI	—	(19,490)	(19,490)
Receive	Zoetis, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,668,207	May 2023	GSI	—	130,941	130,941
Receive	Adobe, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	403,490	May 2023	JPM	—	59,490	59,490
Receive	Advanced Micro Devices, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	512,104	May 2023	JPM	—	92,557	92,557
Receive	Advanced Micro Devices, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	998,552	May 2023	JPM	—	180,476	180,476
Receive	Advanced Micro Devices, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	704,118	May 2023	JPM	—	127,261	127,261
Receive	AerCap Holdings NV	1-Month USD OBFR + 0.20%	Monthly	USD	210,862	May 2023	JPM	—	(5,502)	(5,502)
Receive	Agilent Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,014,946	May 2023	JPM	—	60,901	60,901
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	71

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Airbnb, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	521,073	May 2023	JPM	—	$18,627	$18,627
Receive	Akeso, Inc.	1-Month HKD HIBOR + 0.30%	Monthly	HKD	7,247,281	May 2023	JPM	—	92,446	92,446
Receive	Akeso, Inc.	1-Month HKD HIBOR + 0.30%	Monthly	HKD	241,671	May 2023	JPM	—	3,083	3,083
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	658	May 2023	JPM	—	59	59
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	48,809	May 2023	JPM	—	4,407	4,407
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	196,371	May 2023	JPM	—	17,729	17,729
Receive	Alfa Laval AB	1-Month SEK STIBOR + 0.20%	Monthly	SEK	18,434,349	May 2023	JPM	—	287,777	287,777
Receive	Alfa Laval AB	1-Month SEK STIBOR + 0.20%	Monthly	SEK	6,708,419	May 2023	JPM	—	104,724	104,724
Receive	Allfunds Group PLC	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	1,399,380	May 2023	JPM	—	(17,341)	(17,341)
Receive	Allfunds Group PLC	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	1,162,023	May 2023	JPM	—	(14,399)	(14,399)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,397,177	May 2023	JPM	—	(273,499)	(273,499)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	218,185	May 2023	JPM	—	(42,710)	(42,710)
Receive	Alphabet, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	3,833,128	May 2023	JPM	—	338,089	338,089
Receive	Alphabet, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	1,047,377	May 2023	JPM	—	92,381	92,381
Receive	Alphabet, Inc., Class C	1-Month USD OBFR + 0.20%	Monthly	USD	4,551,035	May 2023	JPM	—	403,311	403,311
Receive	Amazon.com, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	5,285,661	May 2023	JPM	—	247,506	247,506
Receive	Amazon.com, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	299,553	May 2023	JPM	—	14,027	14,027
Receive	Amazon.com, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	164,271	May 2023	JPM	—	7,692	7,692
72	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Amerant Bancorp, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	220,196	May 2023	JPM	—	$7,774	$7,774
Receive	Amerant Bancorp, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	419,035	May 2023	JPM	—	14,794	14,794
Receive	American Express Company	1-Month USD OBFR + 0.20%	Monthly	USD	617,078	May 2023	JPM	—	(2,058)	(2,058)
Receive	American Express Company	1-Month USD OBFR + 0.20%	Monthly	USD	1,329,924	May 2023	JPM	—	(4,435)	(4,435)
Receive	Anthem, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,117,655	May 2023	JPM	—	348,700	348,700
Receive	Arena Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	37,384	May 2023	JPM	—	(546)	(546)
Receive	Ares Management Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	421,700	May 2023	JPM	—	56,663	56,663
Receive	Ares Management Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	1,169,048	May 2023	JPM	—	157,083	157,083
Receive	Arista Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	747,548	May 2023	JPM	—	120,035	120,035
Receive	ASML Holding NV, NYRS	1-Month USD OBFR + 0.20%	Monthly	USD	2,484,429	May 2023	JPM	—	270,768	270,768
Receive	ASML Holding NV, NYRS	1-Month USD OBFR + 0.20%	Monthly	USD	1,136,681	May 2023	JPM	—	123,882	123,882
Receive	ASML Holding NV, NYRS	1-Month USD OBFR + 0.20%	Monthly	USD	389,154	May 2023	JPM	—	42,412	42,412
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	9,620,982	May 2023	JPM	—	5,510	5,510
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	33,735,555	May 2023	JPM	—	19,321	19,321
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	52,743,663	May 2023	JPM	—	30,208	30,208
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	4,571,154	May 2023	JPM	—	2,618	2,618
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	398,520	May 2023	JPM	—	17,469	17,469
Receive	Atlassian Corp. PLC, Class A	1-Month USD OBFR + 0.20%	Monthly	USD	2,840,323	May 2023	JPM	—	496,163	496,163
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	73

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Atlassian Corp. PLC, Class A	1-Month USD OBFR + 0.20%	Monthly	USD	612,596	May 2023	JPM	—	$107,012	$107,012
Receive	Avalara, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	234,386	May 2023	JPM	—	15,808	15,808
Receive	AXA SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	331,301	May 2023	JPM	—	13,990	13,990
Receive	Baidu, Inc., Class A	1-Month HKD HIBOR + 0.30%	Monthly	HKD	5,355,160	May 2023	JPM	—	(69,398)	(69,398)
Receive	Baidu, Inc., Class A	1-Month HKD HIBOR + 0.30%	Monthly	HKD	4,813,580	May 2023	JPM	—	(56,449)	(56,449)
Receive	Banca Generali SpA	Fixed 0.20%	Monthly	EUR	422,279	May 2023	JPM	—	35,808	35,808
Receive	Bank Rakyat Indonesia Persero Tbk PT	1-Month USD OBFR + 1.20%	Monthly	USD	1,303,316	May 2023	JPM	—	25,844	25,844
Receive	Bank Rakyat Indonesia Persero Tbk PT	1-Month USD OBFR + 1.20%	Monthly	USD	540,604	May 2023	JPM	—	10,985	10,985
Receive	Baxter International, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	4,124	May 2023	JPM	—	(98)	(98)
Receive	Baxter International, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	576,532	May 2023	JPM	—	(13,655)	(13,655)
Receive	Becton, Dickinson and Company	1-Month USD OBFR + 0.20%	Monthly	USD	1,529,334	May 2023	JPM	—	(22,120)	(22,120)
Receive	Becton, Dickinson and Company	1-Month USD OBFR + 0.20%	Monthly	USD	843,175	May 2023	JPM	—	(12,196)	(12,196)
Receive	Becton, Dickinson and Company	1-Month USD OBFR + 0.20%	Monthly	USD	249,623	May 2023	JPM	—	(3,610)	(3,610)
Receive	Becton, Dickinson and Company	1-Month USD OBFR + 0.20%	Monthly	USD	707,548	May 2023	JPM	—	(10,234)	(10,234)
Receive	Beigene, Ltd., ADR	1-Month USD OBFR + 0.20%	Monthly	USD	215,704	May 2023	JPM	—	6,399	6,399
Receive	BioAtla, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	845,188	May 2023	JPM	—	(16,881)	(16,881)
Receive	Blueprint Medicines Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	2,871,234	May 2023	JPM	—	483,917	483,917
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	435,859	May 2023	JPM	—	7,005	7,005
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	188,434	May 2023	JPM	—	3,028	3,028
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	904,312	May 2023	JPM	—	14,533	14,533
74	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	3,174,172	May 2023	JPM	—	$51,011	$51,011
Receive	Brenntag SE	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	1,514,005	May 2023	JPM	—	7,680	7,680
Receive	Brenntag SE	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	172,893	May 2023	JPM	—	877	877
Receive	Cardlytics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	398,133	May 2023	JPM	—	(9,706)	(9,706)
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	69,610	May 2023	JPM	—	3,796	3,796
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	84,365	May 2023	JPM	—	4,600	4,600
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	67,480	May 2023	JPM	—	3,680	3,680
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	118,105	May 2023	JPM	—	6,440	6,440
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	151,845	May 2023	JPM	—	8,280	8,280
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	38,446	May 2023	JPM	—	2,096	2,096
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	47,477	May 2023	JPM	—	2,589	2,589
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	23,723	May 2023	JPM	—	1,294	1,294
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	128,871	May 2023	JPM	—	6,272	6,272
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	84,483	May 2023	JPM	—	(2,825)	(2,825)
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	33,118	May 2023	JPM	—	(454)	(454)
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	50,631	May 2023	JPM	—	(1,600)	(1,600)
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	83,755	May 2023	JPM	—	(2,059)	(2,059)
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	82,402	May 2023	JPM	—	(702)	(702)
Receive	Ceridian HCM Holding, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	187,641	May 2023	JPM	—	19,737	19,737
Receive	Ceridian HCM Holding, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,563,791	May 2023	JPM	—	164,491	164,491
Receive	Chesapeake Energy Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	897,464	May 2023	JPM	—	(42,815)	(42,815)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	75

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Commerzbank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	10,894	May 2023	JPM	—	$990	$990
Receive	Commerzbank AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	43,143	May 2023	JPM	—	3,920	3,920
Receive	Covestro AG	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	653,733	May 2023	JPM	—	(25,611)	(25,611)
Receive	Covetrus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	98,543	May 2023	JPM	—	6,410	6,410
Receive	Covetrus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,232,902	May 2023	JPM	—	37,203	37,203
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	10,896,276	May 2023	JPM	—	(624)	(624)
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	17,927,820	May 2023	JPM	—	(1,027)	(1,027)
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	31,388,952	May 2023	JPM	—	(1,798)	(1,798)
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	31,388,952	May 2023	JPM	—	(1,798)	(1,798)
Receive	Daiichi Sankyo Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	11,632,000	May 2023	JPM	—	(666)	(666)
Receive	Ebusco Holding BV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	47,031	May 2023	JPM	—	(618)	(618)
Receive	Ebusco Holding BV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	127,602	May 2023	JPM	—	1,847	1,847
Receive	Ebusco Holding BV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	164,756	May 2023	JPM	—	5,457	5,457
76	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Ebusco Holding BV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	35,897	May 2023	JPM	—	$1,208	$1,208
Receive	Ebusco Holding BV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	156,947	May 2023	JPM	—	2,181	2,181
Receive	Ebusco Holding BV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	147,223	May 2023	JPM	—	—	—
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	536,967	May 2023	JPM	—	54,124	54,124
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	11,346,885	May 2023	JPM	—	1,687	1,687
Receive	Elanco Animal Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	590,090	May 2023	JPM	—	13,476	13,476
Receive	Eli Lilly & Company	1-Month USD OBFR + 0.20%	Monthly	USD	1,610,044	May 2023	JPM	—	165,841	165,841
Receive	Eli Lilly & Company	1-Month USD OBFR + 0.20%	Monthly	USD	2,526,374	May 2023	JPM	—	260,227	260,227
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	33,123	May 2023	JPM	—	(3,955)	(3,955)
Receive	Encompass Health Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	234,328	May 2023	JPM	—	(27,977)	(27,977)
Receive	ENEOS Holdings, Inc.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	3,703,320	May 2023	JPM	—	947	947
Receive	Energy Transfer LP	1-Month USD OBFR + 0.75%	Monthly	USD	286,443	May 2023	JPM	—	(10,331)	(10,331)
Receive	Energy Transfer LP	1-Month USD OBFR + 0.75%	Monthly	USD	1,201,234	May 2023	JPM	—	(43,324)	(43,324)
Receive	Engie SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	7,822	May 2023	JPM	—	346	346
Receive	Engie SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	13,914	May 2023	JPM	—	615	615
Receive	EnLink Midstream LLC	1-Month USD OBFR + 0.20%	Monthly	USD	625,511	May 2023	JPM	—	49,786	49,786
Receive	EnLink Midstream LLC	1-Month USD OBFR + 0.20%	Monthly	USD	640,938	May 2023	JPM	—	51,014	51,014
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	77

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	EnLink Midstream LLC	1-Month USD OBFR + 0.20%	Monthly	USD	43,489	May 2023	JPM	—	$3,461	$3,461
Receive	EnLink Midstream LLC	1-Month USD OBFR + 0.20%	Monthly	USD	641,679	May 2023	JPM	—	51,073	51,073
Receive	Expro Group Holdings NV	1-Month USD OBFR + 0.20%	Monthly	USD	578,630	May 2023	JPM	—	(9,564)	(9,564)
Receive	Facebook, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	1,367,134	May 2023	JPM	—	(38,812)	(38,812)
Receive	Facebook, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	486,122	May 2023	JPM	—	(13,801)	(13,801)
Receive	Facebook, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	433,514	May 2023	JPM	—	(12,307)	(12,307)
Receive	Facebook, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	462,814	May 2023	JPM	—	(13,139)	(13,139)
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	816,181	May 2023	JPM	—	20,004	20,004
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	407,177	May 2023	JPM	—	22,221	22,221
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,705,718	May 2023	JPM	—	9,302	9,302
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	18,998	May 2023	JPM	—	593	593
Receive	Galapagos NV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	3,173	May 2023	JPM	—	203	203
Receive	Galapagos NV	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	133,220	May 2023	JPM	—	8,536	8,536
Receive	Galaxy Entertainment Group, Ltd.	1-Month HKD HIBOR + 0.30%	Monthly	HKD	13,432,545	May 2023	JPM	—	(31,680)	(31,680)
Receive	Genmab A/S	1-Month DKK CIBOR + 0.20%	Monthly	DKK	926,945	May 2023	JPM	—	6,452	6,452
Receive	Genmab A/S	1-Month DKK CIBOR + 0.20%	Monthly	DKK	373,545	May 2023	JPM	—	2,600	2,600
Receive	Genmab A/S	1-Month DKK CIBOR + 0.20%	Monthly	DKK	4,180,937	May 2023	JPM	—	29,101	29,101
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	273,944	May 2023	JPM	—	(25,478)	(25,478)
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	90,474	May 2023	JPM	—	(8,415)	(8,415)
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	309,566	May 2023	JPM	—	(28,791)	(28,791)
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	618,816	May 2023	JPM	—	(57,553)	(57,553)
78	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	GoDaddy, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	1,880,870	May 2023	JPM	—	$(11,973)	$(11,973)
Receive	HCA Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,408,336	May 2023	JPM	—	42,314	42,314
Receive	Health Catalyst, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	825,087	May 2023	JPM	—	82,061	82,061
Receive	Health Catalyst, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	56,582	May 2023	JPM	—	5,628	5,628
Receive	Health Catalyst, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	106,798	May 2023	JPM	—	10,622	10,622
Receive	Health Catalyst, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	10,819	May 2023	JPM	—	1,076	1,076
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	423,196	May 2023	JPM	—	17,978	17,978
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	84,583	May 2023	JPM	—	3,593	3,593
Receive	Hologic, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	338,613	May 2023	JPM	—	14,385	14,385
Receive	Hope Education Group Company, Ltd.	1-Month HKD HIBOR + 0.30%	Monthly	HKD	20,731	May 2023	JPM	—	365	365
Receive	HubSpot, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	829,230	May 2023	JPM	—	206,088	206,088
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,247,927	May 2023	JPM	—	436,937	436,937
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	631,004	May 2023	JPM	—	122,650	122,650
Receive	Hutchmed China, Ltd., ADR	1-Month USD OBFR + 0.20%	Monthly	USD	21,713	May 2023	JPM	—	(2,683)	(2,683)
Receive	IDEXX Laboratories, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,353,790	May 2023	JPM	—	112,797	112,797
Receive	IDEXX Laboratories, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	244,076	May 2023	JPM	—	20,336	20,336
Receive	IHS Markit, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	281,240	May 2023	JPM	—	32,522	32,522
Receive	IHS Markit, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	602,372	May 2023	JPM	—	69,658	69,658
Receive	Insulet Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	1,647,265	May 2023	JPM	—	131,631	131,631
Receive	Intact Financial Corp.	1-Month CAD CDOR + 0.20%	Monthly	CAD	9,227,021	May 2023	JPM	—	55,897	55,897
Receive	Integra LifeSciences Holdings Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	938,895	May 2023	JPM	—	(40,598)	(40,598)
Receive	International Bancshares Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	60,365	May 2023	JPM	—	(2,034)	(2,034)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	79

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	International Bancshares Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	163,460	May 2023	JPM	—	$(5,508)	$(5,508)
Receive	International Bancshares Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	203,776	May 2023	JPM	—	(6,866)	(6,866)
Receive	Johnson & Johnson	1-Month USD OBFR + 0.20%	Monthly	USD	650,137	May 2023	JPM	—	14,982	14,982
Receive	Karuna Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	25,349	May 2023	JPM	—	3,705	3,705
Receive	KB Financial Group, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	8,989	May 2023	JPM	—	446	446
Receive	Laboratory Corp. of America Holdings	1-Month USD OBFR + 0.20%	Monthly	USD	656,842	May 2023	JPM	—	25,856	25,856
Receive	Laboratory Corp. of America Holdings	1-Month USD OBFR + 0.20%	Monthly	USD	2,118,515	May 2023	JPM	—	83,392	83,392
Receive	Laboratory Corp. of America Holdings	1-Month USD OBFR + 0.20%	Monthly	USD	38,654	May 2023	JPM	—	1,522	1,522
Receive	Laboratory Corp. of America Holdings	1-Month USD OBFR + 0.20%	Monthly	USD	982,364	May 2023	JPM	—	38,669	38,669
Receive	Laboratory Corp. of America Holdings	1-Month USD OBFR + 0.20%	Monthly	USD	298,464	May 2023	JPM	—	11,749	11,749
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.30%	Monthly	HKD	83,410	May 2023	JPM	—	(1,275)	(1,275)
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	192,698	May 2023	JPM	—	(2,169)	(2,169)
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	112,348	May 2023	JPM	—	(1,264)	(1,264)
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	56,292	May 2023	JPM	—	(633)	(633)
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	506,234	May 2023	JPM	—	(5,697)	(5,697)
Receive	Mastercard, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	548,793	May 2023	JPM	—	(11,696)	(11,696)
Receive	Match Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	542,295	May 2023	JPM	—	(13,159)	(13,159)
Receive	Match Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	132,252	May 2023	JPM	—	(3,209)	(3,209)
Receive	Match Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	321,824	May 2023	JPM	—	(7,809)	(7,809)
80	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	480,214	May 2023	JPM	—	$7,340	$7,340
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	17,255	May 2023	JPM	—	264	264
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	2,569	May 2023	JPM	—	39	39
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	14,365	May 2023	JPM	—	220	220
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	15,430	May 2023	JPM	—	236	236
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	1,842	May 2023	JPM	—	28	28
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	28,037	May 2023	JPM	—	429	429
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	101,434	May 2023	JPM	—	1,550	1,550
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	68,580	May 2023	JPM	—	1,048	1,048
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	68,276	May 2023	JPM	—	1,044	1,044
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	44,616	May 2023	JPM	—	682	682
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	32,533	May 2023	JPM	—	497	497
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	81

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	63,713	May 2023	JPM	—	$974	$974
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.20%	Monthly	CHF	73,870	May 2023	JPM	—	1,129	1,129
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	270,757	May 2023	JPM	—	26,392	26,392
Receive	MongoDB, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	334,983	May 2023	JPM	—	50,709	50,709
Receive	Morgan Stanley	1-Month USD OBFR + 0.20%	Monthly	USD	3,515,946	May 2023	JPM	—	151,037	151,037
Receive	Morgan Stanley	1-Month USD OBFR + 0.20%	Monthly	USD	705,114	May 2023	JPM	—	30,290	30,290
Receive	Morgan Stanley	1-Month USD OBFR + 0.20%	Monthly	USD	1,249,325	May 2023	JPM	—	53,668	53,668
Receive	NeoGenomics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	134,714	May 2023	JPM	—	7,815	7,815
Receive	NeoGenomics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	499,209	May 2023	JPM	—	28,961	28,961
Receive	NeoGenomics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	257,082	May 2023	JPM	—	14,914	14,914
Receive	NeoGenomics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	12,476	May 2023	JPM	—	724	724
Receive	Ono Pharmaceutical Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	5,591,678	May 2023	JPM	—	33	33
Receive	OTP Bank Nyrt	Fixed 0.75%	Monthly	HUF	1,360,464,360	May 2023	JPM	—	65,055	65,055
Receive	Palo Alto Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,796,492	May 2023	JPM	—	(13,570)	(13,570)
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	512,072	May 2023	JPM	—	17,086	17,086
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,666,265	May 2023	JPM	—	55,597	55,597
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	456,252	May 2023	JPM	—	15,223	15,223
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	456,167	May 2023	JPM	—	15,221	15,221
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	951,565	May 2023	JPM	—	31,750	31,750
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	778,011	May 2023	JPM	—	25,959	25,959
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	338,560	May 2023	JPM	—	11,297	11,297
82	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Popular, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	675,093	May 2023	JPM	—	$7,248	$7,248
Receive	Quidel Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	606,470	May 2023	JPM	—	(4,737)	(4,737)
Receive	Quidel Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	7,225	May 2023	JPM	—	(56)	(56)
Receive	Quidel Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	198,946	May 2023	JPM	—	(1,554)	(1,554)
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	16,710,670	May 2023	JPM	—	1,972	1,972
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	47,937,000	May 2023	JPM	—	5,657	5,657
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	61,207,980	May 2023	JPM	—	7,223	7,223
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	16,113,560	May 2023	JPM	—	1,901	1,901
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	3,355,590	May 2023	JPM	—	396	396
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	16,466,780	May 2023	JPM	—	1,943	1,943
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	57,070,260	May 2023	JPM	—	6,734	6,734
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	30,116,210	May 2023	JPM	—	3,554	3,554
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	5,836,540	May 2023	JPM	—	689	689
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	6,433,650	May 2023	JPM	—	759	759
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	11,925,380	May 2023	JPM	—	1,407	1,407
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	15,272,560	May 2023	JPM	—	1,802	1,802
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	4,760,060	May 2023	JPM	—	562	562
Receive	Richter Gedeon Nyrt	Fixed 0.75%	Monthly	HUF	16,920,920	May 2023	JPM	—	1,997	1,997
Receive	Rohm Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	117,240,000	May 2023	JPM	—	76,378	76,378
Receive	Royal Dutch Shell PLC, B Shares	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	3,829,954	May 2023	JPM	—	(94,625)	(94,625)
Receive	Royal Dutch Shell PLC, B Shares	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	2,084,582	May 2023	JPM	—	(51,503)	(51,503)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	83

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Safran SA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	254,079	May 2023	JPM	—	$14,361	$14,361
Receive	salesforce.com, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	248,126	May 2023	JPM	—	25,444	25,444
Receive	Sempra Energy	1-Month USD OBFR + 0.20%	Monthly	USD	1,178,005	May 2023	JPM	—	19,220	19,220
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	213,807	May 2023	JPM	—	(2,229)	(2,229)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	81,239	May 2023	JPM	—	(847)	(847)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	119,427	May 2023	JPM	—	(1,245)	(1,245)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	97,037	May 2023	JPM	—	(1,012)	(1,012)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	115,361	May 2023	JPM	—	(1,203)	(1,203)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	123,478	May 2023	JPM	—	(1,287)	(1,287)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	406,575	May 2023	JPM	—	(4,239)	(4,239)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	511,220	May 2023	JPM	—	(5,330)	(5,330)
84	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	130,390	May 2023	JPM	—	$(1,359)	$(1,359)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	302,713	May 2023	JPM	—	(3,156)	(3,156)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	113,924	May 2023	JPM	—	(1,188)	(1,188)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	121,794	May 2023	JPM	—	(1,270)	(1,270)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	364,016	May 2023	JPM	—	(3,795)	(3,795)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	78,742	May 2023	JPM	—	(821)	(821)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	117,322	May 2023	JPM	—	(1,223)	(1,223)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	108,232	May 2023	JPM	—	(1,128)	(1,128)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	68,970	May 2023	JPM	—	(719)	(719)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	151,342	May 2023	JPM	—	(1,578)	(1,578)
Receive	Snap, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	824,027	May 2023	JPM	—	(233,971)	(233,971)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	85

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Snap, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	980,537	May 2023	JPM	—	$(278,410)	$(278,410)
Receive	Snap, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	1,455,206	May 2023	JPM	—	(413,186)	(413,186)
Receive	Snap, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	431,577	May 2023	JPM	—	(122,540)	(122,540)
Receive	Standard Chartered PLC	1-Month GBP SONIA Compounded OIS + 0.20%	Monthly	GBP	72,910	May 2023	JPM	—	12,300	12,300
Receive	StoneCo, Ltd., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	81,640	May 2023	JPM	—	862	862
Receive	StoneCo, Ltd., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	131,957	May 2023	JPM	—	1,393	1,393
Receive	StoneCo, Ltd., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	124,185	May 2023	JPM	—	1,311	1,311
Receive	StoneCo, Ltd., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	171,554	May 2023	JPM	—	1,811	1,811
Receive	StoneCo, Ltd., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	297,681	May 2023	JPM	—	3,143	3,143
Receive	StoneCo, Ltd., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	30,150	May 2023	JPM	—	318	318
Receive	StoneCo, Ltd., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	501,700	May 2023	JPM	—	(52,630)	(52,630)
Receive	Stryker Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	2,002,799	May 2023	JPM	—	31,747	31,747
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	244,002	May 2023	JPM	—	16,091	16,091
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	13,133	May 2023	JPM	—	866	866
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	425,191	May 2023	JPM	—	(21,214)	(21,214)
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	992,737	May 2023	JPM	—	(49,531)	(49,531)
Receive	The PNC Financial Services Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,411,293	May 2023	JPM	—	141,346	141,346
Receive	Thermo Fisher Scientific, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,223,251	May 2023	JPM	—	131,212	131,212
Receive	Thermo Fisher Scientific, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	714,278	May 2023	JPM	—	76,617	76,617
Receive	Thermo Fisher Scientific, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,241,551	May 2023	JPM	—	133,175	133,175
Receive	TOPIX Banks Index	1-Month JPY TONAR Compounded OIS + 0.20%	Monthly	JPY	377,657,144	May 2023	JPM	—	(76,154)	(76,154)
86	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	TotalEnergies SE	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	2,094,022	May 2023	JPM	—	$(1,818)	$(1,818)
Receive	Tower Semiconductor, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	66,928	May 2023	JPM	—	5,883	5,883
Receive	Tower Semiconductor, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	22,290	May 2023	JPM	—	1,959	1,959
Receive	UniCredit SpA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	1,105,305	May 2023	JPM	—	(43,235)	(43,235)
Receive	UniCredit SpA	1-Month EUR ESTR Compounded OIS + 0.20%	Monthly	EUR	1,024,475	May 2023	JPM	—	(37,136)	(37,136)
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,682,406	May 2023	JPM	—	456,576	456,576
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,026,852	May 2023	JPM	—	174,782	174,782
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	422,150	May 2023	JPM	—	71,855	71,855
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,264,877	May 2023	JPM	—	215,296	215,296
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	276,188	May 2023	JPM	—	47,010	47,010
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,424,217	May 2023	JPM	—	242,418	242,418
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	527,130	May 2023	JPM	—	93,949	93,949
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	199,959	May 2023	JPM	—	(4,334)	(4,334)
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	236,288	May 2023	JPM	—	(5,122)	(5,122)
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	470,325	May 2023	JPM	—	(10,195)	(10,195)
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	499,379	May 2023	JPM	—	(10,824)	(10,824)
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	602,563	May 2023	JPM	—	(13,061)	(13,061)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	87

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	36,372	May 2023	JPM	—	$(788)	$(788)
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	143,626	May 2023	JPM	—	(3,113)	(3,113)
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	369,046	May 2023	JPM	—	(7,999)	(7,999)
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	309,422	May 2023	JPM	—	(6,707)	(6,707)
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.30%	Monthly	HKD	309,422	May 2023	JPM	—	(6,707)	(6,707)
Receive	Western Alliance Bancorp	1-Month USD OBFR + 0.20%	Monthly	USD	884,314	May 2023	JPM	—	51,089	51,089
Receive	XP, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	87,357	May 2023	JPM	—	(175,093)	(175,093)
Receive	Ziff Davis, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	148,218	May 2023	JPM	—	(8,432)	(8,432)
Receive	Ziff Davis, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	10,334	May 2023	JPM	—	(588)	(588)
Receive	Ziff Davis, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	297,116	May 2023	JPM	—	(16,902)	(16,902)
Receive	Ziff Davis, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	205,602	May 2023	JPM	—	(11,696)	(11,696)
Receive	Abcam PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	15,538	May 2023	MSI	—	599	599
Receive	Accton Technology Corp.	1-Month USD OBFR + 0.55%	Monthly	USD	35,341	May 2023	MSI	—	(62)	(62)
Receive	Adobe, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	764,443	May 2023	MSI	—	50,197	50,197
Receive	Advanced Micro Devices, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	32,739	May 2023	MSI	—	2,358	2,358
Receive	AerCap Holdings NV	1-Month USD OBFR + 0.50%	Monthly	USD	1,961,341	May 2023	MSI	—	(67,151)	(67,151)
Receive	Afterpay, Ltd.	1-Month AUD BBSW + 0.40%	Monthly	AUD	998,693	May 2023	MSI	—	2,155	2,155
Receive	AIA Group, Ltd.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	6,409,400	May 2023	MSI	—	(5,800)	(5,800)
Receive	Airbnb, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	757,081	May 2023	MSI	—	6,382	6,382
Receive	Airbnb, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	509,570	May 2023	MSI	—	4,295	4,295
88	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	129,755	May 2023	MSI	—	$6,228	$6,228
Receive	ALD SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	110,789	May 2023	MSI	—	5,318	5,318
Receive	Align Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,234,054	May 2023	MSI	—	72,298	72,298
Receive	Aligos Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	57,069	May 2023	MSI	—	53	53
Receive	Aligos Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	86,296	May 2023	MSI	—	80	80
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD OBFR + 0.25%	Monthly	USD	59,648	May 2023	MSI	—	(14,035)	(14,035)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD OBFR + 0.25%	Monthly	USD	900,979	May 2023	MSI	—	(212,000)	(212,000)
Receive	Alnylam Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	980,232	May 2023	MSI	—	(230,594)	(230,594)
Receive	Alphabet, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	901,928	May 2023	MSI	—	42,269	42,269
Receive	Alphabet, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	1,458,918	May 2023	MSI	—	68,439	68,439
Receive	Alphabet, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	737,941	May 2023	MSI	—	34,617	34,617
Receive	Alphabet, Inc., Class C	1-Month USD OBFR + 0.20%	Monthly	USD	150,176	May 2023	MSI	—	6,901	6,901
Receive	ALX Oncology Holdings, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,270,940	May 2023	MSI	—	(64,061)	(64,061)
Receive	ALX Oncology Holdings, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,373,936	May 2023	MSI	—	(69,253)	(69,253)
Receive	Amedisys, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	967,440	May 2023	MSI	—	(1,738)	(1,738)
Receive	Amedisys, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	952,366	May 2023	MSI	—	13,210	13,210
Receive	Amerant Bancorp, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	190,583	May 2023	MSI	—	573	573
Receive	Amerant Bancorp, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	34,377	May 2023	MSI	—	138	138
Receive	Amerant Bancorp, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	92,702	May 2023	MSI	—	—	—
Receive	American Express Company	1-Month USD OBFR + 0.20%	Monthly	USD	2,604,274	May 2023	MSI	—	(23,947)	(23,947)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	89

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Amicus Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	135,586	May 2023	MSI	—	$(7,141)	$(7,141)
Receive	Amicus Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,710,345	May 2023	MSI	—	(142,755)	(142,755)
Receive	Amicus Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	554,476	May 2023	MSI	—	(29,079)	(29,079)
Receive	Anthem, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	43,629	May 2023	MSI	—	4,768	4,768
Receive	Anthem, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	916,986	May 2023	MSI	—	100,523	100,523
Receive	Anthem, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	42,056	May 2023	MSI	—	4,610	4,610
Receive	Arena Pharmaceuticals, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	34,464	May 2023	MSI	—	(3,036)	(3,036)
Receive	Arena Pharmaceuticals, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	15,785	May 2023	MSI	—	(1,391)	(1,391)
Receive	Arena Pharmaceuticals, Inc.	1-Month USD OBFR + 0.25%	Monthly	USD	60,940	May 2023	MSI	—	(5,352)	(5,352)
Receive	Ares Management Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	128,139	May 2023	MSI	—	13,364	13,364
Receive	Aris Water Solution, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	337,476	May 2023	MSI	—	2,186	2,186
Receive	Aris Water Solution, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	247,840	May 2023	MSI	—	3,218	3,218
Receive	ASM Pacific Technology, Ltd.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	53,723	May 2023	MSI	—	127	127
Receive	ASML Holding NV, NYRS	1-Month USD OBFR + 0.20%	Monthly	USD	455,484	May 2023	MSI	—	13,388	13,388
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	3,543,539	May 2023	MSI	—	(1,254)	(1,254)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	1,652,671	May 2023	MSI	—	(222)	(222)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	2,409,285	May 2023	MSI	—	(387)	(387)
90	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	1,970,404	May 2023	MSI	—	$(430)	$(430)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	844,540	May 2023	MSI	—	(110)	(110)
Receive	Astellas Pharma, Inc.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	4,702,780	May 2023	MSI	—	—	—
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.50%	Monthly	GBP	554,085	May 2023	MSI	—	29,699	29,699
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.50%	Monthly	GBP	120,228	May 2023	MSI	—	6,444	6,444
Receive	AstraZeneca PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	299,030	May 2023	MSI	—	16,057	16,057
Receive	AstraZeneca PLC, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	2,491,542	May 2023	MSI	—	89,125	89,125
Receive	Avalara, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	247,003	May 2023	MSI	—	9,620	9,620
Receive	Avalara, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	161,615	May 2023	MSI	—	6,294	6,294
Receive	AXA SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	240,925	May 2023	MSI	—	14,457	14,457
Receive	AXA SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	105,294	May 2023	MSI	—	6,318	6,318
Receive	Bank Rakyat Indonesia Persero Tbk PT	1-Month USD OBFR + 0.75%	Monthly	USD	63,673	May 2023	MSI	—	(1,422)	(1,422)
Receive	Bank Rakyat Indonesia Persero Tbk PT	1-Month USD OBFR + 0.75%	Monthly	USD	1,210,773	May 2023	MSI	—	(27,047)	(27,047)
Receive	BAWAG Group AG	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	54,722	May 2023	MSI	—	(49)	(49)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	91

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	BAWAG Group AG	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	449,267	May 2023	MSI	—	$(404)	$(404)
Receive	Baxter International, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	19,606	May 2023	MSI	—	(120)	(120)
Receive	Bio-Techne Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	15,937	May 2023	MSI	—	815	815
Receive	Bloomberry Resorts Corp.	1-Month USD OBFR + 0.75%	Monthly	USD	16,275	May 2023	MSI	—	1,349	1,349
Receive	Blueprint Medicines Corp.	1-Month USD OBFR + 0.50%	Monthly	USD	647,570	May 2023	MSI	—	79,338	79,338
Receive	Blueprint Medicines Corp.	1-Month USD OBFR + 0.50%	Monthly	USD	701,050	May 2023	MSI	—	85,891	85,891
Receive	Blueprint Medicines Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	37,556	May 2023	MSI	—	4,615	4,615
Receive	Blueprint Medicines Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	30,045	May 2023	MSI	—	3,692	3,692
Receive	Blueprint Medicines Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	156,134	May 2023	MSI	—	19,186	19,186
Receive	Boston Scientific Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	61,454	May 2023	MSI	—	(403)	(403)
Receive	Cano Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	30,850	May 2023	MSI	—	(1,200)	(1,200)
Receive	Cano Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	740,481	May 2023	MSI	—	(28,577)	(28,577)
Receive	CarGurus, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	49,231	May 2023	MSI	—	(231)	(231)
Receive	Celldex Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,560,976	May 2023	MSI	—	(123,597)	(123,597)
Receive	Celldex Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	162,138	May 2023	MSI	—	(12,838)	(12,838)
Receive	Celldex Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	93,237	May 2023	MSI	—	(7,382)	(7,382)
Receive	Celldex Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	839,275	May 2023	MSI	—	(66,453)	(66,453)
Receive	Cellnex Telecom SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	37,667	May 2023	MSI	—	(308)	(308)
Receive	Ceridian HCM Holding, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	621,404	May 2023	MSI	—	14,181	14,181
Receive	Charles Schwab Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	1,034,711	May 2023	MSI	—	14,352	14,352
Receive	China Gas Holdings, Ltd.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	8,478,908	May 2023	MSI	—	(13,077)	(13,077)
92	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Commerzbank AG	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	628,610	May 2023	MSI	—	$25,771	$25,771
Receive	Commerzbank AG	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	446,130	May 2023	MSI	—	18,290	18,290
Receive	Commerzbank AG	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	766,865	May 2023	MSI	—	31,439	31,439
Receive	Commerzbank AG	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	311,639	May 2023	MSI	—	12,776	12,776
Receive	Copart, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,006,521	May 2023	MSI	—	71,404	71,404
Receive	Coterra Energy, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,447,516	May 2023	MSI	—	105,185	105,185
Receive	DISH Network Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	102,141	May 2023	MSI	—	(5,248)	(5,248)
Receive	Dynatrace, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,695,521	May 2023	MSI	—	(9,296)	(9,296)
Receive	Dynatrace, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	394,175	May 2023	MSI	—	16,291	16,291
Receive	Dyne Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	29,090	May 2023	MSI	—	(733)	(733)
Receive	Dyne Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	35,385	May 2023	MSI	—	(892)	(892)
Receive	Dyne Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	136,941	May 2023	MSI	—	(3,452)	(3,452)
Receive	Dyne Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	168,992	May 2023	MSI	—	(4,260)	(4,260)
Receive	Edwards Lifesciences Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	38,807	May 2023	MSI	—	2,637	2,637
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	21,877,632	May 2023	MSI	—	375	375
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	6,633,285	May 2023	MSI	—	114	114
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	1,684,773	May 2023	MSI	—	29	29
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	93

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	5,721,717	May 2023	MSI	—	$98	$98
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	4,240,419	May 2023	MSI	—	73	73
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	2,514,951	May 2023	MSI	—	43	43
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	3,393,963	May 2023	MSI	—	58	58
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	3,963,693	May 2023	MSI	—	68	68
Receive	Eisai Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	3,393,963	May 2023	MSI	—	58	58
Receive	Eli Lilly & Company	1-Month USD OBFR + 0.20%	Monthly	USD	570,912	May 2023	MSI	—	40,456	40,456
Receive	Endeavour Mining PLC	1-Month CAD CDOR + 0.20%	Monthly	CAD	2,206,022	May 2023	MSI	—	(4,915)	(4,915)
Receive	Endeavour Mining PLC	1-Month CAD CDOR + 0.20%	Monthly	CAD	665,545	May 2023	MSI	—	(1,483)	(1,483)
Receive	Enel SpA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	1,989,825	May 2023	MSI	—	17,064	17,064
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	496,059	May 2023	MSI	—	12,876	12,876
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	668,186	May 2023	MSI	—	17,512	17,512
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,509,732	May 2023	MSI	—	39,567	39,567
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	263,118	May 2023	MSI	—	6,896	6,896
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	781,347	May 2023	MSI	—	20,478	20,478
Receive	Five9, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,827,043	May 2023	MSI	—	47,883	47,883
Receive	FleetCor Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	503,681	May 2023	MSI	—	(46,130)	(46,130)
94	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	FleetCor Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	767,117	May 2023	MSI	—	$(83,564)	$(83,564)
Receive	FleetCor Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	457,383	May 2023	MSI	—	(55,111)	(55,111)
Receive	FleetCor Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	340,233	May 2023	MSI	—	(35,682)	(35,682)
Receive	Flushing Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	214,066	May 2023	MSI	—	7,450	7,450
Receive	Flushing Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	427,923	May 2023	MSI	—	14,890	14,890
Receive	Galapagos NV	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	388,314	May 2023	MSI	—	(2,587)	(2,587)
Receive	Galapagos NV	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	1,038,934	May 2023	MSI	—	(6,921)	(6,921)
Receive	Galapagos NV	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	461,908	May 2023	MSI	—	(3,077)	(3,077)
Receive	Ganfeng Lithium Company, Ltd., Class A	1-Month USD OBFR + 0.70%	Monthly	USD	15,209	May 2023	MSI	—	497	497
Receive	Genpact, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	522,784	May 2023	MSI	—	(4,015)	(4,015)
Receive	Genus PLC	1-Month GBP SONIA Compounded OIS + 0.50%	Monthly	GBP	678,125	May 2023	MSI	—	19,670	19,670
Receive	Global Payments, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	720,736	May 2023	MSI	—	(79,919)	(79,919)
Receive	Grifols SA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	133,291	May 2023	MSI	—	(5,158)	(5,158)
Receive	Hikma Pharmaceuticals PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	171,484	May 2023	MSI	—	6,535	6,535
Receive	Humana, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	44,100	May 2023	MSI	—	2,273	2,273
Receive	Hutchmed China, Ltd., ADR	1-Month USD OBFR + 0.50%	Monthly	USD	17,894	May 2023	MSI	—	(1,609)	(1,609)
Receive	Hutchmed China, Ltd., ADR	1-Month USD OBFR + 0.75%	Monthly	USD	8,172	May 2023	MSI	—	(738)	(738)
Receive	Hutchmed China, Ltd., ADR	1-Month USD OBFR + 0.25%	Monthly	USD	31,331	May 2023	MSI	—	(2,807)	(2,807)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	95

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Hypera SA	1-Month USD OBFR + 0.55%	Monthly	USD	150,684	May 2023	MSI	—	$(9,047)	$(9,047)
Receive	Hypera SA	1-Month USD OBFR + 0.55%	Monthly	USD	94,521	May 2023	MSI	—	(6,353)	(6,353)
Receive	Hypera SA	1-Month USD OBFR + 0.55%	Monthly	USD	163,231	May 2023	MSI	—	(10,970)	(10,970)
Receive	Hypera SA	1-Month USD OBFR + 0.55%	Monthly	USD	427,947	May 2023	MSI	—	(28,763)	(28,763)
Receive	Hypera SA	1-Month USD OBFR + 0.55%	Monthly	USD	206,052	May 2023	MSI	—	(13,848)	(13,848)
Receive	IHS Markit, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	2,803,349	May 2023	MSI	—	182,663	182,663
Receive	IHS Markit, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	628,388	May 2023	MSI	—	40,945	40,945
Receive	Illumina, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	2,041,041	May 2023	MSI	—	24,839	24,839
Receive	Inari Medical, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	757,948	May 2023	MSI	—	38,214	38,214
Receive	Informatica, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	436,183	May 2023	MSI	—	7,966	7,966
Receive	Intuit, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	430,685	May 2023	MSI	—	57,975	57,975
Receive	Jackson Financial, Inc., Class A	1-Month USD OBFR + 0.30%	Monthly	USD	27,154	May 2023	MSI	—	(1,005)	(1,005)
Receive	Johnson & Johnson	1-Month USD OBFR + 0.20%	Monthly	USD	1,752,847	May 2023	MSI	—	16,594	16,594
Receive	Johnson & Johnson	1-Month USD OBFR + 0.20%	Monthly	USD	1,311,530	May 2023	MSI	—	12,719	12,719
Receive	Johnson Controls International PLC	1-Month USD OBFR + 0.20%	Monthly	USD	568,047	May 2023	MSI	—	18,451	18,451
Receive	JPMorgan Chase & Co.	1-Month USD OBFR + 0.20%	Monthly	USD	64,145	May 2023	MSI	—	1,628	1,628
Receive	Kodiak Sciences, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	145,113	May 2023	MSI	—	6,594	6,594
Receive	Kodiak Sciences, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	216,550	May 2023	MSI	—	9,840	9,840
Receive	Komercni banka as	Fixed 1.50%	Monthly	CZK	27,337,700	May 2023	MSI	—	(32,367)	(32,367)
Receive	Komercni banka as	Fixed 1.50%	Monthly	CZK	7,683,728	May 2023	MSI	—	(9,097)	(9,097)
Receive	Komercni banka as	Fixed 1.50%	Monthly	CZK	16,730,584	May 2023	MSI	—	(19,808)	(19,808)
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.50%	Monthly	EUR	9,605	May 2023	MSI	—	690	690
96	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.50%	Monthly	EUR	96,050	May 2023	MSI	—	$6,904	$6,904
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.50%	Monthly	EUR	87,137	May 2023	MSI	—	6,263	6,263
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.50%	Monthly	EUR	47,333	May 2023	MSI	—	3,402	3,402
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.50%	Monthly	EUR	76,840	May 2023	MSI	—	5,523	5,523
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.50%	Monthly	EUR	115,260	May 2023	MSI	—	8,285	8,285
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.50%	Monthly	EUR	153,680	May 2023	MSI	—	11,047	11,047
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.50%	Monthly	EUR	38,420	May 2023	MSI	—	2,762	2,762
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.50%	Monthly	EUR	76,840	May 2023	MSI	—	5,523	5,523
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.50%	Monthly	EUR	268,940	May 2023	MSI	—	19,332	19,332
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	51,060	May 2023	MSI	—	3,670	3,670
Receive	Koninklijke Philips NV	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	26,817	May 2023	MSI	—	1,928	1,928
Receive	Kymera Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	33,805	May 2023	MSI	—	981	981
Receive	Kymera Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	51,652	May 2023	MSI	—	1,499	1,499
Receive	Kymera Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	102,274	May 2023	MSI	—	2,968	2,968
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	97

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Kymera Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	920,577	May 2023	MSI	—	$26,713	$26,713
Receive	Laboratory Corp. of America Holdings	1-Month USD OBFR + 0.20%	Monthly	USD	564,113	May 2023	MSI	—	31,832	31,832
Receive	Laboratory Corp. of America Holdings	1-Month USD OBFR + 0.20%	Monthly	USD	671,395	May 2023	MSI	—	37,886	37,886
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	379,417	May 2023	MSI	—	(4,163)	(4,163)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	448,175	May 2023	MSI	—	(4,918)	(4,918)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	464,311	May 2023	MSI	—	(5,095)	(5,095)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	358,538	May 2023	MSI	—	(3,934)	(3,934)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	448,179	May 2023	MSI	—	(4,918)	(4,918)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	717,083	May 2023	MSI	—	(7,868)	(7,868)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	156,424	May 2023	MSI	—	(1,716)	(1,716)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	197,196	May 2023	MSI	—	(2,164)	(2,164)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	14,342	May 2023	MSI	—	(157)	(157)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	68,122	May 2023	MSI	—	(747)	(747)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	154,172	May 2023	MSI	—	(1,692)	(1,692)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	462,521	May 2023	MSI	—	(5,075)	(5,075)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	150,851	May 2023	MSI	—	(1,652)	(1,652)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	165,714	May 2023	MSI	—	(1,818)	(1,818)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	963,745	May 2023	MSI	—	(10,575)	(10,575)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	83,740	May 2023	MSI	—	(919)	(919)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	379,200	May 2023	MSI	—	(4,161)	(4,161)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	187,230	May 2023	MSI	—	(2,054)	(2,054)
Receive	Lifetech Scientific Corp.	1-Month HKD HIBOR + 0.40%	Monthly	HKD	187,230	May 2023	MSI	—	(2,054)	(2,054)
98	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	297,717	May 2023	MSI	—	$(29,182)	$(29,182)
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	51,185	May 2023	MSI	—	(5,017)	(5,017)
Receive	Madrigal Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	68,505	May 2023	MSI	—	(6,715)	(6,715)
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	543,516	May 2023	MSI	—	23,922	23,922
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	379,917	May 2023	MSI	—	16,722	16,722
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	85,411	May 2023	MSI	—	3,759	3,759
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	94,864	May 2023	MSI	—	4,175	4,175
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	199,379	May 2023	MSI	—	8,776	8,776
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	360,550	May 2023	MSI	—	15,869	15,869
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	580,806	May 2023	MSI	—	25,564	25,564
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	500,516	May 2023	MSI	—	22,030	22,030
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	146,925	May 2023	MSI	—	6,467	6,467
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	214,150	May 2023	MSI	—	9,426	9,426
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	204,894	May 2023	MSI	—	9,018	9,018
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	301,202	May 2023	MSI	—	13,257	13,257
Receive	Marvell Technology, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	602,470	May 2023	MSI	—	26,517	26,517
Receive	Mastercard, Inc., Class A	1-Month USD OBFR + 0.50%	Monthly	USD	1,981,852	May 2023	MSI	—	(112,883)	(112,883)
Receive	Mastercard, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	126,024	May 2023	MSI	—	(7,134)	(7,134)
Receive	Mastercard, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	691,640	May 2023	MSI	—	(43,436)	(43,436)
Receive	Match Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	494,302	May 2023	MSI	—	(28,764)	(28,764)
Receive	Match Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	375,727	May 2023	MSI	—	(21,816)	(21,816)
Receive	Match Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	420,533	May 2023	MSI	—	(24,418)	(24,418)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	99

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Match Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	116,495	May 2023	MSI	—	$(6,764)	$(6,764)
Receive	Match Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	227,388	May 2023	MSI	—	(13,203)	(13,203)
Receive	Match Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	122,255	May 2023	MSI	—	(7,099)	(7,099)
Receive	Match Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	431,574	May 2023	MSI	—	(25,059)	(25,059)
Receive	Match Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	365,646	May 2023	MSI	—	(21,231)	(21,231)
Receive	Match Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	600,395	May 2023	MSI	—	(34,861)	(34,861)
Receive	Molecular Partners AG	1-Month CHF SARON Compounded OIS + 0.30%	Monthly	CHF	120,030	May 2023	MSI	—	(8,335)	(8,335)
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	87,948	May 2023	MSI	—	4,850	4,850
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	1,297,657	May 2023	MSI	—	71,561	71,561
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	374,200	May 2023	MSI	—	20,765	20,765
Receive	Molina Healthcare, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	26,889	May 2023	MSI	—	1,492	1,492
Receive	MongoDB, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	958,046	May 2023	MSI	—	57,113	57,113
Receive	MongoDB, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,817,730	May 2023	MSI	—	108,362	108,362
Receive	NanoString Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	407,351	May 2023	MSI	—	41,490	41,490
Receive	NanoString Technologies, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	9,334	May 2023	MSI	—	951	951
Receive	NeoGenomics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	184,235	May 2023	MSI	—	11,064	11,064
Receive	Nippon Shinyaku Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	16,790,000	May 2023	MSI	—	(301)	(301)
Receive	Nippon Shinyaku Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	27,434,400	May 2023	MSI	—	(492)	(492)
Receive	Nippon Shinyaku Company, Ltd.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	70,012,000	May 2023	MSI	—	(1,254)	(1,254)
100	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Novartis AG	1-Month CHF SARON Compounded OIS + 0.30%	Monthly	CHF	598,746	May 2023	MSI	—	$(10,186)	$(10,186)
Receive	Nurix Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	52,182	May 2023	MSI	—	8,342	8,342
Receive	Nurix Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	86,490	May 2023	MSI	—	13,827	13,827
Receive	NVIDIA Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	1,883,168	May 2023	MSI	—	292,173	292,173
Receive	NVIDIA Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	563,357	May 2023	MSI	—	82,930	82,930
Receive	Olema Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	385,165	May 2023	MSI	—	(46,646)	(46,646)
Receive	Olema Pharmaceuticals, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,753,725	May 2023	MSI	—	(212,386)	(212,386)
Receive	Owens & Minor, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	11,921	May 2023	MSI	—	1,065	1,065
Receive	Palo Alto Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	463,896	May 2023	MSI	—	(3,211)	(3,211)
Receive	Palo Alto Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	405,349	May 2023	MSI	—	(1,656)	(1,656)
Receive	Palo Alto Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	466,812	May 2023	MSI	—	7,133	7,133
Receive	Palo Alto Networks, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	94,007	May 2023	MSI	—	4,245	4,245
Receive	Panasonic Corp.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	44,737,213	May 2023	MSI	—	(9,881)	(9,881)
Receive	Panasonic Corp.	1-Month JPY TONAR Compounded OIS + 0.35%	Monthly	JPY	162,000,289	May 2023	MSI	—	(106,217)	(106,217)
Receive	Perella Weinberg Partners	1-Month USD OBFR + 0.20%	Monthly	USD	88,361	May 2023	MSI	—	181	181
Receive	Perella Weinberg Partners	1-Month USD OBFR + 0.20%	Monthly	USD	383,384	May 2023	MSI	—	784	784
Receive	Perella Weinberg Partners	1-Month USD OBFR + 0.20%	Monthly	USD	317,116	May 2023	MSI	—	648	648
Receive	Perella Weinberg Partners	1-Month USD OBFR + 0.20%	Monthly	USD	73,693	May 2023	MSI	—	151	151
Receive	Perella Weinberg Partners	1-Month USD OBFR + 0.20%	Monthly	USD	346,607	May 2023	MSI	—	708	708
Receive	Pfizer, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	630,938	May 2023	MSI	—	34,154	34,154
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	101

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Popular, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	191,165	May 2023	MSI	—	$6,459	$6,459
Receive	Popular, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	580,225	May 2023	MSI	—	19,604	19,604
Receive	Popular, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	354,454	May 2023	MSI	—	11,976	11,976
Receive	Popular, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	236,065	May 2023	MSI	—	7,976	7,976
Receive	Popular, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	313,276	May 2023	MSI	—	10,585	10,585
Receive	Quidel Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	122,341	May 2023	MSI	—	4,278	4,278
Receive	Rand Merchant Investment Holdings, Ltd.	1-Month ZAR JIBAR + 0.80%	Monthly	ZAR	17,521,160	May 2023	MSI	—	101,167	101,167
Receive	Rand Merchant Investment Holdings, Ltd.	1-Month ZAR JIBAR + 0.80%	Monthly	ZAR	5,017,655	May 2023	MSI	—	28,972	28,972
Receive	Rand Merchant Investment Holdings, Ltd.	1-Month ZAR JIBAR + 0.80%	Monthly	ZAR	5,464,933	May 2023	MSI	—	31,555	31,555
Receive	Rand Merchant Investment Holdings, Ltd.	1-Month ZAR JIBAR + 0.80%	Monthly	ZAR	3,097,877	May 2023	MSI	—	17,911	17,911
Receive	Rand Merchant Investment Holdings, Ltd.	1-Month ZAR JIBAR + 0.80%	Monthly	ZAR	4,646,702	May 2023	MSI	—	26,830	26,830
Receive	Reata Pharmaceuticals, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	30,024	May 2023	MSI	—	(751)	(751)
Receive	Reata Pharmaceuticals, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	45,578	May 2023	MSI	—	(1,141)	(1,141)
Receive	Repay Holdings Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	332,645	May 2023	MSI	—	(27,561)	(27,561)
Receive	Repay Holdings Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	346,408	May 2023	MSI	—	(28,701)	(28,701)
Receive	ROBLOX Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	1,766,854	May 2023	MSI	—	171,035	171,035
Receive	ROBLOX Corp., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	352,498	May 2023	MSI	—	34,212	34,212
Receive	Rothschild & Company	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	1,335,191	May 2023	MSI	—	(171)	(171)
Receive	Rothschild & Company	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	546,997	May 2023	MSI	—	(70)	(70)
102	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Rothschild & Company	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	518,969	May 2023	MSI	—	$(66)	$(66)
Receive	Rothschild & Company	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	62,602	May 2023	MSI	—	(8)	(8)
Receive	Rothschild & Company	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	13,602	May 2023	MSI	—	(2)	(2)
Receive	Rothschild & Company	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	43,630	May 2023	MSI	—	(6)	(6)
Receive	Rothschild & Company	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	58,486	May 2023	MSI	—	(7)	(7)
Receive	Sage Therapeutics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	661,749	May 2023	MSI	—	(13,381)	(13,381)
Receive	salesforce.com, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	4,175,988	May 2023	MSI	—	112,371	112,371
Receive	salesforce.com, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	229,828	May 2023	MSI	—	6,260	6,260
Receive	Seagen, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	359,797	May 2023	MSI	—	7,274	7,274
Receive	Seagen, Inc.	1-Month USD OBFR + 0.25%	Monthly	USD	902,687	May 2023	MSI	—	18,497	18,497
Receive	Seagen, Inc.	1-Month USD OBFR + 0.25%	Monthly	USD	902,342	May 2023	MSI	—	18,490	18,490
Receive	Seagen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	190,003	May 2023	MSI	—	3,904	3,904
Receive	Seagen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	205,721	May 2023	MSI	—	4,227	4,227
Receive	Seagen, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,850,802	May 2023	MSI	—	38,027	38,027
Receive	Serco Group PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	7,065	May 2023	MSI	—	(325)	(325)
Receive	Serco Group PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	20,773	May 2023	MSI	—	(956)	(956)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	103

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Serco Group PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	21,855	May 2023	MSI	—	$(1,006)	$(1,006)
Receive	Serco Group PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	3,161	May 2023	MSI	—	(146)	(146)
Receive	Serco Group PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	7,225	May 2023	MSI	—	(333)	(333)
Receive	ServiceNow, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	249,356	May 2023	MSI	—	12,923	12,923
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.40%	Monthly	HKD	10,532	May 2023	MSI	—	(31)	(31)
Receive	Shandong Weigao Group Medical Polymer Company, Ltd., H Shares	1-Month HKD HIBOR + 0.40%	Monthly	HKD	47,469	May 2023	MSI	—	(141)	(141)
Receive	Shopify, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	116,816	May 2023	MSI	—	3,418	3,418
Receive	Shopify, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	49,860	May 2023	MSI	—	1,459	1,459
Receive	Shopify, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	103,994	May 2023	MSI	—	3,043	3,043
Receive	Smith & Nephew PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	551,472	May 2023	MSI	—	(2,663)	(2,663)
Receive	Sociedad Quimica y Minera de Chile SA, ADR	1-Month USD OBFR + 0.20%	Monthly	USD	1,163,276	May 2023	MSI	—	(3,759)	(3,759)
Receive	Standard Chartered PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	141,712	May 2023	MSI	—	1,487	1,487
Receive	Standard Chartered PLC	1-Month GBP SONIA Compounded OIS + 0.30%	Monthly	GBP	315,998	May 2023	MSI	—	3,315	3,315
Receive	Stryker Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	22,105	May 2023	MSI	—	24	24
Receive	Stryker Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	313,192	May 2023	MSI	—	343	343
104	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	Stryker Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	266,054	May 2023	MSI	—	$291	$291
Receive	Synaptics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	1,159,594	May 2023	MSI	—	140,130	140,130
Receive	Synaptics, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	756,287	May 2023	MSI	—	91,393	91,393
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	890,344	May 2023	MSI	—	56,849	56,849
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	264,007	May 2023	MSI	—	16,857	16,857
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	314,353	May 2023	MSI	—	20,072	20,072
Receive	Syneos Health, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	903,413	May 2023	MSI	—	57,684	57,684
Receive	Synovus Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	426,225	May 2023	MSI	—	9,117	9,117
Receive	Synovus Financial Corp.	1-Month USD OBFR + 0.20%	Monthly	USD	645,473	May 2023	MSI	—	13,806	13,806
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.50%	Monthly	USD	36,683	May 2023	MSI	—	(658)	(658)
Receive	Teleflex, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	29,782	May 2023	MSI	—	(523)	(523)
Receive	Tower Semiconductor, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	32,899	May 2023	MSI	—	1,797	1,797
Receive	Tower Semiconductor, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	197,181	May 2023	MSI	—	10,770	10,770
Receive	Tower Semiconductor, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	23,020	May 2023	MSI	—	1,257	1,257
Receive	Tower Semiconductor, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	34,530	May 2023	MSI	—	1,886	1,886
Receive	Tower Semiconductor, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	57,520	May 2023	MSI	—	3,142	3,142
Receive	Tower Semiconductor, Ltd.	1-Month USD OBFR + 0.20%	Monthly	USD	46,040	May 2023	MSI	—	2,515	2,515
Receive	Trupanion, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	479,866	May 2023	MSI	—	59,022	59,022
Receive	Twilio, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	494,281	May 2023	MSI	—	(86,824)	(86,824)
Receive	Twilio, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	557,876	May 2023	MSI	—	(97,873)	(97,873)
Receive	Twilio, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	423,265	May 2023	MSI	—	(74,257)	(74,257)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	105

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	UCB SA	1-Month EUR ESTR Compounded OIS + 0.50%	Monthly	EUR	25,991	May 2023	MSI	—	$1,628	$1,628
Receive	Ulta Beauty, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	3,377,213	May 2023	MSI	—	(320,346)	(320,346)
Receive	UniCredit SpA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	1,167,038	May 2023	MSI	—	(42,116)	(42,116)
Receive	UniCredit SpA	1-Month EUR ESTR Compounded OIS + 0.30%	Monthly	EUR	1,113,613	May 2023	MSI	—	(40,188)	(40,188)
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	829,600	May 2023	MSI	—	65,338	65,338
Receive	UnitedHealth Group, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	88,610	May 2023	MSI	—	6,979	6,979
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.40%	Monthly	HKD	192,571	May 2023	MSI	—	(3,382)	(3,382)
Receive	Venus MedTech Hangzhou, Inc., H Shares	1-Month HKD HIBOR + 0.40%	Monthly	HKD	101,831	May 2023	MSI	—	(1,789)	(1,789)
Receive	Veracyte, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	534,469	May 2023	MSI	—	32,015	32,015
Receive	Veracyte, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	8,761	May 2023	MSI	—	525	525
Receive	Western Alliance Bancorp	1-Month USD OBFR + 0.20%	Monthly	USD	292,127	May 2023	MSI	—	4,339	4,339
Receive	Wuxi AppTec Company, Ltd., H Shares	1-Month HKD HIBOR + 0.40%	Monthly	HKD	937,650	May 2023	MSI	—	1,169	1,169
Receive	Wuxi AppTec Company, Ltd., H Shares	1-Month HKD HIBOR + 0.40%	Monthly	HKD	92,449	May 2023	MSI	—	115	115
Receive	Wuxi AppTec Company, Ltd., H Shares	1-Month HKD HIBOR + 0.40%	Monthly	HKD	187,531	May 2023	MSI	—	234	234
Receive	Wuxi AppTec Company, Ltd., H Shares	1-Month HKD HIBOR + 0.40%	Monthly	HKD	18,425	May 2023	MSI	—	23	23
Receive	XP, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	691,396	May 2023	MSI	—	(73,520)	(73,520)
Receive	XP, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	629,833	May 2023	MSI	—	(66,974)	(66,974)
Receive	XP, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	815,733	May 2023	MSI	—	(86,741)	(86,741)
106	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total return swaps (continued)
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Receive	XP, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	81,900	May 2023	MSI	—	$(88,084)	$(88,084)
Receive	XP, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	78,339	May 2023	MSI	—	(84,251)	(84,251)
Receive	XP, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	378,480	May 2023	MSI	—	(40,246)	(40,246)
Receive	XP, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	427,047	May 2023	MSI	—	(45,410)	(45,410)
Receive	XP, Inc., Class A	1-Month USD OBFR + 0.20%	Monthly	USD	648,776	May 2023	MSI	—	(68,988)	(68,988)
Receive	XPeng, Inc., ADR	1-Month USD OBFR + 0.20%	Monthly	USD	1,835,940	May 2023	MSI	—	132,907	132,907
Receive	XPeng, Inc., ADR	1-Month USD OBFR + 0.20%	Monthly	USD	565,966	May 2023	MSI	—	(17,847)	(17,847)
Receive	Zhejiang HangKe Technology, Inc.	1-Month USD OBFR + 0.70%	Monthly	USD	1,649,610	May 2023	MSI	—	273,892	273,892
Receive	Ziff Davis, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	402,655	May 2023	MSI	—	13,825	13,825
Receive	Ziff Davis, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	422,614	May 2023	MSI	—	14,510	14,510
Receive	Ziff Davis, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	118,391	May 2023	MSI	—	4,065	4,065
Receive	Ziff Davis, Inc.	1-Month USD OBFR + 0.20%	Monthly	USD	283,643	May 2023	MSI	—	9,739	9,739
								$(103,006)	$(4,446,445)	$(4,549,451)
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Republic Koruna
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Korean Won
SEK	Swedish Krona
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	107

USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations
ADR	American Depositary Receipt
BBSW	Bank Bill Swap Rate
BNP	BNP Paribas
CDOR	Canadian Dollar Offered Rate
CIBOR	Copenhagen Interbank Offered Rate
CITI	Citibank, N.A.
DB	Deutsche Bank AG
ESTR	Euro Short-Term Rate
GSI	Goldman Sachs International
HIBOR	Hong Kong Interbank Offered Rate
JIBAR	Johannesburg Interbank Agreed Rate
JPM	JPMorgan Chase Bank, N.A.
MSI	Morgan Stanley & Co. International PLC
NYRS	New York Registry Shares
OBFR	Overnight Bank Funding Rate
OIS	Overnight Index Swap
OTC	Over-the-counter
SARON	Swiss Average Rate Overnight
SCB	Standard Chartered Bank
SONIA	Sterling Overnight Interbank Average Rate
STIBOR	Stockholm Interbank Offered Rate
TONAR	Tokyo Overnight Average Rate
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $1,076,459,672. Net unrealized appreciation aggregated to $79,504,640, of which $108,915,999 related to gross unrealized appreciation and $29,411,359 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
108	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $1,076,882,796) including $1,007,471 of securities loaned	$1,160,982,357
Affiliated investments, at value (Cost $913,715)	913,669
Total investments, at value (Cost $1,077,796,511)	1,161,896,026
Swap contracts, at value (net unamortized upfront payment of $(38,354))	19,541,763
Unrealized appreciation on forward foreign currency contracts	456,369
Receivable for futures variation margin	73,523
Foreign currency, at value (Cost $497,969)	437,196
Collateral segregated at custodian for OTC derivative contracts	313,000
Dividends and interest receivable	1,470,682
Receivable for fund shares sold	3,626,690
Receivable for investments sold	12,773,031
Receivable for securities lending income	1,162
Other assets	44,160
Total assets	1,200,633,602
Liabilities
Unrealized depreciation on forward foreign currency contracts	727,261
Written options, at value (Premiums received $1,728,330)	1,195,431
Swap contracts, at value (net unamortized upfront payment of $(64,652))	24,091,214
Due to custodian	2,468,126
Foreign capital gains tax payable	502,134
Payable for collateral on OTC derivatives	2,959,000
Payable for investments purchased	17,351,673
Payable for fund shares repurchased	2,451,072
Payable upon return of securities loaned	913,783
Payable to affiliates
Accounting and legal services fees	63,738
Transfer agent fees	99,897
Other liabilities and accrued expenses	445,699
Total liabilities	53,269,028
Net assets	$1,147,364,574
Net assets consist of
Paid-in capital	$999,148,920
Total distributable earnings (loss)	148,215,654
Net assets	$1,147,364,574

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	109

STATEMENT OF ASSETS AND LIABILITIES 10-31-21  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($15,896,439 ÷ 1,249,070 shares)[1]	$12.73
Class C ($4,758,650 ÷ 392,146 shares)[1]	$12.13
Class I ($1,019,144,997 ÷ 78,155,445 shares)	$13.04
Class R6 ($50,727,493 ÷ 3,849,262 shares)	$13.18
Class NAV ($56,836,995 ÷ 4,310,941 shares)	$13.18
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.40

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
110	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Dividends	$8,316,996
Interest	156,430
Securities lending	78,862
Less foreign taxes withheld	(526,786)
Total investment income	8,025,502
Expenses
Investment management fees	14,709,000
Distribution and service fees	94,978
Accounting and legal services fees	158,425
Transfer agent fees	1,042,796
Trustees’ fees	15,415
Custodian fees	294,467
State registration fees	97,701
Printing and postage	97,548
Professional fees	160,226
Other	66,737
Total expenses	16,737,293
Less expense reductions	(88,541)
Net expenses	16,648,752
Net investment loss	(8,623,250)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	138,619,726[1]
Affiliated investments	167
Futures contracts	(1,999,252)
Forward foreign currency contracts	(475,784)
Written options	6,817,709
Swap contracts	(42,823,921)
100,138,645
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	33,727,291
Affiliated investments	(46)
Futures contracts	(19,636)
Forward foreign currency contracts	(387,163)
Written options	(614,484)
Swap contracts	(12,372,887)
20,333,075
Net realized and unrealized gain	120,471,720
Increase in net assets from operations	$111,848,470

[1]	Net of foreign taxes of $(649,674).
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	111

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment loss	$(8,623,250)	$(4,054,214)
Net realized gain	100,138,645	28,200,719
Change in net unrealized appreciation (depreciation)	20,333,075	18,612,520
Increase in net assets resulting from operations	111,848,470	42,759,025
Distributions to shareholders
From earnings
Class A	(480,110)	(93,501)
Class C	(208,694)	(8,454)
Class I	(23,472,130)	(6,373,467)
Class R6	(1,392,785)	(323,613)
Class NAV	(2,186,187)	(1,626,261)
Total distributions	(27,739,906)	(8,425,296)
From fund share transactions	334,155,522	(47,332,679)
Total increase (decrease)	418,264,086	(12,998,950)
Net assets
Beginning of year	729,100,488	742,099,438
End of year	$1,147,364,574	$729,100,488
112	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$11.60	$11.02	$10.73	$11.82	$10.45
Net investment loss[1]	(0.15)	(0.10)	(0.03)	(0.07)	(0.22)
Net realized and unrealized gain (loss) on investments	1.73	0.78	0.67	(0.11)	1.60
Total from investment operations	1.58	0.68	0.64	(0.18)	1.38
Less distributions
From net investment income	—	(0.10)	—	—	—
From net realized gain	(0.45)	—	(0.35)	(0.91)	(0.01)
Total distributions	(0.45)	(0.10)	(0.35)	(0.91)	(0.01)
Net asset value, end of period	$12.73	$11.60	$11.02	$10.73	$11.82
Total return (%)[2,3]	13.69	6.15	6.09	(1.57)	13.16
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$12	$11	$19	$22
Ratios (as a percentage of average net assets):
Expenses before reductions	1.97	2.00	1.98	2.00[4]	3.86[5]
Expenses including reductions	1.96	1.99	1.97	1.99[4]	3.85[5]
Net investment loss	(1.18)	(0.87)	(0.25)	(0.61)	(1.99)
Portfolio turnover (%)	259	221	170	169	485

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Expense ratios have decreased due to a change in the fund’s fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).
[5]	Includes dividends on investments sold short and broker fees and expenses on short sales which were equivalent to a net annual effective rate of 1.84% of the fund’s average daily net assets.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	113

CLASS C SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$11.16	$10.61	$10.42	$11.57	$10.30
Net investment loss[1]	(0.23)	(0.17)	(0.10)	(0.15)	(0.29)
Net realized and unrealized gain (loss) on investments	1.65	0.74	0.64	(0.09)	1.57
Total from investment operations	1.42	0.57	0.54	(0.24)	1.28
Less distributions
From net investment income	—	(0.02)	—	—	—
From net realized gain	(0.45)	—	(0.35)	(0.91)	(0.01)
Total distributions	(0.45)	(0.02)	(0.35)	(0.91)	(0.01)
Net asset value, end of period	$12.13	$11.16	$10.61	$10.42	$11.57
Total return (%)[2,3]	12.86	5.33	5.39	(2.26)	12.38
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$6	$10	$12
Ratios (as a percentage of average net assets):
Expenses before reductions	2.67	2.70	2.68	2.70[4]	4.56[5]
Expenses including reductions	2.66	2.69	2.67	2.69[4]	4.55[5]
Net investment loss	(1.89)	(1.56)	(0.99)	(1.33)	(2.66)
Portfolio turnover (%)	259	221	170	169	485

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Expense ratios have decreased due to a change in the fund’s fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).
[5]	Includes dividends on investments sold short and broker fees and expenses on short sales which were equivalent to a net annual effective rate of 1.84% of the fund’s average daily net assets.
114	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$11.84	$11.24	$10.92	$11.97	$10.55
Net investment loss[1]	(0.11)	(0.07)	—[2]	(0.04)	(0.19)
Net realized and unrealized gain (loss) on investments	1.76	0.80	0.67	(0.10)	1.62
Total from investment operations	1.65	0.73	0.67	(0.14)	1.43
Less distributions
From net investment income	—	(0.13)	—	—	—
From net realized gain	(0.45)	—	(0.35)	(0.91)	(0.01)
Total distributions	(0.45)	(0.13)	(0.35)	(0.91)	(0.01)
Net asset value, end of period	$13.04	$11.84	$11.24	$10.92	$11.97
Total return (%)[3]	14.00	6.57	6.36	(1.28)	13.51
Ratios and supplemental data
Net assets, end of period (in millions)	$1,019	$616	$565	$566	$454
Ratios (as a percentage of average net assets):
Expenses before reductions	1.67	1.70	1.69	1.71[4]	3.54[5]
Expenses including reductions	1.66	1.69	1.68	1.70[4]	3.54[5]
Net investment loss	(0.86)	(0.58)	—[6]	(0.36)	(1.65)
Portfolio turnover (%)	259	221	170	169	485

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Expense ratios have decreased due to a change in the fund’s fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).
[5]	Includes dividends on investments sold short and broker fees and expenses on short sales which were equivalent to a net annual effective rate of 1.84% of the fund’s average daily net assets.
[6]	Less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	115

CLASS R6 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$11.95	$11.34	$11.00	$12.04	$10.60
Net investment income (loss)[1]	(0.10)	(0.06)	0.01	(0.03)	(0.19)
Net realized and unrealized gain (loss) on investments	1.78	0.81	0.68	(0.10)	1.64
Total from investment operations	1.68	0.75	0.69	(0.13)	1.45
Less distributions
From net investment income	—	(0.14)	—	—	—
From net realized gain	(0.45)	—	(0.35)	(0.91)	(0.01)
Total distributions	(0.45)	(0.14)	(0.35)	(0.91)	(0.01)
Net asset value, end of period	$13.18	$11.95	$11.34	$11.00	$12.04
Total return (%)[2]	14.22	6.62	6.50	(1.19)	13.64
Ratios and supplemental data
Net assets, end of period (in millions)	$51	$37	$27	$30	$9
Ratios (as a percentage of average net assets):
Expenses before reductions	1.56	1.59	1.58	1.60[3]	3.45[4]
Expenses including reductions	1.55	1.58	1.57	1.60[3]	3.44[4]
Net investment income (loss)	(0.76)	(0.51)	0.12	(0.23)	(1.57)
Portfolio turnover (%)	259	221	170	169	485

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Expense ratios have decreased due to a change in the fund’s fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).
[4]	Includes dividends on investments sold short and broker fees and expenses on short sales which were equivalent to a net annual effective rate of 1.84% of the fund’s average daily net assets.
116	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$11.96	$11.35	$11.00	$12.04	$10.60
Net investment income (loss)[1]	(0.10)	(0.04)	0.01	(0.03)	(0.17)
Net realized and unrealized gain (loss) on investments	1.77	0.79	0.69	(0.10)	1.62
Total from investment operations	1.67	0.75	0.70	(0.13)	1.45
Less distributions
From net investment income	—	(0.14)	—	—	—
From net realized gain	(0.45)	—	(0.35)	(0.91)	(0.01)
Total distributions	(0.45)	(0.14)	(0.35)	(0.91)	(0.01)
Net asset value, end of period	$13.18	$11.96	$11.35	$11.00	$12.04
Total return (%)[2]	14.12	6.64	6.59	(1.19)	13.64
Ratios and supplemental data
Net assets, end of period (in millions)	$57	$59	$134	$130	$152
Ratios (as a percentage of average net assets):
Expenses before reductions	1.55	1.58	1.56	1.59[3]	3.44[4]
Expenses including reductions	1.54	1.57	1.55	1.58[3]	3.43[4]
Net investment income (loss)	(0.78)	(0.35)	0.13	(0.23)	(1.54)
Portfolio turnover (%)	259	221	170	169	485

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Expense ratios have decreased due to a change in the fund’s fundamental investment restrictions and the related discontinued use of prime brokerage services and their associated expenses on short sales (dividends on investments sold short and broker fees and expenses on short sales).
[4]	Includes dividends on investments sold short and broker fees and expenses on short sales which were equivalent to a net annual effective rate of 1.84% of the fund’s average daily net assets.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	117

Notes to financial statements
Note 1—Organization
John Hancock Seaport Long/Short Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at
118	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2021, by major security category or type:
	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$24,380,950	$22,270,040	$2,110,910	—
Consumer discretionary	49,996,644	38,351,327	11,645,317	—
Consumer staples	1,498,374	1,498,374	—	—
Energy	46,009,794	32,960,770	13,049,024	—
Financials	170,288,382	105,369,803	64,918,579	—
Health care	167,269,424	122,679,504	44,589,920	—
Industrials	66,077,495	34,740,274	31,337,221	—
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	119

	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Information technology	$123,416,497	$115,225,257	$8,191,240	—
Materials	24,396,905	7,076,161	17,320,744	—
Real estate	6,972,561	5,879,698	1,092,863	—
Utilities	28,937,870	10,721,994	18,215,876	—
Preferred securities	9,731,615	—	9,731,615	—
Warrants	101,056	101,056	—	—
Purchased options	6,642,126	3,610,189	3,031,937	—
Short-term investments	436,176,333	90,871,167	345,305,166	—
Total investments in securities	$1,161,896,026	$591,355,614	$570,540,412	—
Derivatives:
Assets
Futures	$84,060	—	$84,060	—
Forward foreign currency contracts	456,369	—	456,369	—
Swap contracts	19,541,763	—	19,541,763	—
Liabilities
Forward foreign currency contracts	(727,261)	—	(727,261)	—
Written options	(1,195,431)	$(734,335)	(461,096)	—
Swap contracts	(24,091,214)	—	(24,091,214)	—
Level 3 includes securities valued at $0. Refer to Fund’s investments.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses
120	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2021, the fund loaned securities valued at $1,007,471 and received $913,783 of cash collateral.
In addition, non-cash collateral of approximately $141,869 in the form of U.S. Treasuries was pledged to the fund. This non-cash collateral is not reflected in the fund’s net assets, however could be sold by the securities lending agent in the event of default by the borrower.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law. Overdrafts at period end are presented under the caption Due to custodian in the Statement of assets and liabilities.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage
ANNUAL REPORT | JOHN HANCOCK Seaport Long/Short Fund	121

and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2021 were $8,968.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	—	$8,425,296
Long-term capital gains	$27,739,906	—
Total	$27,739,906	$8,425,296
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $10,335,207 of undistributed ordinary income and $59,003,394 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, investments in passive foreign investment companies, treating a portion of the proceeds from redemptions as distributions for tax purposes and derivative transactions.
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Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund, if any, is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the
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Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended October 31, 2021, the fund used futures contracts to manage against changes in certain securities markets. The fund held futures contracts with USD notional values ranging from $1.1 million to $57.2 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended October 31, 2021, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $67.2 million to $119.4 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the year ended October 31, 2021, the fund used purchased options contracts to manage against changes in certain securities markets and foreign currency exchange rates and to gain exposure to certain securities markets and foreign currencies. The fund held purchased options contracts with market values ranging from $4.4 million to $10.5 million, as measured at each quarter end.
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During the year ended October 31, 2021, the fund wrote option contracts to manage against changes in certain securities markets and foreign currency exchange rates and to gain exposure to certain securities markets and foreign currencies. The fund held written option contracts with market values ranging from $1.1 million to $1.8 million, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that produce losses in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.
During the year ended October 31, 2021, the fund used total return swaps to to gain exposure to a security or market without investing directly in such security or market. The fund held total return swaps with total USD notional amounts ranging from $945.6 million to $1.2 billion, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at October 31, 2021 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures variation margin[1]	Futures	$84,060	—
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	456,369	$(727,261)
Equity	Unaffiliated investments, at value[2]	Purchased options	6,642,126	—
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Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Equity	Written options, at value	Written options	—	$(1,195,431)
Equity	Swap contracts, at value	Total return swaps	$19,541,763	(24,091,214)
			$26,724,318	$(26,013,906)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Statement of assets and liabilities.
[2]	Purchased options are included in Fund’s investments.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$456,369	$(727,261)
Purchased options	3,031,937	—
Swap contracts	19,541,763	(24,091,214)
Written options	—	(461,096)
Totals	$23,030,069	$(25,279,571)

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Fund[1]	Net Exposure
BNP Paribas	$16,511	$(232,783)	$(216,272)	—	$107,985	$(108,287)
Citibank, N.A.	72,890	(16,930)	55,960	$55,960	—	—
Deutsche Bank AG	210,924	(17,185)	193,739	150,000	—	43,739
Goldman Sachs International	6,119,216	(4,936,567)	1,182,649	1,182,649	—	—
JPMorgan Chase Bank, N.A.	11,151,893	(6,950,228)	4,201,665	—	—	4,201,665
Morgan Stanley & Co. International PLC	5,454,773	(13,014,934)	(7,560,161)	—	7,560,161	—
State Street Bank and Trust Company	3,862	(110,944)	(107,082)	—	—	(107,082)
Totals	$23,030,069	$(25,279,571)	$(2,249,502)	$1,388,609	$7,668,146	$4,030,035
[1] Reflects collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.
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Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2021:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	$512,602	—	—	—	—	$512,602
Currency	(1,554,048)	—	$(475,784)	$271,275	—	(1,758,557)
Equity	(17,694,665)	$(1,999,252)	—	6,546,434	$(42,823,921)	(55,971,404)
Total	$(18,736,111)	$(1,999,252)	$(475,784)	$6,817,709	$(42,823,921)	$(57,217,359)

[1]	Realized gain (loss) associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2021:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	$(20,345)	—	—	—	—	$(20,345)
Currency	1,566,053	—	$(387,163)	$(270,815)	—	908,075
Equity	(1,047,501)	$(19,636)	—	(343,669)	$(12,372,887)	(13,783,693)
Total	$498,207	$(19,636)	$(387,163)	$(614,484)	$(12,372,887)	$(12,895,963)

[1]	Change in unrealized appreciation (depreciation) associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
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Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.500% of the first $250 million of the fund’s average daily net assets and (b) 1.450% of the fund’s average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$1,245
Class C	454
Class I	77,734
Class	Expense reduction
Class R6	$4,169
Class NAV	4,939
Total	$88,541

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 1.45% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $10,168 for the year ended October 31, 2021. Of this amount, $1,662 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $8,506 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to
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compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2021, CDSCs received by the Distributor amounted to $540 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$42,724	$16,396
Class C	52,254	6,023
Class I	—	1,015,754
Class R6	—	4,623
Total	$94,978	$1,042,796
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended October 31, 2021 and 2020 were as follows:
	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	870,252	$10,870,363	529,535	$6,017,625
Distributions reinvested	34,187	417,429	7,681	87,789
Repurchased	(653,530)	(8,205,476)	(549,006)	(6,169,288)
Net increase (decrease)	250,909	$3,082,316	(11,790)	$(63,874)
Class C shares
Sold	104,693	$1,264,070	101,451	$1,129,721
Distributions reinvested	16,418	192,414	703	7,781
Repurchased	(214,161)	(2,578,594)	(187,869)	(2,000,730)
Net decrease	(93,050)	$(1,122,110)	(85,715)	$(863,228)
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	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class I shares
Sold	41,009,799	$521,959,537	23,042,439	$263,374,171
Distributions reinvested	1,587,124	19,807,305	491,605	5,722,284
Repurchased	(16,418,545)	(210,753,862)	(21,785,297)	(247,857,080)
Net increase	26,178,378	$331,012,980	1,748,747	$21,239,375
Class R6 shares
Sold	959,930	$12,268,431	1,144,283	$13,811,144
Distributions reinvested	104,193	1,312,838	25,488	298,970
Repurchased	(338,895)	(4,398,334)	(383,952)	(4,472,152)
Net increase	725,228	$9,182,935	785,819	$9,637,962
Class NAV shares
Sold	273,507	$3,584,077	2,060,474	$24,629,626
Distributions reinvested	173,369	2,186,187	138,641	1,626,261
Repurchased	(1,082,461)	(13,770,863)	(9,037,860)	(103,538,801)
Net decrease	(635,585)	$(8,000,599)	(6,838,745)	$(77,282,914)
Total net increase (decrease)	26,425,880	$334,155,522	(4,401,684)	$(47,332,679)
Affiliates of the fund owned 100% of shares of Class NAV on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $1,656,766,198 and $1,567,541,394, respectively, for the year ended October 31, 2021.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2021, funds within the John Hancock group of funds complex held 5.0% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Alternative Asset Allocation Fund	5.0%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
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							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	91,316	—	$58,654,959	$(57,741,411)	$167	$(46)	$78,862	—	$913,669

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Interfund trading
The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2021, the fund engaged in securities purchases amounting to $232,847.
Note 11—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR. As market participants transition away from LIBOR, LIBOR’s usefulness may deteriorate. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR’s deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
The ICE Benchmark Administration Limited, the administrator of LIBOR, is expected to cease publishing most LIBOR maturities, including some US LIBOR maturities, on December 31, 2021, and the remaining and most liquid US LIBOR maturities on June 30, 2023. It is expected that market participants will transition to the use of alternative reference or benchmark rates prior to the applicable LIBOR publication cessation date. However, although regulators have encouraged the development and adoption of alternative rates such as the Secured Overnight Financing Rate ("SOFR"), the future utilization of LIBOR or of any particular replacement rate remains uncertain.
The impact on the transition away from LIBOR referenced financial instruments remains uncertain. It is expected that market participants will amend such financial instruments to include fallback provisions and other measures that contemplate the discontinuation of LIBOR. To facilitate the transition of legacy derivatives contracts referencing LIBOR, the International Swaps and Derivatives Association, Inc. launched a protocol to incorporate fallback provisions. There are obstacles to converting certain longer term securities to a new benchmark or benchmarks and the effectiveness of one versus multiple alternative reference rates has not been determined. Certain proposed replacement rates, such as SOFR, are materially different from LIBOR, and will require changes to the applicable spreads. Furthermore, the risks associated with the conversion from LIBOR may be exacerbated if an orderly transition is not completed in a timely manner.
Note 12—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
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Note 13—New accounting pronouncement
In March 2020, the Financial Accounting Standards Board (FASB) issued an Accounting Standards Update (ASU), ASU 2020-04, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the LIBOR and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the potential impact of ASU 2020-04 to the financial statements.
132	JOHN HANCOCK Seaport Long/Short Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Seaport Long/Short Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Seaport Long/Short Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $33,279,933 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Wellington Management Company LLP (the Subadvisor), for John Hancock Seaport Long/Short Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference1meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 22-24, 2021, the Board, including the Trustees who are not parties to any agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2020. The Board also noted that the fund outperformed the peer group median for the one-, three and five-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including favorable performance relative to the peer group for the one-, three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are equal to the peer group median.
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The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
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operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
144	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK SEAPORT LONG/SHORT FUND	145

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Effective June 30, 2022, Robert L. Deresiewicz will no longer serve on the fund’s investment management team; effective July 1, 2022, Wen Shi, PhD, CFA, will be added as a leader of the fund’s investment management team.
2 Effective July 1, 2021, Rebecca D. Sykes, CFA, serves as a leader of the fund’s investment management team.
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Wellington Management Company LLP
Portfolio Managers
Steven C. Angeli, CFA
Jennifer N. Berg, CFA
Robert L. Deresiewicz1
Ann C. Gallo
Bruce L. Glazer
Rebecca D. Sykes, CFA2
Keith E. White
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
State Street Bank and Trust Company
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
146	JOHN HANCOCK SEAPORT LONG/SHORT FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Seaport Long/Short Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901699	437A 10/21
12/2021

Annual report
John Hancock
Emerging Markets Equity Fund
International equity
October 31, 2021

A message to shareholders
Dear shareholders,
Global equities delivered strong returns during the 12 months ended October 31, 2021. Following the approval of the first COVID-19 vaccine at the beginning of the period, economic growth and corporate earnings surged as virus-related restrictions were gradually lifted. World monetary policy was also highly supportive, with most global central banks holding interest rates near zero and maintaining their stimulative quantitative easing programs even as the economy recovered. Multiple stimulus packages enacted by the U.S. government provided an added boost to both economic growth and investor sentiment. These developments helped most major indexes finish the period near all-time highs despite periodic volatility associated with concerns about inflation, slowing growth in China, and new variants of the coronavirus.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Emerging Markets Equity Fund

2	Your fund at a glance
5	Manager’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund’s investments
14	Financial statements
17	Financial highlights
24	Notes to financial statements
33	Report of independent registered public accounting firm
34	Tax information
35	Evaluation of advisory and subadvisory agreements by the Board of Trustees
42	Trustees and Officers
46	More information
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital growth.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A new phase of the pandemic brought economic healing and a rally for stocks
Most emerging-market equities generated positive returns as the global economy continued to recover from the 2020 shock of the COVID-19 pandemic, bolstered by massive fiscal and monetary stimulus.
The fund trailed its benchmark index
The fund underperformed the MSCI Emerging Markets Index as security selection in the consumer discretionary and financials sectors weighed on relative performance.
Stock picking in selected sectors lifted relative results
Stock picking in the communications services and information technology sectors had a positive impact.
PORTFOLIO COMPOSITION AS OF 10/31/2021 (% of net assets)

ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	3

SECTOR COMPOSITION AS OF 10/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Manager’s discussion of fund performance
What were the main drivers of emerging-market equity performance during the 12 months ended October 31, 2021?
Emerging-market stocks posted positive returns, as measured by the fund’s benchmark, the MSCI Emerging Markets Index. Massive fiscal and monetary stimulus measures implemented in response to COVID-19 helped to fuel a recovery, and the development and deployment of vaccines helped labor markets in many countries begin to heal. However, the subsequent spread of the highly contagious Delta variant later in the period prompted a more measured lifting of restrictions in some regions, slowing the pace of recovery. Supply chain disruptions in many segments of the global economy also had a negative impact.
Late in the period, Chinese equities weighed on overall emerging-market performance amid increased government intervention in China’s private sector, an economic slowdown, and cracks in credit markets developing from China’s real estate sector. Inflationary concerns also had an impact across emerging markets as rising prices persisted longer than many economists had expected.
How did the fund perform?
The fund underperformed the benchmark. Stock picking in the consumer discretionary and financials sectors weighed on relative performance. In consumer discretionary, the negative impact was mitigated somewhat by the fund’s modest
TOP 10 HOLDINGS AS OF 10/31/2021 (% of net assets)
Taiwan Semiconductor Manufacturing Company, Ltd.	5.1
Samsung Electronics Company, Ltd.	3.2
Tencent Holdings, Ltd.	3.1
Sea, Ltd., ADR	3.1
Anglo American PLC	2.7
Reliance Industries, Ltd.	2.7
NAVER Corp.	2.6
Alibaba Group Holding, Ltd.	2.4
ICICI Bank, Ltd.	2.3
SK Hynix, Inc.	2.2
TOTAL	29.4
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2021 (% of net assets)
China	27.2
India	14.2
South Korea	12.7
Taiwan	11.4
Hong Kong	7.3
Russia	6.1
Brazil	4.3
Singapore	3.1
United Kingdom	2.7
Mexico	2.5
TOTAL	91.5
Cash and cash equivalents are not included.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	5

underweight in the sector, which underperformed. On the positive side, stock picking in the communication services and information technology sectors had a positive impact.
From a geographic perspective, selection in China significantly added to relative performance, as did the fund’s underweight in the country, since Chinese equities underperformed. In Brazil and Hong Kong, security selection had a significantly negative impact.
At the individual security level, what were the key drivers of relative performance?
The largest detractor was Brazilian e-commerce and retail company Magazine Luiza SA. Other notable detractors were TAL Education Group, one of China’s leading after-school tutoring companies, Lufax Holding, Ltd., a Chinese financial services company, and Hong Kong-based Alibaba Health Information Technology, Ltd., an integrated healthcare information and content service provider. We sold the fund’s positions in TAL Education and Lufax during the period.
One of the positions that had a positive impact on relative performance was eMemory Technology, Inc., a Taiwanese cybersecurity company that focuses on protecting against attacks at the semiconductor chip level. Other notable contributors were positions in Sea, Ltd., a Singapore-based online gaming and e-commerce company, and Anglo American PLC, a United Kingdom-based multinational mining company.
Can you tell us about recent manager changes?
Effective September 1, 2021, Talib Saifee was added as a portfolio manager and Kathryn Langridge took a temporary leave of absence. She will return in January 2022.
MANAGED BY

Kathryn Langridge
Philip Ehrmann
Talib Saifee
The views expressed in this report are exclusively those of Philip Ehrmann, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (6-16-15)	5-year	Since inception (6-16-15)
Class A	9.63	11.30	7.50	70.82	58.65
Class C	13.56	11.68	7.63	73.72	59.82
Class I1	15.69	12.79	8.68	82.52	70.07
Class R2[1]	15.57	12.57	8.49	80.78	68.12
Class R4[1]	15.66	12.73	8.63	82.06	69.54
Class R6[1]	15.86	12.92	8.81	83.63	71.35
Class NAV[1]	15.79	12.92	8.80	83.58	71.25
Index†	16.96	9.39	6.73	56.67	51.50
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R2	Class R4	Class R6	Class NAV
Gross (%)	1.45	2.15	1.15	1.54	1.39	1.04	1.03
Net (%)	1.29	1.99	0.99	1.38	1.13	0.88	0.87
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI Emerging Markets Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Emerging Markets Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI Emerging Markets Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	6-16-15	15,982	15,982	15,150
Class I1	6-16-15	17,007	17,007	15,150
Class R2[1]	6-16-15	16,812	16,812	15,150
Class R4[1]	6-16-15	16,954	16,954	15,150
Class R6[1]	6-16-15	17,135	17,135	15,150
Class NAV[1]	6-16-15	17,125	17,125	15,150
The MSCI Emerging Markets (EM) Index tracks the performance of publicly traded large- and mid-cap emerging-market stocks.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$947.50	$6.04	1.23%
	Hypothetical example	1,000.00	1,019.00	6.26	1.23%
Class C	Actual expenses/actual returns	1,000.00	944.30	9.46	1.93%
	Hypothetical example	1,000.00	1,015.50	9.80	1.93%
Class I	Actual expenses/actual returns	1,000.00	948.90	4.57	0.93%
	Hypothetical example	1,000.00	1,020.50	4.74	0.93%
Class R2	Actual expenses/actual returns	1,000.00	948.80	5.21	1.06%
	Hypothetical example	1,000.00	1,019.90	5.40	1.06%
Class R4	Actual expenses/actual returns	1,000.00	948.90	5.01	1.02%
	Hypothetical example	1,000.00	1,020.10	5.19	1.02%
Class R6	Actual expenses/actual returns	1,000.00	949.60	4.08	0.83%
	Hypothetical example	1,000.00	1,021.00	4.23	0.83%
Class NAV	Actual expenses/actual returns	1,000.00	949.60	4.03	0.82%
	Hypothetical example	1,000.00	1,021.10	4.18	0.82%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

Fund’s investments
AS OF 10-31-21
	Shares	Value
Common stocks 94.0%		$1,989,626,868
(Cost $1,456,587,022)
Argentina 1.3%		26,519,144
MercadoLibre, Inc. (A)	17,906	26,519,144
Brazil 3.2%		67,322,011
Lojas Renner SA	1,814,700	10,363,192
Magazine Luiza SA	10,087,600	19,321,549
Notre Dame Intermedica Participacoes SA	1,590,800	18,090,213
Pagseguro Digital, Ltd., Class A (A)	422,863	15,307,641
XP, Inc., Class A (A)	129,211	4,239,416
China 27.2%		576,130,437
Airtac International Group	1,051,681	31,468,384
Alibaba Group Holding, Ltd. (A)	2,506,008	51,530,185
Alibaba Group Holding, Ltd., ADR (A)	160,829	26,527,135
Bairong, Inc. (A)(B)	3,080,000	4,866,341
Centre Testing International Group Company, Ltd., Class A	4,247,808	18,310,841
China Merchants Bank Company, Ltd., Class A	3,205,373	26,999,369
China Tourism Group Duty Free Corp., Ltd., Class A	381,416	15,974,766
Glodon Company, Ltd., Class A	2,102,396	24,405,630
Guangzhou Kingmed Diagnostics Group Company, Ltd., Class A	884,917	15,882,978
Hangzhou Tigermed Consulting Company, Ltd., A Shares	779,987	20,764,059
JD.com, Inc., Class A (A)	764,334	29,921,389
Kingdee International Software Group Company, Ltd. (A)	8,171,000	26,885,664
Li Ning Company, Ltd.	1,644,000	18,141,647
LONGi Green Energy Technology Company, Ltd., Class A	2,344,728	35,750,028
NARI Technology Company, Ltd., Class A	5,754,130	35,036,470
Ping An Bank Company, Ltd., Class A	9,485,866	28,894,116
Sangfor Technologies, Inc., Class A	414,874	13,123,061
Tencent Holdings, Ltd.	1,072,000	65,209,538
Wuxi Biologics Cayman, Inc. (A)(B)	2,652,000	40,169,753
Xinyi Solar Holdings, Ltd.	16,432,103	34,133,761
Yum China Holdings, Inc.	212,602	12,135,322
Cyprus 1.3%		27,563,892
TCS Group Holding PLC, GDR	268,459	27,563,892
Hong Kong 7.3%		155,148,551
AIA Group, Ltd.	3,363,400	37,693,661
Alibaba Health Information Technology, Ltd. (A)	8,506,000	10,651,114
ASM Pacific Technology, Ltd.	2,180,600	23,594,989
China Resources Beer Holdings Company, Ltd.	2,736,000	22,590,709
Hong Kong Exchanges & Clearing, Ltd.	557,600	33,590,792
Techtronic Industries Company, Ltd.	1,315,500	27,027,286
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	11

	Shares	Value
India 14.2%		$301,452,327
HDFC Bank, Ltd.	2,162,780	45,962,164
Hindustan Unilever, Ltd.	593,220	18,954,335
Housing Development Finance Corp., Ltd.	938,224	35,731,129
ICICI Bank, Ltd.	4,460,234	48,290,285
Infosys, Ltd.	1,798,474	40,326,146
Metropolis Healthcare, Ltd. (B)	316,640	12,529,247
Reliance Industries, Ltd.	1,667,330	56,664,791
Reliance Industries, Ltd., Partly Paid Up Shares	139,572	3,560,909
Tata Consumer Products, Ltd.	1,568,650	17,052,027
UltraTech Cement, Ltd.	218,833	22,381,294
Indonesia 0.2%		5,256,829
Bukalapak.com PT Tbk (A)	107,159,900	5,256,829
Mexico 2.5%		52,803,990
Grupo Financiero Banorte SAB de CV, Series O	4,403,200	27,833,323
Wal-Mart de Mexico SAB de CV	7,167,100	24,970,667
Netherlands 0.9%		18,300,955
Prosus NV (A)	207,769	18,300,955
Poland 1.8%		37,863,521
Dino Polska SA (A)(B)	231,464	20,687,160
InPost SA (A)	1,203,010	17,176,361
Russia 6.1%		128,579,852
LUKOIL PJSC, ADR	392,162	40,012,289
Sberbank of Russia PJSC, ADR	2,042,540	41,014,203
X5 Retail Group NV, GDR	436,515	14,870,329
Yandex NV, Class A (A)	394,532	32,683,031
Singapore 3.1%		64,835,782
Sea, Ltd., ADR (A)	188,712	64,835,782
South Africa 0.6%		12,872,581
Naspers, Ltd., N Shares	76,010	12,872,581
South Korea 9.5%		201,314,165
Hana Financial Group, Inc.	865,856	33,387,270
LG Chem, Ltd.	52,899	37,957,942
LG Household & Health Care, Ltd.	27,692	27,716,537
NAVER Corp.	156,515	54,417,557
SK Hynix, Inc.	542,649	47,834,859
Taiwan 11.4%		241,445,330
ASE Technology Holding Company, Ltd.	10,462,000	37,422,775
eMemory Technology, Inc.	447,000	37,130,283
LandMark Optoelectronics Corp.	2,175,000	13,997,062
12	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Taiwan (continued)
MediaTek, Inc.	1,336,000	$43,971,363
Taiwan Semiconductor Manufacturing Company, Ltd.	5,133,000	108,923,847
United Kingdom 2.7%		58,153,517
Anglo American PLC	1,528,625	58,153,517
United States 0.7%		14,063,984

EPAM Systems, Inc. (A)	20,890	14,063,984
Preferred securities 4.3%		$91,809,019
(Cost $54,459,206)
Brazil 1.1%		23,114,642
Itau Unibanco Holding SA	5,596,500	23,114,642
South Korea 3.2%		68,694,377
Samsung Electronics Company, Ltd.	1,250,443	68,694,377

	Yield (%)	Shares	Value
Short-term investments 2.5%			$51,806,603
(Cost $51,806,603)
Short-term funds 2.5%			51,806,603
JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class	0.0100(C)	51,806,603	51,806,603

Total investments (Cost $1,562,852,831) 100.8%	$2,133,242,490
Other assets and liabilities, net (0.8%)	(16,771,346)
Total net assets 100.0%	$2,116,471,144

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(C)	The rate shown is the annualized seven-day yield as of 10-31-21.
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $1,566,436,810. Net unrealized appreciation aggregated to $566,805,680, of which $670,467,300 related to gross unrealized appreciation and $103,661,620 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $1,562,852,831)	$2,133,242,490
Foreign currency, at value (Cost $2,135)	2,129
Dividends and interest receivable	927,049
Receivable for fund shares sold	2,036,942
Other assets	103,220
Total assets	2,136,311,830
Liabilities
Foreign capital gains tax payable	12,298,550
Payable for investments purchased	5,998,574
Payable for fund shares repurchased	968,743
Payable to affiliates
Accounting and legal services fees	120,118
Transfer agent fees	9,252
Distribution and service fees	18
Other liabilities and accrued expenses	445,431
Total liabilities	19,840,686
Net assets	$2,116,471,144
Net assets consist of
Paid-in capital	$1,321,436,121
Total distributable earnings (loss)	795,035,023
Net assets	$2,116,471,144

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($22,224,985 ÷ 1,537,842 shares)[1]	$14.45
Class C ($2,430,877 ÷ 172,746 shares)[1]	$14.07
Class I ($66,560,659 ÷ 4,589,672 shares)	$14.50
Class R2 ($159,914 ÷ 11,064 shares)	$14.45
Class R4 ($113,765 ÷ 7,854 shares)	$14.48
Class R6 ($43,463,398 ÷ 2,994,227 shares)	$14.52
Class NAV ($1,981,517,546 ÷ 136,538,221 shares)	$14.51
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.21

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Dividends	$29,316,174
Non-cash dividends	5,184,439
Interest	6,707
Less foreign taxes withheld	(3,208,048)
Total investment income	31,299,272
Expenses
Investment management fees	19,129,441
Distribution and service fees	65,116
Accounting and legal services fees	328,276
Transfer agent fees	106,735
Trustees’ fees	36,606
Custodian fees	925,295
State registration fees	105,604
Printing and postage	42,201
Professional fees	110,352
Other	118,914
Total expenses	20,968,540
Less expense reductions	(3,225,585)
Net expenses	17,742,955
Net investment income	13,556,317
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	254,343,260[1]
254,343,260
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	32,867,736[2]
32,867,736
Net realized and unrealized gain	287,210,996
Increase in net assets from operations	$300,767,313

[1]	Net of foreign taxes of $(2,885,138).
[2]	Net of $7,400,597 increase in deferred foreign withholding taxes.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment income	$13,556,317	$8,520,332
Net realized gain	254,343,260	119,771,208
Change in net unrealized appreciation (depreciation)	32,867,736	244,087,057
Increase in net assets resulting from operations	300,767,313	372,378,597
Distributions to shareholders
From earnings
Class A	(268,351)	(72,935)
Class C	(25,935)	(2,533)
Class I	(1,759,952)	(5,271)
Class R2	(4,133)	(1,731)
Class R4	(3,889)	(1,313)
Class R6	(96,767)	(28,750)
Class NAV	(81,597,938)	(48,499,558)
Total distributions	(83,756,965)	(48,612,091)
From fund share transactions	56,062,830	(495,095,024)
Total increase (decrease)	273,073,178	(171,328,518)
Net assets
Beginning of year	1,843,397,966	2,014,726,484
End of year	$2,116,471,144	$1,843,397,966
16	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$12.99	$10.95	$10.19	$11.85	$9.29
Net investment income[1]	0.06	—[2]	0.19	0.10	0.04
Net realized and unrealized gain (loss) on investments	1.96	2.27	1.27	(1.59)	2.53
Total from investment operations	2.02	2.27	1.46	(1.49)	2.57
Less distributions
From net investment income	(0.07)	(0.23)	(0.04)	(0.04)	(0.01)
From net realized gain	(0.49)	—	(0.66)	(0.13)	—
Total distributions	(0.56)	(0.23)	(0.70)	(0.17)	(0.01)
Net asset value, end of period	$14.45	$12.99	$10.95	$10.19	$11.85
Total return (%)[3,4]	15.37	21.04	15.56	(12.79)	27.78
Ratios and supplemental data
Net assets, end of period (in millions)	$22	$4	$3	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.40	1.44	1.42	1.44	1.51
Expenses including reductions	1.24	1.43	1.42	1.44	1.50
Net investment income	0.41	0.02	1.80	0.87	0.37
Portfolio turnover (%)	46	54	38	50	54

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	17

CLASS C SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$12.69	$10.71	$10.00	$11.68	$9.20
Net investment income (loss)[1]	(0.05)	(0.08)	0.11	—[2]	(0.05)
Net realized and unrealized gain (loss) on investments	1.92	2.22	1.26	(1.55)	2.53
Total from investment operations	1.87	2.14	1.37	(1.55)	2.48
Less distributions
From net investment income	—	(0.16)	—	—	—
From net realized gain	(0.49)	—	(0.66)	(0.13)	—
Total distributions	(0.49)	(0.16)	(0.66)	(0.13)	—
Net asset value, end of period	$14.07	$12.69	$10.71	$10.00	$11.68
Total return (%)[3,4]	14.56	20.26	14.74	(13.44)	26.96
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$—[5]	$—[5]	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.10	2.14	2.12	2.14	2.21
Expenses including reductions	1.94	2.13	2.12	2.14	2.20
Net investment income (loss)	(0.36)	(0.70)	1.08	(0.03)	(0.53)
Portfolio turnover (%)	46	54	38	50	54

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Less than $500,000.
18	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$13.03	$10.98	$10.22	$11.89	$9.31
Net investment income[1]	0.08	0.01	0.26	0.12	0.07
Net realized and unrealized gain (loss) on investments	1.98	2.30	1.24	(1.59)	2.55
Total from investment operations	2.06	2.31	1.50	(1.47)	2.62
Less distributions
From net investment income	(0.10)	(0.26)	(0.08)	(0.07)	(0.04)
From net realized gain	(0.49)	—	(0.66)	(0.13)	—
Total distributions	(0.59)	(0.26)	(0.74)	(0.20)	(0.04)
Net asset value, end of period	$14.50	$13.03	$10.98	$10.22	$11.89
Total return (%)[2]	15.69	21.51	15.81	(12.52)	28.15
Ratios and supplemental data
Net assets, end of period (in millions)	$67	$6	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.14	1.13	1.15	1.20
Expenses including reductions	0.94	1.12	1.12	1.15	1.20
Net investment income	0.51	0.07	2.53	0.97	0.66
Portfolio turnover (%)	46	54	38	50	54

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	19

CLASS R2 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$12.98	$10.95	$10.19	$11.86	$9.30
Net investment income[1]	0.06	0.01	0.21	0.09	0.05
Net realized and unrealized gain (loss) on investments	1.97	2.26	1.27	(1.58)	2.54
Total from investment operations	2.03	2.27	1.48	(1.49)	2.59
Less distributions
From net investment income	(0.07)	(0.24)	(0.06)	(0.05)	(0.03)
From net realized gain	(0.49)	—	(0.66)	(0.13)	—
Total distributions	(0.56)	(0.24)	(0.72)	(0.18)	(0.03)
Net asset value, end of period	$14.45	$12.98	$10.95	$10.19	$11.86
Total return (%)[2]	15.57	21.15	15.67	(12.74)	27.94
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.42	1.34	1.30	1.36
Expenses including reductions	1.13	1.40	1.33	1.29	1.35
Net investment income	0.42	0.05	2.02	0.71	0.47
Portfolio turnover (%)	46	54	38	50	54

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
20	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$13.02	$10.97	$10.21	$11.88	$9.31
Net investment income[1]	0.07	0.03	0.20	0.10	0.06
Net realized and unrealized gain (loss) on investments	1.98	2.27	1.29	(1.58)	2.55
Total from investment operations	2.05	2.30	1.49	(1.48)	2.61
Less distributions
From net investment income	(0.10)	(0.25)	(0.07)	(0.06)	(0.04)
From net realized gain	(0.49)	—	(0.66)	(0.13)	—
Total distributions	(0.59)	(0.25)	(0.73)	(0.19)	(0.04)
Net asset value, end of period	$14.48	$13.02	$10.97	$10.21	$11.88
Total return (%)[2]	15.66	21.47	15.77	(12.58)	28.04
Ratios and supplemental data
Net assets, end of period (in millions)	$—[3]	$—[3]	$—[3]	$—[3]	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.27	1.29	1.28	1.31	1.36
Expenses including reductions	1.02	1.17	1.17	1.20	1.26
Net investment income	0.45	0.26	1.93	0.82	0.59
Portfolio turnover (%)	46	54	38	50	54

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	21

CLASS R6 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$13.04	$10.99	$10.22	$11.89	$9.32
Net investment income[1]	0.15	0.05	0.26	0.17	0.09
Net realized and unrealized gain (loss) on investments	1.94	2.27	1.26	(1.63)	2.53
Total from investment operations	2.09	2.32	1.52	(1.46)	2.62
Less distributions
From net investment income	(0.12)	(0.27)	(0.09)	(0.08)	(0.05)
From net realized gain	(0.49)	—	(0.66)	(0.13)	—
Total distributions	(0.61)	(0.27)	(0.75)	(0.21)	(0.05)
Net asset value, end of period	$14.52	$13.04	$10.99	$10.22	$11.89
Total return (%)[2]	15.86	21.61	16.08	(12.52)	28.33
Ratios and supplemental data
Net assets, end of period (in millions)	$43	$2	$1	$1	$—[3]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	1.03	1.02	1.05	1.11
Expenses including reductions	0.84	1.02	1.01	1.04	1.10
Net investment income	0.97	0.48	2.48	1.45	0.88
Portfolio turnover (%)	46	54	38	50	54

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
22	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS NAV SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$13.04	$10.99	$10.22	$11.89	$9.32
Net investment income[1]	0.10	0.05	0.24	0.14	0.08
Net realized and unrealized gain (loss) on investments	1.98	2.27	1.28	(1.60)	2.54
Total from investment operations	2.08	2.32	1.52	(1.46)	2.62
Less distributions
From net investment income	(0.12)	(0.27)	(0.09)	(0.08)	(0.05)
From net realized gain	(0.49)	—	(0.66)	(0.13)	—
Total distributions	(0.61)	(0.27)	(0.75)	(0.21)	(0.05)
Net asset value, end of period	$14.51	$13.04	$10.99	$10.22	$11.89
Total return (%)[2]	15.79	21.62	16.10	(12.51)	28.33
Ratios and supplemental data
Net assets, end of period (in millions)	$1,982	$1,830	$2,010	$1,010	$1,076
Ratios (as a percentage of average net assets):
Expenses before reductions	0.98	1.02	1.01	1.04	1.10
Expenses including reductions	0.83	1.00	1.00	1.03	1.09
Net investment income	0.65	0.46	2.29	1.18	0.75
Portfolio turnover (%)	46	54	38	50	54

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	23

Notes to financial statements
Note 1—Organization
John Hancock Emerging Markets Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital growth.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following
24	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2021, by major security category or type:
	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Argentina	$26,519,144	$26,519,144	—	—
Brazil	67,322,011	67,322,011	—	—
China	576,130,437	38,662,457	$537,467,980	—
Cyprus	27,563,892	—	27,563,892	—
Hong Kong	155,148,551	—	155,148,551	—
India	301,452,327	—	301,452,327	—
Indonesia	5,256,829	—	5,256,829	—
Mexico	52,803,990	52,803,990	—	—
Netherlands	18,300,955	—	18,300,955	—
Poland	37,863,521	—	37,863,521	—
Russia	128,579,852	113,709,523	14,870,329	—
Singapore	64,835,782	64,835,782	—	—
South Africa	12,872,581	—	12,872,581	—
South Korea	201,314,165	—	201,314,165	—
Taiwan	241,445,330	—	241,445,330	—
United Kingdom	58,153,517	—	58,153,517	—
United States	14,063,984	14,063,984	—	—
Preferred securities
Brazil	23,114,642	23,114,642	—	—
South Korea	68,694,377	—	68,694,377	—
Short-term investments	51,806,603	51,806,603	—	—
Total investments in securities	$2,133,242,490	$452,838,136	$1,680,404,354	—
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	25

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities or their derivatives of companies identified by the U.S. government as “Communist Chinese military companies.” As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an
26	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2021 were $13,639.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	$16,014,340	$48,612,091
Long-term capital gains	67,742,625	—
Total	$83,756,965	$48,612,091
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $23,254,354 of undistributed ordinary income and $217,282,810 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies, treating a portion of the proceeds from redemptions as distributions for tax purposes, wash sale loss deferrals and foreign capital gain tax.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	27

Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.050% of the first $500 million of the fund’s average daily net assets; (b) 1.000% of the next $500 million of the fund’s average daily net assets; (c) 0.950% of the fund’s average daily net assets, if aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the rate applies retroactively to all assets; and (d) 0.900% of the fund’s average daily net assets, if the aggregate net assets exceed $2 billion, the rate applies retroactively to all assets. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually has agreed to reduce its management fee by an annual rate of 0.15% of the fund’s average daily assets. This agreement expires on February 28, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to March 1, 2021 the Advisor had contractually agreed to reduce it management fee by an annual effective rate of 0.13% of the fund’s average daily assets.
For the year ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$23,499
Class C	3,021
Class I	115,043
Class R2	215
Class	Expense reduction
Class R4	$169
Class R6	31,644
Class NAV	3,051,883
Total	$3,225,474

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 0.75% of the fund’s average daily net assets.
28	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund’s Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on February 28, 2022, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $111 for Class R4 shares for the year ended October 31, 2021.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $121,601 for the year ended October 31, 2021. Of this amount, $20,656 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $100,945 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2021, CDSCs received by the Distributor amounted to $448 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	29

Class level expenses. Class level expenses for the year ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$45,088	$17,252
Class C	19,309	2,218
Class I	—	85,432
Class R2	413	14
Class R4	306	11
Class R6	—	1,808
Total	$65,116	$106,735
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$14,600,000	2	0.670%	($543)
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2021 and 2020 were as follows:
	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,694,795	$25,587,768	139,798	$1,561,072
Distributions reinvested	18,647	268,323	6,518	72,935
Repurchased	(491,514)	(7,211,568)	(148,124)	(1,612,751)
Net increase (decrease)	1,221,928	$18,644,523	(1,808)	$21,256
Class C shares
Sold	164,667	$2,472,383	50,376	$565,611
Distributions reinvested	1,841	25,935	230	2,533
Repurchased	(41,340)	(593,630)	(19,279)	(190,417)
Net increase	125,168	$1,904,688	31,327	$377,727
30	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class I shares
Sold	8,078,025	$120,156,918	585,025	$6,988,867
Distributions reinvested	122,219	1,759,952	374	4,185
Repurchased	(4,107,670)	(60,155,554)	(107,234)	(1,241,646)
Net increase	4,092,574	$61,761,316	478,165	$5,751,406
Class R2 shares
Sold	3,678	$56,598	26	$289
Distributions reinvested	124	1,785	66	735
Repurchased	(123)	(1,839)	(1)	(10)
Net increase	3,679	$56,544	91	$1,014
Class R4 shares
Sold	2,685	$41,249	1,363	$16,693
Distributions reinvested	99	1,430	23	252
Repurchased	(1,403)	(21,143)	(112)	(1,202)
Net increase	1,381	$21,536	1,274	$15,743
Class R6 shares
Sold	3,075,004	$46,362,698	65,146	$718,327
Distributions reinvested	6,720	96,767	2,571	28,750
Repurchased	(241,966)	(3,582,794)	(19,215)	(226,535)
Net increase	2,839,758	$42,876,671	48,502	$520,542
Class NAV shares
Sold	17,050,306	$256,442,495	6,959,025	$71,877,442
Distributions reinvested	5,670,461	81,597,938	4,338,065	48,499,558
Repurchased	(26,571,188)	(407,242,881)	(53,845,381)	(622,159,712)
Net decrease	(3,850,421)	$(69,202,448)	(42,548,291)	$(501,782,712)
Total net increase (decrease)	4,434,067	$56,062,830	(41,990,740)	$(495,095,024)
Affiliates of the fund owned 38%, 53%, 7% and 100% of shares of Class R2, Class R4, Class R6 and Class NAV, respectively, on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $942,293,491 and $951,265,575, respectively, for the year ended October 31, 2021.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to
ANNUAL REPORT | JOHN HANCOCK Emerging Markets Equity Fund	31

underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Emerging-market risk
Foreign investing especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Funds that invest a significant portion of assets in the securities of issuers based in countries with emerging market economies are subject to greater levels of foreign investment risk than funds investing primarily in more-developed foreign markets, since emerging-market securities may present other risks greater than, or in addition to, the risks of investing in developed foreign countries.
Note 9—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2021, funds within the John Hancock group of funds complex held 93.6% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	22.3%
John Hancock Variable Insurance Trust Managed Volatility Growth Portfolio	15.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	13.3%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	12.0%
John Hancock Variable Insurance Trust Managed Volatility Balanced Portfolio	7.8%
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
32	JOHN HANCOCK Emerging Markets Equity Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Emerging Markets Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Emerging Markets Equity Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK EMERGING MARKETS EQUITY FUND	33

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $37,470,267. The fund intends to pass through foreign tax credits of $6,051,163.
The fund paid $81,562,655 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
34	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Emerging Markets Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the one-, three- and five-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark index and peer group median for the one-, three- and five-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are equal to the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the
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Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board also noted that the fund’s distributor, an affiliate of the Advisor, has agreed to waive a portion of its Rule 12b-1 fee for a share class of the fund. The Board noted that the fund has a voluntary fee waiver and/or expense reimbursement, which reduces certain expenses of the fund. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund’s Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and
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present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
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Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
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Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
1 Effective September 1, 2021, Talib Saifee serves as a portfolio manager of the fund.
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Manulife Investment Management (US) LLC
Portfolio Managers
Philip Ehrmann
Kathryn Langridge
Talib Saifee1
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
46	JOHN HANCOCK EMERGING MARKETS EQUITY FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Emerging Markets Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901513	456A 10/21
12/2021

Annual report
John Hancock
ESG International Equity Fund
ESG
October 31, 2021

A message to shareholders
Dear shareholders,
Global equities delivered strong returns during the 12 months ended October 31, 2021. Following the approval of the first COVID-19 vaccine at the beginning of the period, economic growth and corporate earnings surged as virus-related restrictions were gradually lifted. World monetary policy was also highly supportive, with most global central banks holding interest rates near zero and maintaining their stimulative quantitative easing programs even as the economy recovered. Multiple stimulus packages enacted by the U.S. government provided an added boost to both economic growth and investor sentiment. These developments helped most major indexes finish the period near all-time highs despite periodic volatility associated with concerns about inflation, slowing growth in China, and new variants of the coronavirus.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
ESG International Equity Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
19	Notes to financial statements
27	Report of independent registered public accounting firm
28	Tax information
29	Evaluation of advisory and subadvisory agreements by the Board of Trustees
36	Trustees and Officers
40	More information
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The MSCI All Country World Index (ACWI) ex USA Index tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed markets and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

International equities delivered robust gains for the period
The fund’s benchmark, the MSCI ACWI ex USA Index, generated a healthy return.
The fund produced a strong positive return, but lagged the benchmark
Stock selection was a detractor from relative performance, with much of the adverse effect occurring in the consumer discretionary, information technology, and consumer staples sectors.
Sector allocations also detracted
A zero weighting in the strong-performing energy sector was another headwind for results.
SECTOR COMPOSITION AS OF 10/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	3

Manager’s discussion of fund performance
How would you describe the investment environment during the 12 months ended October 31, 2021?
Several factors contributed to the strong returns for international equities, including optimism stemming from the release of COVID-19 vaccines, impressive recoveries in economic growth and corporate earnings, and expectations that global central banks would maintain generally accommodative monetary policies. The developed international markets performed very well, with Europe leading the way higher. The Asian markets, while positive, underperformed somewhat. Emerging-market stocks lagged considerably, as China dragged the broader category lower due to concerns about tighter regulation and disruptions in the nation’s real estate market.
What factors affected the fund’s results?
The fund registered a gain, but didn’t keep pace with the index. Stock selection was the primary driver of the deficit. The largest shortfall occurred in the consumer discretionary sector, where a position in Alibaba Group Holding, Ltd. fell sharply due to the increased regulatory focus of the Chinese government. The consumer staples sector also proved to be a challenging area due to a negative return for LG Household & Health Care, Ltd., a South Korean cosmetics company that was hurt by slowing sales in China. A position in Unilever PLC further pressured results.
TOP 10 HOLDINGS AS OF 10/31/2021 (% of net assets)
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	3.3
ING Groep NV	3.0
AXA SA	2.5
SAP SE	2.5
Roche Holding AG	2.4
LG Chem, Ltd.	2.4
SK Telecom Company, Ltd., ADR	2.2
Bank Rakyat Indonesia Persero Tbk PT	2.2
Schneider Electric SE	2.2
ORIX Corp.	2.1
TOTAL	24.8
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2021 (% of net assets)
Japan	16.0
United Kingdom	10.2
Germany	9.0
China	8.7
South Korea	7.2
France	6.0
Taiwan	4.5
Denmark	4.3
Switzerland	3.8
Australia	3.2
TOTAL	72.9
Cash and cash equivalents are not included.
4	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Selection in information technology, where the Japanese electronic component supplier TDK Corp. weighed on relative performance, was an additional detractor.
On the plus side, stock selection added value in the communication services, materials, and healthcare sectors. At the individual stock level, key contributors included ING Groep NV, a Netherlands-based financial services company, and BYD Company, Ltd., a Chinese producer of batteries used in electric cars.
An underweight in the energy sector, which is a function of our ESG mandate, detracted from returns. Energy stocks rallied and outpaced the broader market by a wide margin as supply-and-demand factors fueled a sizable rally in oil prices. The fund’s position in cash, while a natural result of the portfolio management process, nonetheless hurt relative performance due to the extent of the gain for the benchmark.
How was the fund positioned at the close of the period?
The fund was positioned for continued cyclical strength through overweight positions in the industrials and financials sectors, as well as in the semiconductor and green chemical industries. It was also overweight in consumer discretionary and healthcare, where growth characteristics tend to be more secular than cyclical.
The fund is overweight in Europe and the United Kingdom, where fiscal and monetary policy will likely remain growth-oriented despite near-term inflationary pressures. It was also overweight in Japan and in the emerging markets. Although vaccine distribution has been a challenge for developing countries, valuations look particularly attractive given the outlook for economic growth and corporate earnings.
MANAGED BY

Corné A. Biemans
Matthew A. Zalosh, CFA
Praveen S. Abichandani, CFA
The views expressed in this report are exclusively those of Corné A. Biemans, Boston Common Asset Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (12-14-16)	Since inception (12-14-16)
Class A	16.11	11.41	69.47
Class I1	22.57	12.88	80.70
Class R6[1]	22.73	13.00	81.61
Index†	29.66	9.74	57.39
Performance figures assume all distributions have been reinvested. Figures reflect the maximum sales charge on Class A shares of 5%. Sales charges are not applicable to Class I and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class I	Class R6
Gross (%)	1.59	1.34	1.23
Net (%)	1.22	0.97	0.86
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI ACWI ex USA Index.
See the following page for footnotes.
6	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG International Equity Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI ex USA Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class I1	12-14-16	18,070	18,070	15,739
Class R6[1]	12-14-16	18,161	18,161	15,739
The MSCI All Country World Index (ACWI) ex USA Index tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed markets and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,019.90	$6.26	1.23%
	Hypothetical example	1,000.00	1,019.00	6.26	1.23%
Class I	Actual expenses/actual returns	1,000.00	1,021.10	4.99	0.98%
	Hypothetical example	1,000.00	1,020.30	4.99	0.98%
Class R6	Actual expenses/actual returns	1,000.00	1,021.70	4.48	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	9

Fund’s investments
AS OF 10-31-21
	Shares	Value
Common stocks 97.5%		$121,891,732
(Cost $102,723,653)
Australia 3.2%		4,032,723
Macquarie Group, Ltd.	16,269	2,408,989
Mirvac Group	760,831	1,623,734
Belgium 1.3%		1,577,217
Umicore SA	27,508	1,577,217
Brazil 1.2%		1,531,085
Itau Unibanco Holding SA, ADR	376,188	1,531,085
Canada 1.7%		2,139,878
Canadian Pacific Railway, Ltd.	27,647	2,139,878
China 8.7%		10,909,186
Alibaba Group Holding, Ltd., ADR (A)	15,820	2,609,351
BYD Company, Ltd., H Shares	48,000	1,835,884
Ping An Insurance Group Company of China, Ltd., H Shares	215,800	1,545,718
Trip.com Group, Ltd., ADR (A)	56,991	1,627,663
Weichai Power Company, Ltd., H Shares	773,000	1,383,645
Xinyi Solar Holdings, Ltd.	918,000	1,906,925
Denmark 4.3%		5,340,874
Novo Nordisk A/S, B Shares	16,230	1,779,699
Orsted A/S (B)	7,697	1,087,144
Vestas Wind Systems A/S	57,230	2,474,031
Finland 1.6%		1,993,873
Sampo OYJ, A Shares	37,506	1,993,873
France 6.0%		7,447,676
AXA SA	107,319	3,122,238
Schneider Electric SE	16,031	2,764,042
Valeo	53,141	1,561,396
Germany 9.0%		11,279,677
adidas AG	7,420	2,428,583
Deutsche Telekom AG	123,935	2,304,844
Infineon Technologies AG	46,208	2,163,988
SAP SE	21,422	3,102,152
Vonovia SE	21,102	1,280,110
Hong Kong 2.3%		2,877,062
AIA Group, Ltd.	147,600	1,654,155
China Traditional Chinese Medicine Holdings Company, Ltd.	2,570,000	1,222,907
10	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
India 1.7%		$2,137,597
HDFC Bank, Ltd., ADR	29,726	2,137,597
Indonesia 2.2%		2,764,332
Bank Rakyat Indonesia Persero Tbk PT	9,208,797	2,764,332
Ireland 1.3%		1,608,251
Kerry Group PLC, Class A	3,189	427,897
Kerry Group PLC, Class A (London Stock Exchange)	8,685	1,180,354
Japan 16.0%		19,917,031
Daikin Industries, Ltd.	8,300	1,817,823
Eisai Company, Ltd.	14,000	991,987
Hoya Corp.	15,420	2,269,956
Kurita Water Industries, Ltd.	42,000	2,074,446
ORIX Corp.	133,700	2,657,462
Recruit Holdings Company, Ltd.	22,999	1,529,871
Shimano, Inc.	7,300	2,036,799
Shiseido Company, Ltd.	16,184	1,079,909
Sony Group Corp.	20,100	2,327,507
TDK Corp.	37,300	1,355,967
Yamaha Corp.	28,100	1,775,304
Netherlands 3.0%		3,692,211
ING Groep NV	243,406	3,692,211
Russia 1.3%		1,655,889
Yandex NV, Class A (A)	19,989	1,655,889
Singapore 1.8%		2,279,521
Oversea-Chinese Banking Corp., Ltd.	260,760	2,279,521
South Africa 1.4%		1,726,731
Naspers, Ltd., N Shares	10,196	1,726,731
South Korea 7.2%		9,041,496
LG Chem, Ltd.	4,134	2,966,372
LG Household & Health Care, Ltd.	1,103	1,103,977
SK Hynix, Inc.	25,023	2,205,794
SK Telecom Company, Ltd., ADR	95,357	2,765,353
Sweden 2.4%		3,015,841
Atlas Copco AB, B Shares	25,953	1,406,492
Essity AB, B Shares	49,684	1,609,349
Switzerland 3.8%		4,779,598
Novartis AG	20,785	1,719,184
Roche Holding AG	7,900	3,060,414
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	11

	Shares	Value
Taiwan 4.5%		$5,612,131
Delta Electronics, Inc.	168,000	1,483,000
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	36,316	4,129,131
Thailand 1.4%		1,755,983
Kasikornbank PCL	411,900	1,755,983
United Kingdom 10.2%		12,775,869
Barratt Developments PLC	233,295	2,117,871
Croda International PLC	12,363	1,600,150
Dechra Pharmaceuticals PLC	20,077	1,403,567
DS Smith PLC	313,330	1,643,629
Ferguson PLC	14,587	2,194,811
Spirax-Sarco Engineering PLC	6,177	1,318,601
Unilever PLC (Euronext Amsterdam Exchange)	46,648	2,497,240

Total investments (Cost $102,723,653) 97.5%	$121,891,732
Other assets and liabilities, net 2.5%	3,070,286
Total net assets 100.0%	$124,962,018

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $103,785,321. Net unrealized appreciation aggregated to $18,106,411, of which $21,936,645 related to gross unrealized appreciation and $3,830,234 related to gross unrealized depreciation.
12	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $102,723,653)	$121,891,732
Cash	2,623,289
Dividends and interest receivable	366,251
Receivable for fund shares sold	175,928
Receivable from affiliates	1,462
Other assets	20,133
Total assets	125,078,795
Liabilities
Payable for fund shares repurchased	5,899
Payable to affiliates
Accounting and legal services fees	6,591
Transfer agent fees	11,501
Other liabilities and accrued expenses	92,786
Total liabilities	116,777
Net assets	$124,962,018
Net assets consist of
Paid-in capital	$101,673,231
Total distributable earnings (loss)	23,288,787
Net assets	$124,962,018

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($9,207,428 ÷ 545,435 shares)[1]	$16.88
Class I ($113,881,900 ÷ 6,726,667 shares)	$16.93
Class R6 ($1,872,690 ÷ 110,491 shares)	$16.95
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$17.77

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	13

STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Dividends	$1,864,027
Non-cash dividends	149,038
Interest	1,462
Less foreign taxes withheld	(160,694)
Total investment income	1,853,833
Expenses
Investment management fees	776,929
Distribution and service fees	14,653
Accounting and legal services fees	14,718
Transfer agent fees	104,206
Trustees’ fees	1,578
Custodian fees	51,550
State registration fees	59,997
Printing and postage	17,509
Professional fees	71,597
Other	22,201
Total expenses	1,134,938
Less expense reductions	(206,344)
Net expenses	928,594
Net investment income	925,239
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	6,329,239
6,329,239
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	7,005,676
7,005,676
Net realized and unrealized gain	13,334,915
Increase in net assets from operations	$14,260,154
14	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment income	$925,239	$340,678
Net realized gain (loss)	6,329,239	(2,144,034)
Change in net unrealized appreciation (depreciation)	7,005,676	7,131,778
Increase in net assets resulting from operations	14,260,154	5,328,422
Distributions to shareholders
From earnings
Class A	(32,655)	(134,601)
Class I	(434,605)	(1,098,472)
Class R6	(4,428)	(53,099)
Total distributions	(471,688)	(1,286,172)
From fund share transactions	49,393,701	(1,575,962)
Total increase	63,182,167	2,466,288
Net assets
Beginning of year	61,779,851	59,313,563
End of year	$124,962,018	$61,779,851
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	15

Financial highlights
CLASS A SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17[1]
Per share operating performance
Net asset value, beginning of period	$13.87	$12.78	$11.63	$12.96	$10.00
Net investment income[2]	0.08	0.05	0.26	0.14	0.13
Net realized and unrealized gain (loss) on investments	3.00	1.29	1.17	(1.37)	2.83
Total from investment operations	3.08	1.34	1.43	(1.23)	2.96
Less distributions
From net investment income	(0.07)	(0.25)	(0.11)	(0.04)	—
From net realized gain	—	—	(0.17)	(0.06)	—
Total distributions	(0.07)	(0.25)	(0.28)	(0.10)	—
Net asset value, end of period	$16.88	$13.87	$12.78	$11.63	$12.96
Total return (%)[3,4]	22.22	10.59	12.62	(9.55)	29.60[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$9	$6	$7	$7	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.48	1.59	1.62	1.62	2.11[6]
Expenses including reductions	1.25	1.29	1.28	1.27	1.28[6]
Net investment income	0.46	0.36	2.12	1.06	1.27[6]
Portfolio turnover (%)	28	34	32	19	10

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
16	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17[1]
Per share operating performance
Net asset value, beginning of period	$13.90	$12.80	$11.66	$13.00	$10.00
Net investment income[2]	0.18	0.08	0.28	0.17	0.11
Net realized and unrealized gain (loss) on investments	2.95	1.30	1.17	(1.38)	2.89
Total from investment operations	3.13	1.38	1.45	(1.21)	3.00
Less distributions
From net investment income	(0.10)	(0.28)	(0.14)	(0.07)	—
From net realized gain	—	—	(0.17)	(0.06)	—
Total distributions	(0.10)	(0.28)	(0.31)	(0.13)	—
Net asset value, end of period	$16.93	$13.90	$12.80	$11.66	$13.00
Total return (%)[3]	22.57	10.90	12.84	(9.37)	30.00[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$114	$55	$50	$48	$48
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.34	1.38	1.38	1.85[5]
Expenses including reductions	1.00	1.04	1.04	1.03	1.02[5]
Net investment income	1.05	0.62	2.31	1.28	1.07[5]
Portfolio turnover (%)	28	34	32	19	10

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	17

CLASS R6 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17[1]
Per share operating performance
Net asset value, beginning of period	$13.91	$12.81	$11.67	$13.00	$10.00
Net investment income[2]	0.20	0.06	0.31	0.18	0.17
Net realized and unrealized gain (loss) on investments	2.96	1.33	1.15	(1.37)	2.83
Total from investment operations	3.16	1.39	1.46	(1.19)	3.00
Less distributions
From net investment income	(0.12)	(0.29)	(0.15)	(0.08)	—
From net realized gain	—	—	(0.17)	(0.06)	—
Total distributions	(0.12)	(0.29)	(0.32)	(0.14)	—
Net asset value, end of period	$16.95	$13.91	$12.81	$11.67	$13.00
Total return (%)[3]	22.73	11.01	12.95	(9.21)	30.00[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$2	$1	$2	$2	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.23	1.27	1.28	1.75[5]
Expenses including reductions	0.90	0.92	0.92	0.92	0.93[5]
Net investment income	1.21	0.42	2.54	1.38	1.64[5]
Portfolio turnover (%)	28	34	32	19	10

[1]	Period from 12-14-16 (commencement of operations) to 10-31-17.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
18	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock ESG International Equity Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	19

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2021, by major security category or type:
	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Australia	$4,032,723	—	$4,032,723	—
Belgium	1,577,217	—	1,577,217	—
Brazil	1,531,085	$1,531,085	—	—
Canada	2,139,878	2,139,878	—	—
China	10,909,186	4,237,014	6,672,172	—
Denmark	5,340,874	—	5,340,874	—
Finland	1,993,873	—	1,993,873	—
France	7,447,676	—	7,447,676	—
Germany	11,279,677	—	11,279,677	—
Hong Kong	2,877,062	—	2,877,062	—
India	2,137,597	2,137,597	—	—
Indonesia	2,764,332	—	2,764,332	—
Ireland	1,608,251	—	1,608,251	—
Japan	19,917,031	—	19,917,031	—
Netherlands	3,692,211	—	3,692,211	—
Russia	1,655,889	1,655,889	—	—
Singapore	2,279,521	—	2,279,521	—
South Africa	1,726,731	—	1,726,731	—
South Korea	9,041,496	2,765,353	6,276,143	—
Sweden	3,015,841	—	3,015,841	—
Switzerland	4,779,598	—	4,779,598	—
Taiwan	5,612,131	4,129,131	1,483,000	—
Thailand	1,755,983	—	1,755,983	—
United Kingdom	12,775,869	—	12,775,869	—
Total investments in securities	$121,891,732	$18,595,947	$103,295,785	—
20	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities or their derivatives of companies identified by the U.S. government as “Communist Chinese military companies.” As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an
ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	21

aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2021 were $5,438.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	$471,688	$1,286,172
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $1,977,764 of undistributed ordinary income and $3,201,549 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to investments in passive foreign investment companies and wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
22	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT

Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.850% of the first $250 million of the fund’s average daily net assets; b) 0.800% of the next $500 million of the fund’s average daily net assets; and c) 0.750% of the fund’s average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Boston Common Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.85% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on February 28, 2023, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. Prior to July 1, 2021, the Advisor had contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceeded 0.91% of average daily net assets of the fund.
For the year ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$13,400
Class I	190,924
Class	Expense reduction
Class R6	$2,020
Total	$206,344

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 0.62% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
ANNUAL REPORT | JOHN HANCOCK ESG International Equity Fund	23

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $14,559 for the year ended October 31, 2021. Of this amount, $2,443 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $12,116 was paid as sales commissions to broker-dealers.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2021, there were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$14,653	$6,758
Class I	—	97,364
Class R6	—	84
Total	$14,653	$104,206
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating
24	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT

affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$4,300,000	4	0.660%	$(315)
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2021 and 2020 were as follows:
	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	485,177	$8,199,559	37,125	$487,912
Distributions reinvested	462	7,506	1,712	22,465
Repurchased	(407,615)	(6,714,904)	(112,699)	(1,293,630)
Net increase (decrease)	78,024	$1,492,161	(73,862)	$(783,253)
Class I shares
Sold	3,071,776	$51,424,042	590,392	$7,410,092
Distributions reinvested	7,623	123,874	19,587	256,978
Repurchased	(286,988)	(4,760,593)	(586,927)	(6,852,005)
Net increase	2,792,411	$46,787,323	23,052	$815,065
Class R6 shares
Sold	76,548	$1,284,793	17,168	$218,752
Distributions reinvested	273	4,428	706	9,269
Repurchased	(10,958)	(175,004)	(154,517)	(1,835,795)
Net increase (decrease)	65,863	$1,114,217	(136,643)	$(1,607,774)
Total net increase (decrease)	2,936,298	$49,393,701	(187,453)	$(1,575,962)
Affiliates of the fund owned 44% of shares of Class I on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $72,702,075 and $24,424,277, respectively, for the year ended October 31, 2021.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
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Note 8—Environmental, social, and governance (ESG) investing risk
Incorporating ESG criteria and investing primarily in instruments that have certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize an ESG investment strategy. Although the manager has established its own process for evaluation of ESG factors, successful application of the fund’s sustainable investment strategy will depend on the manager’s skill in identifying and analyzing material ESG issues. ESG factors may be evaluated differently by different managers, and may not carry the same meaning to all investors and managers.
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
26	JOHN HANCOCK ESG International Equity Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG International Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock ESG International Equity Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended October 31, 2021 and for the period December 14, 2016 (commencement of operations) through October 31, 2017 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the four years in the period ended October 31, 2021 and for the period December 14, 2016 (commencement of operations) through October 31, 2017 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $2,001,263. The fund intends to pass through foreign tax credits of $160,768.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Boston Common Asset Management, LLC (the Subadvisor), for John Hancock ESG International Equity Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one- and three-year periods ended December 31, 2020. The Board also noted that the fund outperformed the peer group median for the one-year period and performed in line with the peer group median for the three-year period ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including favorable performance relative to its benchmark index for the one- and three-year periods and the peer group for the one-year period. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are higher than the peer group median.
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The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
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operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	37

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
38	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND	39

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Boston Common Asset Management, LLC
Portfolio Managers
Praveen S. Abichandani, CFA
Corné Biemans
Matt A. Zalosh, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
40	JOHN HANCOCK ESG INTERNATIONAL EQUITY FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock ESG International Equity Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901635	469A 10/21
12/2021

Annual report
John Hancock
ESG Large Cap Core Fund
ESG
October 31, 2021

A message to shareholders
Dear shareholder,
U.S. stocks notched a strong advance during the 12 months ended October 31, 2021, as better-than-expected corporate earnings reports and continued economic recovery outweighed concerns over inflation, supply chain disruptions, and the spread of the highly infectious Delta variant of COVID-19. In addition, broadening authorization for COVID-19 vaccinations aided prospects for a return to more normal economic activities, offsetting concern over slowing economic momentum and wrangling in Washington over proposed spending bills.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
ESG Large Cap Core Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
14	Financial statements
17	Financial highlights
21	Notes to financial statements
29	Report of independent registered public accounting firm
30	Tax information
31	Evaluation of advisory and subadvisory agreements by the Board of Trustees
38	Trustees and Officers
42	More information
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund outperformed its benchmark
The fund surpassed its benchmark, the S&P 500 Index, largely due to favorable security selection across most sectors, especially in information technology and consumer discretionary.
Lack of exposure to energy hurt
Sector positioning detracted, primarily because of a lack of exposure to the energy category, which failed to meet the fund’s ESG criteria.
Monitoring key ESG trends
At period end, we were paying particular attention to companies with science-based carbon reduction targets, as well as those we believed focused on issues of racial justice, gender diversity, and voting rights.
SECTOR COMPOSITION AS OF 10/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	3

Manager’s discussion of fund performance
How did the fund perform during the 12 months ended October 31, 2021?
The fund, benefiting from positive security selection in nearly every sector, outperformed its benchmark. Stock picks in information technology and consumer discretionary added the most value. Meanwhile, sector selection detracted from relative performance, due almost entirely to the fund’s avoidance of the energy sector. Stocks in this group rose sharply along with energy prices. Before the start of the period, the fund had divested from fossil-fuel companies because we decided they collectively were falling short of our environmental standards. Instead, we invested in several stocks we believed could benefit from the transition to a lower-carbon economy, many of which similarly benefited from higher energy costs.
Which stocks contributed most to relative outperformance?
Several top contributors came from the information technology sector, led by an out-of-benchmark stake in ASML Holding NV, a Netherlands-based maker of semiconductor-manufacturing equipment. ASML’s proprietary lithographic technology has given the company a competitive edge, while robust demand for computer chips this period boosted the entire semiconductor industry. An out-of-benchmark position in Palo Alto Networks, Inc. also contributed. As the company’s software has become a vital tool for governments and organizations to protect their networks from ransomware and other security threats, its stock has
TOP 10 HOLDINGS AS OF 10/31/2021 (% of net assets)
Microsoft Corp.	6.6
Apple, Inc.	6.0
Alphabet, Inc., Class A	5.4
Anthem, Inc.	3.1
Bank of America Corp.	2.8
Target Corp.	2.3
Mastercard, Inc., Class A	2.1
Adobe, Inc.	2.0
SVB Financial Group	1.9
Palo Alto Networks, Inc.	1.8
TOTAL	34.0
Cash and cash equivalents are not included.
4	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

risen. In the financials sector, SVB Financial Group, which the fund purchased early this reporting period, was another top contributor. Shares of this bank holding company benefited from the tailwind of rising interest rates, as well as strong earnings driven by the firm’s strong investment banking relationships.
Which stocks detracted most?
The fund’s biggest relative detractor was an out-of-benchmark position in Unilever PLC, a U.K.-based provider of health and beauty products whose stock underperformed the benchmark. Like other consumer staples, Unilever’s stock had done well earlier in the pandemic but, more recently, was less attractive to investors seeking opportunities with higher near-term growth potential. An overweight in specialty clothing provider VF Corp. also detracted. As the Delta variant of COVID-19 spread, the company’s business was slower to bounce back than investors had anticipated, weighing on its shares.
From an ESG perspective, what trends were you monitoring?
In this year of climate-related disasters, we continue to look for opportunities for the fund to benefit from environmental themes. Many investments for the fund are focusing on companies with science-based carbon-reduction targets and a clear path and timeline to achieve them. We also continue to evaluate companies through the lens of various other ESG issues, especially racial justice, gender diversity, and voting rights.
Can you tell us about a change to the management team?
Effective March 31, 2021, Mitali Prasad, CFA, was added to the team.
MANAGED BY

Cheryl I. Smith, Ph.D., CFA
Elizabeth R. Levy, CFA
Mitali Prasad, CFA
The views expressed in this report are exclusively those of the portfolio management team at Trillium Asset Management, LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception (6-6-16)	5-year	Since inception (6-6-16)
Class A	38.82	17.69	16.49	125.80	128.16
Class C	44.03	18.02	16.73	128.95	130.78
Class I1	46.49	19.20	17.90	140.64	143.53
Class R6[1]	46.63	19.32	18.03	141.88	145.02
Index†	42.91	18.93	17.84	137.90	142.86
Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6
Gross (%)	1.46	2.21	1.21	1.10
Net (%)	1.12	1.87	0.87	0.76
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the S&P 500 Index.
See the following page for footnotes.
6	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock ESG Large Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the S&P 500 Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	6-6-16	23,078	23,078	24,286
Class I1	6-6-16	24,353	24,353	24,286
Class R6[1]	6-6-16	24,502	24,502	24,286
The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
[2]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,135.70	$6.08	1.13%
	Hypothetical example	1,000.00	1,019.50	5.75	1.13%
Class C	Actual expenses/actual returns	1,000.00	1,131.70	10.05	1.87%
	Hypothetical example	1,000.00	1,015.80	9.50	1.87%
Class I	Actual expenses/actual returns	1,000.00	1,137.60	4.74	0.88%
	Hypothetical example	1,000.00	1,020.80	4.48	0.88%
Class R6	Actual expenses/actual returns	1,000.00	1,137.90	4.20	0.78%
	Hypothetical example	1,000.00	1,021.30	3.97	0.78%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	9

Fund’s investments
AS OF 10-31-21
	Shares	Value
Common stocks 98.5%		$189,734,293
(Cost $123,469,919)
Communication services 7.7%		14,878,309
Diversified telecommunication services 1.0%
Verizon Communications, Inc.	36,290	1,923,007
Entertainment 1.3%
The Walt Disney Company (A)	14,771	2,497,333
Interactive media and services 5.4%
Alphabet, Inc., Class A (A)	3,532	10,457,969
Consumer discretionary 12.0%		23,147,722
Auto components 1.0%
Aptiv PLC (A)	11,739	2,029,556
Hotels, restaurants and leisure 1.3%
Starbucks Corp.	23,513	2,494,024
Multiline retail 2.3%
Target Corp.	17,039	4,423,665
Specialty retail 4.4%
The Home Depot, Inc.	8,657	3,218,153
The TJX Companies, Inc.	45,362	2,970,757
Tractor Supply Company	10,527	2,286,149
Textiles, apparel and luxury goods 3.0%
Lululemon Athletica, Inc. (A)	5,090	2,371,991
NIKE, Inc., Class B	11,130	1,861,938
VF Corp.	20,465	1,491,489
Consumer staples 5.3%		10,260,976
Food and staples retailing 2.7%
Costco Wholesale Corp.	6,059	2,978,241
Sysco Corp.	28,741	2,210,183
Food products 0.9%
McCormick & Company, Inc.	21,470	1,722,538
Household products 0.7%
The Procter & Gamble Company	9,869	1,411,168
Personal products 1.0%
Unilever PLC, ADR	36,186	1,938,846
Financials 12.3%		23,730,204
Banks 9.1%
Bank of America Corp.	111,782	5,340,944
First Republic Bank	11,081	2,397,153
KeyCorp	132,694	3,087,789
10	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Financials (continued)
Banks (continued)
SVB Financial Group (A)	5,160	$3,701,784
The PNC Financial Services Group, Inc.	13,955	2,944,924
Capital markets 1.0%
LPL Financial Holdings, Inc.	11,877	1,948,066
Insurance 2.2%
Aflac, Inc.	30,888	1,657,759
The Travelers Companies, Inc.	16,483	2,651,785
Health care 13.6%		26,211,720
Health care equipment and supplies 3.1%
Baxter International, Inc.	15,341	1,211,325
Medtronic PLC	12,431	1,489,980
Stryker Corp.	6,026	1,603,338
West Pharmaceutical Services, Inc.	4,052	1,741,874
Health care providers and services 4.1%
Anthem, Inc.	13,844	6,023,940
CVS Health Corp.	21,331	1,904,432
Life sciences tools and services 2.7%
IQVIA Holdings, Inc. (A)	12,120	3,168,410
Thermo Fisher Scientific, Inc.	3,082	1,951,122
Pharmaceuticals 3.7%
AstraZeneca PLC, ADR	35,113	2,190,349
Merck & Company, Inc.	33,485	2,948,354
Novo Nordisk A/S, ADR	17,966	1,978,596
Industrials 10.4%		19,953,340
Air freight and logistics 1.5%
United Parcel Service, Inc., Class B	13,401	2,860,711
Building products 1.5%
Trane Technologies PLC	16,317	2,952,235
Commercial services and supplies 0.9%
Waste Management, Inc.	11,185	1,792,173
Electrical equipment 3.0%
Eaton Corp. PLC	19,703	3,246,266
Rockwell Automation, Inc.	7,652	2,444,049
Machinery 2.4%
Deere & Company	5,874	2,010,729
Xylem, Inc.	19,115	2,496,228
Road and rail 1.1%
JB Hunt Transport Services, Inc.	10,908	2,150,949
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	11

	Shares	Value
Information technology 28.7%		$55,220,226
IT services 3.7%
Mastercard, Inc., Class A	12,224	4,101,396
PayPal Holdings, Inc. (A)	13,263	3,084,841
Semiconductors and semiconductor equipment 5.9%
ASML Holding NV, NYRS	3,023	2,457,336
First Solar, Inc. (A)	12,397	1,482,557
NVIDIA Corp.	12,605	3,222,720
NXP Semiconductors NV	8,311	1,669,347
Texas Instruments, Inc.	13,263	2,486,547
Software 13.1%
Adobe, Inc. (A)	6,046	3,932,077
Autodesk, Inc. (A)	10,007	3,178,323
Microsoft Corp.	38,437	12,746,478
Palo Alto Networks, Inc. (A)	6,683	3,402,248
salesforce.com, Inc. (A)	6,337	1,899,136
Technology hardware, storage and peripherals 6.0%
Apple, Inc.	77,151	11,557,220
Materials 2.8%		5,416,534
Chemicals 2.8%
Ecolab, Inc.	8,068	1,792,871
International Flavors & Fragrances, Inc.	12,431	1,832,951
Linde PLC	5,610	1,790,712
Real estate 3.8%		7,382,331
Equity real estate investment trusts 2.6%
American Tower Corp.	6,891	1,943,055
AvalonBay Communities, Inc.	4,605	1,089,911
Prologis, Inc.	13,470	1,952,611
Real estate management and development 1.2%
CBRE Group, Inc., Class A (A)	23,028	2,396,754
Utilities 1.9%		3,532,931
Electric utilities 1.0%
Avangrid, Inc.	34,764	1,832,063
Water utilities 0.9%
American Water Works Company, Inc.	9,765	1,700,868

	Yield (%)	Shares	Value
Short-term investments 1.2%			$2,223,016
(Cost $2,223,016)
Short-term funds 1.2%			2,223,016
Federated Government Obligations Fund, Institutional Class	0.0300(B)	2,223,016	2,223,016

12	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Total investments (Cost $125,692,935) 99.7%	$191,957,309
Other assets and liabilities, net 0.3%	561,962
Total net assets 100.0%	$192,519,271

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 10-31-21.
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $125,832,375. Net unrealized appreciation aggregated to $66,124,934, of which $66,466,980 related to gross unrealized appreciation and $342,046 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $125,692,935)	$191,957,309
Cash	17,706
Dividends and interest receivable	93,991
Receivable for fund shares sold	561,185
Receivable from affiliates	1,797
Other assets	42,253
Total assets	192,674,241
Liabilities
Payable for fund shares repurchased	19,833
Payable to affiliates
Accounting and legal services fees	10,972
Transfer agent fees	17,369
Trustees’ fees	6
Other liabilities and accrued expenses	106,790
Total liabilities	154,970
Net assets	$192,519,271
Net assets consist of
Paid-in capital	$120,557,706
Total distributable earnings (loss)	71,961,565
Net assets	$192,519,271

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($19,737,201 ÷ 883,525 shares)[1]	$22.34
Class C ($5,289,074 ÷ 242,430 shares)[1]	$21.82
Class I ($163,590,479 ÷ 7,299,750 shares)	$22.41
Class R6 ($3,902,517 ÷ 173,936 shares)	$22.44
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$23.52

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Dividends	$1,599,472
Interest	470
Less foreign taxes withheld	(986)
Total investment income	1,598,956
Expenses
Investment management fees	1,020,309
Distribution and service fees	71,644
Accounting and legal services fees	22,064
Transfer agent fees	153,486
Trustees’ fees	2,091
Custodian fees	51,135
State registration fees	72,783
Printing and postage	23,013
Professional fees	53,274
Other	23,643
Total expenses	1,493,442
Less expense reductions	(202,848)
Net expenses	1,290,594
Net investment income	308,362
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	6,027,240
6,027,240
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	38,428,765
38,428,765
Net realized and unrealized gain	44,456,005
Increase in net assets from operations	$44,764,367
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment income	$308,362	$371,096
Net realized gain	6,027,240	1,710,254
Change in net unrealized appreciation (depreciation)	38,428,765	3,164,355
Increase in net assets resulting from operations	44,764,367	5,245,705
Distributions to shareholders
From earnings
Class A	(159,536)	(126,313)
Class C	(42,081)	(20,436)
Class I	(1,766,772)	(776,655)
Class R6	(30,277)	(28,490)
Total distributions	(1,998,666)	(951,894)
From fund share transactions
Fund share transactions	52,622,759	(3,736,077)
Issued in reorganization	31,731,502	—
From fund share transactions	84,354,261	(3,736,077)
Total increase	127,119,962	557,734
Net assets
Beginning of year	65,399,309	64,841,575
End of year	$192,519,271	$65,399,309
16	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$15.63	$14.48	$12.79	$11.81	$10.11
Net investment income[1]	—[2]	0.06	0.07	0.06	0.07
Net realized and unrealized gain (loss) on investments	7.09	1.28	1.88	1.04	1.71
Total from investment operations	7.09	1.34	1.95	1.10	1.78
Less distributions
From net investment income	(0.05)	(0.07)	(0.05)	(0.03)	(0.08)
From net realized gain	(0.33)	(0.12)	(0.21)	(0.09)	—
Total distributions	(0.38)	(0.19)	(0.26)	(0.12)	(0.08)
Net asset value, end of period	$22.34	$15.63	$14.48	$12.79	$11.81
Total return (%)[3,4]	46.10	9.29	15.59	9.41	17.68
Ratios and supplemental data
Net assets, end of period (in millions)	$20	$5	$9	$6	$6
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	1.46	1.47	1.55	2.23
Expenses including reductions	1.15	1.18	1.18	1.17	1.18
Net investment income	0.01	0.43	0.54	0.46	0.59
Portfolio turnover (%)	14[5]	30	21	22	17

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	17

CLASS C SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$15.34	$14.26	$12.64	$11.73	$10.08
Net investment loss[1]	(0.14)	(0.05)	(0.03)	(0.04)	(0.02)
Net realized and unrealized gain (loss) on investments	6.95	1.25	1.86	1.04	1.70
Total from investment operations	6.81	1.20	1.83	1.00	1.68
Less distributions
From net investment income	—	—	—	—	(0.03)
From net realized gain	(0.33)	(0.12)	(0.21)	(0.09)	—
Total distributions	(0.33)	(0.12)	(0.21)	(0.09)	(0.03)
Net asset value, end of period	$21.82	$15.34	$14.26	$12.64	$11.73
Total return (%)[2,3]	45.03	8.47	14.78	8.61	16.75
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$2	$2	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.05	2.21	2.22	2.30	2.98
Expenses including reductions	1.90	1.93	1.93	1.92	1.93
Net investment loss	(0.73)	(0.34)	(0.21)	(0.30)	(0.16)
Portfolio turnover (%)	14[4]	30	21	22	17

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Excludes merger activity.
18	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$15.67	$14.51	$12.82	$11.84	$10.12
Net investment income[1]	0.06	0.10	0.11	0.09	0.08
Net realized and unrealized gain (loss) on investments	7.10	1.28	1.87	1.04	1.73
Total from investment operations	7.16	1.38	1.98	1.13	1.81
Less distributions
From net investment income	(0.09)	(0.10)	(0.08)	(0.06)	(0.09)
From net realized gain	(0.33)	(0.12)	(0.21)	(0.09)	—
Total distributions	(0.42)	(0.22)	(0.29)	(0.15)	(0.09)
Net asset value, end of period	$22.41	$15.67	$14.51	$12.82	$11.84
Total return (%)[2]	46.49	9.58	15.86	9.64	18.02
Ratios and supplemental data
Net assets, end of period (in millions)	$164	$58	$51	$42	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.21	1.23	1.31	1.97
Expenses including reductions	0.90	0.93	0.93	0.93	0.92
Net investment income	0.28	0.64	0.79	0.69	0.69
Portfolio turnover (%)	14[3]	30	21	22	17

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	19

CLASS R6 SHARES Period ended	10-31-21	10-31-20	10-31-19	10-31-18	10-31-17
Per share operating performance
Net asset value, beginning of period	$15.69	$14.52	$12.83	$11.85	$10.13
Net investment income[1]	0.07	0.12	0.12	0.10	0.11
Net realized and unrealized gain (loss) on investments	7.11	1.28	1.87	1.04	1.71
Total from investment operations	7.18	1.40	1.99	1.14	1.82
Less distributions
From net investment income	(0.10)	(0.11)	(0.09)	(0.07)	(0.10)
From net realized gain	(0.33)	(0.12)	(0.21)	(0.09)	—
Total distributions	(0.43)	(0.23)	(0.30)	(0.16)	(0.10)
Net asset value, end of period	$22.44	$15.69	$14.52	$12.83	$11.85
Total return (%)[2]	46.63	9.75	15.97	9.76	18.09
Ratios and supplemental data
Net assets, end of period (in millions)	$4	$1	$2	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	1.10	1.12	1.20	1.87
Expenses including reductions	0.79	0.82	0.82	0.82	0.81
Net investment income	0.37	0.77	0.90	0.80	0.97
Portfolio turnover (%)	14[3]	30	21	22	17

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Excludes merger activity.
20	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock ESG Large Cap Core Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities
ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	21

valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
As of October 31, 2021, all investments are categorized as Level 1 under the hierarchy described above.
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2021 were $5,595.
22	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	$398,168	$396,887
Long-term capital gains	1,600,498	555,007
Total	$1,998,666	$951,894
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $200,597 of undistributed ordinary income and $5,636,034 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	23

Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.750% of the first $250 million of the fund’s average daily net assets; b) 0.725% of the next $250 million of the fund’s average daily net assets; c) 0.700% of the next $500 million of the fund’s average daily net assets; and d) 0.700% of the fund’s average daily net assets in excess of $1 billion. If net assets exceed $1 billion, then the advisory fee to be paid is 0.700% on all asset levels of average daily net assets. The Advisor has a subadvisory agreement with Trillium Asset Management, LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
Effective July 1, 2021, the Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.75% of average daily net assets of the fund. Expenses of the fund means all expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. The expense limitation expires on February 28, 2023, unless renewed by mutual agreement of the Advisor and the fund based upon a determination that this is appropriate under the circumstances at that time. Prior to July 1, 2021, the Advisor contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceeded 0.81% of average daily net assets of the fund.
For the year ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$20,631
Class C	5,385
Class I	173,392
Class	Expense reduction
Class R6	$3,440
Total	$202,848

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 0.60% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
24	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $113,343 for the year ended October 31, 2021. Of this amount, $18,921 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $94,422 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2021, CDSCs received by the Distributor amounted to $200 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$35,561	$16,243
Class C	36,083	4,049
Class I	—	132,971
Class R6	—	223
Total	$71,644	$153,486
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	25

Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2021 and 2020 were as follows:
	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	593,862	$11,576,248	285,756	$4,057,555
Issued in reorganization (Note 9)	489,221	9,600,766	—	—
Distributions reinvested	8,047	139,123	2,584	38,557
Repurchased	(542,317)	(11,059,880)	(607,335)	(8,774,789)
Net increase (decrease)	548,813	$10,256,257	(318,995)	$(4,678,677)
Class C shares
Sold	118,358	$2,215,490	60,115	$861,858
Issued in reorganization (Note 9)	40,097	771,590	—	—
Distributions reinvested	2,475	42,081	637	9,389
Repurchased	(28,862)	(553,108)	(116,588)	(1,768,118)
Net increase (decrease)	132,068	$2,476,053	(55,836)	$(896,871)
Class I shares
Sold	3,421,576	$66,357,717	847,303	$12,574,040
Issued in reorganization (Note 9)	1,038,109	20,409,515	—	—
Distributions reinvested	43,557	753,970	16,769	250,361
Repurchased	(872,492)	(18,094,914)	(725,824)	(10,171,451)
Net increase	3,630,750	$69,426,288	138,248	$2,652,950
Class R6 shares
Sold	136,541	$2,699,309	39,740	$538,213
Issued in reorganization (Note 9)	48,277	949,631	—	—
Distributions reinvested	1,749	30,277	501	7,482
Repurchased	(74,708)	(1,483,554)	(100,119)	(1,359,174)
Net increase (decrease)	111,859	$2,195,663	(59,878)	$(813,479)
Total net increase (decrease)	4,423,490	$84,354,261	(296,461)	$(3,736,077)
Affiliates of the fund owned 39% of shares of Class I on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and merger activity, amounted to $66,090,280 and $18,603,892, respectively, for the year ended October 31, 2021.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to
26	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT

underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Environmental, social, and governance (ESG) investing risk
Incorporating ESG criteria and investing primarily in instruments that have certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize an ESG investment strategy. Although the manager has established its own process for evaluation of ESG factors, successful application of the fund’s sustainable investment strategy will depend on the manager’s skill in identifying and analyzing material ESG issues. ESG factors may be evaluated differently by different managers, and may not carry the same meaning to all investors and managers.
Note 9—Reorganization
On April 9, 2021, the shareholders of John Hancock Investment Trust (JHIT) ESG All Cap Core Fund (the Acquired Fund) voted to approve an Agreement and Plan of Reorganization (the Agreement) which provided for an exchange of shares of ESG Large Cap Core Fund (the Acquiring Fund) with a value equal to the net assets transferred. The Agreement provided for (a) the acquisition of all the assets, subject to all of the liabilities, of the Acquired Fund in exchange for shares of the Acquiring Fund with a value equal to the net assets transferred; (b) the liquidation of the Acquired Fund; and (c) the distribution to the Acquired Fund’s shareholders of such Acquiring Fund’s shares. The reorganization was intended to achieve a more consistent long-term performance record and stronger prospects for growth and achieve potential opportunities for economies of scale. As a result of the reorganization, the Acquiring Fund is the legal and accounting survivor.
The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized by the Acquired Fund or their shareholders. Thus, the investments were transferred to the Acquiring Fund at the Acquired Fund’s identified cost. All distributable amounts of net income and realized gains from the Acquired Fund were distributed prior to the reorganization. In addition, the Advisor will bear the costs that are incurred in connection with the reorganization. The effective time of the reorganization occurred immediately after the close of regularly scheduled trading on the New York Stock Exchange (NYSE) on April 16, 2021. The following outlines the reorganization:
Acquiring Portfolio	Acquired Portfolio	Net Asset Value of the Acquired Portfolio	Appreciation of the Acquired Portfolio’s Investments	Shares Redeemed by the Acquired Portfolio	Shares Issued by the Acquiring Portfolio	Acquiring Portfolio Net Assets Prior to Combination	Acquiring Portfolio Total Net Assets After Combination
ESG Large Cap Core Fund	JHF ESG All Cap Core Fund	$31,731,502	$11,931,742	1,918,989	1,615,704	$119,285,580	$151,017,082
Because the combined fund has been managed as a single integrated fund since the reorganization was completed, it is not practicable to separate the amounts of net investment income and gains attributable to the Acquired Fund that have been included in the Acquiring Fund’s Statement of operations at October 31, 2021. See Note 5 for capital shares issued in connection with the above referenced reorganization.
Assuming the acquisition had been completed on November 1, 2020, the beginning of the reporting period, the Acquiring Fund’s pro forma results of operations for the period ended October 31, 2021 are as follows:
Net Investment Income	$347,202
Net realized and unrealized gain	52,516,374
Increase (decrease) in net assets from operations	$52,863,576
ANNUAL REPORT | JOHN HANCOCK ESG Large Cap Core Fund	27

Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
28	JOHN HANCOCK ESG Large Cap Core Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock ESG Large Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock ESG Large Cap Core Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the five years in the period ended October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	29

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $1,951,804 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
30	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Trillium Asset Management, LLC (the Subadvisor), for John Hancock ESG Large Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	31

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
32	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and the peer group median for the one- and three-year periods ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index and the peer group for the one- and three-year periods. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are higher than the peer group median.
The Board took into account management’s discussion of the fund’s expenses. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	33

of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
34	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	35

present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
36	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	37

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
38	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	39

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
40	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT | JOHN HANCOCK ESG LARGE CAP CORE FUND	41

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Trillium Asset Management, LLC
Portfolio Managers
Elizabeth R. Levy, CFA
Mitali Prasad, CFA
Cheryl I. Smith, Ph.D., CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
42	JOHN HANCOCK ESG LARGE CAP CORE FUND | ANNUAL REPORT

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock ESG Large Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901639	467A 10/21
12/2021

Annual report
John Hancock
Global Thematic Opportunities Fund
International equity
October 31, 2021

A message to shareholders
Dear shareholders,
Global equities delivered strong returns during the 12 months ended October 31, 2021. Following the approval of the first COVID-19 vaccine at the beginning of the period, economic growth and corporate earnings surged as virus-related restrictions were gradually lifted. World monetary policy was also highly supportive, with most global central banks holding interest rates near zero and maintaining their stimulative quantitative easing programs even as the economy recovered. Multiple stimulus packages enacted by the U.S. government provided an added boost to both economic growth and investor sentiment. These developments helped most major indexes finish the period near all-time highs despite periodic volatility associated with concerns about inflation, slowing growth in China, and new variants of the coronavirus.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Thematic Opportunities Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
21	Notes to financial statements
30	Report of independent registered public accounting firm
31	Tax information
32	Evaluation of advisory and subadvisory agreements by the Board of Trustees
39	Trustees and Officers
43	More information
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks growth through capital appreciation by investing mainly in equities of companies that may benefit from global long-term market themes.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Vaccine rollouts, reopening drove stock momentum
Global vaccination rollouts kept investors confident in an economic recovery while steady progress on reopening boosted earnings, especially in North America and much of the developed world, as stocks shot to record highs.
The fund posted a positive return but trailed its benchmark
The underperformance compared to the MSCI ACWI was due primarily to stock selection in the industrials and healthcare sectors and underweights in the strong-performing energy and financials sectors.
Stock selection was a significant detractor
Weak stock selection across nearly all sectors played a key role in the fund’s underperformance.
SECTOR COMPOSITION AS OF 10/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	3

Manager’s discussion of fund performance
What factors affected global equity markets during the 12 months ended October 31, 2021?
Markets continued to move higher after their initial rally from COVID-19 lows. Global vaccination rollouts helped investors remain confident in the economy’s ability to bounce back from the ravages of the pandemic. The stock market’s gains came as monetary and fiscal stimulus continued to flow, particularly across the developed world. The U.S. market was one of the star performers, with the S&P 500 Index routinely setting fresh record highs throughout the reporting period. The U.S. economy’s steady reopening in the spring started to feed through strongly in earnings growth. This upward trend persisted despite the U.S. Federal Reserve signaling its intention to start removing liquidity from the market through tapering and later through interest-rate hikes.
Although equities continued to rally everywhere, the developed world was the standout performer for the year, particularly North America. Asian markets, which were relatively spared during peak COVID-19 sell-offs, had below-average results.
How did the fund respond to these market conditions?
The fund posted a positive return but underperformed its benchmark. Stock selection in the healthcare, industrials, and consumer discretionary sectors, as well as underweights in the energy and financials sectors detracted from results. On the
TOP 10 HOLDINGS AS OF 10/31/2021 (% of net assets)
Thermo Fisher Scientific, Inc.	3.6
UnitedHealth Group, Inc.	3.4
KLA Corp.	3.0
Applied Materials, Inc.	3.0
Hexagon AB, B Shares	2.9
Alphabet, Inc., Class A	2.8
Microsoft Corp.	2.8
Roche Holding AG	2.7
Fidelity National Financial, Inc.	2.7
Schneider Electric SE	2.6
TOTAL	29.5
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2021 (% of net assets)
United States	64.7
France	6.1
China	4.5
Germany	4.4
Sweden	4.3
Switzerland	4.2
United Kingdom	3.3
Ireland	2.1
Netherlands	1.8
South Korea	1.8
TOTAL	97.2
Cash and cash equivalents are not included.
4	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

positive side, an overweight in the information technology sector and an underweight in the consumer staples contributed.
What were the main areas of weakness?
Electronic payment companies Global Payments, Inc., Worldline SA, and Fidelity National Information Services, Inc. came under pressure after slower-than-expected recovery in travel and leisure, which drive a significant portion of the electronic payments. We sold the fund’s holdings in Global Payments prior to period end. Biopharmaceutical company Turning Point Therapeutics, Inc. saw its shares drop on less-than-promising results for several of its pipeline drugs.
Which holdings contributed the most to performance?
The largest positive contributions came from semiconductor firms Applied Materials, Inc. and KLA Corp. Chips are in short supply due to the rebound in demand and many semiconductor producers have seen impressive stock growth. Other key contributors included information technology company Zebra Technologies Corp., building materials manufacturer TopBuild Corp., and tax software firm Intuit, Inc.
How was the fund positioned at the end of the period?
Despite the stock markets hovering around all-time highs, the market continues to underprice the persistence of secular growth. We pick stocks linked to megatrends, where our research leads us to believe that margins and sales growth will not fade.
MANAGED BY

Hans Peter Portner, CFA
Gertjan van der Geer
The views expressed in this report are exclusively those of Hans Peter Portner, CFA, and Gertjan van der Geer, Pictet Asset Management SA, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (12-14-18)	Since inception (12-14-18)
Class A	21.98	17.45	58.98
Class C	26.48	18.70	63.89
Class I1	28.77	19.89	68.69
Class R6[1]	28.85	19.98	69.05
Class NAV[1]	28.86	19.99	69.08
Index†	37.28	18.89	64.68
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.33	2.08	1.08	0.97	0.96
Net (%)	1.19	1.94	0.94	0.85	0.84
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI ACWI.
See the following page for footnotes.
6	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Thematic Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	12-14-18	16,389	16,389	16,468
Class I1	12-14-18	16,869	16,869	16,468
Class R6[1]	12-14-18	16,905	16,905	16,468
Class NAV[1]	12-14-18	16,908	16,908	16,468
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,012.00	$6.03	1.19%
	Hypothetical example	1,000.00	1,019.20	6.06	1.19%
Class C	Actual expenses/actual returns	1,000.00	1,008.70	9.82	1.94%
	Hypothetical example	1,000.00	1,015.40	9.86	1.94%
Class I	Actual expenses/actual returns	1,000.00	1,013.90	4.77	0.94%
	Hypothetical example	1,000.00	1,020.50	4.79	0.94%
Class R6	Actual expenses/actual returns	1,000.00	1,013.90	4.31	0.85%
	Hypothetical example	1,000.00	1,020.90	4.33	0.85%
Class NAV	Actual expenses/actual returns	1,000.00	1,013.90	4.26	0.84%
	Hypothetical example	1,000.00	1,021.00	4.28	0.84%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	9

Fund’s investments
AS OF 10-31-21
	Shares	Value
Common stocks 95.4%		$382,594,720
(Cost $276,742,329)
China 4.5%		18,158,457
Alibaba Group Holding, Ltd., ADR (A)	24,711	4,075,832
Baidu, Inc., ADR (A)	25,258	4,097,858
NetEase, Inc., ADR	40,996	4,000,800
Niu Technologies, ADR (A)(B)	78,703	2,060,445
Tencent Holdings, Ltd.	64,500	3,923,522
France 6.1%		24,586,273
Kering SA	13,308	9,988,141
Schneider Electric SE	59,973	10,340,458
Worldline SA (A)(C)	73,010	4,257,674
Germany 4.4%		17,456,415
HelloFresh SE (A)	47,611	3,858,352
Siemens AG	58,984	9,589,757
Vonovia SE	66,075	4,008,306
Ireland 2.1%		8,402,110
Allegion PLC	65,488	8,402,110
Netherlands 1.8%		7,262,495
NXP Semiconductors NV	36,157	7,262,495
Sweden 4.3%		17,424,129
Hexagon AB, B Shares	716,699	11,534,339
Telefonaktiebolaget LM Ericsson, B Shares	539,585	5,889,790
Switzerland 4.2%		17,023,137
Garmin, Ltd.	41,876	6,013,394
Roche Holding AG	28,420	11,009,743
United Kingdom 3.3%		13,123,530
Capri Holdings, Ltd. (A)	120,769	6,429,742
Nomad Foods, Ltd. (A)	245,824	6,693,788
United States 64.7%		259,158,174
Alphabet, Inc., Class A (A)	3,805	11,266,301
Amedisys, Inc. (A)	17,723	3,001,213
Applied Materials, Inc.	87,178	11,912,874
Arena Pharmaceuticals, Inc. (A)	39,171	2,248,024
ASGN, Inc. (A)	39,017	4,668,774
Blueprint Medicines Corp. (A)	18,935	2,129,998
Boston Scientific Corp. (A)	161,325	6,957,947
Comcast Corp., Class A	149,185	7,672,585
Danaher Corp.	25,216	7,861,592
10	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
Exelixis, Inc. (A)	90,720	$1,951,387
Facebook, Inc., Class A (A)	20,444	6,615,065
Fidelity National Financial, Inc.	228,894	10,966,312
Fidelity National Information Services, Inc.	62,836	6,958,459
Fortune Brands Home & Security, Inc.	69,562	7,053,587
Generac Holdings, Inc. (A)	10,615	5,292,214
II-VI, Inc. (A)	68,946	4,171,922
Intuit, Inc.	6,515	4,078,325
KLA Corp.	32,025	11,937,639
Match Group, Inc. (A)	28,401	4,282,303
MAXIMUS, Inc.	91,420	7,731,389
Microsoft Corp.	33,559	11,128,836
Neurocrine Biosciences, Inc. (A)	19,584	2,064,349
NextEra Energy, Inc.	55,990	4,777,627
NVIDIA Corp.	16,221	4,147,223
PayPal Holdings, Inc. (A)	27,357	6,362,965
Pool Corp.	9,292	4,786,867
PTC, Inc. (A)	36,941	4,704,436
Quest Diagnostics, Inc.	59,895	8,791,388
Stanley Black & Decker, Inc.	26,743	4,806,519
Synopsys, Inc. (A)	30,850	10,278,603
The Toro Company	85,442	8,157,148
Thermo Fisher Scientific, Inc.	22,522	14,258,001
TopBuild Corp. (A)	27,719	7,122,951
TransUnion	44,413	5,120,375
Turning Point Therapeutics, Inc. (A)	48,273	2,007,191
UnitedHealth Group, Inc.	29,165	13,429,608
Visa, Inc., Class A	44,614	9,447,907

Zebra Technologies Corp., Class A (A)	16,871	9,008,270
Preferred securities 1.8%		$7,201,070
(Cost $4,409,673)
South Korea 1.8%		7,201,070
Samsung Electronics Company, Ltd.	131,081	7,201,070

	Yield (%)	Shares	Value
Short-term investments 0.1%			$249,618
(Cost $249,631)
Short-term funds 0.1%			249,618
John Hancock Collateral Trust (D)	0.0370(E)	24,948	249,618

Total investments (Cost $281,401,633) 97.3%	$390,045,408
Other assets and liabilities, net 2.7%	10,791,863
Total net assets 100.0%	$400,837,271

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	11

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 10-31-21.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 10-31-21.
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $282,007,902. Net unrealized appreciation aggregated to $108,037,506, of which $116,865,305 related to gross unrealized appreciation and $8,827,799 related to gross unrealized depreciation.
12	JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $281,152,002) including $244,245 of securities loaned	$389,795,790
Affiliated investments, at value (Cost $249,631)	249,618
Total investments, at value (Cost $281,401,633)	390,045,408
Cash	14,177,738
Foreign currency, at value (Cost $51,622)	52,908
Dividends and interest receivable	279,770
Receivable for investments sold	1,334,484
Receivable for securities lending income	1,156
Receivable from affiliates	1,373
Other assets	22,263
Total assets	405,915,100
Liabilities
Payable for investments purchased	4,599,407
Payable upon return of securities loaned	249,850
Payable to affiliates
Accounting and legal services fees	23,007
Transfer agent fees	274
Other liabilities and accrued expenses	205,291
Total liabilities	5,077,829
Net assets	$400,837,271
Net assets consist of
Paid-in capital	$255,958,847
Total distributable earnings (loss)	144,878,424
Net assets	$400,837,271

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($1,368,735 ÷ 89,859 shares)[1]	$15.23
Class C ($1,094,002 ÷ 72,807 shares)[1]	$15.03
Class I ($450,100 ÷ 29,467 shares)	$15.27
Class R6 ($122,496 ÷ 8,013 shares)	$15.29
Class NAV ($397,801,938 ÷ 26,009,569 shares)	$15.29
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$16.03

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	13

STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Dividends	$4,237,671
Securities lending	4,779
Interest	3,771
Less foreign taxes withheld	(270,844)
Total investment income	3,975,377
Expenses
Investment management fees	3,197,693
Distribution and service fees	10,282
Accounting and legal services fees	60,821
Transfer agent fees	2,464
Trustees’ fees	6,970
Custodian fees	122,839
State registration fees	67,398
Printing and postage	45,379
Professional fees	60,384
Other	38,085
Total expenses	3,612,315
Less expense reductions	(310,971)
Net expenses	3,301,344
Net investment income	674,033
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	36,651,117
Affiliated investments	(447)
36,650,670
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	57,104,968
Affiliated investments	23
57,104,991
Net realized and unrealized gain	93,755,661
Increase in net assets from operations	$94,429,694
14	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment income	$674,033	$2,655,395
Net realized gain	36,650,670	19,126,512
Change in net unrealized appreciation (depreciation)	57,104,991	7,705,710
Increase in net assets resulting from operations	94,429,694	29,487,617
Distributions to shareholders
From earnings
Class A	(54,579)	(16,263)
Class C	(21,456)	(2,882)
Class I	(7,881)	(3,102)
Class R6	(6,028)	(2,907)
Class NAV	(21,760,929)	(14,600,822)
Total distributions	(21,850,873)	(14,625,976)
From fund share transactions	(4,976,594)	(44,452,602)
Total increase (decrease)	67,602,227	(29,590,961)
Net assets
Beginning of year	333,235,044	362,826,005
End of year	$400,837,271	$333,235,044
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	15

Financial highlights
CLASS A SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$12.56	$12.04	$10.00
Net investment income (loss)[2]	(0.03)	0.06	0.04
Net realized and unrealized gain (loss) on investments	3.49	0.92	2.00
Total from investment operations	3.46	0.98	2.04
Less distributions
From net investment income	(0.05)	(0.06)	—
From net realized gain	(0.74)	(0.40)	—
Total distributions	(0.79)	(0.46)	—
Net asset value, end of period	$15.23	$12.56	$12.04
Total return (%)[3,4]	28.39	8.30	20.40[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.33	1.37[6]
Expenses including reductions	1.19	1.19	1.19[6]
Net investment income (loss)	(0.20)	0.48	0.39[6]
Portfolio turnover (%)	43	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Annualized.
16	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$12.44	$11.96	$10.00
Net investment loss[2]	(0.15)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments	3.48	0.91	1.99
Total from investment operations	3.33	0.88	1.96
Less distributions
From net realized gain	(0.74)	(0.40)	—
Net asset value, end of period	$15.03	$12.44	$11.96
Total return (%)[3,4]	27.48	7.50	19.60[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.03	2.08	2.12[7]
Expenses including reductions	1.94	1.94	1.94[7]
Net investment loss	(1.01)	(0.22)	(0.30)[7]
Portfolio turnover (%)	43	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	17

CLASS I SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$12.59	$12.07	$10.00
Net investment income (loss)[2]	(0.01)	0.08	0.07
Net realized and unrealized gain (loss) on investments	3.51	0.93	2.00
Total from investment operations	3.50	1.01	2.07
Less distributions
From net investment income	(0.08)	(0.09)	—
From net realized gain	(0.74)	(0.40)	—
Total distributions	(0.82)	(0.49)	—
Net asset value, end of period	$15.27	$12.59	$12.07
Total return (%)[3]	28.77	8.53	20.70[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[5]	$—[5]	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.03	1.08	1.12[6]
Expenses including reductions	0.93	0.94	0.94[6]
Net investment income (loss)	(0.07)	0.69	0.73[6]
Portfolio turnover (%)	43	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
18	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$12.60	$12.07	$10.00
Net investment income[2]	0.02	0.09	0.08
Net realized and unrealized gain (loss) on investments	3.51	0.94	1.99
Total from investment operations	3.53	1.03	2.07
Less distributions
From net investment income	(0.10)	(0.10)	—
From net realized gain	(0.74)	(0.40)	—
Total distributions	(0.84)	(0.50)	—
Net asset value, end of period	$15.29	$12.60	$12.07
Total return (%)[3]	28.85	8.70	20.70[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[5]	$—[5]	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.97	1.01[6]
Expenses including reductions	0.85	0.85	0.85[6]
Net investment income	0.16	0.79	0.82[6]
Portfolio turnover (%)	43	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Thematic Opportunities Fund	19

CLASS NAV SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$12.60	$12.08	$10.00
Net investment income[2]	0.03	0.09	0.09
Net realized and unrealized gain (loss) on investments	3.49	0.93	1.99
Total from investment operations	3.52	1.02	2.08
Less distributions
From net investment income	(0.09)	(0.10)	—
From net realized gain	(0.74)	(0.40)	—
Total distributions	(0.83)	(0.50)	—
Net asset value, end of period	$15.29	$12.60	$12.08
Total return (%)[3]	28.86	8.62	20.80[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$398	$332	$362
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.96	1.00[5]
Expenses including reductions	0.84	0.84	0.84[5]
Net investment income	0.18	0.78	0.88[5]
Portfolio turnover (%)	43	58	59

[1]	Period from 12-14-18 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the period.
[4]	Not annualized.
[5]	Annualized.
20	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Global Thematic Opportunities Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek growth through capital appreciation by investing mainly in equities of companies that may benefit from global long-term market themes.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs,
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these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2021, by major security category or type:
	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
China	$18,158,457	$14,234,935	$3,923,522	—
France	24,586,273	—	24,586,273	—
Germany	17,456,415	—	17,456,415	—
Ireland	8,402,110	8,402,110	—	—
Netherlands	7,262,495	7,262,495	—	—
Sweden	17,424,129	—	17,424,129	—
Switzerland	17,023,137	6,013,394	11,009,743	—
United Kingdom	13,123,530	13,123,530	—	—
United States	259,158,174	259,158,174	—	—
Preferred securities	7,201,070	—	7,201,070	—
Short-term investments	249,618	249,618	—	—
Total investments in securities	$390,045,408	$308,444,256	$81,601,152	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
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Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2021, the fund loaned securities valued at $244,245 and received $249,850 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities or their derivatives of companies identified by the U.S. government as “Communist Chinese military companies.” As a result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
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Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2021 were $6,677.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	$8,690,233	$14,625,976
Long-term capital gains	13,160,640	—
24	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT

	October 31, 2021	October 31, 2020
Total	$21,850,873	$14,625,976
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $7,531,616 of undistributed ordinary income and $29,294,758 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.840% of the first $250 million of the fund’s aggregate average daily net assets; (b) 0.815% of the next $250 million of the fund’s aggregate average daily net assets and (c) 0.790% of the next $500 million of the fund’s aggregate average daily net assets. When aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the advisory fee rate is 0.750% on all net assets of the fund. When aggregate net assets exceed $2 billion, the advisory fee rate is 0.730% on all net assets of the fund. Aggregate net assets include the net assets of the fund, Manulife Global Thematic Opportunities Fund (a Canadian mutual fund trust), and Manulife Global Thematic Opportunities Class (a class of mutual fund shares of Manulife Investment Exchange Funds Corp.). The Advisor has a subadvisory agreement with Pictet Asset Management SA. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.84% of average daily net assets, on an annualized basis, and expenses of Class A, Class C, and Class I shares exceed 1.19%, 1.94%, and 0.94%, respectively, of average daily net assets attributable to the class, on an annualized basis. Expenses of the fund
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means all expenses of the fund excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. Expenses of Class A, Class C, and Class I shares means all expenses of the fund attributable to the applicable class plus class-specific expenses. Each agreement expires on February 28, 2022, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$1,102
Class C	683
Class I	217
Class	Expense reduction
Class R6	$89
Class NAV	308,880
Total	$310,971

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 0.74% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $3,089 for the year ended October 31, 2021. Of this amount, $494 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $2,595 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2021, there were no CDSCs received by the Distributor for Class A and Class C shares.
26	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$2,937	$1,352
Class C	7,345	844
Class I	—	257
Class R6	—	11
Total	$10,282	$2,464
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2021 and 2020 were as follows:
	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	36,013	$525,062	42,174	$519,812
Distributions reinvested	4,043	54,579	1,343	16,263
Repurchased	(17,496)	(255,777)	(20,600)	(232,873)
Net increase	22,560	$323,864	22,917	$303,202
Class C shares
Sold	50,074	$739,871	31,037	$366,424
Distributions reinvested	1,326	17,762	71	860
Repurchased	(6,148)	(86,749)	(10,679)	(110,665)
Net increase	45,252	$670,884	20,429	$256,619
Class I shares
Sold	22,812	$343,026	—	—
Distributions reinvested	279	3,763	54	$649
Net increase	23,091	$346,789	54	$649
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	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	723	$10,500	1,357	$16,000
Distributions reinvested	137	1,856	33	402
Net increase	860	$12,356	1,390	$16,402
Class NAV shares
Sold	387,290	$5,722,008	154,062	$1,450,645
Distributions reinvested	1,610,727	21,760,929	1,204,688	14,600,822
Repurchased	(2,322,838)	(33,813,424)	(4,997,169)	(61,080,941)
Net decrease	(324,821)	$(6,330,487)	(3,638,419)	$(45,029,474)
Total net decrease	(233,058)	$(4,976,594)	(3,593,629)	$(44,452,602)
Affiliates of the fund owned 17%, 62% and 100% of shares of Class I, Class R6 and Class NAV, respectively, on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $163,574,143 and $195,466,389, respectively, for the year ended October 31, 2021.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2021, funds within the John Hancock group of funds complex held 99.2% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	49.9%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	26.2%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	23.1%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
28	JOHN HANCOCK Global Thematic Opportunities Fund | ANNUAL REPORT

							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	24,948	$3,637,851	$38,533,991	$(41,921,800)	$(447)	$23	$4,779	—	$249,618

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Global Thematic Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Global Thematic Opportunities Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for the each of the two years in the period ended October 31, 2021 and for the period December 14, 2018 (commencement of operations) through October 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the two years in the period ended October 31, 2021 and for the period December 14, 2018 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund paid $13,160,640 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Pictet Asset Management SA (the Subadvisor), for John Hancock Global Thematic Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the one-year period ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to the benchmark and peer group median for the one-year period. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The
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Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
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Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
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The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
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(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
***
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
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Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Pictet Asset Management SA
Portfolio Managers
Hans Peter Portner, CFA
Gertjan van der Geer
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK GLOBAL THEMATIC OPPORTUNITIES FUND	43

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Global Thematic Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901668	471A 10/21
12/2021

Annual report
John Hancock
Diversified Macro Fund
Alternative
October 31, 2021

A message to shareholders
Dear shareholders,
Global equities delivered strong returns during the 12 months ended October 31, 2021. Following the approval of the first COVID-19 vaccine at the beginning of the period, economic growth and corporate earnings surged as virus-related restrictions were gradually lifted. World monetary policy was also highly supportive, with most global central banks holding interest rates near zero and maintaining their stimulative quantitative easing programs even as the economy recovered. Multiple stimulus packages enacted by the U.S. government provided an added boost to both economic growth and investor sentiment. These developments helped most major indexes finish the period near all-time highs despite periodic volatility associated with concerns about inflation, slowing growth in China, and new variants of the coronavirus.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Diversified Macro Fund

2	Your fund at a glance
5	Manager’s discussion of fund performance
7	A look at performance
9	Your expenses
11	Consolidated Fund’s investments
15	Consolidated financial statements
18	Consolidated financial highlights
23	Notes to consolidated financial statements
34	Report of independent registered public accounting firm
35	Tax information
36	Evaluation of advisory and subadvisory agreements by the Board of Trustees
43	Trustees and Officers
47	More information
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. T-Bill 0–3 Month Index tracks the performance of Treasury bills maturing in zero to three months.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Diversification has been key to performance and protection
The fund’s strategy continued to seek diversification across its market universe through its four underlying trading styles: carry, fundamental, trend, and value/reversion.
Global equity and commodities drove performance
The fund concluded the period with profits from positions in global equity indexes and commodities and outperformed its benchmark.
Energy prices strengthened considerably during the period
Energy prices demonstrated significant and persistent strength and the fund capitalized on this through positioning driven primarily by its underlying trend, carry, and value strategies.
FUTURES CONTRACTS EXPOSURE AS OF 10/31/2021 (Notional basis as a % of net assets)

Long Term/Intermediate Rates	192.3
Energy	22.4
Equity	18.0
Ags/Softs	7.9
Base Metals	3.0
Currency	0.9
Precious Metals	-7.8
Short Term Rates	-107.1
TOTAL	129.6
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	3

FORWARD FOREIGN CURRENCY CONTRACTS ALLOCATION AS OF 10/31/2021 (% of net assets)

The fund’s assets are exposed to both short (unfavored) and long (favored) currency positions.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Manager’s discussion of fund performance
How would you describe the investment backdrop during the 12 months ended October 31, 2021?
Market activity was driven primarily by pandemic-related developments, including the evolution of central bank policy in reaction to diversions in global economic recovery and the emergence of elevated inflation. Despite fluctuating levels of success with regard to COVID-19 and economic recovery, global equity strength persisted albeit with several short-lived reversals. Despite growing inflationary pressures and concerns about sustainable economic growth—particularly in the United States—bond prices generally rallied for most of the period. However, the strong rally gave way to declining bond prices later in the period amid escalating inflationary pressure and central bank shifts to relatively hawkish stances from extraordinary levels of accommodation.
The U.S. dollar was generally stronger versus many leading currencies, while energy prices rallied significantly, supported by a recovery in global demand and diminished inventories. Base metals and agricultural commodities strengthened during the period as supply chain pressures led to higher prices in many markets. Precious metals prices fluctuated, influenced by changes in investors’ risk appetite and supply and demand considerations driven by the global reopening and global economic recovery.
How did the fund perform in this environment?
The fund recorded a gain during the period and outperformed its benchmark, the ICE BofA U.S. T-Bill 0–3 Month Index. Performance and positioning were within expectations for the strategy, which continued to seek diversification across its market universe through its four underlying trading styles. An important element of the strategy is its portfolio construction and risk management process, which among other things, help to target consistent volatility and avoid overconcentration in any one asset class or market by assessing short- and long-term market correlations to generate a balanced portfolio.
The majority of gains came from long futures positions in U.S. equity indexes, with smaller gains in Asian and European benchmark indexes. Despite uncertainty around the global pandemic and short- and long-term impact on the global economy, equities demonstrated persistent upward price trends. The strategy
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	5

benefited from long futures positions driven by its underlying trend- and carry-based strategies.
The strategy also recorded gains in commodities—primarily from long positions in energy with further profits in agricultural commodities and base metals. Energy prices in particular demonstrated significant and persistent strength during the period, with positioning driven primarily by the underlying trend, carry, and value strategies.
Losses in fixed-income positions—most notably short positions in U.S. and European bonds—offset a portion of overall gains. Positioning in the sector was driven by a combination of the strategy’s underlying signals as well as by portfolio construction considerations. Specifically, at various points in the period, the portfolio’s short fixed-income positions offered diversification to profitable long positions in equities and energy.
MANAGED BY

Kenneth G. Tropin
Pablo E. Calderini
The views expressed in this report are exclusively those of Graham Capital Management, L.P., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
6	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (7-29-19)	Since inception (7-29-19)
Class A	-2.71	-2.73	-6.07
Class C	0.67	-1.22	-2.75
Class I1	2.59	-0.22	-0.49
Class R6[1]	2.77	-0.10	-0.22
Class NAV[1]	2.69	-0.13	-0.29
Index†	0.05	0.62	1.40
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Consolidated financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.84	2.59	1.59	1.47	1.46
Net (%)	1.71	2.46	1.46	1.34	1.33
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the ICE BofA U.S. T-Bill 0-3 Month Index.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Diversified Macro Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the ICE BofA U.S. T-Bill 0-3 Month Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2	7-29-19	9,725	9,725	10,140
Class I1	7-29-19	9,951	9,951	10,140
Class R6[1]	7-29-19	9,978	9,978	10,140
Class NAV[1]	7-29-19	9,971	9,971	10,140
The Intercontinental Exchange (ICE) Bank of America (BofA) U.S. T-Bill 0–3 Month Index tracks the performance of Treasury bills maturing in zero to three months.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectuses.
[2]	The contingent deferred sales charge is not applicable.
8	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$989.40	$8.27	1.65%
	Hypothetical example	1,000.00	1,016.90	8.39	1.65%
Class C	Actual expenses/actual returns	1,000.00	986.20	12.02	2.40%
	Hypothetical example	1,000.00	1,013.10	12.18	2.40%
Class I	Actual expenses/actual returns	1,000.00	990.50	7.02	1.40%
	Hypothetical example	1,000.00	1,018.10	7.12	1.40%
Class R6	Actual expenses/actual returns	1,000.00	991.60	6.48	1.29%
	Hypothetical example	1,000.00	1,018.70	6.56	1.29%
Class NAV	Actual expenses/actual returns	1,000.00	991.60	6.43	1.28%
	Hypothetical example	1,000.00	1,018.80	6.51	1.28%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
10	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Consolidated Fund’s investments
AS OF 10-31-21
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 37.5%				$191,492,818
(Cost $191,492,703)
U.S. Government 37.5%				191,492,818
U.S. Treasury Bill	0.032	11-23-21	29,500,000	29,498,963
U.S. Treasury Bill	0.037	11-30-21	28,500,000	28,498,565
U.S. Treasury Bill	0.047	11-16-21	42,500,000	42,499,216
U.S. Treasury Bill	0.060	11-09-21	36,500,000	36,499,767
U.S. Treasury Bill	0.065	11-02-21	13,500,000	13,499,993
U.S. Treasury Bill	0.075	12-14-21	17,000,000	16,998,731
U.S. Treasury Bill	0.091	12-21-21	24,000,000	23,997,583

Total investments (Cost $191,492,703) 37.5%	$191,492,818
Other assets and liabilities, net 62.5%	319,805,271
Total net assets 100.0%	$511,298,089

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
* Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	11

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year Japan Government Bond Futures	45	Long	Dec 2021	$59,877,172	$59,764,422	$(112,750)
10-Year U.S. Treasury Note Futures	441	Long	Dec 2021	58,000,144	57,626,297	(373,847)
2-Year U.S. Treasury Note Futures	1,080	Long	Jan 2022	237,558,133	236,773,125	(785,008)
30-Year U.S. Treasury Bond Futures	306	Long	Dec 2021	49,206,133	49,218,188	12,055
3-Month EURIBOR Futures	574	Long	Dec 2022	166,456,472	166,151,783	(304,689)
5-Year U.S. Treasury Note Futures	788	Long	Jan 2022	96,719,069	95,908,219	(810,850)
Australian 10-Year Bond Futures	570	Long	Dec 2021	61,391,962	58,656,329	(2,735,633)
Brent Crude Futures	299	Long	Dec 2021	24,970,626	25,044,240	73,614
Canadian 10-Year Bond Futures	818	Long	Dec 2021	95,296,240	92,857,806	(2,438,434)
Cocoa Futures	78	Long	Dec 2021	1,948,227	1,808,294	(139,933)
Coffee ’C’ Futures	122	Long	Dec 2021	8,563,099	9,287,250	724,151
Corn Futures	496	Long	Dec 2021	13,378,665	14,111,200	732,535
Cotton No. 2 Futures	88	Long	Dec 2021	4,069,984	5,066,160	996,176
Dow Jones Industrial Average Index E-Mini Futures	65	Long	Dec 2021	11,188,221	11,604,775	416,554
Electrolytic Copper Futures	11	Long	Dec 2021	2,487,920	2,628,588	140,668
Electrolytic Copper Futures	9	Long	Mar 2022	2,156,763	2,132,663	(24,100)
Euro-BOBL Futures	944	Long	Dec 2021	147,495,968	146,066,008	(1,429,960)
Euro-Bund Futures	306	Long	Dec 2021	60,180,097	59,551,587	(628,510)
Euro-Schatz Futures	163	Long	Dec 2021	21,127,396	21,099,272	(28,124)
FTSE 100 Index Futures	414	Long	Dec 2021	39,647,892	40,969,399	1,321,507
Gas Oil Futures	180	Long	Dec 2021	13,021,128	12,838,500	(182,628)
Gasoline RBOB Futures	210	Long	Dec 2021	20,791,161	20,855,772	64,611
Hang Seng Index Futures	31	Long	Nov 2021	5,169,921	5,026,147	(143,774)
Hard Red Winter Wheat Futures	166	Long	Dec 2021	5,993,280	6,521,725	528,445
Long Gilt Futures	540	Long	Dec 2021	94,451,662	92,414,124	(2,037,538)
NASDAQ 100 Index E-Mini Futures	95	Long	Dec 2021	28,789,595	30,093,150	1,303,555
Natural Gas Futures	227	Long	Nov 2021	12,604,175	12,546,290	(57,885)
Nikkei 225 Index Futures	129	Long	Dec 2021	32,707,714	32,811,670	103,956
NY Harbor ULSD Futures	234	Long	Dec 2021	24,881,926	24,335,111	(546,815)
Primary Aluminum Futures	122	Long	Dec 2021	7,970,137	8,190,684	220,547
Russell 2000 Index Mini Futures	75	Long	Dec 2021	8,384,173	8,607,375	223,202
S&P 500 E-Mini Index Futures	71	Long	Dec 2021	16,182,351	16,319,350	136,999
SGX Japanese Government Bond Futures	15	Long	Dec 2021	1,991,164	1,992,411	1,247
Soybean Futures	37	Long	Mar 2022	2,278,904	2,330,538	51,634
Soybean Meal Futures	51	Long	Dec 2021	1,752,562	1,697,790	(54,772)
Soybean Oil Futures	122	Long	Dec 2021	4,348,199	4,484,232	136,033
Sugar No. 11 (World) Futures	289	Long	Mar 2022	6,368,552	6,237,314	(131,238)
Tokyo Price Index Futures	68	Long	Dec 2021	12,220,085	11,977,188	(242,897)
U.S. Dollar Index Futures	51	Long	Dec 2021	4,721,726	4,800,885	79,159
12	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

FUTURES (continued)
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
WTI Crude Oil Futures	231	Long	Nov 2021	$18,495,643	$19,244,610	$748,967
Zinc Futures	30	Long	Dec 2021	2,235,049	2,559,188	324,139
Zinc Futures	7	Long	Mar 2022	584,958	586,250	1,292
90-Day Eurodollar Futures	2,135	Short	Dec 2022	(530,098,323)	(529,053,000)	1,045,323
90-Day Pound Sterling Futures	1,083	Short	Dec 2022	(184,143,318)	(182,636,752)	1,506,566
CAC40 Index Futures	248	Short	Nov 2021	(18,883,909)	(19,642,471)	(758,562)
Euro STOXX 50 Index Futures	295	Short	Dec 2021	(14,152,916)	(14,507,023)	(354,107)
German Stock Index Futures	65	Short	Dec 2021	(29,034,670)	(29,488,758)	(454,088)
Gold 100 Oz Futures	136	Short	Dec 2021	(24,618,020)	(24,265,120)	352,900
Silver Futures	136	Short	Dec 2021	(15,471,838)	(16,286,000)	(814,162)
Wheat Futures	227	Short	Dec 2021	(8,328,954)	(8,773,550)	(444,596)
						$(4,789,065)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	22,512,000	USD	16,444,358	BOA	12/17/2021	$493,356	—
CAD	85,193,000	USD	67,293,215	BOA	12/17/2021	1,549,947	—
CHF	9,382,000	USD	10,147,067	BOA	12/17/2021	113,979	—
EUR	61,623,000	USD	71,915,802	BOA	12/17/2021	—	$(598,228)
GBP	39,642,000	USD	54,557,235	BOA	12/17/2021	—	(295,121)
JPY	10,275,440,000	USD	91,547,595	BOA	12/17/2021	—	(1,343,792)
MXN	505,873,000	USD	24,964,633	BOA	12/17/2021	—	(566,758)
NZD	55,366,000	USD	39,176,343	BOA	12/17/2021	470,487	—
USD	88,945,214	AUD	120,784,000	BOA	12/17/2021	—	(1,930,978)
USD	12,342,225	CAD	15,630,000	BOA	12/17/2021	—	(288,139)
USD	67,397,236	CHF	62,038,000	BOA	12/17/2021	—	(453,417)
USD	195,936,288	EUR	166,591,000	BOA	12/17/2021	3,137,074	—
USD	30,954,784	GBP	22,682,000	BOA	12/17/2021	—	(92,421)
USD	190,212,714	JPY	21,053,998,000	BOA	12/17/2021	5,388,445	—
USD	4,409,419	MXN	90,071,000	BOA	12/17/2021	65,362	—
USD	8,921,716	NZD	12,740,000	BOA	12/17/2021	—	(201,222)
						$11,218,650	$(5,770,076)

Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	13

MXN	Mexican Peso
NZD	New Zealand Dollar
USD	U.S. Dollar

Derivatives Abbreviations
BOA	Bank of America, N.A.
EURIBOR	Euro Interbank Offered Rate
OTC	Over-the-counter
RBOB	Reformulated Blendstock for Oxygenate Blending
WTI	West Texas Intermediate
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $197,799,222. Net unrealized depreciation aggregated to $5,646,895, of which $5,449,746 related to gross unrealized appreciation and $11,096,641 related to gross unrealized depreciation.
See Notes to Consolidated financial statements regarding investment transactions and other derivatives information.
14	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Consolidated financial statements
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $191,492,703)	$191,492,818
Unrealized appreciation on forward foreign currency contracts	11,218,650
Cash	271,797,574
Collateral held at broker for futures contracts	41,177,964
Collateral segregated at custodian for OTC derivative contracts	2,860,000
Interest receivable	7,630
Receivable for fund shares sold	1,316,860
Other assets	55,481
Total assets	519,926,977
Liabilities
Unrealized depreciation on forward foreign currency contracts	5,770,076
Payable for futures variation margin	2,605,145
Payable for fund shares repurchased	74,153
Payable to affiliates
Accounting and legal services fees	25,213
Transfer agent fees	4,662
Other liabilities and accrued expenses	149,639
Total liabilities	8,628,888
Net assets	$511,298,089
Net assets consist of
Paid-in capital	$524,183,186
Total distributable earnings (loss)	(12,885,097)
Net assets	$511,298,089

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($223,687 ÷ 23,902 shares)[1]	$9.36
Class C ($103,869 ÷ 11,207 shares)[1]	$9.27
Class I ($37,023,333 ÷ 3,942,509 shares)	$9.39
Class R6 ($168,549,692 ÷ 17,917,322 shares)	$9.41
Class NAV ($305,397,508 ÷ 32,485,697 shares)	$9.40
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$9.85

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	15

CONSOLIDATED STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Interest	$7,256
Expenses
Investment management fees	4,480,753
Distribution and service fees	918
Accounting and legal services fees	56,789
Transfer agent fees	36,276
Trustees’ fees	5,496
Custodian fees	85,436
State registration fees	79,824
Printing and postage	25,149
Professional fees	93,270
Other	39,611
Total expenses	4,903,522
Less expense reductions	(33,042)
Net expenses	4,870,480
Net investment loss	(4,863,224)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	21,952
Futures contracts	17,103,983
Forward foreign currency contracts	(7,184,776)
9,941,159
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	12,954
Futures contracts	(5,356,411)
Forward foreign currency contracts	5,045,999
(297,458)
Net realized and unrealized gain	9,643,701
Increase in net assets from operations	$4,780,477
16	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment loss	$(4,863,224)	$(1,870,890)
Net realized gain (loss)	9,941,159	(11,851,840)
Change in net unrealized appreciation (depreciation)	(297,458)	(569,574)
Increase (decrease) in net assets resulting from operations	4,780,477	(14,292,304)
Distributions to shareholders
From earnings
Class A	(1,297)	(2,477)
Class C	(597)	(1,853)
Class I	(446,147)	(135,553)
Class R6	(728,458)	(1,853)
Class NAV	(4,462,481)	(7,675,564)
Total distributions	(5,638,980)	(7,817,300)
From fund share transactions	265,351,574	54,188,224
Total increase	264,493,071	32,078,620
Net assets
Beginning of year	246,805,018	214,726,398
End of year	$511,298,089	$246,805,018
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	17

CONSOLIDATED FINANCIAL HIGHLIGHTS

CLASS A SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$9.31	$10.22	$10.00
Net investment income (loss)[2]	(0.16)	(0.12)	0.01
Net realized and unrealized gain (loss) on investments	0.38	(0.42)	0.21
Total from investment operations	0.22	(0.54)	0.22
Less distributions
From net investment income	(0.17)	—	—
From net realized gain	—	(0.37)	—
Total distributions	(0.17)	(0.37)	—
Net asset value, end of period	$9.36	$9.31	$10.22
Total return (%)[3,4]	2.41	(5.49)	2.20[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.67	1.84	1.84[7]
Expenses including reductions	1.66	1.71	1.70[7]
Net investment income (loss)	(1.66)	(1.29)	0.23[7]
Portfolio turnover (%)	0[8]	0[8]	0[8]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
18	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL HIGHLIGHTS  (continued)

CLASS C SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$9.22	$10.20	$10.00
Net investment loss[2]	(0.22)	(0.18)	(0.01)
Net realized and unrealized gain (loss) on investments	0.37	(0.43)	0.21
Total from investment operations	0.15	(0.61)	0.20
Less distributions
From net investment income	(0.10)	—	—
From net realized gain	—	(0.37)	—
Total distributions	(0.10)	(0.37)	—
Net asset value, end of period	$9.27	$9.22	$10.20
Total return (%)[3,4]	1.67	(6.22)	2.00[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.42	2.59	2.59[7]
Expenses including reductions	2.41	2.46	2.45[7]
Net investment loss	(2.41)	(1.93)	(0.52)[7]
Portfolio turnover (%)	0[8]	0[8]	0[8]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	19

CONSOLIDATED FINANCIAL HIGHLIGHTS  (continued)

CLASS I SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$9.35	$10.23	$10.00
Net investment income (loss)[2]	(0.13)	(0.10)	0.01
Net realized and unrealized gain (loss) on investments	0.37	(0.41)	0.22
Total from investment operations	0.24	(0.51)	0.23
Less distributions
From net investment income	(0.20)	—	—
From net realized gain	—	(0.37)	—
Total distributions	(0.20)	(0.37)	—
Net asset value, end of period	$9.39	$9.35	$10.23
Total return (%)[3]	2.59	(5.18)	2.30[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$37	$23	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	1.42	1.59	1.59[5]
Expenses including reductions	1.41	1.46	1.45[5]
Net investment income (loss)	(1.41)	(1.09)	0.30[5]
Portfolio turnover (%)	0[6]	0[6]	0[6]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
20	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONSOLIDATED FINANCIAL HIGHLIGHTS  (continued)

CLASS R6 SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$9.36	$10.23	$10.00
Net investment income (loss)[2]	(0.12)	(0.10)	0.02
Net realized and unrealized gain (loss) on investments	0.37	(0.40)	0.21
Total from investment operations	0.25	(0.50)	0.23
Less distributions
From net investment income	(0.20)	—	—
From net realized gain	—	(0.37)	—
Total distributions	(0.20)	(0.37)	—
Net asset value, end of period	$9.41	$9.36	$10.23
Total return (%)[3]	2.77	(5.09)	2.30[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$169	$29	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	1.48	1.48[6]
Expenses including reductions	1.30	1.34	1.34[6]
Net investment income (loss)	(1.30)	(1.09)	0.59[6]
Portfolio turnover (%)	0[7]	0[7]	0[7]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized.
[7]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	21

CONSOLIDATED FINANCIAL HIGHLIGHTS  (continued)

CLASS NAV SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$9.36	$10.23	$10.00
Net investment income (loss)[2]	(0.12)	(0.07)	0.02
Net realized and unrealized gain (loss) on investments	0.37	(0.43)	0.21
Total from investment operations	0.25	(0.50)	0.23
Less distributions
From net investment income	(0.21)	—	—
From net realized gain	—	(0.37)	—
Total distributions	(0.21)	(0.37)	—
Net asset value, end of period	$9.40	$9.36	$10.23
Total return (%)[3]	2.69	(5.09)	2.30[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$305	$195	$213
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	1.46	1.47[5]
Expenses including reductions	1.29	1.33	1.33[5]
Net investment income (loss)	(1.29)	(0.76)	0.60[5]
Portfolio turnover (%)	0[6]	0[6]	0[6]

[1]	Period from 7-29-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized.
[6]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
22	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT	SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Notes to consolidated financial statements
Note 1—Organization
John Hancock Diversified Macro Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Consolidated statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Basis of consolidation. The accompanying consolidated financial statements include the accounts of John Hancock Diversified Macro Offshore Subsidiary Fund, Ltd. (the subsidiary), a Cayman Islands exempted company which was incorporated on January 4, 2019, a wholly-owned subsidiary of the fund. The fund and its subsidiary are advised by Graham Capital Management, L.P., (the subadvisor), under the supervision of John Hancock Investment Management LLC (the Advisor). The fund may gain exposure to the commodities markets by investing up to 25% of its total assets in the subsidiary. The subsidiary acts as an investment vehicle for the fund to enable the fund to obtain its commodity exposure by investing in commodity-linked derivative instruments. As of October 31, 2021, the net assets of the subsidiary were $69,961,335 representing 13.7% of the fund’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Consolidated Fund’s investments includes positions of the fund and the subsidiary.
The subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments, which may include but are not limited to total return swaps, commodity (U.S. or foreign) futures and commodity-linked notes. Neither the fund nor the subsidiary intends to invest directly in physical commodities. The subsidiary may also invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).
Note 2—Significant accounting policies
The consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the consolidated financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the consolidated financial statements were issued have been evaluated in the preparation of the consolidated financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	23

supplied prices. Futures contracts whose settlement prices are determined as of the close of the NYSE are typically valued based on the settlement price while other futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the Consolidated Fund’s investments as of October 31, 2021, by major security category or type:
	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Short-term investments	$191,492,818	—	$191,492,818	—
Total investments in securities	$191,492,818	—	$191,492,818	—
Derivatives:
Assets
Futures	$11,245,835	$11,245,835	—	—
Forward foreign currency contracts	11,218,650	—	$11,218,650	—
Liabilities
Futures	(16,034,900)	(15,891,126)	(143,774)	—
Forward foreign currency contracts	(5,770,076)	—	(5,770,076)	—
24	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Consolidated statement of operations. For the year ended October 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2021 were $6,472.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	25

For federal income tax purposes, as of October 31, 2021, the fund has a short-term capital loss carryforward of $9,705,694 and a long-term capital loss carryforward of $15,234,648 available to offset future net realized capital gains. These carryforwards do not expire.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	$5,638,980	$2,774,074
Long-term capital gains	—	5,043,226
Total	$5,638,980	$7,817,300
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $17,689,971 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s consolidated financial statements as a return of capital.
Capital accounts within the consolidated financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to controlled foreign corporation, foreign currency transactions and derivative transactions.
The subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code. Therefore, the fund is required to increase its taxable income by its share of the subsidiary’s net taxable income. Net income and realized gains from investments held by the subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the subsidiary in any taxable year, the loss will generally not be available to offset the fund’s ordinary income and/or capital gains for that year.
Note 3—Derivative instruments
The fund or its subsidiary may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. Due to the fund’s use of derivative instruments, a significant portion of the fund’s assets may be invested directly or indirectly in money market instruments and cash and cash equivalents for use as margin or collateral for these derivative instruments. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
26	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund or its subsidiary may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Consolidated Fund’s investments, or if cash is posted, on the Consolidated statement of assets and liabilities. The fund’s risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular commodity, currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Consolidated statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund or the subsidiary is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund or the subsidiary, if any, is detailed in the Consolidated statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Consolidated Fund’s investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Consolidated statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended October 31, 2021, the fund or the subsidiary used futures contracts to implement its investment strategy. The fund and its subsidiary held futures contracts with USD notional values ranging from $1.0 billion to $2.3 billion, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	27

forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund’s total return, and the potential for losses in excess of the amounts recognized on the Consolidated statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended October 31, 2021, the fund used forward foreign currency contracts to implement its investment strategy. The fund held forward foreign currency contracts with USD notional values ranging from $477.6 million to $975.2 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund and its subsidiary at October 31, 2021 by risk category:
Risk	Consolidated statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin[1]	Futures	$2,565,191	$(11,685,343)
Currency	Receivable/payable for futures variation margin[1]	Futures	79,159	—
Commodity	Receivable/payable for futures variation margin[1]	Futures	5,095,712	(2,396,129)
Equity	Receivable/payable for futures variation margin[1]	Futures	3,505,773	(1,953,428)
Currency	Unrealized appreciation (depreciation) on forward foreign currency contracts	Forward foreign currency contracts	11,218,650	(5,770,076)
			$22,464,485	$(21,804,976)

[1]	Reflects cumulative appreciation/depreciation on open futures as disclosed in the Derivatives section of Consolidated Fund’s investments. Only the year end variation margin receivable/payable is separately reported on the Consolidated statement of assets and liabilities.
For financial reporting purposes, the fund and its subsidiary do not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Consolidated statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund’s exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$11,218,650	$(5,770,076)
Totals	$11,218,650	$(5,770,076)

28	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Counterparty	Assets	Liabilities	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty[1]	Collateral Posted by Fund[1]	Net Exposure
Bank of America, N.A.	$11,218,650	$(5,770,076)	$5,448,574	—	—	$5,448,574
[1] Reflects collateral posted by the counterparty or posted by the fund, excluding any excess collateral amounts.
Effect of derivative instruments on the Consolidated statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2021:
	Consolidated statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$(21,293,864)	—	$(21,293,864)
Currency	(371,503)	$(7,184,776)	(7,556,279)
Commodity	25,790,846	—	25,790,846
Equity	12,978,504	—	12,978,504
Total	$17,103,983	$(7,184,776)	$9,919,207
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2021:
	Consolidated statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Futures contracts	Forward foreign currency contracts	Total
Interest rate	$(10,373,028)	—	$(10,373,028)
Currency	32,053	$5,045,999	5,078,052
Commodity	176,640	—	176,640
Equity	4,807,924	—	4,807,924
Total	$(5,356,411)	$5,045,999	$(310,412)
Note 4—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
The Advisor serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	29

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.200% of the first $1 billion of the fund’s average daily net assets and (b) 1.150% of the fund’s average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with the subadvisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor provides investment management and other services to the subsidiary. The Advisor does not receive separate compensation from the subsidiary for providing investment management or administrative services. However, the fund pays the Advisor based on the fund’s net assets, which include the assets of the subsidiary.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund and its subsidiary exceed 1.33% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes; brokerage commissions; interest expense; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business; class-specific expenses; borrowing costs; prime brokerage fees; acquired fund fees and expenses paid indirectly; and short dividend expense. This agreement expires on February 28, 2022, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$11
Class C	5
Class I	2,407
Class	Expense reduction
Class R6	$6,789
Class NAV	23,830
Total	$33,042

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 1.19% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
30	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $335 for the year ended October 31, 2021. Of this amount, $50 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $285 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2021, there were no CDSCs received by the Distributor for Class A and Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$294	$135
Class C	624	72
Class I	—	26,861
Class R6	—	9,208
Total	$918	$36,276
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	31

Note 6—Fund share transactions
Transactions in fund shares for the years ended October 31, 2021 and 2020 were as follows:
	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	19,970	$187,613	11,358	$105,287
Distributions reinvested	48	442	63	623
Repurchased	(3,695)	(34,747)	(9,172)	(85,184)
Net increase	16,323	$153,308	2,249	$20,726
Class C shares
Sold	5,382	$49,941	816	$7,685
Distributions reinvested	9	84	—	—
Net increase	5,391	$50,025	816	$7,685
Class I shares
Sold	2,968,824	$27,980,971	3,287,305	$31,965,858
Distributions reinvested	48,317	445,003	13,679	135,553
Repurchased	(1,505,303)	(14,160,805)	(1,043,325)	(9,476,220)
Net increase	1,511,838	$14,265,169	2,257,659	$22,625,191
Class R6 shares
Sold	17,748,074	$168,032,157	3,482,862	$33,233,641
Distributions reinvested	79,088	728,398	—	—
Repurchased	(3,053,188)	(28,442,581)	(344,514)	(3,140,768)
Net increase	14,773,974	$140,317,974	3,138,348	$30,092,873
Class NAV shares
Sold	12,241,680	$115,814,772	2,704,228	$24,971,639
Distributions reinvested	484,526	4,462,481	773,746	7,675,564
Repurchased	(1,031,936)	(9,712,155)	(3,482,783)	(31,205,454)
Net increase (decrease)	11,694,270	$110,565,098	(4,809)	$1,441,749
Total net increase	28,001,796	$265,351,574	5,394,263	$54,188,224
Affiliates of the fund owned 21%, 45% and 100% of shares of Class A, Class C and Class NAV, respectively, on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
There were no purchases and sales of securities, other than short-term investments, for the year ended October 31, 2021.
32	JOHN HANCOCK Diversified Macro Fund | ANNUAL REPORT

Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2021, funds within the John Hancock group of funds complex held 59.8% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	20.5%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	16.4%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	7.8%
John Hancock Funds II Alternative Asset Allocation	7.7%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	7.4%
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Diversified Macro Fund	33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Diversified Macro Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated fund’s investments, of John Hancock Diversified Macro Fund and its subsidiary (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related consolidated statement of operations for the year ended October 31, 2021, the consolidated statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the consolidated financial highlights for each of the two years in the period ended October 31, 2021 and for the period July 29, 2019 (commencement of operations) through October 31, 2019 (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the two years in the period ended October 31, 2021 and for the period July 29, 2019 (commencement of operations) through October 31, 2019 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These consolidated financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
34	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	35

EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section1 describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Graham Capital Management, L.P. (the Subadvisor), for John Hancock Diversified Macro Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference2 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of

1The fund invests in a wholly owned subsidiary of the fund organized as a company under the laws of the Cayman Islands, Diversified Macro Offshore Subsidiary Fund, Ltd. (the “Cayman Subsidiary”). The Cayman Subsidiary has separate, equivalent agreements with the Advisor and Subadvisor. Neither the Advisor or the Subadvisor is entitled to additional compensation under its separate agreements with the Cayman Subsidiary.

2On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
36	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.
Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	37

(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and the peer group median for the period from July 31, 2019 through December 31, 2020, and the one-year period ended December 31, 2020. The Board took into account management’s discussion of the factors that contributed to the fund’s performance relative to its benchmark index and the peer group for the period from July 31, 2019 through December 31, 2020, and the one-year period ended December 31, 2020, including the impact of past and current market conditions on the fund’s strategy and management’s outlook for the fund. The Board also noted the fund’s relatively limited performance history. The Board concluded that the fund’s performance is being monitored and reasonably addressed, where appropriate.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader
38	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.
The Board took into account management’s discussion of the fund’s expenses, including that the fund’s peer group recently changed and that the fund’s expenses compare more favorably to its new peer group. The Board also took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	39

(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program
40	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
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The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
42	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	43

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

44	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	45

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
46	JOHN HANCOCK DIVERSIFIED MACRO FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Graham Capital Management, L.P.
Portfolio Managers
Pablo E. Calderini
Kenneth G. Tropin
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED MACRO FUND	47

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
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John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
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GOVERNANCE FUNDS

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Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
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Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Diversified Macro Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901506	473A 10/21
12/2021

Annual report
John Hancock
Global Environmental Opportunities Fund
International equity
October 31, 2021

A message to shareholders
Dear shareholders,
Global equities delivered strong returns during the 12 months ended October 31, 2021. Following the approval of the first COVID-19 vaccine at the beginning of the period, economic growth and corporate earnings surged as virus-related restrictions were gradually lifted. World monetary policy was also highly supportive, with most global central banks holding interest rates near zero and maintaining their stimulative quantitative easing programs even as the economy recovered. Multiple stimulus packages enacted by the U.S. government provided an added boost to both economic growth and investor sentiment. These developments helped most major indexes finish the period near all-time highs despite periodic volatility associated with concerns about inflation, slowing growth in China, and new variants of the coronavirus.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Environmental Opportunities Fund

2	Your fund at a glance
3	Portfolio summary
5	A look at performance
7	Your expenses
9	Fund’s investments
11	Financial statements
14	Financial highlights
18	Notes to financial statements
25	Report of independent registered public accounting firm
26	Tax information
27	Evaluation of advisory and subadvisory agreements by the Board of Trustees
33	Trustees and Officers
37	More information
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks growth through capital appreciation by investing primarily in Environmental Companies.1
TOTAL RETURNS AS OF 10/31/2021 (%)

The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
1The manager defines Environmental Companies as: (1) Companies that operate within the Safe Operating Space of the Planetary Boundaries, and (2) Companies, all or a portion of whose business activities reduce stress in at least one of the boundaries in the PB framework. For further information on the fund’s investment objective and strategy, see the fund’s prospectus. Unless otherwise indicated, defined terms have the same meaning as set forth in the fund’s prospectus.
2	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

Portfolio summary
SECTOR COMPOSITION AS OF 10/31/2021 (% of net assets)

TOP 10 HOLDINGS AS OF 10/31/2021 (% of net assets)
Synopsys, Inc.	4.0
Republic Services, Inc.	3.7
Thermo Fisher Scientific, Inc.	3.7
Autodesk, Inc.	3.6
Agilent Technologies, Inc.	3.5
Schneider Electric SE	3.4
Cadence Design Systems, Inc.	3.3
American Water Works Company, Inc.	2.9
Tetra Tech, Inc.	2.8
Danaher Corp.	2.8
TOTAL	33.7
Cash and cash equivalents are not included.

ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	3

TOP 10 COUNTRIES AS OF 10/31/2021 (% of net assets)
United States	58.5
France	7.5
Netherlands	5.9
Japan	4.6
Germany	4.3
Switzerland	4.0
Ireland	3.2
Canada	2.4
Denmark	2.4
Sweden	1.9
TOTAL	94.7
Cash and cash equivalents are not included.
Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
4	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Cumulative total returns (%) with maximum sales charge
Since inception (7-21-21)
Class A	1.33
Class C	5.50
Class I1	6.80
Class R6[1]	6.80
Index†	4.90
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, and Class R6 shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2023 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6
Gross (%)	1.68	2.43	1.43	1.33
Net (%)	1.20	1.95	0.95	0.85
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI ACWI.
See the following page for footnotes.
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	5

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Environmental Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C	7-21-21	10,550	10,650	10,490
Class I1	7-21-21	10,680	10,680	10,490
Class R6[1]	7-21-21	10,680	10,680	10,490
The MSCI All Country World Index (ACWI) tracks the performance of publicly traded large- and mid-cap stocks of companies in both developed and emerging markets.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	For certain types of investors, as described in the fund’s prospectus.
6	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on July 21, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	7

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns[2]	$1,000.00	$1,067.00	$3.52	1.22%
	Hypothetical example	1,000.00	1,019.10	6.21	1.22%
Class C	Actual expenses/actual returns[2]	1,000.00	1,065.00	5.68	1.97%
	Hypothetical example	1,000.00	1,015.30	10.01	1.97%
Class I	Actual expenses/actual returns[2]	1,000.00	1,068.00	2.80	0.97%
	Hypothetical example	1,000.00	1,020.30	4.94	0.97%
Class R6	Actual expenses/actual returns[2]	1,000.00	1,068.00	2.48	0.86%
	Hypothetical example	1,000.00	1,020.90	4.38	0.86%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
[2]	The inception date for the fund is 7-21-21. Actual Expenses are equal to the fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 102/365 (to reflect the period).
8	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

Fund’s investments
AS OF 10-31-21
	Shares	Value
Common stocks 97.7%		$10,516,155
(Cost $9,786,783)
Canada 2.4%		261,096
West Fraser Timber Company, Ltd.	3,261	261,096
China 1.3%		137,091
AiHuiShou International Company, Ltd., ADR (A)	2,974	23,435
Niu Technologies, ADR (A)	1,764	46,182
XPeng, Inc., ADR (A)	1,447	67,474
Denmark 2.4%		252,553
Chr. Hansen Holding A/S	64	5,094
Orsted A/S (B)	727	102,683
Vestas Wind Systems A/S	3,349	144,776
France 7.5%		809,613
Dassault Systemes SE	4,234	247,255
Legrand SA	1,779	194,072
Schneider Electric SE	2,136	368,286
Germany 4.3%		464,731
Infineon Technologies AG	4,667	218,562
Rational AG	105	104,218
Symrise AG	836	115,638
TeamViewer AG (A)(B)	1,763	26,313
Ireland 3.2%		339,227
Aptiv PLC (A)	904	156,293
Smurfit Kappa Group PLC	3,490	182,934
Israel 1.7%		180,532
SolarEdge Technologies, Inc. (A)	509	180,532
Japan 4.6%		492,395
Keyence Corp.	500	301,807
Nidec Corp.	1,300	143,985
Tokyo Electron, Ltd.	100	46,603
Netherlands 5.9%		639,507
ASML Holding NV	299	243,058
NXP Semiconductors NV	1,230	247,058
Signify NV (B)	3,083	149,391
Sweden 1.9%		205,096
Hexagon AB, B Shares	11,303	181,907
Oatly Group AB, ADR (A)	1,799	23,189
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	9

	Shares	Value
Switzerland 4.0%		$433,896
Geberit AG	153	119,486
Givaudan SA	30	141,358
SIG Combibloc Group AG (A)	6,617	173,052
United States 58.5%		6,300,418
A.O. Smith Corp.	2,279	166,527
Agilent Technologies, Inc.	2,360	371,676
American Water Works Company, Inc.	1,773	308,821
ANSYS, Inc. (A)	741	281,269
Applied Materials, Inc.	2,197	300,220
Array Technologies, Inc. (A)	6,009	128,292
Autodesk, Inc. (A)	1,216	386,214
Cadence Design Systems, Inc. (A)	2,035	352,279
Danaher Corp.	975	303,976
Ecolab, Inc.	969	215,331
Equinix, Inc.	330	276,233
International Paper Company	2,256	112,056
Johnson Controls International PLC	3,809	279,466
Lam Research Corp.	225	126,803
ON Semiconductor Corp. (A)	5,463	262,606
PTC, Inc. (A)	1,049	133,590
Republic Services, Inc.	2,985	401,781
Synopsys, Inc. (A)	1,285	428,139
Tetra Tech, Inc.	1,748	307,054
Thermo Fisher Scientific, Inc.	631	399,467
Waste Connections, Inc.	1,632	221,968
Westrock Company	4,994	240,211
Xylem, Inc.	2,270	296,439

Total investments (Cost $9,786,783) 97.7%	$10,516,155
Other assets and liabilities, net 2.3%	246,298
Total net assets 100.0%	$10,762,453

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $9,787,872. Net unrealized appreciation aggregated to $728,283, of which $922,672 related to gross unrealized appreciation and $194,389 related to gross unrealized depreciation.
10	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $9,786,783)	$10,516,155
Cash	147,433
Foreign currency, at value (Cost $1,442)	1,447
Dividends and interest receivable	1,639
Receivable for investments sold	11,196
Receivable from affiliates	44,407
Other assets	169,415
Total assets	10,891,692
Liabilities
Payable for investments purchased	5,575
Payable to affiliates
Accounting and legal services fees	527
Transfer agent fees	96
Trustees’ fees	96
Other liabilities and accrued expenses	122,945
Total liabilities	129,239
Net assets	$10,762,453
Net assets consist of
Paid-in capital	$10,063,252
Total distributable earnings (loss)	699,201
Net assets	$10,762,453

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($58,556 ÷ 5,487 shares)[1]	$10.67
Class C ($128,274 ÷ 12,042 shares)[1]	$10.65
Class I ($53,397 ÷ 5,000 shares)	$10.68
Class R6 ($10,522,226 ÷ 985,000 shares)	$10.68
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$11.23

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Environmental Opportunities Fund	11

STATEMENT OF OPERATIONS For the period ended 10-31-211

Investment income
Dividends	$14,636
Interest	49
Less foreign taxes withheld	(330)
Total investment income	14,355
Expenses
Investment management fees	23,777
Distribution and service fees	318
Accounting and legal services fees	527
Transfer agent fees	319
Trustees’ fees	113
Custodian fees	2,373
State registration fees	22,276
Printing and postage	1,126
Professional fees	86,366
Other	1,001
Total expenses	138,196
Less expense reductions	(112,566)
Net expenses	25,630
Net investment loss	(11,275)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(35,742)
(35,742)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	729,342
729,342
Net realized and unrealized gain	693,600
Increase in net assets from operations	$682,325
[1] Period from 7-21-21 (commencement of operations) to 10-31-21.
12	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS

Period ended 10-31-21[1]
Increase (decrease) in net assets
From operations
Net investment loss	$(11,275)
Net realized loss	(35,742)
Change in net unrealized appreciation (depreciation)	729,342
Increase in net assets resulting from operations	682,325
From fund share transactions	10,080,128
Total increase	10,762,453
Net assets
Beginning of period	—
End of period	$10,762,453

[1]	Period from 7-21-21 (commencement of operations) to 10-31-21.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Environmental Opportunities Fund	13

Financial highlights
CLASS A SHARES Period ended	10-31-21[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.02)
Net realized and unrealized gain (loss) on investments	0.69
Total from investment operations	0.67
Net asset value, end of period	$10.67
Total return (%)[3,4]	6.70[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.99[7]
Expenses including reductions	1.22[7]
Net investment loss	(0.73)[8]
Portfolio turnover (%)	7

[1]	Period from 7-21-21 (commencement of operations) to 10-31-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized. Certain expenses are presented unannualized.
[8]	Annualized.
14	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-21[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.04)
Net realized and unrealized gain (loss) on investments	0.69
Total from investment operations	0.65
Net asset value, end of period	$10.65
Total return (%)[3,4]	6.50[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	4.74[7]
Expenses including reductions	1.97[7]
Net investment loss	(1.52)[8]
Portfolio turnover (%)	7

[1]	Period from 7-21-21 (commencement of operations) to 10-31-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized. Certain expenses are presented unannualized.
[8]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Environmental Opportunities Fund	15

CLASS I SHARES Period ended	10-31-21[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.01)
Net realized and unrealized gain (loss) on investments	0.69
Total from investment operations	0.68
Net asset value, end of period	$10.68
Total return (%)[3]	6.80[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	3.74[6]
Expenses including reductions	0.97[6]
Net investment loss	(0.48)[7]
Portfolio turnover (%)	7

[1]	Period from 7-21-21 (commencement of operations) to 10-31-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Less than $500,000.
[6]	Annualized. Certain expenses are presented unannualized.
[7]	Annualized.
16	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-21[1]
Per share operating performance
Net asset value, beginning of period	$10.00
Net investment loss[2]	(0.01)
Net realized and unrealized gain (loss) on investments	0.69
Total from investment operations	0.68
Net asset value, end of period	$10.68
Total return (%)[3]	6.80[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	3.64[5]
Expenses including reductions	0.86[5]
Net investment loss	(0.37)[6]
Portfolio turnover (%)	7

[1]	Period from 7-21-21 (commencement of operations) to 10-31-21.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Not annualized.
[5]	Annualized. Certain expenses are presented unannualized.
[6]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Global Environmental Opportunities Fund	17

Notes to financial statements
Note 1—Organization
John Hancock Global Environmental Opportunities Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek growth through capital appreciation by investing primarily in Environmental Companies. The manager defines Environmental Companies as: (1) Companies that operate within the Safe Operating Space of the Planetary Boundaries, and (2) Companies, all or a portion of whose business activities reduce stress in at least one of the boundaries in the PB framework. For further information on the fund’s investment objective and strategy, see the fund’s prospectus. Unless otherwise indicated, defined terms have the same meaning as set forth in the fund’s prospectus.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
The fund commenced operations on July 21, 2021.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such
18	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT

securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2021, by major security category or type:
	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Canada	$261,096	$261,096	—	—
China	137,091	137,091	—	—
Denmark	252,553	—	$252,553	—
France	809,613	—	809,613	—
Germany	464,731	—	464,731	—
Ireland	339,227	156,293	182,934	—
Israel	180,532	180,532	—	—
Japan	492,395	—	492,395	—
Netherlands	639,507	247,058	392,449	—
Sweden	205,096	23,189	181,907	—
Switzerland	433,896	—	433,896	—
United States	6,300,418	6,300,418	—	—
Total investments in securities	$10,516,155	$7,305,677	$3,210,478	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of their fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
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Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of October 31, 2021, the fund has a short-term capital loss carryforward of $29,052 available to offset future net realized capital gains. This carryforward does not expire.
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As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
There were no distributions for the period ended October 31, 2021.
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and net operating losses.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.840% of the first $250 million of the fund’s average daily net assets; (b) 0.815% of the next $250 million of the fund’s average daily net assets; (c) 0.790% of the next $500 million of the fund’s average daily net assets; (d) 0.750% of the next $1 billion of the fund’s aggregate average daily net assets; and (e) 0.730% of the fund’s average daily net assets in excess of $2 billion. When aggregate net assets exceed $1 billion, but are less than or equal to $2 billion, the advisory fee rate is 0.750% on all net assets of the fund. When aggregate net assets exceed $2 billion, the advisory fee rate is 0.730% on all net assets of the fund. The Advisor has a subadvisory agreement with Pictet Asset Management SA. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each
ANNUAL REPORT | JOHN HANCOCK Global Environmental Opportunities Fund	21

fund. During the period ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets, on an annualized basis. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.84% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) class-specific expenses, (f) borrowing costs, (g) prime brokerage fees, (h) acquired fund fees and expenses paid indirectly, and (i) short dividend expense. This agreement expires on February 28, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the period ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$597
Class C	1,074
Class I	560
Class	Expense reduction
Class R6	$110,335
Total	$112,566

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the period ended October 31, 2021, were equivalent to a net annual effective rate of 0.00% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the period ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares may be subject to up-front sales charges. For the period ended October 31, 2021, no sales charges were assessed.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of
22	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT

redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the period ended October 31, 2021, there were no CDSCs received by the Distributor for Class A and Class C shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the period ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$39	$18
Class C	279	32
Class I	—	16
Class R6	—	253
Total	$318	$319
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the period ended October 31, 2021 were as follows:
	Period ended 10-31-21[1]
	Shares	Amount
Class A shares
Sold	5,487	$55,131
Net increase	5,487	$55,131
Class C shares
Sold	12,137	$126,000
Repurchased	(95)	(1,003)
Net increase	12,042	$124,997
Class I shares
Sold	5,000	$50,000
Net increase	5,000	$50,000
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	Period ended 10-31-21[1]
	Shares	Amount
Class R6 shares
Sold	985,000	$9,850,000
Net increase	985,000	$9,850,000
Total net increase	1,007,529	$10,080,128

[1]	Period from 7-21-21 (commencement of operations) to 10-31-21.
Affiliates of the fund owned 91%, 42%, 100%, and 100% of shares of Class A, Class C, Class I, and Class R6, respectively, on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $10,529,170 and $712,245, respectively, for the period ended October 31, 2021.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Environmentally focused and environmental, social, and governance (ESG) investing risks
The fund’s environmental criteria limit the available investments compared to funds with no such criteria. The fund’s incorporation of environmental criteria may affect the fund’s exposure to certain sectors and/or types of investments, and under certain economic conditions, this could cause the fund to underperform funds that invest in a broader array of investments depending on whether such sectors or investments are in or out of favor in the market. The data provided by third parties may be incomplete, inaccurate or unavailable, which could cause the manager to incorrectly assess environmental data related to a particular company.
Incorporating ESG criteria and investing primarily in instruments that have certain ESG characteristics, as determined by the manager, carries the risk that the fund may perform differently, including underperforming, funds that do not utilize an ESG investment strategy. Although the manager has established its own process for evaluation of ESG factors, successful application of the fund’s sustainable investment strategy will depend on the manager’s skill in identifying and analyzing material ESG issues. ESG factors may be evaluated differently by different managers, and may not carry the same meaning to all investors and managers.
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
24	JOHN HANCOCK Global Environmental Opportunities Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Global Environmental Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock Global Environmental Opportunities Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations and changes in net assets, including the related notes, and the financial highlights for the period July 21, 2021 (commencement of operations) through October 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations, changes in its net assets, and the financial highlights for the period July 21, 2021 (commencement of operations) through October 31, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 17, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

Approval of Advisory and Subadvisory Agreements
At a videoconference1 meeting held on June 22-24, 2021, the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust), including all of the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved the establishment of John Hancock Global Environmental Opportunities Fund (the New Fund).
This section describes the evaluation by the Board of:
(a)	an amendment to the advisory agreement between the Trust and John Hancock Investment Management LLC (the Advisor, formerly John Hancock Advisers, LLC) (the Advisory Agreement); and
(b)	an amendment to the subadvisory agreement between the Advisor and Pictet Asset Management SA (the Subadvisor) with respect to the New Fund (the Subadvisory Agreement).
In considering the amendment to the Advisory Agreement and the Subadvisory Agreement with respect to the New Fund, the Board received in advance of the meeting a variety of materials relating to the New Fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparatively managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent, and quality of services to be provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s anticipated revenues and costs of providing services to the New Fund and any compensation paid to affiliates of the Advisor. The Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor to the John Hancock Funds (the Funds), including quarterly performance reports prepared by management containing reviews of investment results. The Board also took into account its knowledge of the Subadvisor in connection with the Subadvisor’s portfolio management of another Fund in the complex. The information received and considered by the Board in connection with the June meeting and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of the non-advisory services, if any, to be provided to the New Fund by the Advisor’s affiliates, including distribution services. The Board also took into account information with respect to the New Fund presented at its March 23 -25, 2021 videoconference meeting. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the New Fund.
Throughout the process, the Board asked questions of and were afforded the opportunity to request additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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consideration of the proposed Advisory Agreement and Subadvisory Agreement and discussed the proposed Advisory Agreement and Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the New Fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors.
The Board’s conclusions may have been based in part on its consideration of the advisory and subadvisory arrangements for other Funds in prior years.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent and quality of services to be provided to the New Fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the New Fund’s compliance programs, risk management programs, liquidity risk management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor would be responsible for the management of the day-to-day operations of the New Fund, including, but not limited to, general supervision and coordination of the services to be provided by the Subadvisor, and also would be responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services to be provided to the New Fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent and quality of the services to be provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management of other Funds and the quality of the performance of the Advisor’s duties with respect to other Funds, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of the subadvisors’ investment performance and compliance programs, such as the subadvisors’ compliance with fund policies and objectives; review of brokerage matters, including with respect to trade allocation and best execution; and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications, and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the New Fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the New Fund, and bringing loss recovery actions on behalf of the New Fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the New Fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the New Fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust, and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to provide a high quality of services under the Advisory Agreement with respect to the New Fund.
Investment performance. In connection with its consideration of the Advisory Agreement, the Board considered, at this and at prior meetings, the performance of other comparable funds or accounts, if any, managed by the Advisor and the performance of their respective benchmarks and/or peer groups. The Board reviewed the performance of a composite of comparable accounts managed by the Subadvisor and the performance of an applicable benchmark and peer group of comparable funds over various time periods. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor.
Fees and expenses. The Board reviewed comparative information including, among other data, the New Fund’s anticipated management fees and net total expenses as compared to similarly situated investment companies deemed to be comparable to the New Fund. The Board took into account management’s discussion of the New Fund’s anticipated expenses. The Board reviewed information provided by the Advisor concerning investment advisory fees charged to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the New Fund and the services they provide to other such comparable clients or funds. The Board took into account that the New Fund’s anticipated management fee was equal to the peer group median and that the New Fund’s anticipated net total expenses were below the peer group median.
The Board also took into account management’s discussion with respect to the proposed management fee and the fees of the Subadvisor, including the amount of the advisory fee to be retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor, and not the New Fund, would be responsible for paying the subadvisory fees and that such fees are negotiated at arm’s length with respect to the Subadvisor. The Board also took into account that management has agreed to implement an overall fee waiver across a number of funds in the complex, including the New Fund, which is discussed further below. The Board also noted that the New Fund has breakpoints in its contractual management fee schedule that reduces the New Fund’s management fees as its assets increase.
The Board concluded that the advisory fees to be paid by the New Fund are reasonable in light of the nature, extent and quality of the services expected to be provided to the New Fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the New Fund, the Board:
(a)	previously reviewed financial information of the Advisor;
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	29

(b)	noted that because the New Fund had not yet commenced operations, no actual revenue, cost or profitability data was available, although the Board received information from the Adviser on its projected profitability with respect to the New Fund;
(c)	previously received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	previously received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor will also provide administrative services to the New Fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor will provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor will derive reputational and other indirect benefits from providing advisory services to the New Fund;
(i)	noted that the subadvisory fee for the New Fund will be paid by Advisor and is negotiated at arm’s length; and
(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it will provide to the New Fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the anticipated level of profitability, if any, of the Advisor and its affiliates from their relationship with the New Fund is reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized if the New Fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the New Fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the proposed advisory fee structure for the New Fund and concluded that: (i) the New Fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the New Fund; and (ii) although economies of scale cannot be measured with precision, these arrangements will permit shareholders of the New Fund to benefit from economies of scale if the New Fund grows. The Board also took into account management’s discussion of the New Fund’s advisory fee structure; and
(c)	the Board also considered the potential effect of the New Fund’s future growth in size on its performance and fees. The Board also noted that if the New Fund’s assets increase over time, the New Fund may realize other economies of scale.
30	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business;
(2)	the performance of comparable funds, as applicable, managed by the New Fund’s Subadvisor;
(3)	the proposed subadvisory fee for the New Fund, including any breakpoints; and
(4)	Information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services to be provided by the Subadvisor, the Board received and reviewed information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as considered information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who will provide services to the New Fund. The Board considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular periodic reviews of the Subadvisor and its operations in regard to the Funds, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities will include the development and maintenance of an investment program for the New Fund that is consistent with the New Fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the New Fund, the Board noted that the fees under the Subadvisory Agreement will be paid by the Advisor and not the New Fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	31

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the New Fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the New Fund will pay an advisory fee to the Advisor and that, in turn, the Advisor will pay a subadvisory fee to the Subadvisor. As noted above, the Board also considered the New Fund’s subadvisory fee as compared to similarly situated investment companies deemed to be comparable to the New Fund, as applicable.
Subadvisor performance. As noted above, the Board considered performance results of comparable funds managed by the Subadvisor against an applicable benchmark. The Board also noted that it reviews at its regularly scheduled meetings information about the performance of other John Hancock Funds managed by the Advisor. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager, and may reasonably be expected to provide a high quality of investment management services to the New Fund;
(2)	the Subadvisor provided performance information for a composite of comparable accounts over various time periods;
(3)	the proposed subadvisory fees are reasonable in relation to the level and quality of services to be provided under the Subadvisory Agreement; and
(4)	that the subadvisory fees will be paid by the Advisor not the New Fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the New Fund in order to permit shareholders to benefit from economies of scale if the New Fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, concluded that approval of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the New Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the amendment to the Advisory Agreement and the Subadvisory Agreement.
32	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	33

Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

34	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	35

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
36	JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Pictet Asset Management SA
Portfolio Managers
Luciano Diana
Yi Du
Gabriel Micheli, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK GLOBAL ENVIRONMENTAL OPPORTUNITIES FUND	37

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock Global Environmental Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901663	482A 10/21
12/2021

Annual report
John Hancock
International Dynamic Growth Fund
International equity
October 31, 2021

A message to shareholders
Dear shareholders,
Global equities delivered strong returns during the 12 months ended October 31, 2021. Following the approval of the first COVID-19 vaccine at the beginning of the period, economic growth and corporate earnings surged as virus-related restrictions were gradually lifted. World monetary policy was also highly supportive, with most global central banks holding interest rates near zero and maintaining their stimulative quantitative easing programs even as the economy recovered. Multiple stimulus packages enacted by the U.S. government provided an added boost to both economic growth and investor sentiment. These developments helped most major indexes finish the period near all-time highs despite periodic volatility associated with concerns about inflation, slowing growth in China, and new variants of the coronavirus.
As new variants of COVID-19 emerge, the markets could get increasingly volatile and economic disruptions may occur. In these uncertain times, your financial professional can assist with positioning your portfolio so that it’s sufficiently diversified to help meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.
On behalf of everyone at John Hancock Investment Management, I’d like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you’ve placed in us.
Sincerely,
Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe
This commentary reflects the CEO’s views as of this report’s period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
International Dynamic Growth Fund

2	Your fund at a glance
4	Manager’s discussion of fund performance
6	A look at performance
8	Your expenses
10	Fund’s investments
13	Financial statements
16	Financial highlights
21	Notes to financial statements
30	Report of independent registered public accounting firm
31	Tax information
32	Evaluation of advisory and subadvisory agreements by the Board of Trustees
39	Trustees and Officers
43	More information
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	1

Your fund at a glance
INVESTMENT OBJECTIVE

The fund seeks capital appreciation.
AVERAGE ANNUAL TOTAL RETURNS AS OF 10/31/2021 (%)

The MSCI All Country World Index (ACWI) ex USA Growth Index tracks the performance of growth stocks in the developed and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
The fund’s Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.
1Class A shares were first offered on 5-3-19. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund’s objectives, risks, and strategy, see the fund’s prospectus.
2	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

A new phase of the pandemic brought economic healing and a rally for stocks
Most global stocks generated sharply positive returns as the economy continued to recover from the 2020 shock of the COVID-19 pandemic, bolstered by massive fiscal and monetary stimulus.
The fund outpaced its benchmark index
The fund outperformed the MSCI ACWI ex USA Growth Index, in part due to notable contributions from stock selection in the consumer discretionary sector and an overweight in information technology.
Stock picking in financials hindered relative performance
Security selection in the financials sector and an overweight in the consumer discretionary sector detracted from relative performance.
SECTOR COMPOSITION AS OF 10/31/2021 (% of net assets)

Notes about risk
The fund is subject to various risks as described in the fund’s prospectus. The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance. For more information, please refer to the “Principal risks” section of the prospectus.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	3

Manager’s discussion of fund performance
What were the main drivers of global equity market performance during the 12 months ended October 31, 2021?
Massive fiscal and monetary stimulus measures implemented in response to COVID-19 helped to fuel a recovery, and the development and deployment of vaccines helped labor markets as many countries begin to heal. However, the subsequent spread of the highly contagious Delta variant later in the period prompted a more measured lifting of restrictions in some regions, slowing the pace of recovery and weighing on financial markets. Supply chain disruptions in many segments of the economy also weighed on the growth outlook, driving consumer prices higher and fueling expectations that accommodative monetary policies would need to be tightened to address concerns about excessive inflation.
Despite these issues, the strong overall recovery helped to fuel favorable investor sentiment for stocks. Across global equity markets, developed markets generally outperformed.
How did the fund perform?
The fund outperformed its benchmark. Stock selection was the primary driver of this result, led by holdings in the consumer discretionary and, to a lesser degree, in the industrials and healthcare sectors. In information technology, the fund’s
TOP 10 HOLDINGS AS OF 10/31/2021 (% of net assets)
ASML Holding NV	5.4
Sartorius Stedim Biotech	4.3
Microsoft Corp.	3.9
Ashtead Group PLC	3.6
Adyen NV	3.4
Adobe, Inc.	3.3
Contemporary Amperex Technology Company, Ltd., Class A	3.3
ServiceNow, Inc.	3.1
iShares Core MSCI Total International Stock ETF	2.9
Atlas Copco AB, A Shares	2.8
TOTAL	36.0
Cash and cash equivalents are not included.
TOP 10 COUNTRIES AS OF 10/31/2021 (% of net assets)
United States	15.9
France	9.5
Japan	9.2
Netherlands	8.8
Switzerland	7.8
United Kingdom	6.6
Sweden	6.5
Canada	5.2
China	5.2
Germany	5.2
TOTAL	79.9
Cash and cash equivalents are not included.
4	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

overweight had a notably positive impact, as the sector outperformed. From a regional perspective, relative performance was aided by stock selection in Europe (excluding the United Kingdom) and Asia (excluding Japan).
On the negative side, security selection in the financials sector detracted from relative performance, as did an overweight in the consumer discretionary sector.
At the individual security level, what were the key drivers of relative performance?
The fund’s top contributor was a position in Evolution AB (Sweden). Shares of the online, live-casino gaming company climbed, as it benefited from pandemic-related shutdowns of casinos. Other holdings that notably contributed to relative performance were ASML Holding NV (Netherlands), a supplier to the semiconductor industry; Contemporary Amperex Technology Company, Ltd. (China), a manufacturer of lithium-ion batteries for electric vehicles and energy storage systems; Lasertec Corp. (Japan), another semiconductor industry supplier; and Li Ning Company, Ltd. (China), a sportswear and sports equipment maker.
The position that had the most significant negative impact was an out-of-benchmark position in Xinyi Solar Holdings, Ltd. (China), a solar panel manufacturer. Other positions that weighed on relative performance were casino resort company Galaxy Entertainment Group, Ltd. (Hong Kong), multinational chemicals and biotechnology company Lonza Group AG (Switzerland), chemical company LG Chem, Ltd. (South Korea), and Samsung Electronics Company, Ltd. (South Korea). We sold the fund’s positions in Xinyi Solar, Galaxy Entertainment, and LG Chem during the period.
MANAGED BY

Andrew H. Jacobson, CFA
Bradley Amoils
The views expressed in this report are exclusively those of Andrew H. Jacobson, CFA, and Bradley Amoils, Axiom Investors LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	5

A look at performance
TOTAL RETURNS FOR THE PERIOD ENDED OCTOBER 31, 2021

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception (4-17-19)	Since inception (4-17-19)
Class A1	31.76	24.48	74.50
Class C1	36.71	26.12	80.41
Class I1,2	39.11	27.37	84.97
Class R6[1,2]	39.23	27.48	85.40
Class NAV[2]	39.13	27.49	85.41
Index†	22.73	14.99	42.64
Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.
The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual fee waivers and expense limitations in effect until February 28, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:
	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.32	2.07	1.07	0.96	0.95
Net (%)	1.20	1.95	0.95	0.84	0.83
Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.
The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund’s current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800–225–5291 or visit the fund’s website at jhinvestments.com.
The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund’s performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.
  † Index is the MSCI ACWI ex USA Growth Index.
See the following page for footnotes.
6	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock International Dynamic Growth Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we’ve shown the same investment in the MSCI ACWI ex USA Growth Index.
	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C1,3	4-17-19	18,041	18,041	14,264
Class I1,2	4-17-19	18,497	18,497	14,264
Class R6[1,2]	4-17-19	18,540	18,540	14,264
Class NAV[2]	4-17-19	18,541	18,541	14,264
The MSCI All Country World Index (ACWI) ex USA Growth Index tracks the performance of growth stocks in the developed and emerging markets, excluding the United States.
It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.
Footnotes related to performance pages
[1]	Class A, Class C, Class I, and Class R6 shares were first offered on 5-3-19. Returns prior to this date are those of Class NAV shares that have not been adjusted for class-specific expenses; otherwise, returns would vary.
[2]	For certain types of investors, as described in the fund’s prospectuses.
[3]	The contingent deferred sales charge is not applicable.
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	7

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at October 31, 2021, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on May 1, 2021, with the same investment held until October 31, 2021. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
8	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 5-1-2021	Ending value on 10-31-2021	Expenses paid during period ended 10-31-2021[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,100.10	$6.35	1.20%
	Hypothetical example	1,000.00	1,019.20	6.11	1.20%
Class C	Actual expenses/actual returns	1,000.00	1,096.50	10.30	1.95%
	Hypothetical example	1,000.00	1,015.40	9.91	1.95%
Class I	Actual expenses/actual returns	1,000.00	1,101.60	5.03	0.95%
	Hypothetical example	1,000.00	1,020.40	4.84	0.95%
Class R6	Actual expenses/actual returns	1,000.00	1,102.10	4.40	0.83%
	Hypothetical example	1,000.00	1,021.00	4.23	0.83%
Class NAV	Actual expenses/actual returns	1,000.00	1,102.10	4.40	0.83%
	Hypothetical example	1,000.00	1,021.00	4.23	0.83%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	9

Fund’s investments
AS OF 10-31-21
	Shares	Value
Common stocks 94.8%		$304,122,068
(Cost $224,541,935)
Argentina 0.8%		2,658,431
MercadoLibre, Inc. (A)	1,795	2,658,431
Australia 2.5%		7,969,484
Atlassian Corp. PLC, Class A (A)	10,191	4,668,803
Macquarie Group, Ltd.	22,291	3,300,681
Canada 5.2%		16,705,134
Canadian National Railway Company	14,040	1,865,950
Shopify, Inc., Class A (A)	2,139	3,137,335
The Descartes Systems Group, Inc. (A)	41,600	3,397,311
The Toronto-Dominion Bank	114,400	8,304,538
China 5.2%		16,540,319
Contemporary Amperex Technology Company, Ltd., Class A	104,200	10,437,928
Li Ning Company, Ltd.	553,000	6,102,391
France 9.5%		30,515,181
Hermes International	1,876	2,978,936
LVMH Moet Hennessy Louis Vuitton SE	7,297	5,721,748
Sartorius Stedim Biotech	25,110	13,839,940
Teleperformance	19,091	7,974,557
Germany 3.6%		11,483,819
BioNTech SE, ADR (A)	21,164	5,899,042
CTS Eventim AG & Company KGaA (A)	76,787	5,584,777
Hong Kong 3.5%		11,386,943
AIA Group, Ltd.	395,500	4,432,373
Techtronic Industries Company, Ltd.	338,500	6,954,570
Italy 2.2%		7,082,490
Amplifon SpA	88,826	4,520,211
Davide Campari-Milano NV	180,389	2,562,279
Japan 9.2%		29,665,558
BayCurrent Consulting, Inc.	10,900	4,523,720
Kobe Bussan Company, Ltd. (B)	44,200	1,522,543
Lasertec Corp.	19,700	4,273,241
Recruit Holdings Company, Ltd.	93,000	6,186,269
Sony Group Corp.	73,400	8,499,454
Tokyo Electron, Ltd.	10,000	4,660,331
Netherlands 8.8%		28,332,126
Adyen NV (A)(C)	3,629	10,949,843
10	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Netherlands (continued)
ASML Holding NV	21,383	$17,382,283
Singapore 4.3%		13,672,595
DBS Group Holdings, Ltd.	246,500	5,760,178
Sea, Ltd., ADR (A)	23,030	7,912,417
South Korea 2.2%		7,099,184
Kia Corp.	77,851	5,680,969
Samsung Electronics Company, Ltd.	23,687	1,418,215
Sweden 6.5%		21,008,606
Atlas Copco AB, A Shares	139,863	9,006,997
Epiroc AB, A Shares	252,585	6,284,686
EQT AB	87,940	4,644,979
Evolution AB (C)	6,603	1,071,944
Switzerland 7.8%		24,989,849
Bachem Holding AG, Class B	4,896	3,941,079
Lonza Group AG	5,218	4,288,155
STMicroelectronics NV, NYRS (B)	106,300	5,064,132
Straumann Holding AG	3,554	7,398,356
Wizz Air Holdings PLC (A)(C)	67,962	4,298,127
Taiwan 2.3%		7,242,690
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	63,700	7,242,690
United Kingdom 6.6%		21,059,115
Ashtead Group PLC	138,911	11,642,155
Croda International PLC	31,376	4,061,012
Endava PLC, ADR (A)	33,800	5,355,948
United States 13.0%		41,699,261
Adobe, Inc. (A)	16,260	10,574,854
Microsoft Corp.	37,400	12,402,588
NVIDIA Corp.	27,730	7,089,729
ServiceNow, Inc. (A)	14,449	10,081,934
Visa, Inc., Class A	7,320	1,550,156
Uruguay 1.6%		5,011,283

Globant SA (A)	15,700	5,011,283
Preferred securities 1.6%		$5,032,440
(Cost $5,335,885)
Germany 1.6%		5,032,440

Volkswagen AG	22,423	5,032,440
Exchange-traded funds 2.9%		$9,331,039
(Cost $9,260,666)
iShares Core MSCI Total International Stock ETF	127,700	9,331,039

SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	11

	Yield (%)	Shares	Value
Short-term investments 2.1%			$6,736,135
(Cost $6,736,394)
Short-term funds 2.1%			6,736,135
John Hancock Collateral Trust (D)	0.0370(E)	673,237	6,736,135

Total investments (Cost $245,874,880) 101.4%	$325,221,682
Other assets and liabilities, net (1.4%)	(4,577,861)
Total net assets 100.0%	$320,643,821

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
NYRS	New York Registry Shares
(A)	Non-income producing security.
(B)	All or a portion of this security is on loan as of 10-31-21.
(C)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(D)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(E)	The rate shown is the annualized seven-day yield as of 10-31-21.
At 10-31-21, the aggregate cost of investments for federal income tax purposes was $246,637,893. Net unrealized appreciation aggregated to $78,583,789, of which $80,345,866 related to gross unrealized appreciation and $1,762,077 related to gross unrealized depreciation.
12	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 10-31-21

Assets
Unaffiliated investments, at value (Cost $239,138,486) including $6,557,890 of securities loaned	$318,485,547
Affiliated investments, at value (Cost $6,736,394)	6,736,135
Total investments, at value (Cost $245,874,880)	325,221,682
Cash	757,990
Dividends and interest receivable	233,556
Receivable for fund shares sold	961,687
Receivable for investments sold	2,785,631
Receivable from affiliates	1,910
Other assets	35,835
Total assets	329,998,291
Liabilities
Foreign currency overdraft, at value (cost $362,478)	362,889
Payable for investments purchased	2,097,841
Payable for fund shares repurchased	31,282
Payable upon return of securities loaned	6,736,401
Payable to affiliates
Accounting and legal services fees	17,682
Transfer agent fees	2,554
Other liabilities and accrued expenses	105,821
Total liabilities	9,354,470
Net assets	$320,643,821
Net assets consist of
Paid-in capital	$169,190,213
Total distributable earnings (loss)	151,453,608
Net assets	$320,643,821

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($14,899,373 ÷ 857,968 shares)[1]	$17.37
Class C ($605,003 ÷ 35,492 shares)[1]	$17.05
Class I ($16,575,746 ÷ 949,449 shares)	$17.46
Class R6 ($99,432 ÷ 5,686 shares)	$17.49
Class NAV ($288,464,267 ÷ 16,488,365 shares)	$17.50
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$18.28

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	13

STATEMENT OF OPERATIONS For the year ended 10-31-21

Investment income
Dividends	$2,707,675
Securities lending	26,623
Interest	1,227
Less foreign taxes withheld	(256,398)
Total investment income	2,479,127
Expenses
Investment management fees	2,400,957
Distribution and service fees	29,664
Accounting and legal services fees	45,880
Transfer agent fees	25,832
Trustees’ fees	4,942
Custodian fees	107,245
State registration fees	67,281
Printing and postage	16,179
Professional fees	57,842
Other	37,378
Total expenses	2,793,200
Less expense reductions	(276,656)
Net expenses	2,516,544
Net investment loss	(37,417)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	82,767,487
Affiliated investments	(1,713)
82,765,774
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	14,545,861
Affiliated investments	71
14,545,932
Net realized and unrealized gain	97,311,706
Increase in net assets from operations	$97,274,289
14	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 10-31-21	Year ended 10-31-20
Increase (decrease) in net assets
From operations
Net investment loss	$(37,417)	$(91,924)
Net realized gain	82,765,774	20,051,811
Change in net unrealized appreciation (depreciation)	14,545,932	43,464,544
Increase in net assets resulting from operations	97,274,289	63,424,431
Distributions to shareholders
From earnings
Class A	(414,774)	(303)
Class C	(8,541)	—
Class I	(629,246)	(272)
Class R6	(4,060)	(148)
Class NAV	(14,085,853)	(948,844)
Total distributions	(15,142,474)	(949,567)
From fund share transactions	(8,848,861)	(153,083,187)
Total increase (decrease)	73,282,954	(90,608,323)
Net assets
Beginning of year	247,360,867	337,969,190
End of year	$320,643,821	$247,360,867
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	15

Financial highlights
CLASS A SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$13.24	$10.48	$10.09
Net investment loss[2]	(0.06)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	5.01	2.82	0.41
Total from investment operations	4.95	2.76	0.39
Less distributions
From net investment income	—	—[3]	—
From net realized gain	(0.82)	—	—
Total distributions	(0.82)	—	—
Net asset value, end of period	$17.37	$13.24	$10.48
Total return (%)[4,5]	38.72	26.39	3.87[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$15	$6	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.29	1.32	1.33[7]
Expenses including reductions	1.20	1.20	1.20[7]
Net investment loss	(0.35)	(0.50)	(0.31)[7]
Portfolio turnover (%)	133	135	48

[1]	The inception date for Class A shares is 5-3-19.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Does not reflect the effect of sales charges, if any.
[6]	Not annualized.
[7]	Annualized.
16	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$13.10	$10.44	$10.09
Net investment loss[2]	(0.19)	(0.14)	(0.04)
Net realized and unrealized gain (loss) on investments	4.96	2.80	0.39
Total from investment operations	4.77	2.66	0.35
Less distributions
From net realized gain	(0.82)	—	—
Net asset value, end of period	$17.05	$13.10	$10.44
Total return (%)[3,4]	37.71	25.48	3.47[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.04	2.07	2.08[7]
Expenses including reductions	1.95	1.95	1.95[7]
Net investment loss	(1.18)	(1.21)	(0.75)[7]
Portfolio turnover (%)	133	135	48

[1]	The inception date for Class C shares is 5-3-19.
[2]	Based on average daily shares outstanding.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	17

CLASS I SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$13.27	$10.50	$10.09
Net investment income (loss)[2]	(0.02)	—[3]	0.02
Net realized and unrealized gain (loss) on investments	5.03	2.79	0.38
Total from investment operations	5.01	2.79	0.40
Less distributions
From net investment income	—	(0.02)	—
From net realized gain	(0.82)	—	—
Total distributions	(0.82)	(0.02)	—
Net asset value, end of period	$17.46	$13.27	$10.50
Total return (%)[4]	39.11	26.64	4.06[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$9	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.04	1.08	1.08[7]
Expenses including reductions	0.95	0.95	0.95[7]
Net investment income (loss)	(0.12)	0.01	0.31[7]
Portfolio turnover (%)	133	135	48

[1]	The inception date for Class I shares is 5-3-19.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
18	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$13.28	$10.50	$10.09
Net investment income (loss)[2]	—[3]	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	5.03	2.82	0.39
Total from investment operations	5.03	2.81	0.41
Less distributions
From net investment income	—	(0.03)	—
From net realized gain	(0.82)	—	—
Total distributions	(0.82)	(0.03)	—
Net asset value, end of period	$17.49	$13.28	$10.50
Total return (%)[4]	39.23	26.82	4.06[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$—[6]	$—[6]	$—[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.93	0.96	0.98[7]
Expenses including reductions	0.84	0.84	0.84[7]
Net investment income (loss)	—[8]	(0.07)	0.45[7]
Portfolio turnover (%)	133	135	48

[1]	The inception date for Class R6 shares is 5-3-19.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Less than $500,000.
[7]	Annualized.
[8]	Less than 0.005%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	19

CLASS NAV SHARES Period ended	10-31-21	10-31-20	10-31-19[1]
Per share operating performance
Net asset value, beginning of period	$13.28	$10.50	$10.00
Net investment income[2]	—[3]	—[3]	0.03
Net realized and unrealized gain (loss) on investments	5.04	2.81	0.47
Total from investment operations	5.04	2.81	0.50
Less distributions
From net investment income	—	(0.03)	—
From net realized gain	(0.82)	—	—
Total distributions	(0.82)	(0.03)	—
Net asset value, end of period	$17.50	$13.28	$10.50
Total return (%)[4]	39.13	26.92	5.00[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$288	$232	$337
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.95	0.96[6]
Expenses including reductions	0.83	0.83	0.83[6]
Net investment income (loss)	0.01	(0.03)	0.62[6]
Portfolio turnover (%)	133	135	48

[1]	Period from 4-17-19 (commencement of operations) to 10-31-19.
[2]	Based on average daily shares outstanding.
[3]	Less than $0.005 per share.
[4]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[5]	Not annualized.
[6]	Annualized.
20	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock International Dynamic Growth Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares eight years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund’s Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund’s Pricing Committee, following
ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	21

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund’s investments as of October 31, 2021, by major security category or type:
	Total value at 10-31-21	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Argentina	$2,658,431	$2,658,431	—	—
Australia	7,969,484	4,668,803	$3,300,681	—
Canada	16,705,134	16,705,134	—	—
China	16,540,319	—	16,540,319	—
France	30,515,181	—	30,515,181	—
Germany	11,483,819	5,899,042	5,584,777	—
Hong Kong	11,386,943	—	11,386,943	—
Italy	7,082,490	—	7,082,490	—
Japan	29,665,558	—	29,665,558	—
Netherlands	28,332,126	—	28,332,126	—
Singapore	13,672,595	7,912,417	5,760,178	—
South Korea	7,099,184	—	7,099,184	—
Sweden	21,008,606	—	21,008,606	—
Switzerland	24,989,849	5,064,132	19,925,717	—
Taiwan	7,242,690	7,242,690	—	—
United Kingdom	21,059,115	5,355,948	15,703,167	—
United States	41,699,261	41,699,261	—	—
Uruguay	5,011,283	5,011,283	—	—
Preferred securities	5,032,440	—	5,032,440	—
Exchange-traded funds	9,331,039	9,331,039	—	—
Short-term investments	6,736,135	6,736,135	—	—
Total investments in securities	$325,221,682	$118,284,315	$206,937,367	—
22	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund may invest its cash collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. During the existence of the loan, the fund will receive from the borrower amounts equivalent to any dividends, interest or other distributions on the loaned securities, as well as interest on such amounts. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.
Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of October 31, 2021, the fund loaned securities valued at $6,557,890 and received $6,736,401 of cash collateral.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
There may be unexpected restrictions on investments or on exposures to investments in companies located in certain foreign countries, such as China. For example, on November 12, 2020, the President of the United States signed an Executive Order prohibiting U.S. persons from purchasing or investing in publicly-traded securities or their derivatives of companies identified by the U.S. government as “Communist Chinese military companies.” As a
ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	23

result of forced sales of a security, or inability to participate in an investment the manager otherwise believes is attractive, a fund may incur losses.
Trading in certain Chinese securities through Hong Kong Stock Connect or Bond Connect, mutual market access programs that enable foreign investment in the People’s Republic of China, is subject to certain restrictions and risks. Securities offered through these programs may lose purchase eligibility and any changes in laws, regulations and policies impacting these programs may affect security prices, which could adversely affect the fund’s performance.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriations imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund’s custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. The fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. Prior to June 24, 2021, the fund could borrow up to an aggregate commitment amount of $850 million. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset-based allocations and is reflected in Other expenses on the Statement of operations. For the year ended October 31, 2021, the fund had no borrowings under the line of credit. Commitment fees for the year ended October 31, 2021 were $6,193.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
As of October 31, 2021, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
24	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended October 31, 2021 and 2020 was as follows:
	October 31, 2021	October 31, 2020
Ordinary income	—	$799,540
Long-term capital gains	$15,142,474	150,027
Total	$15,142,474	$949,567
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of October 31, 2021, the components of distributable earnings on a tax basis consisted of $18,249,993 of undistributed ordinary income and $54,616,974 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and treating a portion of the proceeds from redemptions as distributions for tax purposes.
Note 3—Guarantees and indemnifications
Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of John Hancock Life Insurance Company (U.S.A), which in turn is a subsidiary of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 0.810% of the first $1 billion of the fund’s average daily net assets; and (b) 0.750% of the fund’s average daily net assets in excess of $1 billion. When aggregate net assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.750% on all assets. The Advisor has a subadvisory agreement with Axiom Investors LLC. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended October 31, 2021, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2023, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	25

The Advisor has contractually agreed to reduce its management fee for the fund, or if necessary, make payment to the fund, in an amount equal to the amount by which the fund’s expenses exceed 0.83% of average daily net assets, on an annualized basis. Expenses means all the expenses of the fund, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, acquired fund fees and expenses paid indirectly, borrowing costs, prime brokerage fees, and short dividend expense. This current limitation expires on February 28, 2022, unless renewed by mutual agreement of the fund and Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended October 31, 2021, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$9,689
Class C	285
Class I	10,907
Class	Expense reduction
Class R6	$77
Class NAV	255,698
Total	$276,656

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended October 31, 2021, were equivalent to a net annual effective rate of 0.72% of the fund’s average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended October 31, 2021, amounted to an annual rate of 0.02% of the fund’s average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund’s shares:
Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $15,736 for the year ended October 31, 2021. Of this amount, $3,114 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $12,622 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares purchased, including those that are acquired through purchases of $1 million or more, and redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended October 31, 2021, there were no CDSCs received by the Distributor for Class A and Class C shares.
26	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended October 31, 2021 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$26,499	$12,183
Class C	3,165	365
Class I	—	13,276
Class R6	—	8
Total	$29,664	$25,832
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund’s activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$2,400,000	1	0.670%	$(45)
Lender	5,200,000	1	0.660%	95
Note 5—Fund share transactions
Transactions in fund shares for the years ended October 31, 2021 and 2020 were as follows:
	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class A shares
Sold	591,752	$9,212,409	439,562	$5,392,087
Distributions reinvested	29,168	414,774	28	303
Repurchased	(204,626)	(3,169,719)	(54,001)	(612,898)
Net increase	416,294	$6,457,464	385,589	$4,779,492
ANNUAL REPORT | JOHN HANCOCK International Dynamic Growth Fund	27

	Year Ended 10-31-21		Year Ended 10-31-20
	Shares	Amount	Shares	Amount
Class C shares
Sold	49,721	$807,191	5,280	$65,251
Distributions reinvested	320	4,496	—	—
Repurchased	(26,075)	(392,673)	(938)	(11,789)
Net increase	23,966	$419,014	4,342	$53,462
Class I shares
Sold	755,860	$12,499,725	1,239,004	$14,415,431
Distributions reinvested	44,127	629,246	15	161
Repurchased	(553,824)	(8,970,125)	(543,019)	(6,022,992)
Net increase	246,163	$4,158,846	696,000	$8,392,600
Class R6 shares
Sold	721	$11,542	19	$250
Distributions reinvested	1	15	—	—
Repurchased	(10)	(162)	—	—
Net increase	712	$11,395	19	$250
Class NAV shares
Sold	3,502,229	$53,111,398	553,146	$5,507,296
Distributions reinvested	986,404	14,085,853	86,494	948,844
Repurchased	(5,461,152)	(87,092,831)	(15,282,773)	(172,765,131)
Net decrease	(972,519)	$(19,895,580)	(14,643,133)	$(166,308,991)
Total net decrease	(285,384)	$(8,848,861)	(13,557,183)	$(153,083,187)
Affiliates of the fund owned 14%, 87% and 100% of shares of Class C, Class R6 and Class NAV, respectively, on October 31, 2021. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $400,353,281 and $423,240,128, respectively, for the year ended October 31, 2021.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
28	JOHN HANCOCK International Dynamic Growth Fund | ANNUAL REPORT

Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund’s net assets. At October 31, 2021, funds within the John Hancock group of funds complex held 89.9% of the fund’s net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund’s net assets:
Portfolio	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	35.6%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	26.1%
John Hancock Funds II Multimanager Lifestyle Aggressive Portfolio	16.1%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund’s fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	673,237	$5,197,077	$97,933,300	$(96,392,600)	$(1,713)	$71	$26,623	—	$6,736,135

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, which may lead to less liquidity in certain instruments, industries, sectors or the markets generally, and may ultimately affect fund performance.
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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock International Dynamic Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the fund’s investments, of John Hancock International Dynamic Growth Fund (one of the funds constituting John Hancock Investment Trust, referred to hereafter as the "Fund") as of October 31, 2021, the related statement of operations for the year ended October 31, 2021, the statements of changes in net assets for each of the two years in the period ended October 31, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2021 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
December 14, 2021
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
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Tax information
(Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2021.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable as Section 163(j) Interest Dividends.
Income derived from foreign sources was $2,307,301. The fund intends to pass through foreign tax credits of $252,096.
The fund paid $23,191,716 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2021 Form 1099-DIV in early 2022. This will reflect the tax character of all distributions paid in calendar year 2021.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
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EVALUATION OF ADVISORY AND SUBADVISORY AGREEMENTS BY THE BOARD OF TRUSTEES

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Investment Trust (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Axiom Investors LLC (the Subadvisor), for John Hancock International Dynamic Growth Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 22-24, 2021 videoconference1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at a videoconference meeting held on May 25-26, 2021. The Trustees who are not “interested persons” of the Trust as defined by the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees) also met separately to evaluate and discuss the information presented, including with counsel to the Independent Trustees and a third-party consulting firm.
Approval of Advisory and Subadvisory Agreements
At a videoconference meeting held on June 22-24, 2021, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the 1940 Act, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.
In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

1On June 19, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the “Order”) pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board’s May and June meetings were held via videoconference in reliance on the Order. This exemptive order supersedes, in part, a similar earlier exemptive order issued by the SEC.
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Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
Approval of Advisory Agreement
In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.
Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund’s compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties, through Board meetings, discussions and reports during the preceding year and through each Trustee’s experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).
In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:
(a)	the skills and competency with which the Advisor has in the past managed the Trust’s affairs and its subadvisory relationship, the Advisor’s oversight and monitoring of the Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor’s personnel;
(c)	the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
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(d)	the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor’s oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor’s initiatives intended to improve various aspects of the Trust’s operations and investor experience with the fund; and
(g)	the Advisor’s reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.
The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.
Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:
(a)	reviewed information prepared by management regarding the fund’s performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor’s analysis of the fund’s performance and its plans and recommendations regarding the Trust’s subadvisory arrangements generally.
The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and the peer group median for the period from April 30, 2019 through December 31, 2020, and the one-year period ended December 31, 2020. The Board took into account management’s discussion of the fund’s performance, including the favorable performance relative to its benchmark index and the peer group for the period from April 30, 2019 through December 31, 2020, and the one-year period ended December 31, 2020. The Board concluded that the fund’s performance has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index.
Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund’s contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are equal to the peer group median.
34	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

The Board took into account management’s discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm’s length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund’s operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduce management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisor’s services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.
Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor’s relationship with the Trust, the Board:
(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor’s allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund’s distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm’s length;
(j)	considered the Advisor’s ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.
Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.
Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:
(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund’s advisory fee structure and concluded that: (i) the fund’s fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management’s discussion of the fund’s advisory fee structure; and
(c)	the Board also considered the effect of the fund’s growth in size on its performance and fees. The Board also noted that if the fund’s assets increase over time, the fund may realize other economies of scale.
Approval of Subadvisory Agreement
In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:
(1)	information relating to the Subadvisor’s business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third-party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust’s Advisor and Subadvisor.
Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed the Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor’s compliance program and any disciplinary history. The Board also considered the Subadvisor’s risk assessment and monitoring process. The Board reviewed the Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its
36	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.
The Board considered the Subadvisor’s investment process and philosophy. The Board took into account that the Subadvisor’s responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor’s brokerage policies and practices, including with respect to best execution and soft dollars.
Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.
The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board’s consideration of the Subadvisory Agreement.
The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.
In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.
Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund’s subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third-party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.
Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor’s focus on the Subadvisor’s performance. The Board also noted the Subadvisor’s long-term performance record for similar accounts, as applicable.
The Board’s decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:
(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
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(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund’s benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *
Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.
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Trustees and Officers
This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.
Independent Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	191
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (2008-2020); Director, The Barnes Group (2010-2021); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.
Charles L. Bardelis,[2] Born: 1941	2012	191
Trustee
Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).
James R. Boyle, Born: 1959	2015	191
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014–July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999–2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005–2010). Trustee of various trusts within the John Hancock Fund Complex (2005–2014 and since 2015).
Peter S. Burgess,[2] Born: 1942	2012	191
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (2004-2021); Director, Symetra Financial Corporation (2010–2016); Director, PMA Capital Corporation (2004–2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).
William H. Cunningham, Born: 1944	1986	191
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009–2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).
Grace K. Fey, Born: 1946	2012	191
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
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Independent Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2008	191
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Amwell Corporation (since 2020); Board of Directors, Massachusetts Women’s Forum (2018-2020); Board of Directors, National Association of Corporate Directors/New England (2015-2020); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange (2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).
Steven R. Pruchansky, Born: 1944	1994	191
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011–2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.
Frances G. Rathke,[2] Born: 1960	2020	191
Trustee
Board Member, Oatly Group AB (plant-based drink company) (since 2021): Director, Northern New England Energy Corporation (since 2017); Director, Audit Committee Chair and Compensation Committee Member, Green Mountain Power Corporation (since 2016); Director, Treasurer and Finance & Audit Committee Chair, Flynn Center for Performing Arts (since 2016); Director, Audit Committee Chair and Compensation Committee Member, Planet Fitness (since 2016); Director, Citizen Cider, Inc. (high-end hard cider and hard seltzer company) (since 2016); Chief Financial Officer and Treasurer, Keurig Green Mountain, Inc. (2003-retired 2015); Independent Financial Consultant, Frances Rathke Consulting (strategic and financial consulting services) (2001-2003); Chief Financial Officer and Secretary, Ben & Jerry’s Homemade, Inc. (1989-2000, including prior positions); Senior Manager, Coopers & Lybrand, LLC (independent public accounting firm) (1982-1989). Trustee of various trusts within the John Hancock Fund Complex (since 2020).
Gregory A. Russo, Born: 1949	2009	191
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006); Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

40	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

Non-Independent Trustees[3]
Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	191
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).
Marianne Harrison, Born: 1963	2018	191
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013–2017); Member, Board of Directors, Boston Medical Center (since 2021); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary’s General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013- 2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012–2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).
Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).
Christopher (Kit) Sechler, Born: 1973	2018
Secretary and Chief Legal Officer
Vice President and Deputy Chief Counsel, John Hancock Investment Management (since 2015); Assistant Vice President and Senior Counsel (2009–2015), John Hancock Investment Management; Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009); Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2009, including prior positions).
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	41

Principal officers who are not Trustees (continued)
Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Current Position(s) with the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019–2020); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016–2019); Vice President, State Street Global Advisors (2015–2016); Chief Compliance Officer of various trusts within the John Hancock Fund Complex (since 2016, including prior positions).
The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.
The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.
[1]	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee’s death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
[2]	Member of the Audit Committee.
[3]	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
42	JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND | ANNUAL REPORT

More information
Trustees
Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
Frances G. Rathke*
Gregory A. Russo
Officers
Andrew G. Arnott
President
Charles A. Rizzo
Chief Financial Officer
Salvatore Schiavone
Treasurer
Christopher (Kit) Sechler
Secretary and Chief Legal Officer
Trevor Swanberg
Chief Compliance Officer
* Member of the Audit Committee
† Non-Independent Trustee
Investment advisor
John Hancock Investment Management LLC
Subadvisor
Axiom Investors LLC
Portfolio Managers
Bradley Amoils
Andrew Jacobson, CFA
Principal distributor
John Hancock Investment Management Distributors LLC
Custodian
Citibank, N.A.
Transfer agent
John Hancock Signature Services, Inc.
Legal counsel
K&L Gates LLP
Independent registered public accounting firm
PricewaterhouseCoopers LLP

The fund’s proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.
All of the fund’s holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund’s Form N-PORT filings are available on our website and the SEC’s website, sec.gov.
We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.
You can also contact us:
800-225-5291	Regular mail:	Express mail:
jhinvestments.com	John Hancock Signature Services, Inc. P.O. Box 219909 Kansas City, MO 64121-9909	John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407
ANNUAL REPORT | JOHN HANCOCK INTERNATIONAL DYNAMIC GROWTH FUND	43

John Hancock family of funds
U.S. EQUITY FUNDS

Blue Chip Growth
Classic Value
Disciplined Value
Disciplined Value Mid Cap
Equity Income
Financial Industries
Fundamental All Cap Core
Fundamental Large Cap Core
Mid Cap Growth
New Opportunities
Regional Bank
Small Cap Core
Small Cap Growth
Small Cap Value
U.S. Global Leaders Growth
U.S. Growth
INTERNATIONAL EQUITY FUNDS

Disciplined Value International
Emerging Markets
Emerging Markets Equity
Fundamental Global Franchise
Global Environmental Opportunities
Global Equity
Global Shareholder Yield
Global Thematic Opportunities
International Dynamic Growth
International Growth
International Small Company
FIXED-INCOME FUNDS

Bond
California Tax-Free Income
Emerging Markets Debt
Floating Rate Income
Government Income
High Yield
High Yield Municipal Bond
Income
Investment Grade Bond
Money Market
Opportunistic Fixed Income
Short Duration Bond
Short Duration Credit Opportunities
Strategic Income Opportunities
Tax-Free Bond
ALTERNATIVE FUNDS

Absolute Return Currency
Alternative Asset Allocation
Diversified Macro
Infrastructure
Multi-Asset Absolute Return
Real Estate Securities
Seaport Long/Short

A fund’s investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

EXCHANGE-TRADED FUNDS

John Hancock Corporate Bond ETF
John Hancock Mortgage-Backed Securities ETF
John Hancock Multifactor Consumer Discretionary ETF
John Hancock Multifactor Consumer Staples ETF
John Hancock Multifactor Developed International ETF
John Hancock Multifactor Emerging Markets ETF
John Hancock Multifactor Energy ETF
John Hancock Multifactor Financials ETF
John Hancock Multifactor Healthcare ETF
John Hancock Multifactor Industrials ETF
John Hancock Multifactor Large Cap ETF
John Hancock Multifactor Materials ETF
John Hancock Multifactor Media and
Communications ETF
John Hancock Multifactor Mid Cap ETF
John Hancock Multifactor Small Cap ETF
John Hancock Multifactor Technology ETF
John Hancock Multifactor Utilities ETF
ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG Core Bond
ESG International Equity
ESG Large Cap Core
ASSET ALLOCATION/TARGET DATE FUNDS

Balanced
Multi-Asset High Income
Multi-Index Lifetime Portfolios
Multi-Index Preservation Portfolios
Multimanager Lifestyle Portfolios
Multimanager Lifetime Portfolios
Retirement Income 2040
CLOSED-END FUNDS

Financial Opportunities
Hedged Equity & Income
Income Securities Trust
Investors Trust
Preferred Income
Preferred Income II
Preferred Income III
Premium Dividend
Tax-Advantaged Dividend Income
Tax-Advantaged Global Shareholder Yield
John Hancock ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.
John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP. Foreside is not affiliated with John Hancock Investment Management Distributors LLC, Manulife Investment Management (US) LLC or Dimensional Fund Advisors LP.
Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

A trusted brand
John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It’s why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.
A better way to invest
We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.
Results for investors
Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world’s best managers, along with strong risk-adjusted returns across asset classes.
“A trusted brand” is based on a survey of 6,651 respondents conducted by Medallia between 3/18/20 and 5/13/20.
John Hancock Investment Management Distributors LLC, Member FINRA, SIPC
200 Berkeley Street, Boston, MA 02116-5010, 800-225-5291, jhinvestments.com
Manulife Investment Management, the Stylized M Design, and Manulife Investment Management & Stylized M Design are trademarks of The Manufacturers Life Insurance Company and are used by its affiliates under license.
NOT FDIC INSURED. MAY LOSE VALUE. NO BANK GUARANTEE. NOT INSURED BY ANY GOVERNMENT AGENCY.
This report is for the information of the shareholders of John Hancock International Dynamic Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF1901683	474A 10/21
12/2021

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2021, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the "Covered Officers"). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is "independent", pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant for the audits of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements amounted to the following for the fiscal years ended October 31, 2021 and 2020. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	October 31, 2021	October 31, 2020
Small Cap Core Fund	$41,113	$40,115
Seaport Long/Short Fund	$109,985	$110,407
Emerging Markets Equity Fund	$43,166	$42,972
ESG International Equity Fund	$54,156	$53,696
ESG Large Cap Core Fund	$43,166	$42,972
Global Thematic Opportunities Fund	$45,635	$45,393
Diversified Macro Fund	$76,230	$65,385
Global Environmental Opportunities Fund	$26,006	-
International Dynamic Growth Fund	$45,635	$45,393

(b) Audit-Related Services

Audit-related service fees for assurance and related services by the principal accountant are billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser ("control affiliates") that provides ongoing services to the registrant. The nature of the services provided was related to regulatory filings and affiliated service provider internal controls reviews.

Fund	October 31, 2021	October 31, 2020
Small Cap Core Fund	$771	$604
Seaport Long/Short Fund	$771	$604
Emerging Markets Equity Fund	$771	$604
ESG International Equity Fund	$771	$604
ESG Large Cap Core Fund	$4,841	$604
Global Thematic Opportunities Fund	$771	$604
Diversified Macro Fund	$771	$604
Global Environmental Opportunities Fund	$771	-
International Dynamic Growth Fund	$771	$604

In addition, amounts billed to control affiliates for service provider internal controls reviews were $119,500 and $116,000 for the fiscal years ended October 31, 2021 and 2020, respectively.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning ("tax fees") amounted to the following for the fiscal years ended October 31, 2021 and 2020. The nature of the services comprising the tax fees was the review of the registrant's tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant's audit committee.

Fund	October 31, 2021	October 31, 2020
Small Cap Core Fund	$3,914	$5,337
Seaport Long/Short Fund	$3,992	$3,914
Emerging Markets Equity Fund	$3,914	$3,837
ESG International Equity Fund	$4,491	$4,403
ESG Large Cap Core Fund	$5,164	$5,087
Global Thematic Opportunities Fund	$4,491	$4,403
Diversified Macro Fund	$3,914	$8,837
Global Environmental Opportunities Fund	$4,491	-
International Dynamic Growth Fund	$4,491	$4,403

(d) All Other Fees

Other fees billed for professional services rendered by the principal accountant to the registrant or to the control affiliates for the fiscal years ended October 31, 2021 and 2020 amounted to the following:

Fund	October 31, 2021	October 31, 2020
Small Cap Core Fund	$271	$89
Seaport Long/Short Fund	$271	$89
Emerging Markets Equity Fund	$271	$89
ESG International Equity Fund	$271	$89
ESG Large Cap Core Fund	$271	$89
Global Thematic Opportunities Fund	$271	$89
Diversified Macro Fund	$271	$89
Global Environmental Opportunities Fund	$271	-
International Dynamic Growth Fund	$271	$89

The nature of the services comprising all other fees is advisory services provided to the investment manager.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the "Auditor") relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant's principal accountant, for the fiscal period ended October 31, 2021, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant for non- audit services rendered to the registrant and rendered to the registrant's control affiliates for the fiscal years ended October 31, 2021 and 2020 amounted to the following:

Trust	October 31, 2021	October 31, 2020
John Hancock Investment Trust	$1,089,893	$1,199,409

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant's principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Frances G. Rathke

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)Not applicable.

(b)Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED- END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Nominating and Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a)Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Andrew Arnott
------------------------------
Andrew Arnott
President
Date:	December 17, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
-------------------------------
Andrew Arnott
President
Date:	December 17, 2021
By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer
Date:	December 17, 2021